File No. 333-176150
811-04972

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.		/ /
POST-EFFECTIVE AMENDMENT NO.	19	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO.	695	/X/

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN
(Exact Name of Registrant)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
(Name of Depositor)

1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(Address of Depositor's Principal Offices/Zip Code)

(860) 791-0286
(Depositor's Telephone Number, Including Area Code)

LISA PROCH
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b)
/ X/	on May 3, 2021 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on ________ pursuant to paragraph (a)(1) of Rule 485 under the Securities Act
/ /	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment

PART A

PERSONAL RETIREMENT MANAGER III*
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 4/1/99)
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 12/8/86)
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

On January 18, 2021, the owners of Hopmeadow Holdings LP (“HHLP”), a parent of Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company ("Talcott Resolution"), signed a definitive agreement to sell all of the equity interests in HHLP and its subsidiaries, including Talcott Resolution, to Sixth Street Partners, a global investment firm. The sale is subject to regulatory approval and the satisfaction of other closing conditions.
Talcott Resolution will continue to administer your annuity contract and remains responsible for paying all contractual guarantees and General Account liabilities under your annuity contract subject to its financial strength and claims paying ability. The terms, features and benefits of your insurance contract will NOT change as a result of the sale.
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*This product was previously sold under various marketing names depending on which distribution partner sold the product and/or when the product was sold. These marketing names include: Personal Retirement Manager Series III and Huntington Personal Retirement Manager Series III.
The variable annuity products described in this prospectus are no longer for sale. However, we continue to administer the in force annuity contracts. In 2013, we announced that we would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with the in force annuity block of contracts. This variable annuity prospectus describes a contract between each Owner and joint Owner (“you”) and Talcott Resolution. You should read the terms of your contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity. This is an individual, deferred, flexible-premium variable annuity.
At the time you purchased your Contract you were able to allocate some or all of your Deposit to the Personal Pension Account and/or the Fixed Accumulation Feature. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in MA. As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA.
This prospectus describes four different classes of the Contract: B Share, C Share, I Share and L Share. The classes have different fees and expenses (including surrender charges and periodic charges). The Contract share class is identified in your Contract. Not every Contract share class or optional rider was available from your Financial Intermediary or in your state. The I share class was offered through registered investment/financial advisors.
Please read this prospectus carefully and keep it for your records and for future reference. This prospectus is filed with the Securities and Exchange Commission (“SEC” or “Commission”). The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus and the SAI can also be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing. You will get no additional tax advantage from this variable annuity if you are investing through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
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As of January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for the mutual funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Talcott Resolution or your Financial Intermediary.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your Financial Intermediary or from us electronically by calling Talcott Resolution Annuity Contact Center at 1-800-862-6668, Monday through Thursday, 8:00 a.m. to 7:00 p.m., or Friday, 9:15 a.m. to 6:00 p.m., Eastern Time.
You may elect to receive all future reports in paper free of charge. You can inform Talcott Resolution or your Financial Intermediary that you wish to continue receiving paper copies of your shareholder reports by visiting www.fundreports.com, or by calling 1-866-345-5954.   Your election to receive reports in paper will apply to all funds available under your Contract.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 3, 2021

1. Introduction
Overview
This Contract and all features are closed to new investors.
Contract Versions

	Minimum Initial Deposits			Mortality & Expense Risk and Administrative Charges
	Qualified Contract	Non- qualified Contract	Sales Related to Charges
B Share	$2,000	$5,000	7 year Contingent Deferred Sales Charge; Premium Based Charge	0.65%
C Share	$2,000	$10,000	None	1.50%
I Share	$5,000	$10,000	None	0.30%
L Share	$2,000	$10,000	4 year Contingent Deferred Sales Charge	1.45%
This table does not show Fund expenses, Premium taxes, Annual Maintenance Fee, and optional rider fees. Each Contract share class has its own minimum Contract Value requirements.
Investment Options

Sub-Accounts - Funds representing a range of investment strategies, objectives and asset classes.
Fixed Accumulation Feature (B share class only) - A fixed interest account. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
Personal Pension Account - A fixed interest account designed to provide lifetime payouts. As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).
Subject to limitations, you may move your investment among each of these options.
Optional Features Previously Available

Guaranteed Withdrawal Benefit	Future5* Future6* Daily Lock Income Benefit* Personal Pension Account
Guaranteed Accumulation Benefit	Safety Plus*
Death Benefits	Maximum Anniversary Value V* Return of Premium V Maximum Daily Value* Legacy Lock**
*    Investment restrictions apply.
**    Could only be elected if Future6 or Daily Lock Income Benefit was also elected. Legacy Lock was formerly known as Future6 DB. Investment restrictions apply.
Optional features may not have been available through your Financial Intermediary or in all states.
2. Fee Summary
The following tables describe the fees and expenses that you will pay when buying, owning, and Surrendering your variable annuity. The first table describes the fees and expenses that you will pay at the time that you buy or Surrender this variable annuity. State Premium taxes may also be deducted.
Contract Owner Transaction Expenses

			Surrender Charge
		B Share	C Share	I Share	L Share
Contingent Deferred Sales Charge (CDSC) (1)			None	None
Contract Year	1	8.5%			8%
	2	8%			7%
	3	7%			6%
	4	6%			5%
	5	5%			0%

6	4%
7	3%
8+	0%
(1)Each Deposit has its own CDSC schedule. The CDSC is a percentage of Remaining Gross Premiums. Please see Section 4(b) and Examples 1-7 in Appendix A for more information on how CDSC is calculated.
Contract Owner Periodic Expenses
The next table describes the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own the variable annuity, not including annual Fund fees and expenses.

	B Share	C Share	I Share	L Share
Annual Maintenance Fee (2)	$50	$50	$50	$50
Premium Based Charge (3)	0.50%	None	None	None
Separate Account Annual Expenses (as a percentage of average daily Contract Value excluding Fixed Accumulation Feature and Personal Pension Account investments)
Mortality and Expense Risk Charge	0.45%	1.30%	0.10%	1.25%
Administrative Charge	0.20%	0.20%	0.20%	0.20%
Total Separate Account Annual Expenses	0.65%	1.50%	0.30%	1.45%
Maximum Optional Charges (4)
Maximum Anniversary Value V (5)	1.50%	1.50%	1.50%	1.50%
Legacy Lock (6)	1.50%	1.50%	1.50%	1.50%
Return of Premium V (7)	0.75%	0.75%	0.75%	0.75%
Maximum Daily Value (8)	1.50%	1.50%	1.50%	1.50%
Safety Plus (9)	2.50%	2.50%	2.50%	2.50%
Future6 (10)
Single Life Option	2.50%	2.50%	2.50%	2.50%
Joint/Spousal Option	2.50%	2.50%	2.50%	2.50%
Future5 (11)
Single Life Option	2.50%	2.50%	2.50%	2.50%
Joint/Spousal Option	2.50%	2.50%	2.50%	2.50%
Daily Lock Income Benefit (12)
Single Life Option	2.50%	2.50%	2.50%	2.50%
Joint/Spousal Option	2.50%	2.50%	2.50%	2.50%
(2)Fee waived if Total Balance is $50,000 or more on your Contract Anniversary.
(3)For B share Contracts, an annual Premium Based Charge is assessed against each Premium Payment. The Premium Based Charge is a percentage of Remaining Gross Premium. Remaining Gross Premium is equal to Premium Payments adjusted by partial Surrenders. We calculate your Premium Based Charge based on Remaining Gross Premiums on each Contract Anniversary as adjusted since the last Premium Based Charge was taken. Please see section 4.b. Premium Based Charge for more information. The Premium Based Charge will be assessed only with respect to Contract Value invested in Sub-Accounts and not investments in the Fixed Accumulation Feature or the Personal Pension Account. Please see Section 4.b. Charges and Fees and Premium Based Charge Examples 1-3 in Appendix A.
(4)You could only elect one of the following optional Death Benefits: Legacy Lock, Maximum Daily Value, Maximum Anniversary Value V or Return of Premium V. You could only elect one of the following optional riders: Daily Lock Income Benefit, Future6, Future5 or Safety Plus. All optional charges shown are deducted on each Contract Anniversary.
(5)Rider charge is based on the Death Benefit, not including the Personal Pension Account Death Benefit. Current rider charge is 0.35%.
(6)Rider charge is based on the greater of (a) Enhanced Return of Premium or (b) Return of Premium V Death Benefit on each Contract Anniversary. Current rider charge is 0.95%.
(7)Rider charge is based on the Death Benefit, not including the Personal Pension Account Death Benefit. Current rider charge is 0.25%.

(8)Rider charge based on Maximum Daily Value Death Benefit, not including the Personal Pension Account Death Benefit. The current rider charge is 0.55%.
(9)Rider charge is based on the Guaranteed Accumulation Benefit. The Guaranteed Accumulation Benefit is initially equal to Premium Payments. The Guaranteed Accumulation Benefit will be adjusted by subsequent Premium Payments, partial Surrenders or transfers to or from the Personal Pension Account prior to the first rider anniversary. Current rider charge is 1.25%.
(10)Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based on subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 1.75%. Current rider charge for Joint/Spousal Option is 1.95%.
(11)Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based on subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 2.00%. Current rider charge for Joint/Spousal Option is 2.50%.
(12)Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based in subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 1.25%. Current rider charge for Joint/Spousal Option is 1.50%.
The following tables show the minimum and maximum total annual fund operating expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund. Please see Appendix C for a complete list of Funds available under the Contract.

PRM Series III	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, distribution charges and/or service fees (12b-1) fees, and other expenses	0.41%	1.50%

Huntington PRM Series III	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, distribution charges and/or service fees (12b-1) fees, and other expenses	0.41%	1.95%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities. Let’s say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible including the election of the highest possible optional charges. The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested (excluding Personal Pension Account Contributions and amounts allocated to the Fixed Accumulation Feature), here’s how much you would pay under each of the three scenarios posed:

PRM 3:
(1)    If you Surrender your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$1,584	$2,939	$4,281	$7,759
C Share	$954	$2,286	$3,840	$7,796
I Share	$653	$1,997	$3,385	$7,036
L Share	$1,566	$2,926	$3,910	$7,928
(2)    If you annuitize at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$373	$1,848	$3,358	$7,259
C Share	$460	$1,961	$3,485	$7,366
I Share	$338	$1,652	$3,010	$6,586
L Share	$455	$1,984	$3,535	$7,478
(3)    If you do not Surrender your Contract:

	1 year	3 years	5 years	10 years
B Share	$738	$2,243	$3,783	$7,759
C Share	$755	$2,286	$3,840	$7,796
I Share	$653	$1,997	$3,385	$7,036
L Share	$770	$2,329	$3,910	$7,928

Huntington PRM 3:
(1)    If you Surrender your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$1,629	$3,069	$4,484	$8,098
(2)    If you annuitize at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$419	$1,977	$3,561	$7,598
(3)    If you do not Surrender your Contract:

	1 year	3 years	5 years	10 years
B Share	$784	$2,372	$3,986	$8,098

Condensed Financial Information
When Premium Payments are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments minus any Premium taxes, by the Accumulation Unit Value for that Valuation Day. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us. See Appendix B - Accumulation Unit Values for additional information. You can find financial statements for us and the Separate Account in the SAI.

3. Management of the Contract
The Company
We are a stock life insurance company. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution Life and Annuity Insurance Company is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Talcott Resolution Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Talcott Resolution Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution Life and Annuity Insurance Company is a subsidiary of Talcott Resolution Life Insurance Company. In May 2018 Talcott Resolution Life Insurance Company (formerly Hartford Life Insurance Company) and Talcott Resolution Life and Annuity Insurance Company (formerly Hartford Life and Annuity Insurance Company) were renamed when they was sold by Hartford Financial Services Group, Inc. to a consortium of investors. Our corporate offices are located at 1 Griffin Road North, Windsor, Connecticut 06095-1512. Neither company cross guarantees the obligations of the other. We are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond.
The Company has primary responsibility for all administration of the Contracts and the Separate Accounts.  The Company has entered into a master services agreement with Cognizant Worldwide Limited (1 Kingdom Street, Paddington Central, London, United Kingdom W2 6BD) whereby its affiliate Cognizant Technology Solutions U.S. Corporation provides certain electronic data management services and other support services.
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The General Account
The Fixed Accumulation Feature and the Personal Pension Account are part of our General Account. Any amounts that we are obligated to pay under the Fixed Accumulation Feature and the Personal Pension Account and any other payment obligation we undertake under the Contract, including Death Benefits and optional withdrawal benefits, are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in MA. (As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value) except for Contracts issued in CT, FL, NJ and WA).
The Separate Account
The Sub-Accounts are part of Talcott Resolution Life and Annuity Insurance Company Separate Account Seven, a segregated asset account of Talcott Resolution. The Separate Account was registered as a unit investment trust under the 1940 Act on April 1, 1999. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
The Separate Account:
• is credited with income, gains and losses credited to, or charged against, the Separate Account that reflect the Separate Account's own investment experience and not the investment experience of our other assets, including our General Account or our other separate accounts; and
• may not be used to pay any of our liabilities other than those arising from the Contracts and other variable annuities supported by the Separate Account.
Talcott Resolution is obligated to pay all amounts guaranteed to investors under the Contract. We do not guarantee the investment results of any Separate Account.
The Funds
At the time you purchased your Contract, you allocated your Deposit to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. Please contact us to obtain a copy of the prospectuses for each Fund. Read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix C for additional information.
Mixed and Shared Funding — Fund shares may be sold to our other Separate Accounts or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:
•notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;
•send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;
•arrange for the handling and tallying of proxies received from Owners;
•vote all Fund shares attributable to your Contract according to timely instructions received from you, and
•vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the Sub-Accounts offered under your Contract. We may, at our discretion, establish new Sub-Accounts. New Sub-Accounts may be made available to existing Owners as we deem appropriate. We may also close one or more Sub-Accounts to additional Premium Payments or transfers from existing Sub-Accounts. We may liquidate a Sub-Account if the underlying Fund decides to liquidate. Unless otherwise directed, if a Fund does not survive a merger or reorganization, your investment instructions will be automatically updated to include the Sub-Account investing in the Fund that survived the merger or reorganization.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC, and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as revenue sharing payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds that are offered through your Contract make payments to us. We receive these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under distribution and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. We expect to make a profit on the amount of the fees and payments that exceed our own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2020, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, Hartford HLS Funds, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by us varies by Fund and we may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2020, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2020, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $79 million.
Fixed Accumulation Feature
As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in Massachusetts. Any Contract Value currently invested in the Fixed Accumulation Feature may remain.
The following information applies only for Contract Value allocated to or in the Fixed Accumulation Feature as of October 4, 2013.
Important Information You Should Know: The Fixed Accumulation Feature is not registered under the 1933 Act and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. The Fixed Accumulation Feature or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act. The following disclosure about the Fixed Accumulation Feature may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Fixed Accumulation Feature is not offered in all Contracts and is not available in all states or if you have elected either the Future 6, Daily Lock Income Benefit or Safety Plus rider.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. Non-forfeiture rate vary from state to state. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. If you are invested in the Fixed Accumulation Feature, we send you notice of the Fixed Accumulation Feature credited rate annually. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a “first-in, first-out” basis (i.e., oldest investments will be liquidated first).
Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guaranteed interest rate for any given year. While we do not charge a separate rider fee for investing in the Fixed Accumulation Feature, our expenses associated with offering this feature are factored into the Fixed Accumulation Feature credited rates.
Except as otherwise provided, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to Sub-Accounts or the Personal Pension Account, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:
•30% of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary. When we calculate the 30%, we add Premium Payments allocated to the Fixed Accumulation Feature, transfers from Sub-Accounts and transfers from the Personal Pension Account made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers; or
•an amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.
We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and partial Surrenders from the Fixed Accumulation Feature for up to six months from the date of your request.
As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Value in the Fixed Accumulation Feature to Sub-Accounts and/or Personal Pension Account and therefore this may not provide an effective short term defensive strategy.
4. Information on your Account
a. Purchasing a Contract
Who could buy this Contract?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity Contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:
•Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;
•Individual Retirement Annuities adopted according to Section 408 of the Code;
•Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and
•Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
We do not accept any incoming 403(b) exchanges, transfers or applications for 403(b) individual annuity contracts or additional investments into any individual annuity contract funded through a 403(b) plan.
We do not accept any new retirement plans qualified under Sections 401(a) and 403(a) of the Code or employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, or certain eligible deferred compensation plans as defined in Section 457 of the Code.
The Personal Pension Account may not be available to all types of qualified Plans.
How was the Contract Purchased?
The Contract was only available for purchase through a Financial Intermediary.
Deposits sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be In Good Order.
We reserve the right to impose special conditions on anyone who seeks our prior approval to purchase a Contract with Deposits of $1 million or more. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your Deposits:
•if you are seeking to purchase a Contract with an initial Deposit of $1 million or more;
•if total Deposits, aggregated by social security number or taxpayer identification number, equal $1 million or more; and
•for all applications where the Owner or joint Owner are non-resident aliens.
You and your Annuitant must not be older than age 80 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.
We urge you to discuss with your investment professional which share class is suitable for your needs. Share class availability and/or mortality and expense risk charge arrangements may vary based on the Financial Intermediary selling this variable annuity to you. Charges affect your overall rate of return on your Contract Value. In determining whether to invest in a share class that imposes a CDSC, you might consider whether higher mortality and expense risk and Premium Based Charges, if applicable, outweigh the benefits of CDSC that reduce, or are eliminated, over time. Finally, in determining whether to invest in a share class offered through a Financial Intermediary, you might consider how the fee charged by your Financial Intermediary bears in relation to the costs associated with investing in other share classes that impose higher fees.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
Description of Right to Cancel provision you had when you Purchased your Contract.
If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Total Balance (refunding applicable expenses) as of the Valuation Day we receive your properly completed request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Total Balance may be more or less than your Deposits depending upon the investment performance of your Contract. This means that you bear the risk of any decline in your Total Balance until we receive your notice of cancellation. In certain states, however, we are required to return your Deposit without deduction for any fees, charges or market fluctuations.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Deposits applied to your Contract?
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.
*    Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.
If we receive a subsequent Deposit before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Deposit after the end of a Valuation Day, it will be invested on the next Valuation Day.
If we receive a subsequent Deposit on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Deposits based on your last instructions on record. We will send you a confirmation when we invest your Deposit.

Generally, we will receive your order request for a subsequent investment after your Financial Intermediary has completed a suitability review. We will then consider if your investment is In Good Order. While the suitability and good order process is underway, Deposits will not be applied to your Contract. You will not earn any interest on Deposits even if they have been sent to us or deposited into our bank account. We are not responsible for gains or lost investment opportunities incurred during this review period or if your Financial Intermediary asks us to reverse a transaction based on their review of your investment professional’s recommendations. The firm that sold this Contract to you, and we may directly or indirectly earn income on your Deposits. For more information, contact your investment professional.
How is Contract Value calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds, and does not include Benefit Balance or any Payment Base associated with an optional benefit. There are two things that affect the value of your Sub-Accounts: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.
When Premium Payments are credited to Sub-Accounts within your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Account, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract or as a result of the application of certain Contract charges.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:
•The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced
•The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by
•Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.
We will send you a statement at least annually.
What other ways can you invest?
You may enroll in the following features (sometimes called a “Program”) for no additional fee subject to availability. Not all Programs are available with all Contract share classes.
Personal Pension Account Transfer Programs. As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).*
Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.
*    Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.
You may instruct us to reallocate portions of your Contract Value invested in Sub-Account(s) and Fixed Accumulation Feature into the Personal Pension Account based on any one of the following options:
•Fixed Dollar Option: You may specify a predetermined fixed amount to be transferred into the Personal Pension Account on a monthly, quarterly, semi-annual, or annual basis. Please see Personal Pension Account Example 5 in Appendix A for more information.
•Investment Gains Option: You may specify that we annually sweep investment gains into the Personal Pension Account. We define investment gains as the positive difference between your Anniversary Value and starting value (as adjusted by partial Surrenders) as of each Contract Anniversary. Your Anniversary Value is your Contract Value as of each Contract Anniversary prior to your Annuity Commencement Date. Your starting value is either (a) your initial Premium Payment (if electing this Program at the time of Contract issuance); or (b) your Contract Value as of the date of enrollment (if electing this Program after Contract issuance). Accordingly, your Anniversary Value may increase from year to year and no portion of your Contract Value will be moved into the Personal Pension Account if your Anniversary Value did not exceed your starting value. Please see Personal Pension Account Example 5 in Appendix A for more information.
•Income Path Option: This Program is intended for those who wish to annually increase the proportion of their Total Balance invested in the Personal Pension Account ending with their Target Income Age. You must set the annually increasing portion of your Total Balance that is to be invested in the Personal Pension Account (called a Target Allocation) when you first enroll in the Program. We will reallocate as much of your Contract Value into the Personal Pension Account as is needed to try to meet your Target Allocation on each Contract Anniversary. We will not reallocate portions of your Benefit Balance into Contract Value. The amount of Contract Value transferred to the Personal Pension Account cannot be predicted because your Contract Value may go up or down during each Contract Year. In those Contract Years, if any, where your Contract Value has not grown to the level needed to meet your Target Allocation, you will not be able to reach your Target Allocation for that Contract Anniversary. On those Contract Anniversaries where your Target Allocation is not achievable, we will not transfer any Contract Value to the Personal Pension Account. Since the Target Allocations do not change if you miss a year, a larger reallocation may occur in a subsequent year to catch up to your scheduled Target Allocation. Please see Personal Pension Account Example 5(e) in Appendix A for more information.
We will reduce your Sub-Account and Fixed Accumulation Feature holdings on a dollar-for-dollar basis according to the proportion of how Contract Value is currently invested. Annual transfers may be suspended for any Contract Year where your Contract Value is insufficient to comply with your instructions. Please see Section 6(b) for a description of the Personal Pension Account. Please see Personal Pension Account Example 5 in Appendix A for more information.
These Programs will terminate:
•if, as the result of any transfer, your Total Balance is less than that required by our minimum amount rules (as defined in the “What kind of Surrenders are available - Before the Annuity Commencement Date” in Section 4.c);
•upon our receipt of due proof of death;
•if you annuitize your Contract; or
•if we receive your request to terminate the Program at least five Business Days prior to the next scheduled transfer date. If we do not receive the request in this period, the request will be honored on the next scheduled transfer date.
The Income Path program will automatically terminate at your Target Income Age (when your Target Allocation is reached.). Other considerations:
•These Programs do not assure a profit nor do they protect against loss in declining markets.
•Only one Transfer Program option may be active at any given time. If you wish to change to another Transfer Program option, you must terminate your current Transfer Program and establish a new one of your choice.
•Transfer of Contract Value from Sub-Account(s) or the Fixed Accumulation Feature to the Personal Pension Account may result in a recalculation of Annual Withdrawal Amount (AWA) and Remaining Gross Premium and may result in a reduction of your AWA. Program transfers may also trigger a proportionate reduction in optional Death Benefits.
•Amounts transferred into the Personal Pension Account will be assigned then current Credited Interest Rates and Payout Purchase Rates as of the date of the transfer. Your existing Target Income Age applies to all transfers into the Personal Pension Account.
•You must have at least $1,000 in the Personal Pension Account prior to enrolling in any of these Programs. The minimum amount that may be transferred to the Personal Pension Account is $1,000. If the minimum amount per transfer is not met under the Fixed Dollar Option program, the transfer frequency will be changed to satisfy the minimum requirement. If the minimum amount per transfer is not met under the Investment Gains program or the Income Path program, that particular scheduled transfer instance will not occur, but the Program will remain active.
• You may not enroll in the Investment Gains and Fixed Dollar programs if any of the following programs are currently elected: Automatic Income Program (AIP), including automatic Required Minimum Distribution (RMD) programs, Dollar Cost Averaging Programs, or the Substantially Equal Periodic Payments Under Code Section 72(q) Program.
•The Personal Pension Account Transfer Programs Investment Gains and Income Path Options are not available if you elect either the Future5, Future6, Daily Lock Income Benefit or the Safety Plus.
InvestEase
This electronic Funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time.

The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund, the Fixed Accumulation Feature, or the Personal Pension Account.
Static Asset Allocation Models
This systematic Deposit program feature allows you to select an asset allocation model based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain Funds or Fund complexes. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Some asset allocation models are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. Other asset allocation models focus on certain potential investment strategies that could possibly be achieved by investing in particular Funds or Fund complexes and are not based on such investment theories. Static asset allocation models offered from time to time are reflected in your application and marketing materials. If a model(s) is no longer available for new assets, we will continue to rebalance existing assets in the model(s) at the specified frequency. You may obtain a copy of the current models by contacting your Financial Intermediary. Please see Appendix F for models that are available to you.
You may invest in an asset allocation model through the Dollar Cost Averaging Program when the Fixed Accumulation Feature, or Personal Pension Account is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the InvestEase or an AIP.
You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on Fund abusive trading restrictions.
You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits. Such requirements and conditions help us limit our risk to an acceptable level so that we can offer the guaranteed minimum withdrawal benefit. They are intended to reduce the risk of investment losses that could require us to use our General Account assets to pay amounts due under the guaranteed minimum withdrawal benefit rider to your Contract.
If we change an asset allocation model required for maintaining a guaranteed minimum withdrawal benefit, the changes will not be applied to your existing Fund allocations. You may be required to elect a new asset allocation model in order to continue to maintain your guaranteed minimum withdrawal benefit. We will give you advance notice of the changes.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain optional riders.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature or the Personal Pension Account. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to "What Restrictions Are There on your Ability to Make a Sub-Account Transfer?" for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Investment Professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.
Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which asset allocation model is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each asset allocation model is intended to maximize returns given various levels of risk tolerance, an asset allocation model may not perform as intended. Market, asset class or allocation option performance may differ in the future from historical performance and from the assumptions upon which the asset allocation model is based, which could cause an asset allocation model to be ineffective or less effective in reducing volatility. An asset allocation model may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of asset allocation models can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the asset allocation models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.
Additional considerations apply for qualified Contracts with respect to static asset allocation model Programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employment Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any asset allocation models. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any asset allocation model with governing plan documents.
Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected (choice of frequency may be limited when certain optional riders are elected). You can also combine this Program with others such as the AIP, InvestEase and DCA Programs (subject to restrictions). You may designate only one set of asset allocation instructions at a time.
Dollar Cost Averaging Programs
Dollar Cost Averaging is a program that allows you to systematically make transfers into Funds or into the Personal Pension Account over a period of time. Since the transfer into Funds or into the Personal Pension Account occurs at regularly scheduled intervals, regardless of price fluctuations, you may ultimately have an average cost per share that is lower. We offer two Dollar Cost Averaging Programs:
•Fixed Amount DCA
•Earnings/Interest DCA
Fixed Amount DCA — This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the Contract and/or rider selected) or any Fund(s) into different Fund(s) or the Personal Pension Account. This program begins in fifteen days unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program. Please note that no additional Premium Payments or Account Value may be allocated to the Fixed Accumulation Feature as of October 4, 2013 and as of October 3, 2014 no new Personal Pension Account Contributions are allowed (both subject to state exclusions).
Earnings/Interest DCA — This feature allows you to regularly transfer (monthly or quarterly) the earnings (i.e., any gains over the previous month’s or quarter’s value) from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund(s) into other Fund(s) or the Personal Pension Account. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program.
Automatic Income Program (AIP)
This systematic withdrawal feature allows you to make partial Surrenders. You can designate the Funds to be Surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The Personal Pension Account is not an eligible source Fund for partial Surrenders facilitated through the AIP. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the AWA and may be subject to a CDSC for more information on the AWA, please see Section 4.b and the Glossary in Section 8. Amounts received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may be able to satisfy Code Section 72(t)/(q) requirements by enrolling in this Program. Please see the Appendix Tax and consult your tax adviser for information about the tax consequences associated with your Contract. Your level of participation in this Program may result in your exceeding permissible withdrawal limits under certain optional riders.
Other Program considerations
•You may terminate your enrollment in any Program at any time.
•We may discontinue, modify or amend any of these Programs at any time. Your enrollment authorizes us to automatically and unilaterally amend your enrollment instructions if:
•any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or

•any Fund is liquidated - then your allocations to that Fund will be directed to any available money market Fund following prior notifications prior to reallocation (subject to applicable state law).
• If we terminate your asset allocation model Program, then your allocations to the Funds in that model will remain invested in those Funds unless we receive instructions from you.
You may always provide us with updated instructions following any of these events.
•Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.
•The Personal Pension Account and all optional living and Death Benefit riders have different withdrawal limitations. Please refer to the Glossary in Section 8 for the term Transfer Limit. Breaking these limits can have a significant adverse effect on your rights and future benefits. Participation in a systematic withdrawal program (including systematic transfers into the Personal Pension Account, if available) may cause you to break these limits.
•These Programs may be modified, terminated or adversely impacted by the imposition of Fund trading policies.
Can you transfer from one Sub-Account to another?
Yes. During those phases of your Contract when transfers are permissible, you may make transfers between Funds and/or Benefit Balance according to the following policies and procedures, as they may be amended from time to time. In addition, there may be investment restrictions applicable to your contract in conjunction with certain riders as described in this prospectus.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed at the net asset value of each Fund share as of the end of the Valuation Day that it is received In Good Order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within thirty days of receiving the confirmation.
What Happens When you Request a Sub-Account Transfer?
Many Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all contract owners’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us. We also combine transfer-out requests and transfer-in requests. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out requests of a stock Fund with all other transfer-out requests of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Owners and the owners of other products offered by us, want to transfer-in an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one Sub-Account transfer, however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes

Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of twenty Sub-Account transfers each Contract Year (the transfer rule) by U.S. Mail, internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your tenth Sub-Account transfer to remind you about the transfer rule. After your twentieth transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently Surrendered) for the purposes of enforcing these restrictions.
The transfer rule does not apply to Sub-Account transfers that occur automatically as part of a company-sponsored Program, such as a Contract exchange program that may be offered by us from time to time. Reallocations made based on a Fund merger or liquidation also do not count toward this Transfer Limit. Restrictions may vary based on state law.
We make no assurances that the transfer rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant an exception to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not In Good Order.
In certain circumstances, Fund trading policies do not apply or may be limited. For instance:
•Certain types of Financial Intermediaries may not be required to provide us with shareholder information.
•Excepted funds, such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any Financial Intermediary that a Fund treats as a single investor.
•A Fund can decide to exempt categories of Contract holders whose Contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of Dollar Cost Averaging programs, asset allocation programs, automatic rebalancing programs, Annuity Payouts, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as scheduled contributions, scheduled withdrawals or Surrenders, retirement plan salary reduction contributions, or planned Premium Payments.
Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance:
•Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.
•In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (participants) or enforce the Transfer Rule because we do not keep participants’ account records for a Contract. In those cases, the participant account records and participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding participant Sub-Account transfers.
How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract Value. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce the value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Mail, Telephone and Internet Transfers
You may make transfers through the mail or your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be reconfirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the end of the Valuation Day you made the transfer request.
We and our agents are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney
You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
b. Charges and Fees
In addition to the following charges, there are optional riders that if elected, assess an additional charge. Please see sections 5, 6 and 7 for more information.
Mortality and Expense Risk Charge
We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.

The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:
Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
•Expense risk - We also bear an expense risk that the sales charges (if applicable), Premium Based Charge (if applicable) and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee
Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Administrative Charge
We apply a daily administrative charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.
Premium Based Charge (B Share Contracts)
We apply an annual Premium Based Charge, if applicable, against all Premium Payments based on Remaining Gross Premiums. The Premium Based Charge will be prorated for the number of days since the last Premium Based Charge or, if there has been no Premium Base Charge, then since the Contract issue date. The Premium Based Charge will be assessed only with respect to Contract Value invested in Sub-Accounts and not investments in the Fixed Accumulation Feature or the Personal Pension Account. The Premium Based Charge will also apply to any partial Surrender in excess of the AWA. The Premium Based Charge is intended to compensate us for a portion of our acquisition expenses, including promotion and distribution of the Contract. A Premium Based Charge will be deducted upon:
1.each Contract Anniversary;
2.full Surrender;
3.full or partial annuitization, and/or
4.the date we receive due proof of death of the Owner, joint Owner, or the Annuitant and upon a corresponding full Surrender and/or annuitization and upon a Death Benefit distribution (not including any Personal Pension Account Death Benefit) if elected at a later date.
Additionally, the Premium Based Charge will be calculated upon the following events but will not be deducted from the Contract Value until the next occurrence of items 1-4 above:
5.partial Surrenders in excess of the AWA; and /or

6.transfer to the Personal Pension Account.
The amount of Remaining Gross Premium used for calculating the Premium Based Charge is determined on the date of each of the above transactions.
Please see Premium Based Charge Examples 1-3 in Appendix A.
Your earnings are considered when calculating your AWA. Please see Annual Withdrawal Amount under Sales Charges below for a description of the AWA and how it is calculated.
If a Beneficiary elects to continue under any of the available options described under the Standard Death Benefits section below, we will continue to deduct the Premium Based Charge, based on the portion of Remaining Gross Premium applicable for that Beneficiary. The Premium Based Charge is taken proportionally out of the Sub-Accounts.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Sales Charges
Contingent Deferred Sales Charges (CDSC) - B and L Share Contracts Only
Subject to the exclusions below, we may deduct a CDSC when you make Surrenders or withdraw Commuted Value or Annuity Payouts under Annuity Payout Options Two, Three, Five, Six and Eight. This charge is designed to recover acquisition expenses that have not yet been recouped from revenue generated by your Contract. Deposits will be taken out on a first-in, first-out basis. This may impact whether subsequent withdrawals might be subject to a CDSC. Please see Sections 4.c Surrenders, and 4.d Annuity Payouts, for more information regarding when a CDSC may be applied.
We use the following general approach to calculating your CDSC:
Step 1.Deposits that have been invested for longer than the applicable CDSC period can always be taken out free of any CDSC. The applicable CDSC period begins on the date we receive the Deposit. Please see the Fee Summary for a description of CDSC periods applicable to your share class.
Step 2.If the amount of money that you wish to take out is less than your AWA (as described below), plus any amount from step 1, then this sum will also be paid to you without the imposition of a CDSC. No further steps will be applied.
Step 3.Assuming that steps 1 and 2 do not apply because the amount of money that you wish to take out is more than your AWA and is still subject to a CDSC, then we will deduct your AWA from the amount of the money you wish to take out and then process your request using steps 4-6.
Step 4.We will then multiply Remaining Gross Premiums (investments which have not been previously used to assess a CDSC) by a factor. For assets in the Personal Pension Account, we will then multiply Personal Pension Account Contributions that are subject to a CDSC by a factor. The factor is equal to the amount of money resulting from step 3 divided by the remaining value of your investment above the AWA. If you take a Surrender during declining market conditions, Remaining Gross Premiums will have the effect of increasing the percentage of your Contract Value that is subject to a CDSC.
Step 5.We will then take the amount of Remaining Gross Premium resulting from step 4 and multiply it by the corresponding CDSC percentage as shown in the Fee Summary using the applicable CDSC schedule. Each Deposit has its own CDSC schedule regardless of whether it has been invested in the Personal Pension Account, Sub-Accounts or the Fixed Accumulation Feature.
Step 6.We then deduct the CDSC calculated in step 5 from the amount of money in step 3, plus AWA and pay the remaining balance to you.
These same steps are generally used when a CDSC is charged upon Commuted Value or Annuity Payouts (as applicable under the Annuity Payout Options noted above).
Please refer to CDSC Examples 1 through 7 in Appendix A for further information about how these formulas will be applied.
The following are NOT subject to a CDSC:
•Annual Withdrawal Amount - During a period when a CDSC may be applied, you may Surrender up to the greater of:
•5% of Deposits that would otherwise be subject to a CDSC, or
•earnings.
We compute the AWA as of the end of the Valuation Day when a partial Surrender or commutation request is received by us In Good Order.
You may not carry over unused portions of your AWA from one year to another.

•Regularly scheduled Personal Pension Account Payouts.
•Regularly scheduled Lifetime Benefit Payments and/or Threshold Payments.
•Transfers to and from the Personal Pension Account.
•If you are a patient in a certified long-term care facility or other eligible facility - CDSC will be waived for a partial or full Surrender if you, the joint Owner or the Annuitant, are confined for at least 180 calendar days to a:
•facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;
•facility certified by Medicare as a hospital or long-term care facility; or
•nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.
For this waiver to apply, you must:
•have owned the Contract continuously since it was issued,
•provide written proof of your eligibility satisfactory to us, and
•request the Surrender within ninety-one calendar days after the last day that you are an eligible patient in a recognized facility or nursing home.
This waiver is not available if the Owner, the joint Owner or the Annuitant is in a facility or nursing home when you purchase the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver can be used any time after the first 180 days in a certified long-term care facility or other eligible facility up until ninety days after exiting such a facility. This waiver may not be available in all states.
•Upon death of the Annuitant or any Contract Owner(s) - CDSC will be waived if the Annuitant or any Contract Owner(s) dies.
•Upon Annuitization - CDSC will be waived when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows commutation.
•For RMDs - CDSC will be waived for any Annuitant subject to RMDs who Surrenders an amount equal to the RMD for for that Contract Year. All requests for RMDs must be in writing.
•For substantially equal periodic payments - CDSC will be waived if you take partial Surrenders under the AIP where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.
•Upon cancellation during the Right to Cancel Period - CDSC will be waived if you cancel your Contract during the Right to Cancel Period.
•Exchanges - As an accommodation, we may, at our discretion, time-credit CDSC for the time that you held an annuity previously issued by us.
•Settlements - We may, at our discretion, waive or time-credit CDSCs in connection with the settlement of disputes or if required by regulatory authorities.
Charges Against the Funds
Annual fund operating expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution charges, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses, in Section 2 Fee Summary and in Appendix C.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions or exchanges. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the 1940 Act. Further detail regarding these changes is set forth in the Fund's prospectus. We may postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions in compliance with rules of the SEC or an order of the SEC.
Reduced Fees and Charges
We may offer, at our discretion, reduced fees and charges for certain Contracts (including employer-sponsored savings plans) which may result in decreased costs and expenses.
c. Surrenders
What kinds of Surrenders are available? Before the Annuity Commencement Date:
Full Surrenders/Contract Termination - When you Surrender or terminate your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium taxes, CDSCs, a pro-rated portion of optional benefit charges, if applicable, Premium Based

Charges, if applicable, and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
For information on how termination of the Contract impacts the Personal Pension Account, please see “What effect do partial or full Surrenders have on your benefits under the rider?” in Section 6(b).
Partial Surrenders - You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date. We will deduct any applicable CDSC and Premium Based Charge, if applicable. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the AWA allowed and the CDSC will not be assessed against such amounts. Surrender of Contract Values in excess of the AWA and additional surrenders made in any Contract Year will be subject to the CDSC. You can request that we deduct these charges in either of two ways. One option, a gross withdrawal, is to deduct the CDSC and Premium Based Charge from the amount that you request. The other option, a net of charges withdrawal, is to Surrender an amount of Contract Value greater than what you requested, but after the deduction of CDSC and Premium Based Charge will result in payment to you of the amount you requested. Because the net of charges withdrawal will Surrender a greater amount of Contract Value, your CDSC and Premium Based Charge may be greater under this method. This is our default option. Please see CDSC Examples 1-5 in Appendix A.
Both full and partial Surrenders of Contract Value are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless you direct us otherwise.
There are several restrictions on partial Surrenders of Contract Value before the Annuity Commencement Date:
•the partial Surrender of Contract Value must be at least equal to $500, and
•your Total Balance must be equal to or greater than our then current minimum amount rule that we establish according to our then current policies and procedures. The minimum amount rule refers to the minimum Total Balance that you must maintain within this Contract. If you fail to comply with the minimum amount rule, we reserve the right to fully terminate your Contract. The minimum amount rule varies by Contract share class. Currently the minimum amount rule for Class I share Contracts is $500 and for Class B, C and L shares is $2,000. We may increase the minimum amount rule from time to time, but in no event shall the minimum amount rule exceed $10,000 (Class B, C, I and L shares). Please see “What effect do partial or full Surrenders have your benefits” under Future5, Future6, and Daily Lock Income Benefit for a description of the effect of the minimum amount rule when you elect one of these riders.
You may only commute all or a portion of Personal Pension Account Payouts by following the procedures described in the “After the Annuity Commencement Date” section below.
Withdrawals will reduce your standard Death Benefit on a dollar-for-dollar basis. Please consult with your investment professional to be sure that you fully understand the ways such a decision will affect your Contract.
Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to us. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
After the Annuity Commencement Date:
Full Surrenders/Contract Termination - You may Surrender or terminate your Contract on or after the Annuity Commencement Date only if you selected Annuity Payout Options Two, Three, Five, Six or Eight. In the event you take a full Surrender and thereby terminate your Contract after electing Annuity Payout Option Two, Three, Five, or Eight, you will forfeit the life contingent payments payable under these options. Upon Contract termination, we pay you the Commuted Value, minus any applicable CDSCs and Premium tax.
Partial Surrenders/Commutation - Partial Surrenders and/or commutation are permitted after the Annuity Commencement Date if you select Annuity Payout Option Two, Three, Five, or Six, or Eight. You may withdraw amounts equal to the Commuted Value of the payments that we would have made during the Guaranteed Payout Duration. See Personal Pension Account Example 4 in Appendix A for an illustration of Personal Pension Account Commuted Value and the computation of Guaranteed Payout Duration. If you select Annuity Payout Option Two or Eight, the Guaranteed Payout Duration will be equivalent to the Annuity Payout Value divided by the Annuity Payout amount. To qualify under these Annuity Payout Options you must make the request before the Guaranteed Payout Duration expires. Both full and partial Surrenders of Contract Value are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. We will deduct any applicable CDSCs.
If you elect to withdraw the entire Commuted Value of the Annuity Payouts we would have made during the Guaranteed Payout Duration, we will not make any Annuity Payouts during the remaining Guaranteed Payout Duration. If you elect to withdraw only some of the Commuted Value of the Annuity Payouts we would have made during the Guaranteed Payout Duration, we will reduce the remaining Annuity Payouts during the remaining Guaranteed Payout Duration on a first-in, first-out basis. Once the Guaranteed Payout Duration has expired, you may resume receiving Annuity Payouts provided that Personal Pension Account Payouts have not been terminated based on a death of the Annuitant or Joint Annuitant, if applicable, and you have not terminated your Contract.
Annuity Payout Options may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457.
What is the Commuted Value?
You may choose to accelerate Annuity Payouts under certain Annuity Payout Options to be received in one lump sum. This is referred to as commuting your Annuity Payout.
The amount that you request to commute must be at least equal to $500. There will be a waiting period of at least thirty days for payment of any lump sum commutation.
Please check with your qualified tax adviser because there could be adverse tax consequences for commutation of your Personal Pension Account Payouts. If you commute a portion or all of your Personal Pension Account Payouts and take direct receipt of the funds, a 1099 will be issued the following year noting the entire distribution as being taxable.
Upon commutation, the Annuity Payout Value or the remaining Guaranteed Payout Duration payments, as applicable, will be discounted based on an interest rate that we determine at our discretion (the discount rate). The discount rate may be different than the interest rate used to establish Payout Purchase Rates. We determine the discount rate based on a number of factors including then current interest rate(s), investment assumptions and the additional anti-selection and mortality risk we incur by permitting commutation. The higher the discount rate and CDSC, if applicable, the lower the amount that you will receive. Please see CDSC Examples 6-7 in Appendix A.
Commuted Value of your Personal Pension Account will be less than your Annuity Payout Value. Except as provided in the immediately preceding section, commutation does not affect resumption of life contingent Personal Pension Account Payouts at the conclusion of the applicable Guaranteed Payout Duration.
Commuted Value is determined on the day we receive your written request.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions or exchanges. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the 1940 Act. Further detail regarding these changes is set forth in the Fund's prospectus. We may postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions in compliance with rules of the SEC or an order of the SEC.
How do you request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:
•the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,
•your tax withholding amount or percentage, if any, and
•your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests
To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine.
We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders and Personal Pension Account Payouts. Personal Pension Account Payouts shall be considered to be partial annuitizations as such term is defined under the Code. If you make a Surrender or take a Personal Pension Account Payout prior to age 59½, there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment or Personal Pension Account Payout. Taking these actions before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. Consult your personal tax adviser to determine whether a Surrender is permissible, with or without federal income tax penalty.
If you own more than one Contract issued by us in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
Please see Appendix Tax for more information.
d. Annuity Payouts
Generally speaking, when you annuitize your Contract, you begin the process of converting Accumulation Units into what is known as the payout phase. The payout phase starts when you annuitize your Contract or with your Annuity Commencement Date and ends when we make the last payment required under your Contract. Personal Pension Account Payouts shall be considered to be partial annuitizations as such term is defined under the Code. Once you fully annuitize your Contract, you may no longer make any Deposits. You must commence taking Annuity Payouts no later than when you reach your Annuity Commencement Date. Funds allocated to the Personal Pension Account will be paid to you under Annuity Payout Options Two and Eight. Contract Value can only be annuitized under Annuity Payout Options One, Three, Four, Five and Six. Please check with your investment professional to select the Annuity Payout Option that best meets your income needs. All Annuity Payout Options are subject to availability in your state.
When do your Annuity Payouts begin?
Personal Pension Account Payouts may begin at any time, but we reserve the right to require that you own your Contract for at least six months before you start taking these payments. Contract Value may only be annuitized on the Annuity Commencement Date.
Your Annuity Commencement Date cannot be earlier than your second Contract Anniversary if choosing a fixed dollar Annuity Payout. The Annuity Commencement Date may be immediate if electing a variable dollar amount Annuity Payout. In no event, however, may the Annuity Commencement Date be later than:
•The later of the Annuitant’s 90th birthday (or if the Owner is a Charitable Remainder Trust, the Annuitant’s 100th birthday), or the tenth Contract Anniversary (subject to state variation); or
•The date that you fully annuitize Accumulation Balance (assuming that no Contract Value exists as of such date). Unless otherwise requested, commencement of receipt of Personal Pension Account Payouts do not constitute an Annuity Commencement Date.
As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
Except as otherwise provided, the Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only thirty days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.

Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. We may change these Annuity Payout Options at any time. Once we begin to make Annuity Payouts, the Annuity Payout Option with respect to that portion of your Contract cannot be changed.
•Option One - Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
•Option Two - Life Annuity with a Cash Refund
In general, we will make Personal Pension Account Payouts as long as the Annuitant is living. However, when the Owner, joint Owner or Annuitant dies before the Annuity Commencement Date, the Death Benefit will be paid. When the Annuitant dies after the Annuity Commencement Date (and the Owner is living or deceased), then the Beneficiary will receive the Death Benefit.
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.
•Option Three - Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
•Option Four - Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:
•Remain the same at 100%, or
•Decrease to 66.67%, or
•Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
•Option Five - Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:
•Remain the same at 100%, or
•Decrease to 66.67%, or
•Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

•Option Six - Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
•Option Seven - Reserved
•Option Eight - Joint and Last Survivor Life with Cash Refund
Prior to the Annuity Commencement Date, this Annuity Payout Option provides for Personal Pension Account Payouts for as long as the Owner, Annuitant or the Joint Annuitant are alive at 100% of the applicable scheduled Payout Purchase Rate(s). The previously established Guarantee Window, Payout Purchase Rate(s), and Credited Interest Rate(s) will continue to apply for the duration of the Personal Pension Account rider. Any remaining Death Benefit shall be payable to the Beneficiary.
On or after the Annuity Commencement Date, this Annuity Payout Option provides for Personal Pension Account Payouts for as long as the Annuitant or Joint Annuitant is alive at 100% of the applicable scheduled Payout Purchase Rate(s). Any remaining Death Benefit shall be payable to the Beneficiary.
This Annuity Payout Option is only available for fixed dollar Personal Pension Account Payouts and may not be combined with Annuity Payout Option Two - Life Annuity with Cash Refund.
Pension Account Payouts will terminate upon our receipt of due proof of the death of the Owner, Annuitant or Joint Annuitant, whichever shall last occur, provided that the last of such deaths transpired prior to the Annuity Commencement Date. Personal Pension Account Payouts will also terminate upon our receipt of due proof of the death of the Annuitant or Joint Annuitant, whichever shall last occur, provided the last of such deaths transpired after the Annuity Commencement Date. Your Benefit Balance shall always remain in the Personal Pension Account while the Personal Pension Account rider is in effect.
We reserve the right to impose restrictions regarding who can serve as the Annuitant, Joint Annuitant and/or Beneficiary when selecting this Annuity Payout Option. Currently, you must designate your Spouse as the Joint Annuitant and Beneficiary when selecting this Annuity Payout Option. Except as provided below (regarding divorce proceedings), these designations may not be changed by you.
We assume that if you elected Annuity Payout Option Eight, that you also intend to elect Spousal Contract continuation in which event no portion of the Death Benefit will be paid until the last Spouse dies. However, if you prefer not to exercise these rights, you may notify us to settle the Death Benefit after the first Spouse dies.
You may make a one time election to convert to Annuity Payout Option Two upon completion of divorce proceedings provided that you become the sole, remaining Owner and Personal Pension Account Payouts have not commenced. In these circumstances:
•The Target Income Age remains the same if the older Annuitant becomes the remaining Owner. If the younger Annuitant becomes the remaining Owner, then the Target Income Age will be reset to that Annuitant’s age when making an initial investment into the Personal Pension Account plus the difference between the older Annuitant’s age when making an initial investment into the Personal Pension Account and the previously stated Target Income Age. For example, if the older Annuitant was age 70 upon initial Personal Pension Account investment and the Target Income Age selected was 75 (a difference of 5 years), then the new Target Income Age corresponding with the younger remaining Annuitant (Spouse) will equal his or her age upon the initial Personal Pension Account investment (assume age 60 in this case) + 5, or age 65.
•The Credited Interest Rate schedule will only be reset based on the remaining Owner’s age after age 79. Payout Purchase Rates will be reset based on the remaining Owner’s age and gender as of the date of conversion.
This option is only available for Personal Pension Account Payouts (fixed dollar amount Annuity Payout). We reserve the right to approve the designation of the Owner, joint Owner, Annuitant(s) and/or Beneficiary for the purposes of establishing benefits under this Annuity Payout option.
The Joint Annuitant designated for Option Eight shall also be the Joint Annuitant under Annuity Payout Options Four and Five, if you elected to annuitize Contract Value. Election of Option Eight does not mean you are required to elect Annuity Payout Options Four or Five to annuitize any Contract Value portions of your Contract. This Annuity Payout Option will not be available to custodian-owned qualified contracts, or contracts with other non-natural owner types (trusts, including charitable remainder trusts, corporations, municipalities, etc.). Please see Section 6.b Personal Pension Account for additional information.

As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.
You cannot terminate your Contract once Annuity Payouts begin, unless you have selected Annuity Payout Options Two, Three, Five, Six or Eight. A CDSC, if applicable, may be deducted. Please see CDSC Example 6 in Appendix A.
Annuity Payout Options Two and Eight are only available for Personal Pension Account Payouts from the Personal Pension Account. Annuity Payout Options One, Three, Four, Five and Six are only available for Annuity Payouts from the Fixed Accumulation Feature or Sub-Accounts.
For certain qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts
If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under Annuity Payout Option Three. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•monthly,
•quarterly,
•semi-annually, or
•annually.
Once you select a frequency, it cannot be changed. When selecting a frequency other than monthly, the Payout Purchase Rate used to determine Annuity Payouts will be adjusted by a factor. The factor accounts for the current value of accelerated Payouts, and will result in a Payout that is less than the sum of each monthly Payout that would have been paid during the same period of time. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. If you elect the Personal Pension Account, your Annuity Payout Option may only be a fixed dollar amount.
•Fixed Dollar Amount Annuity Payouts
Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us. Annuity purchase rates may vary based on the aspect of the Contract annuitized.
•Variable Dollar Amount Annuity Payouts
Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:
•the Annuity Payout Option chosen,
•the Annuitant’s attained age and gender (if applicable),

•the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and
•the Assumed Investment Return (“AIR”).
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.
You can select one of the following AIRs offered, subject to state variations:

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840
The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.
Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.
After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.
•Combination Annuity Payout
You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
5. Death Benefits
a. Standard Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. The Standard Death Benefit is equal to your Total Balance (less Premium Based Charge, if applicable) calculated as of the Valuation Day when we receive a certified death certificate or other legal document acceptable to us. The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature and Personal Pension Account for each Beneficiary’s portion of the proceeds.
We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed the greater of:
a.the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under applicable Contracts and riders; or
b.the aggregate Total Balance plus $1 million.

Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction. In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
The Standard Death Benefit is payable in addition to your Personal Pension Account Death Benefit.
Please see the heading entitled “What kinds of Surrenders are available? - Before the Annuity Commencement Date” in Section 4.c Surrenders. Taking excess partial Surrenders may significantly negatively affect your Death Benefit. Please consult with your investment professional before making excess partial Surrenders to be sure that you fully understand the ways such a decision will affect your Contract.
Please see the Optional Rider Comparison Chart in Appendix E for a comparison of death benefits.
b. Return of Premium V
Objective
To provide a Death Benefit equal to the greater of Premium Payments adjusted for Surrenders or Contract Value, minus Premium Based Charges, if applicable, that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.
Please consider the following prior to electing this rider:
•Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
When can you buy the rider?
The Return of Premium V rider is no longer available for purchase (including adding it to existing Contracts).
How is the charge for this rider calculated?
The fee for the rider is based on the Death Benefit on each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts.
We can not increase the rider fee once you elect the rider. However, in the event of a change in ownership or upon Spousal Contract continuation, the fee for the rider will be based on the Contract Value on the date of any such change plus Premium Payments received after such date, adjusted for Surrenders.
Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the higher of A or B:
A = Contract Value (minus Premium Based Charges, if applicable) or
B = Premium Payments adjusted for Surrenders.
See the Return of Premium V Examples 1 and 2 in Appendix A.
The Return of Premium V Death Benefit is payable in addition to your Personal Pension Account Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
Yes. At any time following the earliest of the fifth anniversary of the rider effective date or Spousal Contract continuation, the Contract Owner may elect to terminate this rider. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date, and will no longer be assessed thereafter. The Death Benefit will be reset to the Standard Death Benefit. No other optional Death Benefit may be elected following the termination. Please also see “Other Information” at the end of this section for other ways the rider may terminate.
A company-sponsored exchange of this rider will not be considered to be a termination by you of the rider. This rider will also terminate upon election of a Death Benefit option (described in Sections 5.e and 5.f) by the Beneficiary (excluding Spousal Contract continuation).
What effect do partial Surrenders have on your benefits under the rider?
Any and all partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis. A partial Surrender may reduce the Death Benefit by an amount greater than the amount Surrendered if the Contract Value is less than your Premium Payments. See Return of Premium V Examples 1-3 in Appendix A for an illustration of this calculation.

Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A transfer above the Transfer Limit to the Personal Pension Account may reduce the Death Benefit by an amount greater than the amount transferred if the Contract Value is less than your Premium Payments adjusted for Surrenders. The Return of Premium V Transfer Limit is equal to 5% of the Premium Payment(s) adjusted for Surrenders and transfers to and from the Personal Pension Account; or if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Return of Premium V Examples 1-3 in Appendix A.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is younger than the maximum rider age limitation at the time of the change.
An ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the oldest Owner after the change is equal to or older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Generally, Yes. If the Owner dies and the sole Beneficiary at the time of death, is the deceased Owner’s Spouse we will increase the Contract Value to the Death Benefit, if the Death Benefit is greater than the Contract Value on the date of due proof of death. The Spouse may continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If the Owner or the Annuitant is equal to or older than the maximum age limitation at the time of the Spousal Contract continuation and/or this rider (or similar rider, as we determine) is not available for sale, we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.
Are there restrictions on how you must invest?
No. We reserve the right to impose investment restrictions in the future.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purpose of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed a maximum of:
a.the aggregate Deposits, modified by adjustments for partial Surrenders or payouts under all applicable contracts and riders; or
b.the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:
•Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.
•The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or assignment. If we terminate the rider, it cannot be re-elected by you.
•Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, may trigger a proportionate reduction to your Death Benefit.
•Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
c. Maximum Anniversary Value V
Objective
To provide a Death Benefit equal to the greatest of: (a) Maximum Anniversary Value, (b) Premium Payments adjusted for Surrenders or (c) Contract Value that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts. Please consider the following prior to electing this rider:
•This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.
•Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
When can you buy the rider?
The Maximum Anniversary Value V rider is no longer available for purchase (including adding it to existing Contracts).
How is the charge for this rider calculated?
The fee for the rider is based on the Death Benefit and is taken on each Contract Anniversary. This rider fee will be automatically deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. See Maximum Anniversary Value V Example 4 in Appendix A.
The rider charge will not increase after you elect the rider unless there is a change in ownership or upon Spousal Contract continuation.
Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the greatest of A, B or C:
A =    Contract Value (minus Premium Based Charges, if applicable);
B =    Premium Payments adjusted for partial Surrenders; or
C =    Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments: (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
See Maximum Anniversary Value V Example 1 in Appendix A.
If we permit you to elect this rider after the Contract has been issued, the starting values for Contract Value, Premium Payments and Maximum Anniversary Value will all be reset to Contract Value as of the Valuation Day that you elect this rider. Contract Value and Premium Payments prior to election of the rider (as well as those values that would have been used to set the Maximum Anniversary Value had this rider been elected upon Contract issuance), will be disregarded.
The Maximum Anniversary Value V Death Benefit is payable in addition to your Personal Pension Account Death Benefit. Even though your Benefit Balance is not subject to principal protection under this rider, any portions of your Benefit Balance transferred to Sub-Accounts and/or the Fixed Accumulation Feature are also considered to be part of the Contract Value used to compute this Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
No. However, we may terminate this rider upon Spousal Contract continuation, Ownership changes, assignment and/ or violation of the investment restrictions. Please also see “Other Information” at the end of this section.

What effect do partial Surrenders have on your benefits under the rider?
Any and all partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis. A partial Surrender may reduce the Death Benefit by an amount greater than the amount Surrendered if the Contract Value is less than your Premium Payments. See Maximum Anniversary Value V Example 2 in Appendix A for an illustration of this calculation.
Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A transfer above the Transfer Limit may reduce the Death Benefit by an amount greater than the amount transferred if the Contract Value is less than your Premium Payments. The Maximum Anniversary Value V Transfer Limit is equal to 5% of the greatest of (a) Premium Payments adjusted for partial Surrenders and transfers to or from the Personal Pension Account, or (b) Maximum Anniversary Value; or if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Maximum Anniversary Value V Examples 2, 3 and 5 in Appendix A for an illustration of this calculation.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is less than the maximum rider age limitation at the time of the change. We also reserve the right to require you to reallocate investments according to then applicable investment restrictions in the event of an ownership change after six months from the rider’s effective date.
Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the Death Benefit is reset, we will disregard the previously established Contract Value, Premium Payment and Maximum Anniversary Value and reset each of these values to your then current Contract Value. If the rider is not available for sale at the time of the ownership change, and if the oldest Owner at the time of the ownership change is older than the maximum age limitation, then we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final prorated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Yes. If the Owner dies and the sole Beneficiary at the time of death is the deceased Owner’s Spouse, we will increase the Contract Value to the Maximum Anniversary Value, if greater than the Contract Value on the date of due proof of death. The Spouse may elect to continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If any Owner or the Annuitant is older than the age limitation of the rider at the time of the Spousal Contract continuation and/or this rider (or a similar rider, as we determine) is not available for sale, then we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix D. These models are rebalanced quarterly.
We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) is merged into another fund, (ii) changes investment objectives, (iii) closes to further investments, and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?”

in Section 4.a for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a change in owner, Annuitant or any Joint Annuitant.
Upon reinstatement of your rider, your Premium Payments will be reset to equal the lower of the Contract Value as of the Valuation Day of the reinstatement or the Premium Payments prior to the termination. If applicable, your Maximum Anniversary Value will be reset at the lower of the Contract Value or Maximum Anniversary Value prior to the revocation as of the date of the reinstatement. We will deduct a pro-rated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement. Violation of these investment restrictions could result in a serious erosion of the value in this rider.
It may be presumed that investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.
If you elect this rider in combination with an optional benefit such as Safety Plus, Future5, Future6, or Daily Lock Income Benefit then in the event of a conflict between the investment restrictions above and those set forth in such optional riders, the investment restrictions in such optional riders shall prevail.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to approve all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed a maximum of:
a.the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under all applicable contracts and riders; or
b.the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:
•Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.
•The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.
•We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.
•The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the Death Benefit.
•Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, will trigger a proportionate reduction to your Death Benefit.
• Transfers made pursuant to an AIP may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.

•Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
d. Legacy Lock
Objective
To provide a Death Benefit equal to the greater of: (a) Enhanced Return of Premium ("EROP) (Premium Payments adjusted for certain partial Surrenders and transfers to the Personal Pension Account as described below); or (b)Base Return of Premium. Base Return of Premium is hereafter referred to as Return of Premium V Death Benefit and is described in section 5.b.
Please consider the following prior to electing this rider:
•This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.
• Lifetime Benefit Payments taken under Future6, or Daily Lock Income Benefit will not reduce the value of the EROP component of this Death Benefit.
•Partial Surrenders that exceed the Future6, or Daily Lock Income Benefit Lifetime Benefit Payment and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
• The EROP component of this Death Benefit reduces to zero if your Contract Value falls below the minimum amount rule.
This rider was formerly known as Future6 DB.
When can you buy the rider?
The Legacy Lock rider is no longer available for purchase (including adding it to existing Contracts).
How is the charge for this rider calculated?
The fee for the rider is based on the greater of (a) EROP or (b) Return of Premium V Death Benefit on each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary. A prorated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider fee may be increased (i) at each Contract Anniversary, (ii) in the event of a change in ownership or (iii) upon Spousal Contract continuation. The rider fee may not exceed the Maximum shown in the "Fees and Expenses" section of this prospectus.
Is this rider designed to pay you Death Benefits?
Yes. The Death Benefit is equal to the greater of: (a) EROP (Premium Payments adjusted for certain partial Surrenders and transfers to the Personal Pension Account as described below); or (b) Return of Premium V Death Benefit (as described in section 5.b.).
See the Legacy Lock Examples 1 and 2 in Appendix A.
The Legacy Lock is payable in addition to your Personal Pension Account Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
No. However, if your Future6 or Daily Lock Income Benefit rider is terminated for any reason, this rider will also terminate. Please see “Other Information” below for other conditions which may result in termination of the rider.
What effect do partial Surrenders have on your benefits under the rider?
Death Benefit Step-Up
The EROP component of Legacy Lock is eligible for an automatic one-time step-up to the Contract Value upon a first partial Surrender or upon the first transfer to the Personal Pension Account in excess of the Transfer Limit. The step-up will occur if the Contract Value is greater than the EROP value on the Valuation Day prior to the first (i) partial Surrender or (ii) transfer to the Personal Pension Account in excess of the Transfer Limit.
Enhanced Return of Premium Component of Legacy Lock
The EROP component equals 100% of Premium, adjusted by some Surrenders as described below. EROP will be increased by subsequent Premium Payments and Transfers from the Personal Pension Account and may be eligible for a one-time step-up.
Cumulative partial Surrenders during a Contract Year that are equal to or less than your Future6, or Daily Lock Income Benefit Lifetime Benefit Payment will not reduce the EROP component of your Death Benefit. Cumulative partial Surrenders during a Contract Year that are equal to or less than your Future6 or Daily Lock Income Benefit Threshold Payment will reduce the EROP component on a dollar-for-dollar basis.

Cumulative partial Surrenders during a Contract Year that exceed your Future6 Lifetime Benefit Payment or Threshold Payment will reduce the EROP component on a proportionate basis provided the exception described in the following paragraph does not apply. Such partial Surrender(s) may reduce the EROP component by an amount greater than the amount Surrendered if the Contract Value is less than your Premium Payments. See Legacy Lock Examples 1 and 2 in Appendix A for an illustration of this calculation.
If partial Surrenders are taken in excess of the Lifetime Benefit Payment after your Lifetime Income Eligibility Date and withdrawn under the AIP to satisfy RMDs, the partial Surrender will not reduce the EROP component. Any additional partial Surrender will reduce the EROP component proportionally if taken above the RMD amount and outside of the AIP.
Any and all transfers to the Personal Pension Account will reduce the EROP component. Transfers within the Transfer Limit will reduce the EROP component on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce the EROP component on a proportionate basis. A transfer above the Transfer Limit to the Personal Pension Account may reduce the EROP component by an amount greater than the amount transferred if the Contract Value is less than your Premium Payments adjusted for Surrenders. The Legacy Lock Transfer Limit is equal to 5% of the highest of (a) EROP; (b) Return of Premium V Death Benefit; or (c) if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Legacy Lock Examples 1 and 2 in Appendix A.
Your Contract Value can be impacted by taking partial Surrenders, transfers to or from the Personal Pension Account, adding subsequent Premium Payments, contract fees and market performance. If your Contract Value on any Contract Anniversary is ever reduced below the minimum amount rule (equal to the greater of (i) the Contract minimum amount rule described in section 4.c or (ii) one Lifetime Benefit Payment under any optional guaranteed minimum withdrawal benefit rider) as a result of investment performance, or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below this minimum amount rule, we will no longer accept subsequent Premium Payments. In addition, The EROP component of your Death Benefit will be reset to equal zero. The Death Benefit will then be equal to the greater of: (a) EROP or (b) Return of Premium V.
You may then either make a full Surrender and terminate your Contract and rider, or you may continue your Contract. If you continue your Contract, you must transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days or we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.
How will I know whether my Contract Value is approaching the minimum amount rule?
We will provide you with periodic notifications as your Contract Value decreases and approaches the minimum amount rule. However, if you make a large enough partial surrender, or there is a severe enough market correction affecting your Contract Value, it could have the effect of suddenly or unexpectedly dropping your Contract Value below the minimum amount rule.
What options will I have as I approach the minimum amount rule or fall unexpectedly below it?
If your Contract Value falls below the minimum amount rule we will notify you that you must either (i) choose to begin Lifetime Benefit Payments under your Future6 or Daily Lock Income Benefit, or (ii) defer the Lifetime Benefit Payments and maintain the EROP component of your Contract’s death benefit. If your Contract Value falls below the minimum amount rule due to a partial surrender, we will notify you of your options at that time. If your Contract Value is below the minimum amount rule at the time of your Contract Anniversary due to adverse market performance and/or rider fees, we will notify you at that time.
If you choose to begin Lifetime Benefit Payments, the EROP component will be set to zero. The Lifetime Benefit Payments will no longer reduce your Contract Value. The Return of Premium V death benefit component will continue to be reduced by Lifetime Benefit Payments. This election may not be reversed.
If, instead, you choose to defer Lifetime Benefit Payments and maintain the EROP component, this election can be changed at any time and Lifetime Benefit Payments can begin or resume, as the case may be.
Keep in mind, however, that the EROP component cannot be maintained beyond the Annuity Commencement Date.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is younger than the maximum rider age limitation at the time of the change.
Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of the Death Benefit. If the oldest Owner after the change is equal to or older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Generally, yes. If the Owner dies and the sole Beneficiary at the time of death, is the deceased Owner’s Spouse we will increase the Contract Value to the greater of the EROP or the Return of Premium V Death Benefit, if either is greater than the Contract Value on the date of due proof of death. The Spouse may continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If the Owner or the Annuitant is equal to or older than the maximum age limitation at the time of the Spousal Contract continuation and/or this rider (or similar rider, as we determine) is not available for sale, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
Except as otherwise provided, if you elect to annuitize your Contract before reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract's Contract Value must be annuitized or surrendered. Once Annuity Payouts begin, the Death Benefit ends. This rider terminates once you (i) either elect or are required to take an Annuity Payout Option of your Contract's Contract Value, or (ii) elect an annuitization option in order to continue the Lifetime Benefit Payment under a living benefit rider. Annuitization of Personal Pension Account Contributions under Payout Options Two and Eight will not terminate the rider.
Are there restrictions on how you must invest?
Yes. You must concurrently elect Future6 and abide by the Future6 investment restrictions or you must concurrently elect Daily Lock Income Benefit and abide by the Daily Lock Income Benefit investment restrictions in order to maintain this rider.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary following the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purpose of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed a maximum of:
a.the aggregate Deposits, modified by adjustments for partial Surrenders or payouts under all applicable contracts and riders; or
b.the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:
•Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.
•You can only elect this rider if you elect Future6, or Daily Lock Income Benefit. You will be required to invest according to the Future6, or Daily Lock Income Benefit investment restrictions, as applicable.
• You will automatically receive a one-time step-up of the EROP to the Contract Value, if greater, upon the first partial Surrenders or transfer to the Personal Pension Account in excess of the Transfer Limit. We will not provide a notice prior to applying this step-up.
• If your Contract Value is reduced below the minimum amount rule, the EROP component of the Death Benefit will be reduced to zero. Please see Section 4.c. Surrenders for more information regarding the minimum amount rule. This has the effect of providing a Death Benefit that was reduced by all prior partial Surrenders, including Lifetime Benefit Payments and all transfer to the Personal Pension Account. In addition, any step-up applied to the EROP component of the Death Benefit will be lost.
•The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.
•We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or assignment or if Future6, or Daily Lock Income Benefit rider is terminated.
•If we terminate the rider, it cannot be re-elected by you.
•Legacy Lock is referred to as Enhanced Return of Premium Death Benefit Rider in your Contract.

•Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
e. Maximum Daily Value
Objective
To provide a Death Benefit equal to the greatest of: (a) Maximum Daily Value, (b) Premium Payments adjusted for Surrenders and transfers to the Personal Pension Account, or (c) Contract Value (minus Premium Based Charges, if applicable) that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.
Please consider the following prior to electing this rider:
•This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.
•Partial Surrenders and excess transfers to the Personal Pension Account may reduce the benefit proportionally, as described below.
When can you buy the rider?
The Maximum Daily Value rider is closed to new investors (including existing Owners).
How is the charge for this rider calculated?
The fee for the rider is based on the Death Benefit and is taken on each Contract Anniversary. This rider fee will be automatically deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts.
The rider charge may increase after you elect the rider if there is a change in ownership or upon Spousal Contract continuation.
Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the greatest of A, B or C:
A = Contract Value (minus Premium Based Charges, if applicable);
B = Premium Payments (including Premium Payments made after you purchase the Contract) adjusted for partial Surrenders and transfers to the Personal Pension Account; or
C = Maximum Daily Value
See Maximum Daily Value Example 1 in Appendix A.
The Maximum Daily Value Death Benefit is payable in addition to your Personal Pension Account Death Benefit. Even though your Benefit Balance is not subject to principal protection under this rider, any portions of your Benefit Balance transferred to Sub-Accounts and/or the Fixed Accumulation Feature are also considered to be part of the Contract Value used to compute this Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
No. Please see Other Information at the end of this section for conditions which may result in termination of the rider.
What effect do partial Surrenders have on your benefits under the rider?
Partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis if you have not elected Future5 or Daily Lock Income Benefit. If you have elected an optional withdrawal benefit, partial Surrenders up to a Threshold Payment or Lifetime Benefit Payment, as applicable, will reduce your Death Benefit on a dollar-for-dollar basis and any partial Surrenders in excess of such amounts shall reduce your Death Benefit on a proportionate basis. A partial Surrender may reduce the Death Benefit by an amount greater than the amount Surrendered if the Contract Value is less than your Maximum Daily Value or if the Contract Value is less than net Premium Payments. See Maximum Daily Value Examples 2 and 3 in Appendix A for an illustration of this calculation.
Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers to the Personal Pension Account in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A transfer above the Transfer Limit may not reduce your Death Benefit by the same dollar amount as it would reduce your Contract Value. The adjustment to your Death Benefit may be lower or higher than the adjustment to your Contract Value. The Maximum Daily Value Transfer Limit is equal to 5% of the greatest of (a) Premium Payments adjusted for partial Surrenders, (b) Maximum Daily Value; or (c) if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Maximum Daily Value Example 4 in Appendix A for illustrations of this calculation.
If you elect another optional rider, partial Surrenders (including Lifetime Benefit Payments and Threshold Payments) may affect those other riders differently than they affect this rider.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is less than the maximum rider age limitation at the time of the change. We also reserve the right to require you to reallocate investments according to then applicable investment restrictions in the event of an ownership change after six months from the rider’s effective date.
Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the Death Benefit is reset, we will disregard the previously established Contract Value, Premium Payment and Maximum Daily Value and reset each of these values to your then current Contract Value. If the rider is not available for sale at the time of the ownership change, and if the oldest Owner at the time of the ownership change is older than the maximum age limitation, then we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final prorated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Yes. If the Owner dies and the sole Beneficiary at the time of death is the deceased Owner’s Spouse, we will increase the Contract Value to the Maximum Daily Value, if greater than the Contract Value on the date of due proof of death. The Spouse may elect to continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If any Owner or the Annuitant is older than the age limitation of the rider at the time of the Spousal Contract continuation and/or this rider (or a similar rider, as we determine) is not available for sale, then we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix D. These models are rebalanced quarterly.
We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) is merged into another fund, (ii) changes investment objectives, (iii) closes to further investments, and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial

Surrender, transfer Contract Value into the Personal Pension Account or make a change in owner, Annuitant or any Joint Annuitant.
Upon reinstatement of your rider, your Premium Payments will be reset to equal the lower of the Contract Value as of the Valuation Day of the reinstatement or the Premium Payments prior to the termination. If applicable, your Maximum Daily Value will be reset at the lower of the Contract Value or Maximum Daily Value prior to the revocation as of the date of the reinstatement. We will deduct a pro-rated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement. Violation of these investment restrictions could result in a serious erosion of the value in this rider.
It may be presumed that investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.
If you elect this rider in combination with an optional benefit such as Safety Plus, Future5, Future6 or Daily Lock Income Benefit then in the event of a conflict between the investment restrictions above and those set forth in such optional riders, the investment restrictions in such optional riders shall prevail.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to approve all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed a maximum of:
a.the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under all applicable contracts and riders; or
b.the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:
•Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.
•The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.
•We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.
•The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the Death Benefit.
•Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, will trigger a proportionate reduction to your Death Benefit.
• Transfers made pursuant to an AIP may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.
•Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
f. How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested according to the last instructions on file and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Talcott Resolution Pathways Program” (formerly "Safe Haven"). Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to the Talcott Resolution Pathways Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Talcott Resolution Pathways Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect to leave proceeds from the Death Benefit invested with us for up to five or ten years from the date of death of the Annuitant or Owner if death occurred before the Annuity Commencement Date. The available period (five or ten years) depends on whether the Contract is non-qualified or an IRA and the Owner's date of death. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. The Beneficiary may not make Personal Pension Account Contributions. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract may also elect an Annuity Payout Option that allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations, qualifications and conditions. Not all beneficiaries will be able to elect this option.
If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section (C)(2)(f) Federal Tax Considerations in Appendix Tax for more information. If your Contract is qualified, please see "Information Regarding Tax-Qualified Plans" in "Appendix Tax" for additional information.
I f the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death

Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract. If you do not name another Beneficiary at the time of continuation, the Beneficiary will default to your estate.
g. Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts, or receive any remaining value such as a cash refund, Benefit Balance, or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Owner	There is a surviving joint Owner	The Annuitant is living or deceased	Joint Owner receives the Death Benefit.
Owner	There is no surviving joint Owner	The Annuitant is living or deceased	Beneficiary receives the Death Benefit.
Owner	There is no surviving joint Owner and the Beneficiary predeceases the Owner	The Annuitant is living or deceased	Owner’s estate receives the Death Benefit.
Annuitant	The Owner is living	There is no named Contingent Annuitant	The Owner becomes the Contingent Annuitant and the Contract continues. The Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Owner	The Annuitant is living	Beneficiary becomes the Owner.
Annuitant	The Owner is living	Owner receives the payout at death.
Annuitant	The Annuitant is also the Owner	Beneficiary receives the payout at death.
These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.
6. Optional Withdrawal Benefits
a. Future5 and Future6
Objective
The objective of the riders is to provide longevity guaranteed lifetime income (i.e., longevity protection) that may periodically increase based on Market Increases or Deferral Bonuses.
Please keep in mind the following aspects of the riders:
•The riders have investment restrictions. Violation of the investment restrictions may result in termination of the rider.
• Threshold Payments, partial Surrenders above a Lifetime Benefit Payment and transfers to the Personal Pension Account will reduce the rider’s benefit, as described below; and
• You may decline a rider charge increase, however, if you do so you will no longer be entitled to Market Increases, Deferral Bonuses and Withdrawal Percentage increases. This declination is irrevocable.
How do the riders help achieve this goal?
Each of the riders provide an opportunity to receive withdrawals in the form of either Threshold Payments or Lifetime Benefit Payments until either the first Covered Life (Single Life Option) or last Covered Life (Joint/Spousal Option) dies. Withdrawals taken prior to the relevant Covered Life’s Lifetime Income Eligibility Date (age 59½) are called Threshold Payments and withdrawals thereafter are called Lifetime Benefit Payments.
When can you buy the riders?
The Future5 and Future6 riders are no longer available for purchase (including adding to existing Contracts). Once elected, you may not switch riders unless part of a company-sponsored exchange program.

Who are the parties in determining rider benefits?
The riders are the same in all respects other than as described herein.
We look at the age of contract parties (e.g., Contract Owner, joint Owners, Spouses, Annuitant and/or Beneficiary) when setting rider benefits (such living persons are called a Covered Life and the specific person whose life and age is used to set benefits is called the relevant Covered Life). For instance, when setting your Withdrawal Percentage, the older Covered Life is the relevant Covered Life when selecting the Single Life Option and the younger Covered Life is the relevant Covered Life when selecting the Joint/Spousal Option. We reserve the right to impose designation restrictions such as making sure that your Spouse is a joint Owner when selecting the Joint/Spousal Option.
Did buying the riders forfeit your ability to buy other riders?
Yes, buying either rider precluded you from electing the Safety Plus rider and the Daily Lock Income Benefit rider.
If you elected either the Future 5 or Future 6 rider, you were not able to elect Personal Pension Account Transfer Programs Investment Gains or Income Path Options. Please see Section 4.a. Personal Pension Account Transfer Programs.
How is the charge for the riders calculated?
Each rider has a different current charge and maximum rider charge and both are based on your Payment Base. The charge will vary based on whether you elect the rider on a single or joint/spousal basis. We will deduct the rider charge on each Contract Anniversary on a pro-rated basis from each Sub-Account.
We may increase or decrease the rider charge on a prospective basis on each Contract Anniversary up to the maximum described in the Fee Table. The rider charge may increase irrespective of whether you receive either a Market Increase or a Deferral Bonus . We will not increase the rider charge by more than 0.50% during any Contract Year. We will provide advance notice of changes to your rider charge. You may decline a rider charge increase, however, if you do so you will no longer be entitled to Market Increases, Deferral Bonuses and Withdrawal Percentage increases. This declination is irrevocable.
If the rider is terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on your Payment Base immediately prior to such termination or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.
Does your benefit base change under the riders?
Yes. The benefit bases used to set Threshold Payments or Lifetime Benefit Payments (Payment Base) and the Deferral Bonus (Deferral Bonus Base) will fluctuate as described below.
•Payment Base
Your initial Payment Base is equal to your initial Premium Payment (without deduction of sales charges, if any). It will generally fluctuate based on:
•Market Increases; or
•Deferral Bonuses; and
•Subsequent Premium Payments, partial Surrenders, or transfers to or from the Personal Pension Account.
On each Contract Anniversary until and including the Contract Anniversary immediately following the oldest Covered Life’s 90th birthday, the Payment Base will be reset to equal the greater of (i) your Contract Value (prior to the deduction of the rider charge) as of the Contract Anniversary (this event is referred to as a Market Increase), or (ii) your current Payment Base plus any applicable Deferral Bonus (the amount added to your Payment Base during the Deferral Bonus Period if a Market Increase does not occur). You will not receive both a Market Increase and a Deferral Bonus in the same Contract Year.
Please refer to Future5 and Future6 Examples 1-2 in Appendix A for an illustration of ways that your Payment Base may increase based on a Market Increase or Deferral Bonus.
Subsequent Premium Payments increase your Payment Base by the dollar amount of the Premium Payment. Deposits into the Personal Pension Account do not increase your Payment Base.
Partial Surrenders reduce your Payment Base in different ways depending on whether they are taken before or after your Lifetime Income Eligibility Date (age 59½) and whether they exceed the applicable limit (either the Threshold Payment or an annual Lifetime Benefit Payment).
• Partial Surrenders before the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are equal to, or less than, the Threshold Payment, then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders are greater than the Threshold Payment, then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold Payment, and (ii) proportionate basis for the amount in excess of the Threshold Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.
• Partial Surrenders after the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are (i) equal to or less than the Lifetime Benefit Payment, or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our AIP to satisfy RMD requirements, then the cumulative partial Surrender will not reduce the Payment Base. Any partial Surrenders that exceed the Lifetime Benefit Payment (provided that the RMD exception above does not apply), will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis. See Future5 and Future6 Examples 2 and 3 in Appendix A for an illustration of this calculation.
Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA, but do not exceed an annual Threshold Payment or Lifetime Benefit Payment, as the case may be, will be free of any applicable CDSC.
Transfers of Contract Value to the Personal Pension Account will also reduce your Payment Base on a dollar-for-dollar basis if they are less than the Transfer Limit and proportionally for any cumulative transfers above the Transfer Limit. The Future5 and Future6 Transfer Limits will equal your applicable Withdrawal Percentage multiplied by your then current Payment Base. Please see Future5 and Future6 Examples 2 and 3 in Appendix A for an illustration of this calculation.
The Maximum Anniversary Value V, the Return of Premium V, Maximum Daily Value and Legacy Lock riders each have their own Transfer Limit, which may be a different amount that the Transfer Limit imposed by Future5 or Future6. If there is a conflict, then the Transfer Limit of Future5 or Future6 prevails. Please refer to Future5 and Future6 Examples 2 and 3 in Appendix A for an illustration of partial Surrenders and the Transfer Limit.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this limit will not be included for any benefits under the rider.
Please refer to this rider’s section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Payment Base can be recalculated following a Covered Life change. Please refer to the section entitled “How is the charge for the rider calculated?” for more information regarding the possible termination of Market Increases, Deferral Bonuses and Withdrawal Percentage increases associated with declining rider charge increases.
•Deferral Bonus Base
On each Contract Anniversary during the Deferral Bonus Period, we may apply a Deferral Bonus to your Payment Base. You will not receive a Deferral Bonus if your Market Increase is greater than or equal to your Deferral Bonus. The Deferral Bonus will vary depending on the rider version you select. The Deferral Bonus for Future5 is 5%. The Deferral Bonus for Future6 is 6%. The Deferral Bonus will be calculated as a percentage of the Deferral Bonus Base as of the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period. The Deferral Bonus Period will cease upon the earlier of (i) the tenth Contract Anniversary, (ii) when you take any partial Surrender, or (iii) if a transfer is made to the Personal Pension Account that is in excess of the Future5 and Future6 Transfer Limit.
When you elect this rider, your Deferral Bonus Base is equal to your initial Premium Payment (without deduction of sales charges, if any). Thereafter, your Deferral Bonus Base will be reset on each Contract Anniversary to the greater of the Payment Base when a Market Increase occurs, or the Deferral Bonus Base on the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.
Subsequent Premium Payments or transfers from the Personal Pension Account will increase your Deferral Bonus Base by the dollar amount of the Premium Payment or transfer during the Deferral Bonus Period.
Transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are equal to or less than the Transfer Limit will reduce your Deferral Bonus Base on a dollar-for-dollar basis.
Cumulative transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are greater than the rider Transfer Limit will cause the Deferral Bonus Period to end and the Deferral Bonus Base will permanently be set to zero. Transfers or Surrenders due to a divorce settlement will end the Deferral Bonus Period and the Deferral Bonus Base will be set to zero.
Please refer to Future5 and Future6 Examples 1-2 in Appendix A for an illustration of a Deferral Bonus being applied to increase a Payment Base and when a transfer ends the Deferral Bonus Period.
Your Deferral Bonus Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Bonus Base above this limit will not be included for any benefits under the rider.
Please refer to the section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Deferral Bonus Base can be recalculated following a Covered Life change.
Is either rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the age 59½ Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.

Threshold Payments or Lifetime Benefit Payments are calculated by multiplying your Payment Base by the applicable Withdrawal Percentage. The Withdrawal Percentage varies based on the age of the relevant Covered Life at the time of the first partial Surrender.
The applicable Withdrawal Percentages are as follows:

Age Band	Withdrawal Percentage
<59 ½ - 64	4.0%
65+	5.0%
If you elect Future5 on or after July 16, 2012, the applicable Withdrawal Percentages are as follows:

Age Band	Withdrawal Percentage
<59 ½ - 64	3.5%
65-84	4.5%
85+	5.5%
•Except as provided below, the Withdrawal Percentage will be based on the chronological age of the relevant Covered Life at the time of the first partial Surrender. If a partial Surrender HAS NOT been taken, your new Withdrawal Percentage will be effective on the next birthday that brought the relevant Covered Life into a new Withdrawal Percentage age band; or
• If a partial Surrender HAS been taken, the Withdrawal Percentage will be locked at the time of the partial Surrender. Once the relevant Covered Life enters the new age band, the Withdrawal Percentage will unlock at the next Contract Anniversary only if there is a Market Increase. If there is a Deferral Bonus credited and not a Market Increase, the Withdrawal Percentage will remain locked.
Is either rider designed to pay you Death Benefits?
No.
Does either rider replace the standard Death Benefit?
No.
Can you revoke the riders?
No.
What effect do partial or full Surrenders have on your benefits under the riders?
Please refer to “Does your benefit base change under the riders?” for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not your Payment Base, Deferral Bonus Base and any future Threshold Payments or Lifetime Benefit Payments.
Prior to the Annuity Commencement Date, if (A) or (B) below occurs, then the effects described in (X) and (Y) below will take place:
(A)     on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of either (i) the Contract minimum rule stated under your Contract or (ii) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish; or
(B)     on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below (x) an amount equal to the greater of the Contract minimum rule stated under your Contract or (y) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish, then:
(X) You must transfer your remaining Contract Value to an asset allocation model(s), investment program(s), Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by us for purposes of the rider Minimum Amount Rule.
a)One of the approved investment options, as described above, must be elected within 10 days from the date the minimum amount was reached.
b)If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account, or other investment option(s) approved by us.
c)If you choose not to participate in one of the approved investment options, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be fully terminated.

(Y) Once the Contract Value is transferred to an approved investment option, the following rules will apply:
a)You will receive your then current Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider Minimum Amount Rule, at the frequency that you select. The frequencies will be among those offered by us at that time but will be no less frequently than annually.
b)Ongoing Lifetime Benefit Payments will no longer reduce Your Contract Value.
c)We will no longer accept subsequent Premium Payments or transfer(s) from other Sub-Account(s).
d)We will waive the Annual Maintenance Fee and Rider Charge on your Contract.
e)Market increases and Deferral Bonuses, if applicable, on each Contract Anniversary will no longer apply.
If cumulative partial Surrenders within a Contract Year are requested in excess of the Lifetime Benefit Payment, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be terminated.
What happens if you change ownership?
Inasmuch as the riders are affected only by changes to the relevant Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of a Covered Life may cause a recalculation of the rider benefits. Covered Life changes also allow us, in our discretion, to impose then prevailing investment restrictions, as described below.
Any Covered Life change made within the first six months from the Contract Issue date will have no impact on the Payment Base or Deferral Bonus Base as long as each succeeding Covered Life is younger than the maximum age limitation of the rider at the time of the change. The Withdrawal Percentage, Lifetime Benefit Payment, and Threshold Payment, as applicable, will thereafter change based on the age of the new relevant Covered Life.
•Single Life Option:
Because we no longer offer the rider, any Covered Life changes after the first six months from Contract Issue date will result in a revocation of the rider. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
•Joint/Spousal Option:
After the first six months from the Contract issue date, if partial Surrenders have not yet been taken and you and your Spouse become legally divorced, you may add a new Spouse to the Contract provided that the age limitation of the rider is not exceeded, the Payment Base and Deferral Bonus Base will remain the same. We will then recalculate your Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit based on the age of the younger Covered Life as of the date of the change. The charge for the rider will remain the same.
Alternatively, if after the first six months from the Contract issue date, if partial Surrenders have been taken or a transfer to the Personal Pension Account has been made, and you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract and the Payment Base and Deferral Bonus Base will remain the same. We will then recalculate your Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit based on the age of the remaining Covered Life as of the date of the change. These recalculations will continue to be based on the Joint/Spousal Option. You may not convert your Joint/Spousal Option election to a Single Life Option. The charge for the rider will remain the same.
If after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then we will revoke the rider.
Can your Spouse continue your Lifetime Withdrawal Benefit?
• Single Life Option:
Because we are no longer offering such rider, at the time of Spousal Contract continuation we will revoke the rider and the rider charge will no longer be assessed.
•Joint/Spousal Option:
Either rider is designed to facilitate the continuation of your rights by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Contract and the rider are continued as described below, the rider will continue with respect to all benefits at the then current rider charge. The benefits will be reset as follows:
•The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;
•The Deferral Bonus Base will be equal to the greater of Contract Value or the Deferral Bonus Base on the Spousal Contract continuation date;
•The Deferral Bonus Period, if applicable, will not reset; the Deferral Bonus Period will continue uninterrupted;
•The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit will be recalculated; and

•The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date.
The remaining Covered Life cannot name a new Owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value, not your Payment Base. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. In this case, the Contract may be annuitized under our standard annuitization rules or the payment of the Lifetime Benefit Payment or Threshold Payment, as the case may be, may continue under a Life Annuity Payout Option.
Annuity Payout Options under this rider:
Single Life Option:
If you have elected the Single Life Option, you may choose a Life Annuity (Annuity Payout Option One). The lifetime portion will be based on the relevant Covered Life determined at the Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two.
If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of any Annuitant.
If the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of any Annuitant.
Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, you may choose a Joint and Last Survivor Life Annuity (Annuity Payout Option Four). The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. If only one Spouse is alive, we will issue a Life Annuity (Annuity Payout Option One) based on the surviving relevant Covered Life.
If the younger Annuitant younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
If the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us that correspond with the rider version chosen. As of the date of this prospectus, if you elect Future5, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix D. These models will be rebalanced quarterly. If you elect Future6, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix D. The Personal Protection Portfolio models are rebalanced monthly.
We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while either rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of this rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of this rider shall prevail.

If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the termination or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to termination unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Upon reinstatement, your Deferral Bonus Base will be reset at the lower of the Deferral Bonus Base prior to the termination or Contract Value as of the date of reinstatement and the Deferral Bonus Period, if applicable, will continue uninterrupted.
We may require that you comply with then prevailing investment restrictions upon Spousal Contract continuation or permissible Covered Life changes. Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under either rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.
Both rider versions require that you invest in asset allocation models. However, we are able to offer certain attributes associated with the Future6 rider, such as a higher Deferral Bonus and lower rider charges, based on our assumptions that the Personal Protection Portfolios, and particularly, the requirement to maintain 50% of your Contract Value in the BlackRock Managed Volatility V.I. Fund within these models, or 100% in the BlackRock Managed Volatility V.I. Fund, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions.
The BlackRock Managed Volatility V.I. Fund does not seek to manage volatility based on Contract Owners' allocations to the other Funds within the Personal Protection Portfolios. Instead, the BlackRock Managed Volatility V.I. Fund utilizes a volatility control process that is independent of Contract Owners allocations of Contract Value. The BlackRock Managed Volatility V.I. Fund may reduce investment returns that you might receive during favorable market conditions and may mitigate our guarantee obligations under the Contracts. In addition, the BlackRock Managed Volatility V.I. Fund may fail to achieve its investment objective, which includes managing volatility.
If you desire your Contract Value to be subject to less volatility than the Personal Protection Portfolios asset allocation models, a 100% allocation to the BlackRock Managed Volatility V.I. Fund may be more appropriate for you. You should consult with your investment professional about which investment options are best for you. Some factors you may consider and discuss with your investment professional when reviewing the updated Personal Protection Portfolios and the BlackRock Managed Volatility V.I. Fund are: your investment time horizon and risk appetite, the importance of protecting your Contract Values from volatility, the impact that managed volatility may have on your investment returns during favorable market conditions, and the likelihood that you will utilize or realize your rider benefits.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base, Deferral Bonus Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us when you have elected any similar optional withdrawal benefit rider. We will not aggregate Contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit such as Safety Plus with a contract with a guaranteed lifetime withdrawal benefit such as Future5, Future6, or Daily Lock Income Benefit. If we elect to aggregate Contracts, we will reset Lifetime Benefit Payments, partial Surrenders and Transfer Limits across aggregated Contracts. We will also reset the date we set these values to operate on a Calendar Year anniversary basis (i.e., January 1 Contract Anniversary) in lieu of multiple Contract Anniversaries.
Other information
The riders may not be appropriate for all investors. Several factors, among others, should be considered:
•Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.
•Your required participation in the Personal Protection Portfolio models end when the Future6 rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/

or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and BlackRock Managed Volatility V.I. Fund. You may independently invest in the BlackRock Managed Volatility V.I. Fund if you have Future6.
•If you also invest in the Personal Pension Account, transfers to the Personal Pension Account in excess of the Transfer Limit will end the Deferral Bonus Period and the Deferral Bonus Base will be zero.
•The benefits under either rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.
•The Fixed Accumulation Feature is not available if you have elected Future6.
•Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these benefits.
•Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of either rider or if you commence taking Threshold Payments prior to your Lifetime Income Eligibility Date. Withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.
•The determination of the relevant Covered Life is established by us and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments and the Transfer Limit.
•We may withdraw either rider for new Contract sales at any time.
• Because we no longer offer the riders, when the Single Life Option is chosen, the Spouse will not be able to continue either rider after the death of the Contract Owner. Continuation of the benefits is available only in the Joint/Spousal Option.
•Annuity payout options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.
•The fee for either rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.
• If you are enrolled in an AIP it is important for you to monitor the amount you may withdraw (Lifetime Benefit Payment) and compare it to the amount you are scheduled to take in the upcoming Contract Year. It may be necessary to adjust your AIP payout each year. We do not automatically adjust payments under the AIP if your Lifetime Benefit Payment changes. We will not individually notify you of this privilege.
•The purchase of these riders may not be appropriate for custodial owned Contracts, Beneficiary or inherited IRAs or Contracts owned by certain types of non-natural entities, including Charitable Trusts. Because these types of owners and many non-natural entities may be required to make certain periodic distributions and those amounts may be different than the withdrawal limits permitted under the rider, you should discuss this with your tax advisor or investment professional to determine the appropriateness of this benefit. We are not responsible for violations to riders due to your obligation to comply with RMD obligations.
•Future6 is referred to as Guaranteed Minimum Withdrawal Benefit Plus in your Contract. Future5 is referred to as Guaranteed Minimum Withdrawal Benefit in your Contract.
•Any payment obligation we make under the Contract, including optional withdrawal benefit payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
b. Daily Lock Income Benefit
The Annuity Commencement Date Deferral Option is not available if you have elected Daily Lock Income Benefit rider.
Objective
The objective of the rider is to provide guaranteed life income (i.e., longevity protection) in the form of lifetime payments that may periodically increase based on the daily performance of your Contract or Deferral Bonuses.
Please keep in mind the following aspects of the rider:
•The rider has investment restrictions. Violation of the investment restrictions may result in termination of the rider.
•Threshold Payments, partial Surrenders above a Lifetime Benefit Payment and transfers to the Personal Pension Account will reduce the rider’s benefit, as described below.
• You may decline a rider charge increase, however, if you do so you will no longer be entitled to Market Increases, Deferral Bonuses and Withdrawal Percentage increases, This declination is irrevocable.
How does the rider help achieve this goal?
The rider provides an opportunity to receive withdrawals in the form of either Threshold Payments prior to the Lifetime Income Eligibility Date or Lifetime Benefit Payments until either the first Covered Life (Single Life Option) or last Covered Life (Joint/Spousal Option) dies. Withdrawals taken prior to the relevant Covered Life’s Lifetime Income Eligibility Date (age 59 1/2) are called Threshold Payments and withdrawals thereafter are called Lifetime Benefit Payments.

When can you buy the rider?
The Daily Lock Income Benefit rider is no longer available for purchase (including adding it to existing Contracts).
Did buying the rider forfeit your ability to buy other riders or use any programs?
Yes, buying the rider precludes you from electing the Safety Plus, Future5 and Future6 riders.
If you elected the rider, you are not able to elect Personal Pension Account Transfer Programs Investment Gains, Income Path Options or the DCA Interest/Earnings Program. Please see Section 4.a. Personal Pension Account Transfer Programs.
How is the charge for the rider calculated?
The rider has a current charge and maximum rider charge and both are based on your Payment Base. The charge will vary based on whether you elect the rider on a Single or Joint/spousal basis. We will deduct the rider charge on each Contract Anniversary on a prorated basis from each Sub-Account.
We may increase or decrease the rider charge on a prospective basis on each Contract Anniversary up to the maximum described in the Fee Table. The rider charge may increase irrespective of whether you receive either a Market Increase or a Deferral Bonus. We will not increase the rider charge by more than 0.50% during any Contract Year. We will provide advance notice of changes to your rider charge. You may decline a rider charge increase, in which event you will no longer be entitled to Market Increases, Deferral Bonuses and Withdrawal Percentage increases. This declination is irrevocable.
If the rider is terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on your Payment Base immediately prior to such termination, or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.
Does your benefit base change under the rider?
Yes. The benefit bases used to set Threshold Payments or Lifetime Benefit Payments (Payment Base) and the Deferral Bonus (Deferral Bonus Base) will fluctuate as described below .
•Payment Base
Your initial Payment Base and Anniversary Payment Base are equal to your initial Premium Payment (without deduction of sales charges, if any). Your Payment Base will fluctuate based on Market Increases, Deferral Bonuses, or subsequent Premium Payments, partial Surrenders, or transfers to or from the Personal Pension Account.
If you are electing this rider after your Contract has been issued, the Payment Base will be based on the Contract Value on the date the rider is effective. This may be less than your initial Premium Payment or Contract Value on any day prior to your rider effective date.
On each Valuation Day other than your Contract Anniversary, the Payment Base will be reset to equal the greater of Contract Value as of that day or the Payment Base as of the prior Valuation Day (this event is referred to as your Market Increase). On your Contract Anniversary, the Payment Base will be reset to equal the greatest of A, B, or C where:
A =    Payment Base as of the prior Valuation Day
B =    Contract Value prior to the deduction of the rider charge (minus any Premium Based Charge, if applicable)
C =    Anniversary Payment Base as of the prior Valuation Day plus any applicable Deferral Bonus during the Deferral Bonus Period.
Your Anniversary Payment Base may be reset each Contract Anniversary to equal the greater of the Payment Base or the Anniversary Payment Base as of the prior Valuation Day. The Anniversary Payment Base includes any applicable Deferral Bonus (the amount added to your Payment Base during the Deferral Bonus Period if a Market Increase does not occur). We reserve the right to impose a daily Payment Base Cap. We do not currently enforce a daily Payment Base Cap. Your Payment Base and Anniversary Payment Base will not be adjusted to reflect any Market Increases on or after any Owner’s or the Covered Life’s 90th birthday.
Please refer to Daily Lock Income Benefit Examples 1 and 2 in Appendix A for an illustration of ways that your Payment Base may increase based on a Market Increase or Deferral Bonus.
Subsequent Premium Payments increase your Payment Base, Anniversary Payment Base and Contract Value by the dollar amount of that Premium Payment. Deposits into the Personal Pension Account do not increase your Payment Base.
Partial Surrenders reduce your Payment Base and Anniversary Payment Base in different ways depending on whether they are taken before or after your Lifetime Income Eligibility Date and whether they exceed the applicable limit (either the Threshold Payment or an annual Lifetime Benefit Payment).
•Partial Surrenders prior to the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are equal to, or less than, the Threshold Payment, then the cumulative partial Surrender will reduce the Payment Base and Anniversary Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders are greater than the Threshold Payment, then we will reduce the Payment Base and Anniversary Payment Base on a (i) dollar-for-dollar basis up to the Threshold Payment, and (ii) proportionate basis for the amount in excess of the

Threshold Payment. If your Contract Value is less than your Payment Base and Anniversary Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.
• Partial Surrenders after the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are (i) equal to or less than the Lifetime Benefit Payment, or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our AIP to satisfy RMD requirements, then the cumulative partial Surrenders will not reduce the Payment Base or Anniversary Payment Base. Any partial Surrenders that exceed the Lifetime Benefit Payment (provided that the RMD exception above does not apply), will reduce the Payment Base and Anniversary Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis. See Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of this calculation.
Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA, but do not exceed an annual Threshold Payment or Lifetime Benefit Payment, as the case may be, will be free of any applicable CDSC.
Transfers of Contract Value to the Personal Pension Account will also reduce your Payment Base on a dollar-for-dollar basis if they are less than the Transfer Limit and proportionally for any cumulative transfers above the Transfer Limit. The Daily Lock Income Benefit Transfer Limit will equal your applicable Withdrawal Percentage multiplied by your then current Payment Base. Please see Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of this calculation.
The Maximum Anniversary Value V, Return of Premium V, Maximum Daily Value and Legacy Lock riders each have their own Transfer Limit, which may be a different amount that the Transfer Limit imposed by Daily Lock Income Benefit. If there is a conflict, then the Transfer Limit of Daily Lock Income Benefit prevails. Please refer to Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of partial Surrenders and the Transfer Limit.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this limit will not be included for any benefits under the rider.
Please refer to this rider’s section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Payment Base can be recalculated following a Covered Life change. Please refer to the section entitled “How is the charge for the rider calculated?” for more information regarding the possible termination of Market Increases, Deferral Bonuses and Withdrawal Percentage increases associated with declining rider charge increases.
Deferral Bonus Base
If you elect this rider when the Contract is issued, your Deferral Bonus Base is equal to your initial Premium Payment and any subsequent Premium Payments made during your first Contract Year (without deduction of sales charges, if any). Thereafter, your Deferral Bonus Base will be reset on each Contract Anniversary to the greater of the Payment Base when a Market Increase occurs, or the Deferral Bonus Base on the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.
On each Contract Anniversary during the Deferral Bonus Period, we may apply a Deferral Bonus to your Payment Base. You will not receive a Deferral Bonus if your Market Increase (as of the date of your Contract Anniversary) is greater than or equal to your Deferral Bonus Base multiplied by the Deferral Bonus. The Deferral Bonus for Daily Lock Income Benefit is 6%. The Deferral Bonus will be calculated as a percentage of the Deferral Bonus Base as of the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.
If you are electing this rider after your Contract has been issued the Deferral Bonus Base is equal to your Contract Value on the date the rider is effective. Contract Value and Premium Payments prior to the election of the rider (as well as those values that would have been used to set the Deferral Bonus Base had this rider been elected upon Contract issuance), will be disregarded.
The Deferral Bonus Period will cease upon the earlier of (i) the tenth Contract Anniversary following the rider effective date, (ii) when you take any partial Surrender, or (iii) if a transfer is made to the Personal Pension Account that is in excess of the Daily Lock Income Benefit Transfer Limit.
During the Deferral Bonus Period, subsequent Premium Payments or transfers from the Personal Pension Account will increase your Deferral Bonus Base by the dollar amount of the Premium Payment or transfer.
Transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are equal to or less than the Transfer Limit will reduce your Deferral Bonus Base on a dollar-for-dollar basis. Cumulative transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are greater than the rider Transfer Limit will cause the Deferral Bonus Period to end and the Deferral Bonus Base will permanently be set to zero. Transfers or Surrenders due to a divorce settlement will end the Deferral Bonus Period and the Deferral Bonus Base will be set to zero.
Please refer to Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of a Deferral Bonus being applied to increase a Payment Base and when a transfer ends the Deferral Bonus Period.

Your Deferral Bonus Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Bonus Base above this limit will not be included for any benefits under the rider.
Please refer to the section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Deferral Bonus Base can be recalculated following a Covered Life change.
Is the rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.
Threshold Payments or Lifetime Benefit Payments are calculated by multiplying your Payment Base by the applicable Withdrawal Percentage. The Withdrawal Percentage varies based on the age of the relevant Covered Life and whether or not you’ve taken your first partial Surrender.
Prior to your first Partial Surrender, your Lifetime Benefit Payment is set daily and is equal to your applicable Withdrawal Percentage multiplied by your then current Payment Base. Thereafter, your Lifetime Benefit Payment and your Transfer Limit may reset on any of the following events:
a)Contract Anniversary;
b)Market Increase on or after a birthday when the Covered Life has attained an age that results in a new age band;
c)A subsequent Premium Payment;
d)A Transfer to or from the Personal Pension Account;
e)A partial Surrender that exceeds the Lifetime Benefit Payment; or
f)A change in the Annuitant or Spousal Continuation.
The applicable Withdrawal Percentages are as follows:

Age Band	Withdrawal Percentage
<59 ½ - 64	4.0%
65-84	5.0%
85+	6.0%
•Except as provided below, the Withdrawal Percentage will be based on the chronological age of the relevant Covered Life at the time of the first partial Surrender. If a partial Surrender HAS NOT been taken, your new Withdrawal Percentage will be effective on the next birthday that brought the relevant Covered Life into a new Withdrawal Percentage age band; or
• If a partial Surrender HAS been taken, the Withdrawal Percentage will be locked at the time of the partial Surrender. Once the relevant Covered Life enters the new age band, the Withdrawal Percentage will unlock at the next Contract Anniversary only if there has been any Market Increase. If there is a Deferral Bonus credited and not a Market Increase, the Withdrawal Percentage will remain locked.
Is the rider designed to pay you Death Benefits?
No.
Does the rider replace the standard Death Benefit?
No.
Can you revoke the rider?
No.
What effect do partial or full Surrenders have on your benefits under the rider?
Please refer to “Does your benefit base change under the rider?” for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not your Payment Base, Deferral Bonus Base and any future Threshold Payments or Lifetime Benefit Payments.
Prior to the Annuity Commencement Date, if (A) or (B) below occurs, then the effects described in (X) and (Y) below will take place :
(A)     on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of either (i) the Contract minimum rule stated under your Contract or (ii) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish; or

(B)     on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below (x) an amount equal to the greater of the Contract minimum rule stated under your Contract or (y) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish, then:
X. You must transfer your remaining Contract Value to an asset allocation model(s), investment program(s), Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by us for purposes of the rider Minimum Amount Rule.
a)One of the approved investment options, as described above, must be elected within 10 days from the date the minimum amount was reached.
b)If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account, or other investment option(s) approved by us.
c)If you choose not to participate in one of the approved investment options, then we will automatically liquidate your remaining Contract Value. Any applicable CDCS will be assessed and the Contract will be fully terminated.
Y. Once the Contract Value is transferred to an approved investment option, the following rules will apply:
a)You will receive your then current Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider Minimum Amount Rule, at the frequency that you select. The frequencies will be among those offered by us at that time but will be no less frequently than annually.
b)Ongoing Lifetime Benefit Payments will no longer reduce Your Contract Value.
c)We will no longer accept subsequent Premium Payments or Transfer(s) from Other Account(s).
d)We will waive the Annual Maintenance Fee and Rider Charge on your Contract.
e)Market Increases and Deferral Bonuses, if applicable, on each Contract Anniversary will no longer apply.
If cumulative partial Surrenders within a Contract Year are requested in excess of the Lifetime Benefit Payment, then we will automatically liquidate your remaining Contract Value. Any applicable CDCS will be assessed and the Contract will be terminated.
What happens if you change ownership?
Inasmuch as the rider is affected only by changes to the Covered Life, only those changes are discussed below. Generally, the Covered Life cannot be changed.
Single Life Option:
Because we no longer offer the rider, any Covered Life changes after the first six months from Contract Issue date will result in a revocation of the rider.
The rider charge will be assessed on the termination date, and will no longer be assessed thereafter.
Joint/Spousal Option :
You may only name the Covered Life’s Spouse as Contingent Annuitant. If the Covered Life’s Spouse assumes the role of the Covered Life as the result of being the Contingent Annuitant at the time of the Covered Life’s death, the benefits of this rider will continue uninterrupted until the death of the surviving Spouse.
We reserve the right to allow a one-time Covered Life changes in the event of a divorce between the Covered Life and the Covered Life’s Spouse, provided that no Owner or Covered Life is older than 80. In such case, the following rules apply:
a)If partial Surrender(s) have not been made, you may remove the former Spouse as an Annuitant, and replace such Spouse with the new Spouse, if applicable. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the Payment Base and Deferral Bonus Base. The Withdrawal Percentage will be based on the youngest Covered Life.
b)If partial Surrender(s) have been made, then you may remove the former Spouse as an Annuitant. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the Payment Base and Deferral Bonus Base. The Withdrawal Percentage will be based on the remaining Annuitant. Rider benefits and the Transfer Limit, if applicable will be recalculated as of the date of the Covered Life change. You will not be permitted to replace the removed Spouse with a new Spouse. The rider will terminate upon the death of the remaining Covered Life.
c)The rider charge will not be affected by a change to the Covered Life if you have elected the Joint/Spousal Option.
If after the first six months following the Contract Issue date, if any Covered Life change takes place that is not due to a divorce, then we will revoke the rider.

Can your Spouse continue your Lifetime Withdrawal Benefit?
•Single Life Option:
Because we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the rider and the rider charge will no longer be assessed .
•Joint/Spousal Option:
The rider is designed to facilitate the continuation of your rights by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Contract and the rider are continued as described below, the rider will continue with respect to all benefits at the then current rider charge. The benefits will be reset as follows:
•The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;
•The Anniversary Payment Base will be equal to the greater of Contract Value or the Anniversary Payment Base on the Spousal Contract continuation date;
•The Deferral Bonus Base will be equal to the greater of Contract Value or the Deferral Bonus Base on the Spousal Contract continuation date;
•The Deferral Bonus Period, if applicable, will not reset; the Deferral Bonus Period will continue uninterrupted;
•The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit will be recalculated; and
•The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date.
The remaining Covered Life cannot name a new Owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value, not your Payment Base. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. In this case, the Contract may be annuitized under our standard annuitization rules or the payment of the Lifetime Benefit Payment may continue under a Life Annuity Option .
Annuity Payout Options under this rider:
Single Life Option:
If you have elected the Single Life Option, you may choose a Life Annuity (Annuity Payout Option One). The lifetime portion will be based on the relevant Covered Life determined at the Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two.
If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of any Annuitant or a period certain.
If the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of any Annuitant.
Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, you may choose a Joint and Last Survivor Life Annuity (Annuity Payout Option Four). The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. If only one Spouse is alive, we will issue a Life Annuity (Annuity Payout Option One) based on the surviving relevant Covered Life.
If the younger Annuitant is younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
If the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s) and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix D or 100% in the BlackRock Managed Volatility V.I. Fund. The models rebalance monthly.

We may prospectively modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while this rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. We will give you advance notice of these changes. These changes will not be applied with respect to then existing investments. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4(a) for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of the rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of the rider shall prevail.
If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or change ownership. Upon reinstatement, your Guaranteed Accumulation Benefit will be reset at the lower of the Guaranteed Accumulation Benefit prior to the termination or Contract Value as of the date of reinstatement.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. The Personal Protection Portfolios and particularly, the requirement to maintain 50% of your Contract Value in BlackRock Managed Volatility V.I. Fund within these models, or 100% in the BlackRock Managed Volatility V.I. Fund, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions.
The BlackRock Managed Volatility V.I. Fund does not seek to manage volatility based on Contract Owners' allocations to the other Funds within the Personal Protection Portfolios. Instead, the BlackRock Managed Volatility V.I. Fund utilizes a volatility control process that is independent of Contract Owners allocations of Contract Value. The BlackRock Managed Volatility V.I. Fund may reduce investment returns that you might receive during favorable market conditions and may mitigate our guarantee obligations under the Contracts. In addition, the BlackRock Managed Volatility V.I. Fund may fail to achieve its investment objective, which includes managing volatility.
If you desire your Contract Value to be subject to less volatility than the Personal Protection Portfolios asset allocation models, a 100% allocation to the BlackRock Managed Volatility V.I. Fund may be more appropriate for you. You should consult with your investment professional about which investment options are best for you. Some factors you may consider and discuss with your investment professional when reviewing the updated Personal Protection Portfolios and the BlackRock Managed Volatility V.I. Fund are: your investment time horizon and risk appetite, the importance of protecting your Contract Values from volatility, the impact that managed volatility may have on your investment returns during favorable market conditions, and the likelihood that you will utilize or realize your rider benefits.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments exceeding $100,000 in the aggregate while the rider is in effect without our prior approval. These restrictions are not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base, Deferral Bonus Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us when you have elected any similar optional withdrawal benefit rider. We will not aggregate Contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit such as Safety Plus with a contract with a guaranteed lifetime withdrawal benefit such as Daily Lock Income Benefit. If we elect to aggregate Contracts, we will reset Lifetime Benefit Payments, partial Surrenders and Transfer Limits across aggregated Contracts. We will also reset the date we set these values to operate on a Calendar Year anniversary basis (i.e., January 1 Contract Anniversary) in lieu of multiple Contract Anniversaries.

Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:
•If you are electing this rider after your Contract has been issued, the starting values for all benefits will be the Contract Value on the rider effective date and not your initial Premium Payment or any other prior values.
•Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.
•Your required participation in the Personal Protection Portfolio models end when the Daily Lock Income Benefit rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and BlackRock Managed Volatility V.I. Fund. You may independently invest in the BlackRock Managed Volatility V.I. Fund if you have Future6.
•I f you also invest in the Personal Pension Account, transfers to the Personal Pension Account exceeding the Transfer Limit will end the Deferral Bonus Period and the Deferral Bonus Base will be zero .
•The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.
•The Fixed Accumulation Feature is not available if you have elected Daily Lock Income Benefit.
•Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate this benefit.
•Even though the rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of the rider or if you commence taking Threshold Payments prior to your Lifetime Income Eligibility Date. Withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.
•We may withdraw the rider for new Contract sales at any time.
• Because we no longer offer the rider, when the Single Life Option is chosen, the Spouses will not be able to continue the Rider after the death of the Contract Owner. Continuation of the benefits is available only in the Joint/Spousal Option.
• Annuity payout options available after the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.
• The fee for the rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.
• If you are enrolled in an Automatic Income Program (AIP) it is important for you to monitor the amount you may withdraw (Lifetime Benefit Payment) and compare it to the amount you are scheduled to take in the upcoming Contract Year. It may be necessary to adjust your AIP payout each year. We do not automatically adjust payments under the AIP if your Lifetime Benefit Payment changes .
•We will share data regarding your Contract with our affiliates or designees to help us manage our guarantee obligations under this rider.
•The purchase of these riders may not be appropriate for custodial owned Contracts, Beneficiary or inherited IRAs or Contracts owned by certain types of non-natural entities, including Charitable Trusts. Because these types of owners and many non-natural entities may be required to make certain periodic distributions and those amounts may be different than the withdrawal limits permitted under the rider, you should discuss this with your tax advisor or investment professional to determine the appropriateness of this benefit. We are not responsible for violations to riders due to your obligation to comply with RMD obligations.
•Daily Lock Income Benefit is referred to as Guaranteed Minimum Withdrawal Benefit Plus Rider M in your Contract.
•Any payment obligation we make under the Contract, including optional withdrawal benefit payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
c. Personal Pension Account
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

*    Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.
Interests in the Personal Pension Account are not registered under the 1933 Act and the Personal Pension Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Personal Pension Account nor any of its interests are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosures regarding the Personal Pension Account. The following disclosure about the Personal Pension Account is subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Personal Pension Account is currently available to IRA, Roth IRA, SEP and Non-Qualified plan types. The Personal Pension Account may not be available to all types of ownership arrangements, or in all states.
Objective
The objective of the rider is to provide a fixed rate of growth on investments and longevity protection through the certainty of predetermined lifetime payouts during the Guarantee Window and a death benefit. Withdrawals from the Personal Pension Account may be subject to commutation, please see below.
How does the rider help achieve this goal?
The Personal Pension Account bears some similarities to a Fixed Accumulation Feature where you may also receive a fixed interest rate investment return. In this regard, the Personal Pension Account is an alternative to the uncertainty of investing in Funds when your return depends on the investment performance of the Funds you select. However, the Personal Pension Account operates very differently than the Fixed Accumulation Feature. The Fixed Accumulation Feature is designed to serve as a conventional accumulation-oriented investment; you put money in to build up your investment, and you can then withdraw money to meet financial needs as they arise. Until October 3, 2014 you can also transfer some or all of your investment to the Funds or the Personal Pension Account, and your beneficiaries receive a Death Benefit if you die. The Personal Pension Account is designed to serve a different purpose; it has features and guarantees that you can use to design your own personal pension plan to provide guaranteed life-long income payouts without having to use Funds or Fixed Accumulation Feature for that purpose. You will know at the time of each Personal Pension Account Contribution what you can expect in terms of guaranteed Payout Purchase Rates (provided that Personal Pension Account Payouts are commenced during your Guarantee Window). Crediting rates (which reduce over time bands) are also available at or prior to each Personal Pension Account Contribution. While you can also use the Fixed Accumulation Feature to take systematic withdrawals or Annuity Payouts, the amount of those income payments is not guaranteed in advance.
Why would you invest in the Fixed Accumulation Feature if the Personal Pension Account rider gives you guaranteed Payout Purchase Rates and more flexibility structuring payouts? In order to give you the guarantees and income payment flexibility, we had to place significant restrictions on how much you can transfer out of the Personal Pension Account in any year as well as on your ability to receive lump sum payments. Instead of Surrendering part or all of the amounts you have built up in the Personal Pension Account, you can get a lump sum payment only by specifying some or all of the payouts you are receiving, and then commuting them into a lump sum. When you commute your Personal Pension Account, you may end up getting less than you would have if you invested in the Fixed Accumulation Feature or Funds. This is the tradeoff you have to accept in return for getting the additional flexibility and guarantees that let you design your own personal pension plan.
The Personal Pension Account also bears many similarities to guaranteed minimum withdrawal benefits such as Future5 and Future6. Generally speaking, however, the Personal Pension Account may better satisfy a long-term investor’s need for the present certainty of future lifetime payouts (subject to limitations) than is otherwise available to those electing a guaranteed minimum withdrawal benefit.
When can you elect the rider?
The Personal Pension Account rider is no longer available for purchase (including adding it to existing Contracts).
Except as noted below (see Other Considerations below), the minimum initial Personal Pension Account Contribution is $10,000 and failure to maintain a minimum Accumulation Balance of $5,000 will result in premature commencement of Personal Pension Account Payouts. Subsequent Premium Payments can be made into Funds and/or the Fixed Accumulation Feature before or after Personal Pension Account Payouts have begun (if received before your Annuity Commencement Date).
We may close the Personal Pension Account to new Personal Pension Account Contributions at any time without notice. We may also make the Personal Pension Account available only through enrollment in one or more investment Programs that we establish.
Does buying the rider forfeit your ability to buy other riders?
No.

How is the charge for the rider calculated?
We do not charge a separate rider fee for the Personal Pension Account. Our expenses associated with offering this rider are factored into Credited Interest Rates and Payout Purchase Rates.
Does your benefit base change under the rider?
Yes. You invest in the Personal Pension Account through Personal Pension Account Contributions. Your first Personal Pension Account Contribution becomes your initial Benefit Balance. The Benefit Balance will be increased by the amount of each subsequent Personal Pension Account Contribution, transfers into the Personal Pension Account from the Fixed Accumulation Feature and Funds, and, credited interest. Unlike the Fixed Accumulation Feature, the Benefit Balance is not indicative of what you would receive as a lump sum.
Prior to the start of Personal Pension Account Payouts, the Accumulation Balance equals your Benefit Balance. Once you start taking Personal Pension Account Payouts, your Benefit Balance is divided into an Accumulation Balance and Annuity Payout Value. Annuity Payout Value refers to the sums used to fund your Personal Pension Account Payouts and anything remaining is referred to as your Accumulation Balance. Because you may convert all or any portion of your Accumulation Balance into Personal Pension Account Payouts at different times, you may have more than one Annuity Payout Value.
We will credit interest to your Accumulation Balance at a minimum rate of 1.5% for so long as you have an investment in the Personal Pension Account. We may apply a Credited Interest Rate that is higher than this minimum interest rate. Different Credited Interest Rates may apply during the course of your investment in the Personal Pension Account. Credited Interest Rates may also vary based on contract variation, Annuity Payout Option, and your gender.
We may prospectively set new Credited Interest Rates and time periods over which such Credited Interest Rate(s) shall apply to new Personal Pension Account Contributions. This means that portions of your Accumulation Balance may earn interest at different Credited Interest Rates. See Personal Pension Account Examples 1, 2 and 4 in Appendix A for an illustration of how different Credited Interest Rates may apply during the term of your Contract.
We will confirm your Credited Interest Rate schedule with each Personal Pension Account Contribution. There is no specific formula for determining Credited Interest Rates and no assurances are offered as to future Credited Interest Rates and their applicability to your Contract. Some of the factors that we may consider in determining Credited Interest Rates include, but are not limited to, general economic trends, rates of return currently available for the types of investments and durations that match these or our general liabilities and anticipated yields on our General Account investments, regulatory and tax requirements, mortality risks, and competitive factors. We expect to make a profit in setting Credited Interest Rates.
We will account for any Personal Pension Account Contributions, Personal Pension Account Payouts, interest, and deductions separately and on a first-in, first-out basis for the purposes of determining which Credited Interest Rates are associated with each Personal Pension Account Contribution.
Is the rider designed to pay you withdrawals for your lifetime?
Yes. You may tell us to start paying you Annuity Payouts called Personal Pension Account Payouts at any time or at different times until your Annuity Commencement Date. There is a thirty day waiting period for your first Personal Pension Account Payout following each Personal Pension Account Start Date.
Your ability to receive lump sum payments from the Personal Pension Account is limited. You do not withdraw any part of your Benefit Balance in the same way that you can Surrender your Contract Value from Funds or the Fixed Accumulation Feature. Rather, you must convert Accumulation Balance into an Annuity Payout Value that is then used to set your Personal Pension Account Payouts. In contrast, you may Surrender any or all of your Contract Value without affecting your Annuity Payout Value and may commute any or all of your Annuity Payout Value without affecting your Contract Value. You may terminate your Contract by (a) fully Surrendering all of your Contract Value in the Funds and Fixed Accumulation Feature; and (b) commuting your Annuity Payout Value in your Personal Pension Account thereby giving up your right to future Personal Pension Account Payouts. This may subject your Annuity Payout Value to a CDSC, if applicable, if the amount commuted is in excess of your AWA. Please see CDSC Example 6 in Appendix A-7 for an illustration of how the CDSC is calculated for commutation. The amount ultimately received as a consequence of your investment in the Personal Pension Account is not predictable because of the uncertainty of factors such as how long you have invested in the Personal Pension Account, Credited Interest Rates in effect at the time of investment, the discount rate used for commutation, and how long you receive lifetime Personal Pension Account Payouts.
We reserve the right to require that you own your Contract for at least six months before you start receiving Personal Pension Account Payouts. For qualified Contracts, we reserve the right to require that you start taking Personal Pension Account Payouts no later than when the Annuitant turns age 70½.
Personal Pension Account Payouts received prior to the Annuity Commencement Date are considered to be partial annuitizations under the Code. You will automatically start receiving Personal Pension Account Payouts on your Annuity Commencement Date. Personal Pension Account Payouts will be paid in the manner described in Annuity Payout Option Two or Eight under the heading “When do your Annuity Payouts begin?” in Section 4.d Annuity Payouts.

We will calculate the amount of your Personal Pension Account Payouts by applying the applicable Payout Purchase Rate to your Accumulation Balance. We will provide you with guaranteed Payout Purchase Rates corresponding with your Guarantee Window each time that you make a Personal Pension Account Contribution. Payout Purchase Rates are set at our discretion. Minimum guaranteed Payout Purchase Rates are described in your Contract. Payout Purchase Rates may vary based on Contract share class, gender and the Annuity Payout Option selected. There is no specific formula for determining Payout Purchase Rates and, except as specifically provided below, there is no assurance as to future Payout Purchase Rates. Some of the factors that we may consider in determining Payout Purchase Rates include, but are not limited to, general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our General Account investments, regulatory and tax requirements, and competitive factors and mortality tables (including age and gender factors). We expect to make a profit in setting Payout Purchase Rates.
When you first make a Personal Pension Account Contribution, you will be required to choose a Target Income Age at which Personal Pension Account Payouts are likely to begin. The Target Income Age cannot exceed twenty years from the oldest Annuitant’s age (Single Life Option) or the oldest Spouse (Joint Life Option) at the time of investment or age 80, whichever shall first occur. A single Target Income Age will apply to your Contract irrespective of the number of subsequent Personal Pension Account Contributions you may make in the future. Except as provided under Annuity Payout Options Two and Eight, the Target Income Age cannot be changed.
We will use guaranteed Payout Purchase Rates to calculate Personal Pension Account Payouts if you commence taking Personal Pension Account Payouts during the timeframe that begins three years prior to the Target Income Age and ends three years after the Target Income Age (this seven year period is referred to as the Guarantee Window). In the event that you do not establish a Target Income Age that is at least three years from your current age when you make your first Personal Pension Account Contribution, we will automatically reset your Target Income Age to such date and adjust your Guarantee Window accordingly, subject to the maximum Target Income Age limitations stated above. If you elect Annuity Payout Option Eight, we will establish Payout Purchase Rates by deducting the age of the youngest Annuitant from the age of the oldest Annuitant as of the date of your initial Personal Pension Account Contribution. This differential in ages (rounded up to a full year) will also be used for establishing Payout Purchase Rates for any subsequent Personal Pension Account Contributions regardless of when during each calendar year they are made.
If you commence taking Personal Pension Account Payouts at any time outside of the Guarantee Window, then we will calculate your Personal Pension Account Payouts using the lower of (x) then current Payout Purchase Rates or (y) the maximum Payout Purchase Rate applicable at the time of each Contribution that corresponds to the actual time deferred; but, in no event will the Payout Purchase Rate be less than (z) the minimum guaranteed payout specified in your Contract. The amount of these Personal Pension Account Payouts taken outside of your Guarantee Window are not guaranteed. The existence of guaranteed Payout Purchase Rates, among other things, distinguishes the Personal Pension Account from the way we treat annuitization of your Contract Value and investments in the Fixed Accumulation Feature at the end of the accumulation phase of your Contract. See Personal Pension Account Examples 1 and 4 in Appendix A for an illustration of Personal Pension Account Payouts during the Guarantee Window.
Personal Pension Account Payouts are not cumulative and may not be advanced, commuted or accelerated, except as explicitly stated in this prospectus. Subject to applicable state insurance law, the Personal Pension Account does not establish a cash Surrender benefit.
Personal Pension Account Payouts will generally terminate upon receipt of due proof of death of the Owner, joint Owner, Annuitant, or Joint Annuitant (if applicable), depending on the Annuity Payout Option then in effect. Please refer to the Annuity Payouts section for more information regarding the cessation of Personal Pension Account Payouts based on the death of an Owner, Annuitant or Joint Annuitant, as applicable, and how these events vary depending upon whether transpiring before or after the Annuity Commencement Date.
Is this rider designed to pay you a Death Benefit?
Yes. The Personal Pension Account includes a Death Benefit that is initially equal to your Benefit Balance. Your Personal Pension Account Death Benefit increases as a result of additional Personal Pension Account Contributions, transfers into the Personal Pension Account, and credited interest. Your Personal Pension Account Death Benefit decreases as you take Personal Pension Account Payouts. Your Personal Pension Account Death Benefit also decreases upon commutation of your Annuity Payout Value and may be eliminated over time. Benefit Balance transfers to Funds and/or the Fixed Accumulation Feature also decrease your Personal Pension Account Death Benefit but because these amounts are converted into Contract Value, they become part of the standard Death Benefit and/or an optional Death Benefit then in effect. The method of payment of the Death Benefit will be subject to the restrictions described in Section 5.a Standard Death Benefit. Personal Pension Account Death Benefits are not subject to commutation or CDSCs, if applicable.
Does the rider replace the standard Death Benefit?
No. The Personal Pension Account Death Benefit supplements the Standard Death Benefit or any optional Death Benefit then in effect.

Can you revoke the rider?
No.
What effect do partial or full Surrenders have on your benefits under the rider?
Lump Sum Payments - You may commute any or all of your Annuity Payout Value to get a lump sum payment from the Personal Pension Account. You must therefore initiate Personal Pension Account Payouts to commute your Annuity Payout Value.
We compute your Personal Pension Account Commuted Value by first calculating the number of Personal Pension Account Payouts (corresponding to the Annuity Payout Value that you seek to commute) that when added together will equal the amount of your commutation request. We then compute the time period over which each Annuity Payout Value would have otherwise been paid. This time period is called the Guaranteed Payout Duration. We then use a present value formula to compute the lump sum payable to you using the discount rate then in effect. Please see “What is the Commuted Value?” in Section 4.c Surrenders and Personal Pension Account Examples 4a and 4b in Appendix A for more information about how Guaranteed Payout Duration is determined.
Please check with your qualified tax adviser because there could be adverse tax consequences for commutation of your Personal Pension Account Payouts. If you commute a portion or all of your Personal Pension Account Payouts and take direct receipt of the funds, a 1099 will be issued the following year noting the entire distribution as being taxable.
Personal Pension Account Payouts based on the remaining, non-commuted portion of your Annuity Payout Value will resume after the Guaranteed Payout Duration based on the same frequency established on your original Personal Pension Account Start Date provided that Personal Pension Account Payouts have not been terminated based on a death event pursuant to the relevant Annuity Payout Option.
Your Commuted Value may be significantly less than your Annuity Payout Value. This is because your Commuted Value depends on a number of factors, including charges to interest rates since each contribution, how long you have invested in the Personal Pension Account and how long Personal Pension Account Payouts are payable pursuant to the relevant Annuity Payout Option. Please refer to “What kinds of Surrenders are available?” and “What is the Commuted Value?” in Section 4.c Surrenders as well as Personal Pension Account Example 4 in Appendix A for more information about how commutation works.
Transfers - As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.
Each Contract Year, you may transfer a portion of your Accumulation Balance to the Fixed Accumulation Feature or Funds without having to comply with the annuitization and commutation requirements discussed above. All transfer allocations must be in whole numbers (e.g., 1%). The maximum amount of Accumulation Balance that may be transferred is the highest of:
•4% of your Accumulation Balance as of your prior Contract Anniversary;
•the amount of interest credited to your Accumulation Balance over the most recent full Contract Year; or
•the amount of Accumulation Balance transferred to Contract Value during the most recent full Contract Year.
We reserve the right to: (a) limit the number of transfers from the Personal Pension Account; (b) make you wait six months after your most recent transfer from the Personal Pension Account before moving Contract Value back into the Personal Pension Account; or (c) revoke this transfer privilege at any time. Amounts transferred out of the Personal Pension Account will reduce the Accumulation Balance by the amount transferred. Amounts transferred from the Personal Pension Account to the Fixed Accumulation Feature or Funds become part of your Contract Value. You may also transfer Contract Value from your Funds or Fixed Accumulation Feature into the Personal Pension Account. Such transfers will reduce the amount of any optional Death Benefit, and will result in a reallocation of the AWA and Remaining Gross Premiums associated with your Contract Value and your Personal Pension Account investments. If you have also elected a guaranteed accumulation or withdrawal benefit, please refer to the section entitled “What effect do partial or full Surrenders have on your benefits under the rider?” within such prospectus sections for more information about the impacts of transfers to and from the Personal Pension Account on such benefits. If applicable, no CDSC will be applied to Accumulation Balance transferred to Funds or the Fixed Accumulation Feature, or vice versa. No transfers may be made to or from the Personal Pension Account after the Annuity Commencement Date. See Personal Pension Account Example 3 in Appendix A for an illustration of transfers into your Personal Pension Account.
As a result of these out-bound transfer restrictions, it may take a significant amount of time (i.e., several years) to move Accumulation Balance to Funds or the Fixed Accumulation Feature and therefore this may not provide an effective short term defensive strategy. Please refer to Example 3 under the Personal Pension Account Examples in Appendix A for an illustration of transfer restrictions.
What happens if you change ownership?
Except as otherwise provided in the Annuity Payouts section, any successor owner must continue to abide by the Target Income Age and Guarantee Window you establish at the time of your first Personal Pension Account Contribution.
Can your Spouse continue your Lifetime Withdrawal Benefit?
Yes. However, you may not make any Personal Pension Account Contributions any time after your Spouse is removed from your Contract if Annuity Payout Option Eight was elected. Please refer to Annuity Payout Options Two and Eight for further information.
What happens if you annuitize your Contract?
You will automatically start receiving Personal Pension Account Payouts on your Annuity Commencement Date. Personal Pension Account Payouts will be paid in the manner described in Annuity Payout Option Two or Eight under the heading “When do your Annuity Payouts begin?” in Section 4.d Annuity Payouts. You may not make any Personal Pension Account Contributions after the Annuity Commencement Date. No transfers may be made to or from the Personal Pension Account after the Annuity Commencement Date.
Are there restrictions on how you must invest?
Yes. You have no discretion over the management of sums invested in the Personal Pension Account as they are held in our General Account.
Are there restrictions on the amount of subsequent Contributions?
As of October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.
*    Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.
In addition, our prior approval may be required for any single or cumulative Personal Pension Account Contribution of $1 million or more made prior to October 3, 2014. Each subsequent Personal Pension Account Contribution must be at least $1,000.
Can we aggregate Contracts?
No.
Other Information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•Special consideration should be given by Personal Pension Account investors who are under age 40 based on the twenty-year limitation on setting your Target Income Age and the absence of guaranteed Payout Purchase Rates applied if Personal Pension Account Payouts commence outside of your Guarantee Window.
•Because we impose commutation and transfer limitations, please work with your investment professional to ensure that your investments in the Fixed Accumulation Feature and Funds (in addition to other available assets) will be adequate to meet your liquidity and/or RMD (if applicable) needs before investing in the Personal Pension Account.
•Credited Interest Rates available under the Personal Pension Account may be higher or lower than interest rates offered under the Fixed Accumulation Feature.
•You must select either Annuity Payout Option Two or Eight in order to receive Personal Pension Account Payouts. These Annuity Payout Options include restrictions as to who may serve as Annuitant, Joint Annuitant and Beneficiary.
•Anyone considering investing their entire Deposit into the Personal Pension Account should first discuss with their investment professional whether a single Premium immediate annuity may offer better Payout Purchase Rates.
•The Personal Pension Account should not be confused with a pension plan under ERISA. We do not assume any fiduciary duties, as such terms are defined under ERISA laws and regulations. The Personal Pension Account is not a defined benefit plan guaranteed by the Pension Benefit Guaranty Corporation or any federal or state government agency. This feature is not a corporate pension plan issued by us.
•Any payment obligation we make under the Contract, including optional withdrawal benefit payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
•Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.
7. Optional Accumulation Benefit
Safety Plus
Objective
The objective of the rider is to ensure that you receive no less than the Guaranteed Accumulation Benefit of the Safety Plus rider on the rider maturity date and provides enhanced income to the Personal Pension Account at the rider maturity date. Your Guaranteed Accumulation Benefit will initially equal your Premium Payments and will increase by subsequent Premium Payments and any amounts that you transfer from the Personal Pension Account if such Premium Payments and transfers are received before your first rider anniversary.
Please consider the following prior to electing this rider:
•The rider has investment restrictions. Violation of the investment restrictions may result in termination of the rider.
•Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
This rider may terminate due to adverse (or catastrophic) market conditions which cause a reduction in Contract Value below the minimum amount rule.
How does the rider help achieve this goal?
On the tenth Contract Anniversary from the date you buy the rider (the rider maturity date), we will compare your Contract Value with the Guaranteed Accumulation Benefit. If the Guaranteed Accumulation Benefit is greater than your Contract Value, then we will apply a one-time adjustment to your Contract Value equal to the difference between your Contract Value and Guaranteed Accumulation Benefit. This one-time adjustment will be distributed among the various Funds and Fixed Accumulation Feature, if applicable, in which your Contract Value is then allocated, on a pro-rata basis. After this one-time adjustment, the rider will terminate. However, if your Contract Value on the rider maturity date is greater than the Guaranteed Accumulation Benefit, then there will be no adjustment to your Contract Value and the rider will terminate without notice. See Safety Plus Examples 1-2 in Appendix A.
At the rider maturity date, if you elect to transfer Contract Value into the Personal Pension Account, we will apply a one-time increase to the Personal Pension Account maximum guaranteed Payout Purchase Rate. This one-time increase will be an amount up to, but not greater than, the Guaranteed Accumulation Benefit. This increase is referred to as the income enhancer, described below.
When can you buy the rider?
The Safety Plus rider is closed to new investors (including existing Owners).
You may only buy the rider at the time you buy your Contract. The maximum age of any Contract Owner or Annuitant when buying this rider is 80. You must identify your Spouse as the Joint Annuitant when electing this rider if electing Annuity Payout Option Eight.
The rider may not be available through all investment professionals and may be subject to additional restrictions set by your investment professional. The rider may not be available in all states. We reserve the right to withdraw the rider or any rider charge structure at any time.
Does buying the rider preclude you from buying other riders?
Yes, buying this rider precludes you from electing Future5, Future6, or Daily Lock Income Benefit.
How is the charge for the rider calculated?
The fee for the rider is based on your Guaranteed Accumulation Benefit. We will deduct the rider charge on each Contract Anniversary on a pro-rated basis from each Sub-Account until the rider maturity date.
If the rider is revoked or terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on Guaranteed Accumulation Benefit immediately prior to such termination or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.

Does your benefit base change under the rider?
Yes. Your Guaranteed Accumulation Benefit is the basis upon which we determine our guarantee obligation on the rider maturity date. Your starting Guaranteed Accumulation Benefit will equal your initial Premium Payment (without deduction for sales charges, if any). Your Guaranteed Accumulation Benefit will increase, on a dollar-for-dollar basis, to reflect subsequent Premium Payments and any amounts that you transfer from the Personal Pension Account only if such Premium Payments and transfer are received before your first rider anniversary. Please refer to Safety Plus Examples 1-2 in Appendix A.
Surrenders will reduce your Guaranteed Accumulation Benefit on a proportionate basis. If your Contract Value is less than your Guaranteed Accumulation Benefit, reductions on a proportionate basis may be greater than if taken on a dollar-for-dollar basis. See Safety Plus Examples 3 and 4 in Appendix A for an illustration of this calculation.
Transfers into the Personal Pension Account that are equal to or less than the Transfer Limit will reduce your Guaranteed Accumulation Benefit on a dollar-for-dollar basis. Transfers in excess the Transfer Limit in any Contract Year will then reduce your Guaranteed Accumulation Benefit on a proportionate basis. Please refer to Safety Plus Examples 2; 3 and 4 in Appendix A for an illustration of partial Surrenders and the Transfer Limit.
You may not carry over unused transfer sums from one Contract Year to another. Your Transfer Limit may change on each Contract Anniversary and whenever you make subsequent Premium Payments, make Surrenders, transfer sums from the Personal Pension Account or make an change in the Owners of the Contract. Optional Death Benefit riders each have their own Transfer Limit, which may be a different amount than the Transfer Limit imposed by Safety Plus. In the event of a conflict, the Transfer Limit of Safety Plus prevails. The Safety Plus Transfer Limit is equal to 5% of the Guaranteed Accumulation Benefit at each Contract Anniversary.
Your Guaranteed Accumulation Benefit can never be less than $0 or more than $5 million. Any activities that would otherwise increase your Guaranteed Accumulation Benefit above this limit will not be included for any benefits under the rider.
•Income Enhancer
At the rider maturity date, if you elect to transfer Contract Value into the Personal Pension Account under this option, we will apply an increase to the Personal Pension Account Maximum Guaranteed Payout Purchase Rate equal to 20% greater than the then current Personal Pension Account Maximum Guaranteed Payout Purchase Rate. The increased Payout Purchase Rate will only be applied to an amount up to, but not greater than, the Guaranteed Accumulation Benefit and must be transferred to the Personal Pension Account after the rider maturity date but prior to the eleventh Contract Anniversary following the rider effective date. This Safety Plus feature is not available if the Personal Pension Account is not available in your state. Please refer to Safety Plus Example 2 in Appendix A.
Transferring Contract Value may proportionately reduce your Death Benefit. Please refer to “What effect do partial or full Surrenders have on your benefits under the rider?” for more information regarding excessive transfers. Please refer to Annuity Payout Option Eight in Section 4.d, for important considerations regarding the configuration of contract ownership roles when selecting a joint and last survivor life Annuity Payout Option for Personal Pension Account Payouts.
Is the rider designed to pay you withdrawal benefits for your lifetime?
No.
Is the rider designed to pay you Death Benefits?
No.
Does the rider replace the standard Death Benefit?
No.
Can you revoke the rider?
Yes. At any time following the earlier of Spousal Contract continuation or the fifth Contract Anniversary after the rider effective date, you may elect to terminate this rider. The Contract Value will not be adjusted to equal the Guaranteed Accumulation Benefit and the rider will terminate.
What effect do Partial or Full Surrenders have on your benefits under the rider?
Please refer to “Does your benefit base change under the rider?” for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Guaranteed Accumulation Benefit.
If your Contract Value on any Contract Anniversary is ever reduced below the Contract minimum amount rule (as described in Section 4.c) as a result of investment performance, or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below the minimum amount rule, then your Contract Value will be liquidated and the Contract and all its riders, including this rider, shall terminate and no rider benefits shall be paid.
What happens if you change ownership?
Any Contract change before the Annuity Commencement Date which causes a change in the ownership will result in the recalculation of the benefits provided under the rider. We reserve the right to approve any ownership changes.

If the age of the oldest Owner(s) after the ownership change is older than the maximum issue age for this rider on the effective Valuation Day of the ownership change, we will terminate the rider.
If the age of the oldest Owner(s) after the ownership change is younger than or equal to the maximum issue age of the rider at the time of the ownership change and the ownership changes occur within the first six months from the Contract issue date, it will not cause a recalculation of the benefits or changes under the rider.
Ownership changes after the first six months from the Contract Issue date will cause a recalculation of the benefits under either (a) or (b):
(a)If the rider or a similar rider, as we determine, is not currently available for sale we will terminate the rider; or
(b)If the rider is currently available for sale, we will continue the existing rider at the rider charge that is currently being assessed for new sales of the rider (or the last declared initial, minimum and maximum rider charge, if higher). The Guaranteed Accumulation Benefit will be recalculated to equal the lesser of the Contract Value or the then current Guaranteed Accumulation Benefit, on the effective Valuation Day of the ownership change. The rider maturity date will not change.
Can your Spouse continue your rider?
Yes. The following are the effects of an ownership change if your Spouse continues the Contract under the Spouse Beneficiary provision of the Contract, if applicable:
If your Spouse is younger than or equal to the maximum issue age for the rider at the time of the continuation, then either (a) or (b) will apply as follows:
a)If the rider is not currently available for sale or a similar rider, as we determine, we will terminate this rider; or
b)If the rider is currently available for sale, we will continue the rider at the rider charge that is then currently being assessed for new sales of the rider (or the last declared initial, minimum and maximum rider charge, if higher). The Guaranteed Accumulation Benefit will not change. The rider maturity date will not change.
If your Spouse is older than the maximum issue age for the rider on the effective Valuation Day of the Spousal Contract continuation, we will terminate the rider.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract before the rider maturity date, you will forfeit all of your rights under the rider and will not receive the Guaranteed Accumulation Benefit.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s) and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix D or you may invest 100% in the BlackRock Managed Volatility V.I. Fund. The models rebalance monthly.
We may prospectively modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while this rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. We will give you advance notice of these changes. These changes will not be applied with respect to then existing investments. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4(a) for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of the rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of the rider shall prevail.
If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or change ownership. Upon reinstatement, your Guaranteed Accumulation Benefit will be reset at the lower of the Guaranteed Accumulation Benefit prior to the termination or Contract Value as of the date of reinstatement.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provides very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
The Personal Protection Portfolios and particularly, the requirement to maintain 50% of your Contract Value in the BLackRock Managed Volatility V.I. Fund with these models, or 100% in the BlackRock Managed Volatility V.I. Fund, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions.
The BlackRock Managed Volatility V.I. Fund does not seek to manage volatility based on Contract Owners' allocations to the other Funds within the Personal Protection Portfolios. Instead, the BlackRock Managed Volatility V.I. Fund utilizes a volatility control process that is independent of Contract Owners allocations of Contract Value. The BlackRock Managed Volatility V.I. Fund may reduce investment returns that you might receive during favorable market conditions and may mitigate our guarantee obligations under the Contracts. In addition, the BlackRock Managed Volatility V.I. Fund may fail to achieve its investment objective, which includes managing volatility.
If you desire your Contract Value to be subject to less volatility than the Personal Protection Portfolios asset allocation models, a 100% allocation to the BlackRock Managed Volatility V.I. Fund may be more appropriate for you. You should consult with your investment professional about which investment options are best for you. Some factors you may consider and discuss with your investment professional when reviewing the updated Personal Protection Portfolios and the BlackRock Managed Volatility V.I. Fund are: your investment time horizon and risk appetite, the importance of protecting your Contract Values from volatility, the impact that managed volatility may have on your investment returns during favorable market conditions, and the likelihood that you will utilize or realize your rider benefits.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval.
Can we aggregate Contracts?
Yes. For purposes of determining the Guaranteed Accumulation Benefit, we reserve the right to treat as one all deferred variable annuity contracts issued by us where you have elected any similar optional guaranteed minimum accumulation benefit rider. We will not aggregate contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit (such as Safety Plus) with a Contract with a guaranteed lifetime withdrawal benefit such as Future5, Future6, or Daily Lock Income Benefit.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:
•Your required participation in the Personal Protection Portfolio models end when the rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and BlackRock Managed Volatility V.I. Fund. You may independently invest in the BlackRock Managed Volatility V.I. Fund if you have Future6.
•Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.
•The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.
•Annuitizing your Contract, whether voluntarily or not, will impact and possibly eliminate these benefits.
•We may terminate the rider based on your violation of benefit rules and may otherwise withdraw the rider (or any benefits) for new Contract sales at any time.
•Certain changes in ownership may result in a reduction, recalculation or forfeiture of benefits.
•The fee for the rider will not increase unless there is an ownership change or Spousal Contract continuation.
•Due to the anticipated impact of these investment restrictions on potential upside performance, it is important that you discuss with your investment professional whether, among other things, a traditional fixed annuity, high grade fixed income securities or a certificate of deposit might better suit your long term needs.
•This rider is not RMD friendly. Electing the rider when using this contract to meet your RMD obligations may have negative consequences inasmuch as your benefits are reduced proportionally for any partial Surrender. We are not responsible for violations due to your obligation to comply with RMD obligations.
•The purchase of this rider may not be appropriate for custodial owned contracts, Beneficiary or inherited IRAs or contracts owned by certain types of non-natural entities, including Charitable Trusts.
•Safety Plus is referred to as Guaranteed Minimum Accumulation Benefit Plus Rider in your Contract.
•The Fixed Accumulation Feature is not available if you have elected Safety Plus.

Any obligation we have under the Contract, including the optional accumulation benefit, is subject to our financial strength and claims-paying ability and our long-term ability to meet such obligations.
8. Additional Information
a. Glossary
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Balance: The sum of all Personal Pension Account Contributions increased by credited interest; minus any transfers into any other Account(s) and any conversion into Annuity Payout Value.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Effective July 1, 2021, our overnight mailing address will be changed from Talcott Resolution - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353 ("Sterling Address") to Talcott Resolution - Annuity Service Operations, 6716 Grade Lane, Building 9, Louisville, KY 40213 ("Louisville Address") Any overnight mail received from July 1, 2021 through September 30, 2021 will be forwarded to our new Louisville Address. Overnight mail received at the Sterling Address after September 30, 2021, will not be processed and will be returned to sender . Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Payment Base: For Daily Lock Income Benefit, the value on any Contract Anniversary during the Deferral Bonus Period used to determine if a reset to the Payment Base will occur.
Annual Maintenance Fee: An annual charge deducted on a Contract Anniversary or upon full Surrender.
Annual Withdrawal Amount (AWA): The amount you may Surrender each Contract Year without incurring a CDSC.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The first day of the first period for which a distribution is received as an Annuity Payout under the Contract, excluding any Personal Pension Account Payout pursuant to the Personal Pension Account.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select. Annuity Payout includes Personal Pension Account Payouts.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date, the death of the Contract Owner or Annuitant; or annuitization(s) of Benefit Balance.
Annuity Payout Value: The portion of your Benefit Balance converted into Personal Pension Account Payouts, as reduced by future Personal Pension Account Payouts.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Factor: A factor that neutralizes the Assumed Investment Return when determining the Annuity Unit Value. When the Assumed Investment Return is 3%, the daily factor is 0.999919. When the Assumed Investment Return is 5%, the daily factor is 0.999866. And when the Assumed Investment Return is 6%, the daily factor is 0.999840.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Assumed Investment Return: The investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.
Benefit Balance: Personal Pension Account Contributions, as adjusted for transfers to or from Contract Value, credited interest and/or annuitization. Benefit Balance includes Annuity Payout Value, if any.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any Annuity Payout due and payable during the Guaranteed Payout Duration. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and the applicable discount rate determined by us for applicable fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.

Contingent Deferred Sales Charge (CDSC): The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender or take money out of your Contract in the form of a commutation of Annuity Payout Value or certain annuity payout options.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Sub-Account and the Fixed Accumulation Feature.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Covered Life: The governing life or lives used for determining the lifetime withdrawal feature under Future5, Future6 and Daily Lock Income Benefit guaranteed minimum withdrawal benefit riders. For Daily Lock Income Benefit rider, the Covered Life will always be annuitant or Joint Annuitant, if applicable.
Credited Interest Rate: The interest rates that we agree to credit during different times over the duration of your Contract for the Personal Pension Account.
Deferral Bonus: The amount added to your Payment Base on each Contract Anniversary while the Deferral Bonus Period is in effect if a Market Increase does not occur on such Contract Anniversary.
Deferral Bonus Period: The Deferral Bonus Period commences on the date that either the Future5, Future6, or Daily Lock Income Benefit riders have been added to your Contract and Deferral Bonus Period ends when the first of the following events occur: (a) tenth Contract Anniversary from the date that either the Future5, Future6, or Daily Lock Income Benefit riders have been added to your Contract, (b) the Valuation Day that you take your first partial Surrender (including your first Lifetime Benefit Payment or Threshold Payment); or (c) the Valuation Day that you first transfer any Contract Value to the Personal Pension Account in excess of the applicable Transfer Limit. Once the Deferral Bonus Period ends, it cannot be re-started.
Death Benefit: Except as otherwise provided, the amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date. Where applicable, your Death Benefit includes the standard or an optional Death Benefit plus the Personal Pension Account Death Benefit.
Deposit: The sum of all Premium Payments and Personal Pension Account Contributions.
Dollar Cost Averaging: A program that allows you to systematically make transfers into Funds or the Personal Pension Account.
Eligible Investment: The amount we use to assign applicable CDSC and Premium Based Charge amounts. Eligible Investments are the higher of (a) Deposits less any withdrawals; or (b) your last Valuation Day’s Total Balance.
Enhanced Return Of Premium: One of two components used to determine the Legacy Lock that provides a Death Benefit amount that will not be reduced by Lifetime Benefit Payments.
Financial Intermediary: The investment professional through whom you purchase your Contract.
Fixed Accumulation Feature: Part of our General Account, where you were able to allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. Not all classes of Contracts we offered contain a Fixed Accumulation Feature. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select a “Sub-Account”.
General Account: The General Account includes our Company assets, including any money you may have invested in the Fixed Accumulation Feature, if available, and the Personal Pension Account.
Guarantee Window: The seven year time period during which we guarantee Personal Pension Account Payouts. You set your Guarantee Window by selecting your Target Income Age (when you make your first Personal Pension Account Contribution). Your Guarantee Window is three years before and after your Target Income Age.
Guaranteed Accumulation Benefit: The amount used to determine the Safety Plus Transfer Limit, the rider charge and the guaranteed amount payable at the rider maturity date.
Guaranteed Payout Duration: The time period (sometimes referred to as a period certain) specified in Annuity Payout Options Three, Five and Six; and with respect to Annuity Payout Options Two and Eight, the time period equal to the applicable Annuity Payout Value divided by the corresponding Personal Pension Account Payout.
In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone or through an internet transaction. Generally, our request for documentation will be considered in good order when we receive all of the requisite information on the form required by us.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year under Future5, Future6 and Daily Lock Income Benefit riders.
Lifetime Income Eligibility Date: The Valuation Day when the Covered Life has an attained age of 59½.
Market Increases: A potential increase to your Payment Base prior to the deduction of rider charges based on market performance subject to the applicable Payment Base Cap, if any.
Maximum Anniversary Value: The highest Contract Value as of each Contract Anniversary prior to the date of death of the oldest Owner or the Annuitant’s 81st birthday, whichever first occurs, adjusted for any Premium Payments, or transfers to or from the Personal Pension Account and partial Surrenders occurring after such Contract Anniversary.
Maximum Daily Value: The highest attained Contract Value prior to the first to occur of the date of death or the oldest Owner or the Annuitant’s 81st birthday, and adjusted for any Premium Payments, any transfers to or from the Personal Pension Account and any partial Surrenders.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments, Threshold Payments, Transfer Limit and rider charge under the Future5, Future6, or Daily Lock Income Benefit riders.
Payment Base Cap: The maximum percentage the Payment Base may be increased due to a Market Increase or a Deferral Bonus under the Future6, Future5 or Daily Lock Income Benefit riders.
Payout Purchase Rates: The monthly rates per thousand that we agree to apply upon establishing an Annuity Payout Value.
Personal Pension Account Contributions: Sums allocated to the Personal Pension Account. Personal Pension Account Contributions may take the form of Deposits or transfers of Contract Value from Sub-Accounts or the Fixed Accumulation Feature (if applicable).
Personal Pension Account Payouts: Regularly scheduled periodic payments of Annuity Payout Value.
Premium or Premium Payment: Money sent to us to be invested in your Sub-Accounts and your Fixed Accumulation Feature. A Premium Payment does not include Personal Pension Account Contributions. Portions of your Benefit Balance transferred to Sub-Accounts and/or the Fixed Accumulation Feature are considered to be Premium Payments that become part of your Contract Value.
Remaining Gross Premium: Equals the Premium Payments adjusted by prior partial Surrenders. During the CDSC period, Premium Payments will be adjusted for partial Surrenders in excess of the AWA; after the CDSC period, Premium Payments will be adjusted for all partial Surrenders.
Required Minimum Distribution: A federal requirement that individuals of a specified age and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the specified age or upon retirement, whichever comes later. For individuals born prior to July 1, 1949 the specified age is 70-1/2, for all others the specified age is 72.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your “Sub-Account”.
Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract. For the purposes of optional riders only, a Surrender may also include a transfer of Contract Value to Benefit Balance.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding). Surrender Value does not include the Commuted Value of your Personal Pension Account.

Target Income Age: The year that commences with the birthday of the oldest Annuitant during which Personal Pension Account Payouts are expected to begin. Target Income Age establishes your Guarantee Window during which a guaranteed Payout Purchase Rate will be applied to your Accumulation Balance.
Threshold Payments: The amount payable in the form of partial Surrenders under the Future5, Future6, or Daily Lock Income Benefit riders taken prior to the relevant Covered Life’s Lifetime Income Eligibility Date.
Total Balance: The sum of your Contract Value and Benefit Balance.
Transfer Limit: The threshold amount that you may partially Surrender or move within the Contract without causing your rider benefits to be reduced on a proportionate basis or terminate your Deferral Bonus Period for the Future5, Future6, or Daily Lock Income Benefit riders. The Transfer Limit varies by rider.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our: Talcott Resolution Life and Annuity Insurance Company or Talcott Resolution Life Insurance Company, as the case may be.
Withdrawal Percentage: The percentage of your Payment Base that you may withdraw each Contract Year in the form of a Lifetime Benefit Payment or Threshold Payment.
You: The Owner including any joint Owner(s). We do not capitalize “you” or “your” in this prospectus.
b. State Variations
The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Contracts we issue. References to certain state’s variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.
Alabama - The Fixed Accumulation Feature is not available.
California - If you are 60 years old or older you must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market Fund for the first thirty-five days your initial Premium Payment is invested. After the thirty-fifth day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the thirty-five days after the initial Premium Payment is invested will also be invested in a money market Fund unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Contract Value from a money market Fund to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Contract Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. The assignment restrictions on the living benefits and Death Benefits do not apply.
Connecticut, Florida, Illinois, New Jersey, Tennessee and Texas - The limit on Living Benefits and Death Benefits imposed when contracts are aggregated does not apply.
Connecticut and New Jersey - Our approval is required for any subsequent Contribution or transfer resulting in cumulative Contributions and transfers into the Personal Pension Account exceeding $50,000.
Connecticut - The assignment restrictions on the living benefits and Death Benefits do not apply.
Delaware - The maximum rider charge for Maximum Anniversary Value Death Benefit is 1.00%.
Florida - If you are age 65 or older on the contract issue date, CDSCs will be capped at 10% of the amount withdrawn. The cap does not apply to accredited investors.
Maryland - The Annual Maintenance Fee for C-Share and I-Share contracts is $30.
Massachusetts - We will accept subsequent Premium Payments only until the Annuitant’s 63rd birthday or the third Contract Anniversary, whichever is later (B, C and L Share Contracts). The Nursing Home Waiver is not available. The Fixed Accumulation Feature investment restrictions do not apply to investors.

Minnesota - The CDSC for B share contracts are 7.5%, 7%, 6.5%, 6%, 5%,4%, 3%, 0%. The CDSC for L share contracts 7.5%, 7%, 6%, 5%, 0%.
New Jersey - The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. The Nursing Home Waiver is not available. If an optional Death Benefit is elected, our approval is required for any subsequent Premium Payment received after the first twelve months.
New York - Contracts issued by Talcott Resolution Life Insurance Company are not available in New York. The Personal Pension Account is not available. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. The Nursing Home Waiver is not available. Letters of Intent are not available as a basis to reduce sales charges. The assignment restrictions on the living benefits and Death Benefits do not apply. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.
Oklahoma - The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%.
Oregon - The Personal Pension Account is not available. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. You may not choose a fixed dollar amount Annuity Payout. Annuity Payout Option Two is not available.
Pennsylvania - The Nursing Home Waiver minimum confinement period is changed from 180 days to ninety days. You may not choose a fixed dollar amount Annuity Payout. Annuity Payout Option Two is not available.
South Dakota - This contract ceased sales as of January 1, 2013.
Texas - The assignment restrictions on the living benefits and death benefits do not apply. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%.
Washington - The Personal Pension Account is not available. In any year when no Premium Payment is paid into the Fixed Accumulation Feature, any pro-rata portion of the fee taken from the Fixed Accumulation Feature will be limited to interest earned in excess of the 3% for that year. The Target Income Age is subject to limitations based on the Annuitant’s age as of the date of the first Contribution.
c. Miscellaneous
Ownership Changes - Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a recalculation of the benefits subject to applicable state law. Generally, we will not recalculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Assignment - A non-qualified Contract may be assigned subject to the ownership change restrictions above. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your Contract may not be traded on any stock exchange or secondary market. When you purchased this Contract you represented and warranted that you were not using this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification - We may unilaterally modify the Contract to reflect, among other things, changes in applicable tax law or interpretations of tax law, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined. Any modifications to the Contract will be filed with each state in which the Contract is for sale. Contract changes will be communicated to Owners through regular mail as an endorsement to their Contract.
Medicaid Benefits - Medicaid estate planning may be important to people who are concerned about long term care costs. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits. Ownership interests or Beneficiary status under this variable annuity could render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and Beneficiary status of your Contract. This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.
d. Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
e. Cybersecurity and Disruptions to Business Operations
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters, including public health crises (such as COVID-19), terrorist acts, and other severe events that could adversely affect our ability to conduct our business operations. While we have adopted a business continuity plan and taken precautions, we cannot assure you that such events will not result in short- or long-term interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may interfere with our ability to effectively administer the Contract, including our ability to process orders and calculate Contract Value. Our third-party service providers and other third-parties related to our business (such as financial intermediaries or, in the case of our variable products, underlying funds) are subject to similar risks, risks of political instability, and disruptions to their business operations may cause interruptions to our own business operations. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners.
The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries.  Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown.  The duration and impact of the COVID-19 public health crises on the financial markets, overall economy and our operations are uncertain, as is the efficacy of government and central bank interventions.  Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID-19 public health crises and its impact on financial markets and our operations. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.
f. How Contracts Were Sold
We have entered into a distribution agreement with our affiliate Talcott Resolution Distribution Company, Inc. (TDC) under which TDC serves as the principal underwriter for the Contracts. TDC is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TDC is the same as ours.
TDC has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to TDC for sales of the Contracts by Financial Intermediaries. TDC, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2020. Contracts were sold by individuals who were appointed by us as insurance agents and who were investment professionals of Financial Intermediaries.

Class B and I share Contracts may have been sold directly to the following individuals free of any commission: 1) our current or retired officers, directors, trustees and employees (and their families) and our corporate parent; and 2) employees and investment professionals of Financial Intermediaries. If applicable, we may have credited the Class B share Contract with a credit of 5.0% of the initial Deposit and each subsequent Deposit, if any. This additional percentage of Deposit in no way affects current or future charges, rights, benefits or account values of other Owners.
The financial advisory arrangement otherwise required in order to purchase Class I share Contracts shall not be applicable to the Personal Retirement Manager variable annuities bought by any of our current or retired officers, directors, trustees and employees or those of our corporate parent.
This prospectus does not constitute personalized investment or financial planning advice or a recommendation to purchase this or any other variable annuity. We reserve the right to modify, suspend, or terminate these privileges at any time.

We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under Commissions). Certain selected Financial Intermediaries also receive additional compensation (described below under Additional Payments). All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employed individuals called wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Deposits or Total Balance.
•Commissions
Up front commissions paid to Financial Intermediaries generally range from 0% to up to 7.5% of each Deposit. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1% of your Total Balance. We pay no additional commissions with respect to assets moved from the Personal Pension Account to Sub-Accounts or the Fixed Accumulation Feature. We pay different commissions based on the Contract variation. We may pay a lower commission for sales to Owners over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your investment professional’s compensation. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.
Check with your investment professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your investment professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your investment professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your investment professional’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
•Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide in force Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for in force Contract Owner support.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing	Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.
Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.

In force Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
During 2020, we made Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities pursuant to contractual arrangements:
LPL Financial Corporation, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), and UBS Financial Services, Inc. (CDSC only).
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
For the fiscal year ended December 31, 2020, Additional Payments did not in the aggregate exceed approximately $4.3 million or approximately 0.04% of average total individual variable annuity assets.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Services
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statements

Appendix Tax
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences.
The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Nonresident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only. Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company”
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under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C.     Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1.     Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•     A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•     A contract acquired by the estate of a decedent by reason of such decedent’s death,
•     Certain contracts acquired with respect to tax-qualified retirement arrangements,
•     Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•     A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u).
However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2.     Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding certain income thresholds.
a.     Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be
APP TAX-2

an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).
i.When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.
ii.To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.
iii.Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.
We believe that Personal Pension Account Payouts are partial annuitizations of the Contract, and that an equitable allocation of the investment in the contract would be in proportion to the estimated fair market values of the portions of the Contract.
When annuitization of the Personal Pension Account has occurred, your Benefit Balance will be calculated by using an actuarial present value formula.
b.     Amounts Not Received as an Annuity
i.To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”
ii.Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”
iii.Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).
iv.The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
v.In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.
APP TAX-3

vi.In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.
c.     Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose.
We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn.
In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d.     10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.
i.If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.
ii. The 10% penalty tax will not apply to the following distributions:
1. Distributions made on or after the date the recipient has attained the age of 59½.
2. Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3. Distributions attributable to a recipient becoming disabled.
4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5. Distributions made under certain annuities issued in connection with structured settlement agreements.
6. Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e.     Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
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f.     Required Distributions
i.     Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:
1.     If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;
2.     If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and
3.     If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.
ii.     Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.
iii.     Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.
iv.     Civil Union or Domestic Partner
    Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g.     Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h.     Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.
3.     Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•     no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•     no more than 70% is represented by any two investments,
•     no more than 80% is represented by any three investments and
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•     no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to nonqualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4.     Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
5. Certain Tax Considerations for Full or Partial Settlement Payments from the Personal Pension Account
The recent enactment of new Section 72(a)(2) of the Code for partial annuitizations provides direction on how Personal Pension Account Payouts should be treated for tax purposes, effective for payments received in taxable years beginning after December 31, 2010 (regardless of when the annuity was purchased). However, because there is yet to be guidance on the new provisions from the IRS, there is still some uncertainty as to how the partial annuitization provisions will be applied and we advise you to consult with a qualified tax adviser concerning such tax treatment before you deposit amounts into the Personal Pension Account or take a settlement for a Personal Pension Account Payout.
With respect to the Personal Pension Account, the Company plans to report any periodic payments under a settlement of the Personal Pension Account (Personal Pension Account Payouts) as amounts received as an annuity and a partial annuitization of the Contract, resulting in that portion of the Contract being treated as a separate contract for which an annuity starting date is assigned, a portion of the investment in the contract is allocated and an exclusion ratio is
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determined (discussed in subparagraph 2.a. above). Likewise, after December 31, 2010, the Company plans to report any continuing periodic settlement payments from the Personal Pension Account as amounts received as an annuity under a separate contract with an annuity starting date of January 1, 2010, for which a portion of the investment in the contract should be allocated and an exclusion ratio should be determined consistent with new Section 72(a)(2) of the Code (and discussed in subparagraph 2.a. above).
D.     Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:
1.     Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.
2.     Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.
Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States.
Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E.     General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F.     Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G.     Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 371⁄2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for
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less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H.     Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
IMPORTANT INFORMATION REGARDING 2020 REQUIRED MINIMUM DISTRIBUTIONS:  On March 27, 2020 The Coronavirus Aid Relief and Economic Security (CARES) Act (the “Act”) became law.  The Act suspends, for 2020, Required Minimum Distribution (“RMD”) rules for most tax qualified retirement plans.  A more detailed discussion of the general RMD rules can be found below, but those rules are generally suspended for 2020.  The act also suspends RMDs for beneficiaries in 2020.
If you are enrolled in the automatic RMD program, we will continue to calculate your RMD for 2020 and will make that payment to you, unless you instruct us to do otherwise.
We recommend that you discuss the Act and your options with your investment advisor or tax professional.
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-
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tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1.     Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.     Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take required minimum distributions (“RMDs”), as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 591⁄2 or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
b.     SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.     SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are
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designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d.     Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed in accordance with rules similar to those of a traditional IRA. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2.     Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3.     Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments.
There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
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a.     after the employee reaches age 591⁄2;
b.     upon the employee’s separation from service;
c.     upon the employee’s death or disability;
d.     in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or
e.     as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4.     Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($19,500 for 2021). The Plan may provide for additional “catch-up” contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 701⁄2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
APP TAX-11

5.     Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6.     Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to take required minimum distributions (“RMDs”). Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a.     Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 591⁄2. However, this 10% additional tax does not apply to a distribution that is either:
(i)made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
(ii)attributable to the employee’s becoming disabled under Code Section 72(m)(7);
(iii)part of a series of substantially equal periodic payments (not less frequently than annually — “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
(iv)(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
(v)(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
(vi)not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;
(vii)certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
(viii)for the birth or adoption of a child under Code Section 72(t)(2)(H);
(ix)made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or
(x)made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:
(xi)made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;
(xii)not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or
(xiii)for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such
APP TAX-12

modification is made after both (a) the employee has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.
b.     RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:
(i)the calendar year in which the individual attains:
(a) Age 70½ for participants born before July 1, 1949
(b) Age 72 for participants born on or after July 1, 1949, or
(ii)Except in the case of an IRA or a 5% owner, as defined in the Code, the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over the life of such employee or over the lives of such employee and a designated beneficiary (as specified in the Code) or over a period not extending beyond the life expectancy of such employee or the life expectancy of such employee and a designated beneficiary.
Different rules apply to beneficiaries if an individual died prior to 2020 or in 2020 and subsequent years.
(i)    Individuals who died prior to 2020
(a)    If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
(ii)    Individuals who die in 2020 and subsequent years
(a)    For eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 72.
(b)     For all other beneficiaries the individual’s entire interest generally must be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
APP TAX-13

7.     Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8.     Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either —
a.     an RMD amount;
b.     one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.     any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax
APP TAX-14

amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner.
Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.
9. Certain Tax Considerations with the Personal Pension Account in Qualified Plans
Because the IRS has published no guidance on the tax treatment of arrangements resembling the Personal Pension Account, there is necessarily some uncertainty as to how an annuity contract with a Personal Pension Account will be treated in different types of Qualified Plans, and we advise you to consult with a qualified tax adviser concerning such treatment before you deposit any amount into a Personal Pension Account that is held in any Qualified Plan.
Among such tax issues for you to consider with a qualified tax adviser in such a case are the following:
a.    Any amounts received by you (or your payee) prior to your attaining age 591⁄2 are generally subject to the additional tax on premature distributions described above, unless such an amount received can qualify for an exception from such a additional tax, e.g., scheduled payments that qualify for the SEPP Exception. In addition, any modification in payments qualifying for the SEPP Exception (e.g., by commutation) can have adverse additional tax consequences, as described above.
b.    The tax rules for satisfying RMD requirements vary according to both the form of Qualified Plan (e.g., Traditional IRA or Roth IRA) and the form of payment (e.g., periodic annuity payout or non-periodic distribution from an account value). As a result, such variations should be considered when RMD amounts need to be taken. In addition, any modification in the form or amount of such payments (e.g., by commutation) could have adverse tax consequences, if such a modification does not satisfy an IRS-recognized RMD exception (e.g., for an acceleration or other change in periodic payments under Reg. § 1.401(a) (9)-6, Q&A-1 and Q&A-14).
c.    Any attempt to transfer an amount from the Benefit Balance to Sub-Accounts or the Fixed Accumulation Feature (if available) that exceeds the threshold for such a transfer will be treated by us as a form of annuitization distribution from the Personal Pension Account, and thus may not qualify as a tax-free direct transfer. Instead, such an attempted excess transfer could be treated for tax purposes as a potentially taxable distribution out of the entire annuity contract, followed by a contribution back into the same contract. While such a distribution from an IRA may qualify for 60-day rollover treatment (if it is not needed to satisfy RMD requirements), only one such tax-free 60-day rollover is allowed for any 365-day period for any individual from all of such individual’s IRAs. Failing such tax-free rollover treatment, such a distribution could be subject to both income and additional tax, and any deemed contribution back into the contract may be subject to an excise tax on excess contributions. In addition, any such distribution from a non-IRA form of Qualified Plan may be subject to the 20% mandatory withholding tax, unless such distribution is a RMD or otherwise avoids classification as an “eligible rollover distribution,” as described above.
APP TAX-15

Appendix A — Examples*

Page
Contingent Deferred Sales Charge (CDSC) Examples	APP A-2
Premium Based Charge Examples	APP A-7
Personal Pension Account (PPA) Examples	APP A-8
Maximum Anniversary Value (MAV) V Examples	APP A-16
Return of Premium (ROP) V Example	APP A-18
Maximum Daily Value Examples	APP A-20
Legacy Lock Examples	APP A-21
Safety Plus Examples	APP A-22
Future5 and Future6 Examples	APP A-24
Daily Lock Income Benefit Examples	APP A-26
*    All example calculations are rounded to the nearest dollar.

Contingent Deferred Sales Charge Examples (Class B and Class L shares)
All CDSC Examples reflect gross withdrawals that deduct the CDSC and the Premium Based Charge from the amount of the partial Surrenders requested.
Example 1: Illustrates a partial Surrender that is equal to the AWA in a down market. Assume a partial Surrender taken in Contract Year 2 equals $5,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Values immediately prior to the partial Surrender:
•Deposits subject to CDSC are $100,000
•Remaining Gross Premiums are $100,000
•Contract Value is $90,000
•Earnings are $0
•Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0
•AWA is $5,000
•Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the partial Surrender:
•Deposits subject to CDSC are $100,000
•Remaining Gross Premiums are $100,000
•Contract Value is $85,000
•AWA is $0
Example 2: Illustrates a partial Surrender in excess of the AWA in a down market and impacts to subsequent AWA calculations. Assume a partial Surrender taken in Contract Year 2 equals $5,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Values immediately prior to the first partial Surrender:
•Deposits subject to CDSC are $100,000
•Remaining Gross Premiums are $100,000
•Contract Value is $90,000
•Earnings are $0
•Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0
•AWA is $5,000
•Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the partial Surrender:
•Deposits subject to CDSC are $100,000
•Remaining Gross Premiums are $100,000
•Contract Value is $85,000
•AWA is $0
Next, assume an additional Surrender during the same Contract Year equals $5,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA.
Values immediately prior to the second partial Surrender:
•Deposits are $100,000
•Remaining Gross Premiums are $100,000
APP A-2

•Contract Value is $75,000
•Earnings are $0
•AWA is $0
Step 3: As the AWA is $0; the entire $5,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $6,667 ($100,000 x [$5,000/$75,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 8%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $533 [8% x $6,667].
Step 6: We deduct the CDSC of $533 from the excess amount $5,000. The amount paid to you is $4,467.
Values after the second partial Surrender:
•Deposits are $100,000
•Remaining Gross Premium is $93,333 ($100,000 - $6,667)
•Contract Value is $70,000
•AWA is $0
Next, assume that a third partial Surrender is taken during Contract Year 3 for an amount equal to $15,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA.
Values prior to the third partial Surrender:
•Deposits are $100,000
•Remaining Gross Premium is $93,333
•Contract Value is $78,000
•Earnings are $0
•AWA is $5,000
Step 3: We deduct the available AWA of $5,000; the remaining $10,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $12,785 ($93,333 x [$10,000/$73,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $895 [7% x $12,785].
Step 6: We deduct the CDSC of $895 from the excess amount $10,000, and combine this with your AWA of $5,000. The amount paid to you is $14,105.
Values after the third partial Surrender:
•Deposits are $100,000
•Remaining Gross Premium is $80,548 ($93,333 - $12,785)
•Contract Value is $63,000
•AWA is $0
Example 3: Illustrates a partial Surrender in excess of the AWA in an up market, the non-cumulative feature of the AWA and impacts to future AWA calculations. Assume a partial Surrender is taken in Contract Year 1 for $10,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
APP A-3

Values prior to the first partial Surrender:
•Deposits are $100,000
•Remaining Gross Premiums are $100,000
•Contract Value is $110,000
•Earnings are $10,000
•Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0
•AWA is $10,000
•Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the first partial Surrender:
•Deposits are $100,000
•Remaining Gross Premium is $100,000
•Contract Value is $100,000
•AWA is $0
Next, assume an additional partial Surrender is taken in Contract Year 1 for $10,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA.
Values prior to the second partial Surrender:
•Deposits are $100,000
•Remaining Gross Premiums are $100,000
•Contract Value is $100,000
•Earnings are $0
•AWA is $0
Step 3: As the AWA is $0; the entire $10,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $10,000 ($100,000 x [$10,000/$100,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 8.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $850 [8.5% x $10,000].
Step 6: We deduct the CDSC of $850 from the excess amount $10,000. The amount paid to you is $9,150.
Values after the second partial Surrender:
•Deposits are $100,000
•Remaining Gross Premiums are $90,000 ($100,000 - $10,000)
•Contract Value is $90,000
•AWA is $0
Next, assume an additional partial Surrender is taken in Contract Year 3 for $15,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA of $0.
Values prior to the third partial Surrender:
•Deposits are $100,000
•Remaining Gross Premiums are $90,000
APP A-4

•Contract Value is $99,000
•Earnings are $9,000
•AWA is $9,000
Step 3: We deduct the available AWA of $9,000; the remaining $6,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $6,000 ($90,000 x [$6,000/$90,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC
Step 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $420 [7% x $6,000].
Step 6: We deduct the CDSC of $420 from the excess amount $6,000, and combine this with your AWA of $9,000. The amount paid to you is $14,580.
Values after the third partial Surrender:
•Deposits are $100,000
•Remaining Gross Premiums are $84,000 ($90,000 - $6,000)
•Contract Value is $84,000
•AWA is $0
Example 4: Illustrates a full Surrender calculation with one of two Deposits out of the applicable CDSC schedule. Assume two Deposits were made for $100,000 each invested in the Sub-Accounts. The first was applied at the beginning of Contract Year 1, the second in the beginning of Contract Year 3. A full Surrender is taken in Contract Year 8.
Step 1: Your initial Deposit of $100,000 is available without a CDSC.
Values prior to the full Surrender:
•Deposits are $200,000
•Remaining Gross Premiums is $200,000
•Remaining Gross Premium subject to CDSC is $100,000
•Contract Value just prior to the full Surrender is $300,000
•Earnings are $100,000
•Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0
•AWA is $100,000
•Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings.
Step 2: The full Surrender is in excess of the sum of the AWA of $100,000 plus the amount determined in Step 1 of $100,000.
Step 3: We deduct the available AWA; the remaining $100,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $100,000 ($100,000 x [$100,000/$100,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 4%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $4,000 [4% x $100,000].
Step 6: We deduct the CDSC of $4,000 from the excess amount $100,000, and combine this with your AWA of $200,000. The amount paid to you is $296,000.
Values after the full Surrender:
•Contract Value is $0
The Contract is terminated.
APP A-5

Example 5: Illustrates a full Surrender calculation in a down market. Assume $100,000 is invested in the Sub-Accounts, and a full Surrender occurs in Contract Year 3.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the full Surrender is in excess of the AWA.
Values prior to the full Surrender:
•Deposits are $100,000
•Remaining Gross Premiums are $100,000
•Contract Value just prior to the full Surrender is $50,000
•Earnings are $0
•Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0
•AWA is $5,000
•Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 3: We deduct the available AWA of $5,000; the remaining $45,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $100,000 ($100,000 x [$45,000/$45,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $7,000 [7% x $100,000].
Step 6: We deduct the CDSC of $7,000 from the excess amount $45,000, and combine this with your AWA of $5,000. The amount paid to you is $43,000.
Values after the full Surrender:
•Contract Value is $0
The Contract is terminated.
Example 6: Illustrates a commutation of the Personal Pension Account Annuity Payout Value. The same concept will apply to the commuted value of period certain Annuity Payouts. Assume $100,000 is invested into the Personal Pension Account and you commence PPA Payouts. One PPA Payout has previously occurred for $420. Then, a commutation of all remaining Annuity Payout Value occurs in Contract Year 1, and life-contingent Payouts are waived.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the full withdrawal is in excess of the AWA.
Values prior to the full commutation:
•Contract Value is $0
•Accumulation Balance is $0
•Annuity Payout Value is $99,826
•Deposit subject to CDSC is $100,000
•AWA is $4,580
•Your AWA is 5% of total Deposits subject to CDSC, or (2) earnings
Upon the commutation of remaining PPA Payouts, we reduce the Annuity Payout Value by an adjustment that takes into account the current value of the future Payouts you would have received during your Guaranteed Payout Duration using a discount rate determined in accordance with the factors described in the prospectus. For this commutation, the adjustment is $31,956. Please refer to Personal Pension Account Example 4a in this Appendix A for a more complete description of commutation.
The resulting value of $67,871 is the Commuted Value for the purposes of CDSC calculation.
Step 3: We deduct the available AWA of $4,580; the remaining $63,291 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Personal Pension Account Contributions still subject to CDSC.
APP A-6

The factor is derived as [A/B]:
A = The amount in Step 3
B = Commuted Value of all Annuity Payout Value + Accumulation Balance immediately prior to the withdrawal - AWA
The amount subject to CDSC is $100,000 ($100,000 x [$63,291 /$63,291]). This is equal to the entire Deposit, subject to CDSC. Your Deposits, subject to CDSC (as used in the context of annuity payouts) are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 8.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $8,500.
Step 6: We deduct the CDSC of $8,500 from the excess amount $63,291, and combine this with your AWA of $4,580. The amount paid to you is $59,371.
Values after the full commutation:
•Annuity Payout Value is $0
The Contract is terminated.
Example 7: Illustrates the reallocation of Remaining Gross Premium (as used in the context of Annuity Payouts) upon a transfer to the Personal Pension Account. Assume a transfer of funds equal to $20,000 from Contract Value to the Personal Pension Account in Contract Year 2.
Values immediately prior to the transfer:
•Deposits are $100,000
•Remaining Gross Premiums are $100,000
•Contract Value is $120,000
•Accumulation Balance is $0
Remaining Gross Premiums are reallocated proportionally upon a transfer of funds from the Contract Value to the Personal Pension Account as the portion of Deposits still subject to CDSC.
The amount reallocated is derived by [A/B]:
A = The amount of the transfer
B = The Contract Value immediately prior to the transfer
For this transfer, $16,667 is reallocated from the Contract Value. After the Transfer to the Personal Pension Account
•Premium Payments allocated to Contract Value is $83,333
•Remaining Gross Premiums is $83,333
•Deposits subject to CDSC allocated to the Personal Pension Account is $16,667
•Contract Value is $100,000
•Accumulation Balance is $20,000
On the whole, the amount subject to CDSC has remained constant.
Premium Based Charge Examples (Class B shares)
Example 1: Assume that your initial Deposit is $100,000. No Surrenders or transfers to the PPA occur during Contract Year 1. On Day 200 of Contract Year 2, you make a Surrender in excess of the AWA.
At the end of Contract Year 1, your annual Premium Based Charge is calculated solely on the Remaining Gross Premium at Contract Anniversary, as there were no Surrenders or transfers to the PPA during the Contract Year. The amount deducted from your Contract Value is $500 [($100,000 × 0.50%)].
Upon the Surrender in Contract Year 2, the Remaining Gross Premium subject to Premium Based Charge is determined to be $5,000. The Premium Based Charge is 0.50%. A pro-rated amount is determined for the number of days (200) since the last Contract Anniversary; this amount is $13.70 [($5,000 × 0.50%) × (200 / 365)]. This amount is not deducted at this time. The Remaining Gross Premium after the Surrender is $95,000.
Additionally, a CDSC of 8% would be assessed against the same amount of Remaining Gross Premium. The CDSC is equal to $400 ($5,000 x 8%), and unlike the Premium Based Charge, this amount is deducted from the partial Surrender. Assuming the amount that requested was a gross amount of $6,000, the amount paid to you is $5,600.
At the next Contract Anniversary, the Premium Base Charge is the sum of the Premium Based Charge applied to the Remaining Gross Premium, plus the pro-rated amount upon the partial Surrender. The Premium Based Charge applied to the Remaining Gross Premium is $475 ($95,000 × 0.50%). The amount deducted from your Contract Value is $488.70.
APP A-7

Example 2: Assume that your initial Deposit is $100,000. On Day 310 of Contract Year 5, you choose to Surrender your entire Contract Value.
A pro-rated Premium Based Charge is assessed upon the full Surrender and the entire Remaining Gross Premium is subject to the charge. The Premium Based Charge is equal to $425 [($100,000 × 0.50%) × (310 / 365)].
Additionally, a CDSC of 5% would be assessed against the same amount of Remaining Gross Premium. The CDSC is equal to $5,000 ($100,000 x 5%) and both this amount and the Premium Based Charge are deducted upon a full Surrender. Assuming the Contract Value prior to the full Surrender was $190,000, the amount paid to you is $185,000.
Example 3: Assume that your initial Deposit is $100,000. On Day 310 of Contract Year 5, you choose to Annuitize your entire Contract Value.
A pro-rated Premium Based Charge is assessed upon the full annuitization, and the entire Remaining Gross Premium is subject to the charge. The Premium Based Charge is equal to $425 [($100,000 × 0.50%) × (310/365)].
CDSC is not assessed upon a request to Annuitize the Contract Value.
Personal Pension Account Examples
Effective October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.
*    Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.
Example 1: Standard Illustrations with a Partial Income Stream - Assume the initial Personal Pension Account Contribution is equal to $100,000 (no sums are invested in the Fixed Accumulation Feature or Sub-Accounts). Assume that in Contract Year 7, the Owner requested to commence an income stream based on $50,000 of Annuity Payout Value during the Guarantee Window. For the purposes of this Example, the Contract Owner chose a Target Income Age of 64. Hypothetical Credited Interest and Payout Purchase Rates are illustrated below.
A.To understand how your guaranteed Payout Purchase Rates are set during your Guarantee Window (shaded area), see guaranteed Payout Purchase Rates in Contract Years 1 through 7. In this Example, the guaranteed Payout Purchase Rate is locked in at Contract Year 7 when Personal Pension Account Payouts commence.
B.Credited Interest Rates vary during the duration of your Contract as illustrated in column 4. In this illustration, Credited Interest Rates change at the 10th Contract Year and again at the 20th Contract Year.
C.Please refer to the last column in Contract Year 23 for an example of how Personal Pension Account Payouts will continue for the life of the Annuitant, Owner or joint Owner even though Annuity Payout Value has been exhausted.

	Contract Year*	Age	Benefit Balance	Credited Interest Rate	Accumulation Balance	Annuity Payout Value	Guaranteed Payout Purchase Rates (per 1000)	Personal Pension Account Payouts(2)
	0	60	$100,000	5.00%	$100,000
Guarantee Window	1	61	105,000	5.00%	105,000		61.99
	2	62	110,250	5.00%	110,250		62.33
	3	63	115,763	5.00%	115,763		62.72
	4	64	121,551	5.00%	121,551		63.16
	5	65	127,628	5.00%	127,628		63.65
	6	66	134,010	5.00%	134,010		64.17
	7	67	140,710	5.00%	90,710(1)	$50,000	64.73	$3,237
APP A-8

8	68	142,009	5.00%	95,246	46,763	3,237
9	69	143,535	5.00%	100,008	43,527	3,237
10	70	145,299	3.00%	105,008	40,290	3,237
11	71	145,212	3.00%	108,158	37,054	3,237
12	72	145,220	3.00%	111,403	33,817	3,237
13	73	145,326	3.00%	114,745	30,581	3,237
14	74	145,532	3.00%	118,188	27,344	3,237
15	75	145,841	3.00%	121,733	24,108	3,237
16	76	146,256	3.00%	125,385	20,871	3,237
17	77	146,781	3.00%	129,147	17,634	3,237
18	78	147,419	3.00%	133,021	14,398	3,237
19	79	148,173	3.00%	137,012	11,161	3,237
20	80	149,047	1.50%	141,122	7,925	3,237
21	81	147,927	1.50%	143,239	4,688	3,237
22	82	146,839	1.50%	145,388	1,452	3,237
23	83	147,568	1.50%	147,568	0	3,237
*    Contract Year “0” represents your Contract issue date.
(1)Accumulation Balance is reduced by $50,000 that is converted into the Annuity Payout Value. CDSC’s and Premium tax have not been applied in this Example. If the $50,000 was instead commuted into a Commuted Value (assuming a hypothetical discount rate of 6%), the Commuted Value would be $32,294. The remaining Accumulation Balance can be converted into Annuity Payout Value at a later date for additional Personal Pension Account Payouts.
(2)These Personal Pension Account Payouts shall continue for the life of the Annuitant, Owner or joint Owner pursuant to Annuity Payout Option Two.
Example 2: Subsequent PPA Deposits - Assume a $100,000 initial PPA Contribution was made at a time when we declared a hypothetical Credited Interest Rate of 4% and that a $15,000 subsequent PPA Contribution was made when we declared a hypothetical Credited Interest Rate of 3.75%. Your Benefit Balance would increase as follows:

Age		PPA Contribution	Credited Interest Rate		PPA Contribution	Credited Interest Rate	Total Benefit Balance
55	First Deposit	$100,000		Second Deposit			$100,000
56			4.00%				104,000
57			4.00%				108,160
58			4.00%				112,486
59			4.00%		$15,000		131,986
60			4.00%			3.75%	137,228
61			4.00%			3.75%	142,678
62			4.00%			3.75%	148,345
63			4.00%			3.75%	154,237
64			4.00%			3.75%	160,362
65			4.00%			3.75%	166,732
APP A-9

Example 3a: Benefit Balance Transfer - The following example illustrates the impact on various values associated to the Contract when a transfer from the Sub-Accounts to the PPA occurs. Assume that the Owner deposits $100,000 in the Sub-Accounts and then elects to transfer $5,000 from the Sub-Accounts to the PPA in which event:

	Transfer from Sub Accounts to the PPA
	Before Value	After Value
Sub-Account Value (assumed)	$130,000	$125,000
ROP V Withdrawal Limit	$0	$0
MAV V Withdrawal Limit	n/a	n/a
ROP V Death Benefit	$100,000	$96,153.85
MAV V - Anniversary Value (Before Value is assumed)	$107,000	$102,884.62
MAV V - Premium Payments	$100,000	$96,153.85
Benefit Balance	$0	$5,000
•The Sub-Account Value is reduced by the amount of the transfer ($5,000).
•As a result of the transfer, ROP V is reduced by a factor. The $5,000 transfer results in a factor of 0.96153 being applied to Premium Payments. The factor of 0.96153 is derived by 1-($5,000 Transfer / Contract Value prior to the transfer $130,000).
•As a result of the transfer, the MAV V Anniversary Value and Premium Payments are both reduced by a factor. The $5,000 transfer results in a factor of 0.96153 being applied to Premium Payments. The factor of 0.96153 is derived by 1-($5,000 Transfer / Contract Value prior to the transfer $130,000).
•Since there were no sums previously invested in the PPA, the Benefit Balance is increased by the amount of the transfer ($5,000).
Example 3b: Benefit Balance Transfer - The following example illustrates the impact on various values associated with the Contract when a transfer from the PPA to the Sub-Accounts occurs. Assume that the Owner makes a PPA Contribution of $100,000 into the PPA and then elects to transfer the maximum available transfer from the PPA to the Sub-Accounts. The transfer restriction considers the following factors:

End of Year	Maximum of A, B, C	A	B	C
1	$4,120	$4,120	$3,000	$0
2	$4,120	$4,073	$2,966	$4,120
•Column A equals 4% of the Accumulation Balance as of the prior Contract Anniversary. Assume that the $100,000 PPA Contribution earns a Credited Interest Rate of 3%.
•Column B equals the amount of interest credited to the Accumulation Balance over the most recent full Contract Year.
•Column C equals the amount of Accumulation Balance transferred to Contract Value during the most recent full Contract Year.

	Transfer from PPA to the Sub-Accounts End of Year 1
	Before Value	After Value
Sub-Account Value (assumed)	$104,000	$108,120
Annual Withdrawal Amount	$5,000	$5,206
ROP V	$100,000	$104,120
MAV V - Anniversary Value (Before Value is assumed)	$100,000	$104,120
MAV V - Premium Payments	$100,000	$104,120
Benefit Balance	$103,000	$98,880
•The Benefit Balance is reduced by the amount of the transfer ($4,120).
•The Remaining Gross Premium associated with the Sub-Accounts is increased by the proportional amount of the contributions to the PPA still subject to CDSC. The proportional amount is equal to the transfer from the PPA divided by the Accumulation Balance. ($4,120/$103,000) = $4,000.
•ROP V is increased dollar for dollar for the amount of the transfer ($4,120).
APP A-10

•The MAV V Anniversary Value and Premium Payments are both increased dollar for dollar for the amount of the transfer ($4,120).
•The Sub-Account Value is increased by the amount of the transfer ($4,120).
Example 4a: Full Commutation with Commuted Value - Assume that the Owner desires to start taking all PPA Payouts and then fully commute the PPA Payouts in Contract Year 20, which is outside of their Guarantee Window. For the purposes of this example, the Contract Owner chose a Target Income Age of 64. The Owner does not terminate their Contract and therefore PPA Payouts will resume after the Guaranteed Payout Duration (assuming that all relevant persons are alive). Also, assume that the initial PPA Contribution is equal to $100,000 and no Premium Payments have been invested in the Fixed Accumulation Feature or Sub-Accounts.

	Contract Year*	Age	Benefit Balance	Accumulation Balance	Credited Interest Rate	Annuity Payout Value	Payout Purchase Rates (per 1000)(1)	Commuted Value	Payouts
	0	60	$100,000	$100,000	5.00%	$0	61.68
Guarantee Window	1	61	105,000	105,000	5.00%	0	61.99		$0
	2	62	110,250	110,250	5.00%	0	62.33		0
	3	63	115,763	115,763	5.00%	0	62.72		0
	4	64	121,551	121,551	5.00%	0	63.16		0
	5	65	127,628	127,628	5.00%	0	63.65		0
	6	66	134,010	134,010	5.00%	0	64.17		0
	7	67	140,710	140,710	5.00%	0	64.73		0
	8	68	147,746	147,746	5.00%	0	65.31		0
	9	69	155,133	155,133	5.00%	0	65.91		0
	10	70	162,889	162,889	3.00%	0	66.56		0
	11	71	167,776	167,776	3.00%	0	69.14		0
	12	72	172,809	172,809	3.00%	0	71.94		0
	13	73	177,994	177,994	3.00%	0	74.99		0
	14	74	183,334	183,334	3.00%	0	78.32		0
	15	75	188,834	188,834	3.00%	0	81.96		0
	16	76	194,499	194,499	3.00%	0	85.92		0
	17	77	200,333	200,333	3.00%	0	90.11		0
	18	78	206,343	206,343	3.00%	0	94.63		0
	19	79	212,534	212,534	3.00%	0	99.55		0
	20	80	218,910	0(2)	1.50%	218,910	111.11(3)	$165,439(4)	0(5)
	21	81	n/a	n/a	n/a(6)	n/a	n/a	n/a	n/a
	22	82	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	23	83	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	24	84	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	25	85	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	26	86	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	27	87	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	28	88	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	29	89	n/a	n/a	n/a	n/a	n/a	n/a	24,323(7)
	30	90	n/a	n/a	n/a	n/a	n/a	n/a	24,323(7)
*    Contract Year “0” represents your Contract issue date.
(1)Payout Purchase Rates are only guaranteed if PPA Payouts begin within the Guarantee Window. Payouts that begin outside the Guarantee Window are generally established using rates set at our discretion, subject to the terms of your
APP A-11

Contract. We cannot speculate what Payout Purchase Rates could be when commencing Personal Pension Account Payouts outside of the Guarantee Window. These rates may be as high as, but will never be greater than, the Payout Purchase Rates guaranteed for PPA Payouts we set at the time of your PPA Contributions. Payout amounts will be no lower than the non-forfeiture amount described in the Owner’s contract.
(2)The Accumulation Balance is depleted to $0 based on being converted to Annuity Payout Value. CDSCs and Premium tax are not shown in this example.
(3)Hypothetical Payout Purchase Rates are used because PPA Payouts and commutation may occur outside of the Guarantee Window.
(4)The Commuted Value depicted is based on commutation of the Annuity Payout Value (in this Example, is the same as the Benefit Balance because this is a full commutation) of $218,910 using a hypothetical discount rate of 6%. The Commuted Value is equal to the present value of the PPA Payout(s) associated with the Annuity Payout Value over the Guaranteed Payout Duration (i.e., $218,910/$24,323 = 9 years) calculated using this discount rate.
(5)The PPA Payout is derived by multiplying the Annuity Payout Value by the Payout Purchase Rate applicable to the year in which commutation is requested and dividing by 1,000. In this case, $218,910*$111.11/1,000 = $24,323. However, in this example, PPA Payouts are commuted and paid to the Owner in one lump sum. Life contingent PPA Payouts may resume after the Guarantee Payout Duration if the Annuitant and Owner are living and have not terminated the Contract as illustrated in years 29 and 30.
(6)Interest is no longer credited under the PPA.
(7)Lifetime PPA Payouts resume because in this Example the Annuitant is still living. The Owner would give up these lifetime PPA Payouts if he or she terminated the Contract.
Example 4b: Partial Commutation with Commuted Value - Assume that the Owner desires to start taking PPA Payouts and commute half of the PPA Payouts in Contract Year 20, which is outside of their Guarantee Window. In this Example, the Guarantee Window is represented by the shaded area in Contract Years 1 though 7. Contract Year 20 Before illustrates how the Annuity Payout Value is split in half to serve as the basis for PPA Payouts and the Commuted Value. Contract Year 20 After illustrates the amounts paid to the Owner in the form of PPA Payouts and Commuted Value. The Owner does not terminate their Contract and PPA Payouts will resume after the Guaranteed Payout Duration (assuming that all relevant persons are alive). The Guaranteed Payout Duration in this Example is illustrated as the shaded rows corresponding to Contract Years 20 through 28. Assume the initial Deposit is equal to $100,000 and no sums are invested in the Fixed Accumulation Feature or Sub-Accounts.

Contract Year*	Age	Benefit Balance	Accumulation Balance	Credited Interest Rate	Annuity Payout Value 1	Annuity Payout Value 2	Commuted Value	Payout Purchase Rates (per 1000)(1)	Payouts
0	60	$100,000	$100,000	5.00%	$0	0		61.68
1	61	105,000	105,000	5.00%	0	0		61.99	$0
2	62	110,250	110,250	5.00%	0	0		62.33	0
3	63	115,763	115,763	5.00%	0	0		62.72	0
4	64	121,551	121,551	5.00%	0	0		63.16	0
5	65	127,628	127,628	5.00%	0	0		63.65	0
6	66	134,010	134,010	5.00%	0	0		64.17	0
7	67	140,710	140,710	5.00%	0	0		64.73	0
8	68	147,746	147,746	5.00%	0	0		65.31	0
9	69	155,133	155,133	5.00%	0	0		65.91	0
10	70	162,889	162,889	3.00%	0	0		66.56	0
11	71	167,776	167,776	3.00%	0	0		69.14	0
12	72	172,809	172,809	3.00%	0	0		71.94	0
13	73	177,994	177,994	3.00%	0	0		74.99	0
14	74	183,334	183,334	3.00%	0	0		78.32	0
15	75	188,834	188,834	3.00%	0	0		81.96	0
16	76	194,499	194,499	3.00%	0	0		85.92	0
17	77	200,333	200,333	3.00%	0	0		90.11	0
APP A-12

18	78	206,343	206,343	3.00%	0	0		94.63	0
19	79	212,534	212,534	3.00%	0	0		99.55	0
20 Before	80	218,910	0(2)	1.50%	109,455(3)	109,455(3)
20 After	80	97,293	0(2)	n/a	97,293(4)	0	$82,720(5)	111.11(6)	12,162(7)
21	81	85,131	n/a	n/a(8)	85,131	0	n/a	n/a	12,162
22	82	72,969	n/a	n/a	72,969	0	n/a	n/a	12,162
23	83	60,807	n/a	n/a	60,807	0	n/a	n/a	12,162
24	84	48,645	n/a	n/a	48,645	0	n/a	n/a	12,162
25	85	36,483	n/a	n/a	36,483	0	n/a	n/a	12,162
26	86	24,321	n/a	n/a	24,321	0	n/a	n/a	12,162
27	87	12,159	n/a	n/a	12,159	0	n/a	n/a	12,162
28	88	0	n/a	n/a	0	0	n/a	n/a	12,162
29	89	0	n/a	n/a	0	0	n/a	n/a	24,323(9)
30	90	0	n/a	n/a	0	0	n/a	n/a	24,323
31	91	0	n/a	n/a	0	0	n/a	n/a	24,323
*    Contract Year “0” represents your Contract issue date.
(1)Payout Purchase Rates are only guaranteed if PPA Payouts begin within the Guarantee Window. Payouts that begin outside the Guarantee Window are generally established using rates set at our discretion, subject to the terms of your Contract. We cannot speculate what Payout Purchase Rates could be when commencing Personal Pension Account Payouts outside of the Guarantee Window. These rates may be as high as, but will never be greater than, the Payout Purchase Rates guaranteed for PPA Payouts we set at the time of your PPA Contributions. Payout amounts will be no lower than the non-forfeiture amount described in the Owner’s contract.
(2)The Accumulation Balance is depleted to $0 based on all amounts being converted to Annuity Payout Value. CDSCs and Premium tax not shown in the Example.
(3)In Contract Year 20, the Owner elected to commute half of their Annuity Payout Value and receive the remaining half in the form of PPA Payouts. Thus, the Accumulation Balance of $218,910 is split in half. $109,455 is converted into Annuity Payout Value and will serve as the basis for PPA Payouts. The remaining $109,455 will serve as the basis for the Commuted Value calculation.
(4)The Annuity Payout Value of $109,455 is reduced by the PPA Payout of $12,162, leaving an Annuity Payout Value of $97,293 remaining.
(5)The Commuted Value depicted is based on commutation of half of the Annuity Payout Value, or $109,455, using a hypothetical discount rate of 6%. The Commuted Value is equal to the present value of the PPA Payout(s) associated with the Annuity Payout Value over the remaining Guaranteed Payout Duration (i.e., $109,455/$12,162 = 9) calculated using the discount rate.
(6)A hypothetical Payout Purchase Rate is used because PPA Payouts and commutation occur outside of the Guarantee Window.
(7)The PPA Payout is derived by multiplying the Annuity Payout Value by the appropriate Payout Purchase Rate and dividing by 1,000. In this case, $109,455*111.11/1,000 = $12,162. However, in this example, half of the PPA Payouts are commuted and paid to the Owner in one lump sum. Life contingent PPA Payouts may resume after the Guarantee Payout Duration if the Annuitant and Owner are living as illustrated in Contract Years 29, 30, and 31.
(8)Interest is no longer credited under the PPA.
(9)In this case, the lifetime PPA Payouts for each Annuity Payout Value is $12,162 ($109,455*111.11/1000 = $12,162). When combined, these lifetime PPA Payouts equal $24,323. Lifetime PPA Payouts begin because in this Example the Annuitant is still living. The Owner would give up these lifetime PPA Payouts if he or she terminated the Contract.
Example 5: Personal Pension Account Transfer Programs - Effective October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide
APP A-13

us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.
*    Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.
The following examples illustrate automatic transfers of investment gains from Sub-Account(s) into the PPA. The examples assume a $100,000 initial Premium Payment into the Sub-Account(s) with $10,000 initial Deposit into PPA. The examples illustrate the effect of these types of transfers on the components of the Contract in varying market conditions. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.
(a)Fixed Dollar Amount Option
Under this option, the client indicates the specific dollar amount to be transferred and frequency of the transfers. The below illustrates an annual transfer of $5,000 with program election occurring at the time of Contract issue. As used below, BOY refers to the beginning of Contract Year and EOY refers to the end of Contract Year.

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Annual Performance(1)	PPA - Benefit Balance(2) (BOY)	Total Death Benefit (BOY)	Transfer Amount
1	$100,000	$102,000	2.00%	$10,000	$112,000	$5,000
2	97,000	100,000	3.09%	15,300	115,300	5,000
3	95,000	94,500	(0.53)%	20,759	115,259	5,000
4	89,500	95,000	6.15%	26,382	121,382	5,000
5	90,000	98,000	8.89%	32,173	130,173	5,000
6	93,000	106,000	13.98%	38,138	144,138	5,000
7	101,000	104,000	2.97%	44,283	148,283	5,000
8	99,000	105,000	6.06%	50,611	155,611	5,000
*    Contract Year “0” represents your Contract issue date.
(1)The annual performance displayed applies only to the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.
(2)Annual interests of 3% was utilized in determining the Benefit Balance.
(b)Investment Gains Option
Under this option, we will automatically transfer over any investment gains determined under the program on an annual basis into the PPA. In this example the program was established at the time of Contract issue and there is fluctuating (positive and negative) market conditions. As used below, BOY refers to beginning of Contract Year and EOY refers to end of Contract Year.

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Investment Gains(1)(2)	PPA Benefit Balance (BOY)	PPA Benefit Balance (EOY)(3)
1	$100,000	$99,000	-	$10,000	$10,300
2	99,000	101,000	$1,000	10,300	11,609
3	100,000	95,000		11,609	11,957
4	95,000	93,550	-(4)	11,957	12,316
5	93,550	98,000	-	12,316	12,685
6	98,000	100,000	-	12,685	13,066
7	100,000	99,500	-	13,066	13,458
8	99,500	102,000	2,000	13,458	15,8612
*    Contract Year “0” represents your Contract issue date.
(1)Investment Gains are determined by comparing the positive difference between your Anniversary Value and starting value adjusted for Surrenders as of each Contract Anniversary. For example, in Contract Year 2, we compare the $100,000 PPA Benefit Balance to the Contract Value EOY $101,000.
(2)Is the amount transferred to the PPA.
APP A-14

(3)Annual Credited Interest Rate of 3% was utilized in determining the Benefit Balance.
(4)(4) No transfer to the PPA occurs as there are no Investment Gains.
(c)Investment Gains Option
Any optional Death Benefits elected with your Contract would be impacted by the transfer of investment gains.
Return of Premium V elected:

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Investment Gains	ROP V PPA Transfer Limit Prior to Transfer	ROP V Premiums Prior to Transfer	ROP V Premiums After Transfer
1	$100,000	$99,000	-	$5,000	$100,000	$100,000
2	99,000	101,000	$1,000	5,000	100,000	99,000(1)
*    Contract Year “0” represents your Contract issue date.
Maximum Anniversary Value V elected:

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Investment Gains	MAV V PPA Transfer Limit Prior to Transfer	Anniversary Value Prior to Transfer	Anniversary Value (EOY)
1	$100,000	$99,000	-	$5,000	$100,000	$100,000(2)
2	99,000	101,000	$1,000	5,000	100,000	100,000(3)
*    Contract Year “0” represents your Contract issue date.
(1)Transfers to the PPA up to the PPA Transfer Limit impact the ROP V by the amount transferred.
(2)The Contract Year 1 Anniversary Value would also be adjusted to $99,000.00 due to the Contract Year 2 $1,000 transfer.
(3)Transfers to the PPA up to the PPA Transfer Limit impact the MAV V by the amount transferred. The $1,000 reduction is applied to the $101,000 Maximum Anniversary Value.
(d)Income Path-Annual Transfer Schedule with Performance:
In this example, the Income Path program is established at the time of Contract issue. The current age of the Annuitant is 70, and the Target Income Age is 75; therefore, the length of time to the Target Income Age 5 years. The starting allocation elected is 60% Contract Value and 40% PPA. The Target Allocation elected is 20% Contract Value and 80% PPA. If there was no financial activity and flat annual performance, we would transfer 8.00% annually:
(Contract Value starting allocation - Contract Value ending allocation) / number of years from program start date to Target Income Age
(60 - 20) / 5 = 8.00%
(e)Income Path Annual Transfer Schedule with Performance:

		“Prior to Transfer” Percentages		Income Path Program Annual Allocation Percentage Targets		Actual Transfer from CV to PPA: Percentage	“After Transfer” Percentages
Contract Year*	Annual Contract Value Performance (1)	Contract Value (BOY)	PPA - Benefit Balance	Contract Value (EOY)	PPA - Benefit Balance	Transfer of Contract Value %	Contract Value	PPA - Benefit Balance
—		60.0%	40.00%	60.0%	40.00%		60.0%	40.00%
1	-0.07	57.53%	42.47%	56.67%(2)	43.33%	0.86%(3)	56.67%	43.33%
2	-0.14	52.20%	47.80%	53.34%	46.66%	0%(4)	52.20%	47.80%
3	0.079	53.36%	46.64%	50.01%	49.99%	3.35%	50.01%	49.99%
4	0.081	51.22%	48.78%	46.67%	53.33%	4.55%	46.67%	53.33%
5	0.066	47.53%	52.47%	43.32%	56.68%	4.21%	43.32%	56.68%
6	-0.024	42.00%	58.00%	40.00%	60.00%	2.00%	40.00%	60.00%
*    Contract Year “0” represents your Contract issue date.
(1)The annual performance displayed applies only to the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.
APP A-15

(2)Calculated as follows: previous year Contract Value percentage - (starting allocation - ending allocation) / number of years from program start date to Target Income Age: 60.00% - (60 - 40) / 6 = 56.67%
(3)Calculated as follows: Contract Value prior to transfer percentage - Contract Value percentage target: 57.53% - 56.67% = 0.86%
(4)No transfer occurs because the current allocation exceeds the Target Allocation for that year.
Maximum Anniversary Value V Examples
This Death Benefit is equal to the greatest of A, B or C:
A = Contract Value (minus Premium Based Charges, if applicable);
B = Premium Payments adjusted for partial Surrenders; and
C = Maximum Anniversary Value.
Example 1: Assume your initial Premium Payment is $100,000.

Contract Year*	Contract Value(1)(2) "A"	PPA Transfer Limit(3)	Total Premium Payments (adjusted by Surrenders) "B"	Contract Value Performance(2)	Anniversary Value(4)	Maximum Anniversary Value at End of Each Contract Year "C"	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and "C"
0	$100,000	$5,000	$100,000	0.00%	—	—	$100,000
1	102,120	5,106	100,000	2.12%	$102,120	$102,120	102,120
2	107,001	5,350	100,000	4.78%	107,001(5)	107,001	107,001
3	105,664	5,350	100,000	-1.25%	105,664	107,001	107,001
4	96,260	5,350	100,000	-8.90%	96,260	107,001	107,001
5	106,425	5,350	100,000	10.56%	106,425	107,001	107,001
*    Contract Year “0” represents your Contract issue date.
(1)Does not reflect a Premium Based Charge, if applicable.
(2)Assumes annual performance on the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.
(3)The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.
(4)Anniversary Value each year is first established as the Contract Value on that Anniversary and is later be adjusted by subsequent Premium Payments transfers to and from the PPA and partial Surrenders, if applicable.
(5)Is the highest Anniversary Value and therefore is the Maximum Anniversary Value (MAV).
Example 2: Assume your initial Premium Payment is $100,000. At the end of Contract Year 2 you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you transfer $7,850, an amount equal to the PPA Transfer Limit, to the PPA. In Contract Year 5 you take a partial Surrender for $10,000.

Contract Year*	Contract Value(1)(2) "A"	PPA Transfer Limit(3)	Total Premium Payments (adjusted by Surrenders) "B"	Anniversary Value(4)	Maximum Anniversary Value at End of Each Contract Year(2) "C"	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and "C"
0	$100,000	$5,000	$100,000	—	—	$100,000
1	102,120	5,000	100,000	$133,989(5)(6)(7)	$102,120	102,120
2	157,001	5,106	150,000(8)	138,522(5)(6)(7)(9)	157,001	157,001
3	147,189	7,850	142,150(10)	136,700(6)	149,151	149,151
4	134,089	7,458	142,150	124,533(6)	149,151	149,151
5	130,324	7,458	132,020(6)	130,324	138,522	138,522(9)
*    Contract Year “0” represents your Contract issue date.
(1)Does not reflect a Premium Based Charge, if applicable.
APP A-16

(2)Assumes annual performance on the Contract Value, as well as subsequent Premium Payment, transfers to and from the Personal Pension Account and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.
(3)The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.
(4)Anniversary Value each year is first established as the Contract Value on that Anniversary and is later be adjusted by subsequent Premium Payments, transfers to and from the Personal Pension Account and partial Surrenders, if applicable.
(5)The Contract Year 1 & 2 Anniversary Values are adjusted by the subsequent Premium Payment of $50,000.
(6)The $10,000 partial Surrender results in a factor of 0.92873 being applied to Premium Payments as well as all previous Anniversary Values. The factor of 0.92873 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $140,324).
(7)The $7,850 transfer to the Personal Pension Account results in a dollar-for-dollar reduction to Premium Payments as well as all previous Anniversary Values.
(8)Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.
(9)Is the Maximum Anniversary Value as adjusted by subsequent Premium Payments, transfers to and from the Personal Pension Account and partial Surrenders.
(10)Premium Payments of $150,000 are adjusted by the transfer to the Personal Pension Account of $7,850.
Example 3: Assume the same facts as the example above, except that in Contract Year 3 you transfer $10,000, an amount in excess of the PPA Transfer Limit, to the PPA.

Contract Year*	Contract Value "A"(1)(2)	PPA Transfer Limit(3)	Premium Payments "B"	Anniversary Value(4)	Maximum Anniversary Value at End of Each Contract Year(2) "C"	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and "C"
0	$100,000	$5,000	$100,000	—	—	$100,000
1	102,120	5,000	100,000	$132,559(5)(6)(7)	$102,120	102,120
2	157,001	5,106	150,000(8)	136,344(5)(6)(7)(9)	157,001	157,001
3	145,039	7,850	140,074(10)	134,550(6)	146,973	146,973
4	132,130	7,349	140,074	122,575(6)	146,973	146,973
5	128,274	7,349	129,943(6)	128,274	136,344	136,344(9)
*    Contract Year “0” represents your Contract issue date.
(1)Does not reflect a Premium Based Charge, if applicable.
(2)Assumes annual performance on the Contract Value, as well as subsequent Premium Payment, transfer to/from PPA, and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.
(3)The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.
(4)Anniversary Value each year is first established as the Contract Value on that Anniversary and is later adjusted by subsequent Premium Payments, transfers to and from the PPA, and partial Surrenders, if applicable.
(5)The Contract Year 1 & 2 Anniversary Values are adjusted by the subsequent Premium Payment of $50,000.
(6)The $10,000 partial Surrender results in a factor of 0.92768 being applied to Premium Payments as well as all previous Anniversary Values. The factor of 0.92768 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $138,274).
(7)The $10,000 transfer to the Personal Pension Account results in a dollar for dollar reduction to Premium Payments as well as all previous Anniversary Values up to the PPA Transfer Limit of $7,850 and then a factor of 0.98539 is applied. The factor of 0.98539 is derived by 1-(A/(B-C)): A is the amount transferred in excess of the PPA Transfer Limit $2,145; B is the Contract Value prior to the transfer $155,039; and C is the PPA Transfer Limit less any previous transfers to the PPA that contract year $7,850.
(8)Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.
(9)Is the Maximum Anniversary Value as adjusted by subsequent Premium Payments, transfers to/from Personal Pension Account, and partial Surrenders.
APP A-17

(10)Premium Payments of $150,000 are adjusted by the transfer to the PPA of $10,000.
Example 4: Maximum Anniversary Value V Rider Charge Example - Assume the Maximum Anniversary Value is $102,120.00 and Premium Payments is $100,000. The current rider charge is 0.75%.
The current rider charge is assessed on the greater of the Maximum Anniversary Value or Premium Payments; therefore, the rider charge is $766, or $102,120 x 0.75%.
Example 5: A proportional reduction, in the form of a factor, is applied when a transfer to the Personal Pension Account in excess of the Transfer Limit occurs or when a partial Surrender is made.
The formula to calculate the proportional factor is 1 - ( A / B ):
A = The amount of the Surrender or transfer that exceeds a permissible limit, and
B = The Contract Value immediately prior to the transaction.
This example illustrates the impact of a transfer to the PPA in excess of the PPA Transfer Limit on the Maximum Anniversary Value V optional death benefit. Assume an amount equal to the PPA Transfer Limit has already been transferred during the Contract Year, and an additional amount of $10,000 is transferred to the PPA during the same Contract Year. Assume there have been no Surrenders and no prior excess transfers to the PPA.
Values immediately prior to the partial Surrender:
•Your Contract Value is $140,000.
•Your total Premium Payments are $120,000.
•Your Maximum Anniversary Value V component of your Death Benefit is $150,000.
•Your Personal Pension Account Benefit Balance is $6,000.
The factor for this transaction is 0.92857 and was derived from: 1 - ($10,000/$140,000).
Values after the partial Surrender:
•Your Contract Value is $130,000.
•Your total Premium Payments are $120,000.
•Your Premium Payments adjusted for partial Surrenders and excess transfers to the PPA are $111,429.
•Your Maximum Anniversary Value V component of your death benefit is $139,286.
•Your PPA Benefit Balance is $16,000.
Return of Premium V Examples
Example 1: Assume your initial Premium Payment is $100,000. In Contract Year 2 you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you transfer $7,500.00, an amount equal to the Personal Pension Account Transfer Limit, to the Personal Pension Account. In Contract Year 5 you take a partial Surrender for $10,000.

Contract Year*	Contract Value(1)(2)	PPA Transfer Limit(3)	Premium Payments	Guaranteed Minimum Death Benefit at End of Each Contract Year
—	$100,000		$100,000	$100,000
1	102,120	$5,000	100,000	102,120
2	157,001	5,000	150,000(4)	157,001
3	147,539	7,500	142,500(5)	147,539
4	134,408	7,125	142,500	142,500
5	130,658	7,125	132,369(6)	132,369
*    Contract Year “0” represents your Contract issue date.
(1)Does not reflect a Premium Based Charge, if applicable.
(2)Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and partial Surrender activity.
(3)The Transfer Limit set at each Contract Anniversary will equal 5% of Premium Payment(s).
(4)Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.
(5)Premium Payments of $150,000 are adjusted by the transfer to the PPA of $7,500.
(6)The $10,000 partial Surrender results in a factor of 0.92890 being applied to Premium Payments. After multiplying the factor of 0.92890 to $142,500, the adjusted Premium Payments equal $132,369. The factor of 0.92890 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $140,658).
APP A-18

Example 2: Assume the same facts as the example above, except that in Contract Year 3 you transfer $10,000, an amount in excess of the PPA Transfer Limit, to the Personal Pension Account.

Contract Year*	Contract Value(1)(2)	PPA Transfer Limit(3)	Premium Payments	Minimum Guaranteed Death Benefit at End of Each Contract Year
1	102,120	$5,000	100,000	102,120
2	157,001	5,000	150,000(4)	157,001
3	145,039	7,500	140,085(5)	145,039
4	132,130	7,004	140,085	140,085
5	128,274	7,004	129,954(6)	129,954
*    Contract Year “0” represents your Contract issue date.
(1)Does not reflect a Premium Based Charge, if applicable.
(2)Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and partial Surrender activity.
(3)The Transfer Limit set at each Contract Anniversary will equal 5% of Premium Payment(s).
(4)Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.
(5)The $10,000 transfer to the PPA results in a dollar-for-dollar reduction to Premium Payments as well as all previous Anniversary Values up to the PPA Transfer Limit of $7,500 and then a factor of 0.98305 is applied. The factor of 0.98305 is derived by 1-(A/(B-C)): A is the amount transferred in excess of the PPA Transfer Limit $2,500; B is the Contract Value prior to the transfer $155,039; and C is the Personal Pension Account Transfer Limit less any previous transfers to the PPA that Contract Year $7,500.
(6)The $10,000 partial Surrender results in a factor of 0.92890 being applied to Premium Payments. After multiplying the factor of 0.92768 to $140,085, the adjusted Premium Payments equal $129,954. The factor of 0.92768 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $138,274).
Example 3: A proportional reduction, in the form of a factor, is applied when a transfer to the Personal Pension Account in excess of the Transfer Limit occurs or when a partial Surrender is made.
The formula to calculate the proportional factor is 1 - ( A / B ):
A = The amount of the surrender or transfer that exceeds a permissible limit, and
B = The Contract Value immediately prior to the transaction.
This example illustrates the impact of a partial Surrender on ROP V in a down market. Assume a partial Surrender taken in Contract Year 2 equals $5,000. All Surrenders reduce your ROP V Death Benefit value on a proportional basis.
Values immediately prior to the partial Surrender:
•Your Contract Value is $85,000.
•Your total Premium Payments are $100,000.
•Your ROP V Death Benefit value is $100,000.
The factor for this transaction is 0.94117 and was derived from: 1 - ($5,000/$85,000).
Values after the partial Surrender:
•Your Contract Value is $80,000.
•Your total Premium Payments are $100,000.
•Your ROP V Death Benefit value is $94,118.
APP A-19

Maximum Daily Value Examples
Example 1: Assume your initial Premium Payment is $100,000. On the 2nd Friday, you make an additional Premium Payment of $50,000

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit(2)
Monday	$100,000	$100,000	$100,000	$100,000
Tuesday	98,105	100,000	100,000	100,000
Wednesday	98,887	100,000	100,000	100,000
Thursday	101,321(3)	101,321(3)	100,000	101,321
Friday	101,895(3)	101,895(3)	100,000	101,895
Monday	103,676(3)	103,676(3)	100,000	103,676
Tuesday	105,460(3)	105,460(3)	100,000	105,460
Wednesday	105,120	105,460	100,000	105,460
Thursday	103,895	105,460	100,000	105,460
Friday	155,108(4)	155,460(4)	150,000(4)	155,460(4)
(1)Does not reflect Premium Based Charge, if applicable.
(2)The Death Benefit under Maximum Daily Value pays the greatest value of (A) the Maximum Daily Value, adjusted for partial Surrenders and Transfers to the PPA; (B) the Premium Payments, adjusted for partial Surrenders and Transfers to the PPA; or (C) the Contract Value, less Premium Based Charge, if applicable.
(3)The Maximum Daily Value component is equal to the greater of the Contract Value or the Maximum Daily Value as of the prior Valuation Day.
(4)The additional Premium Payment increases the Maximum Daily Value and Premium Payments components on a dollar-for-dollar basis.
Example 2: Assume you take a partial Surrender of $5,000 on the following Tuesday (prior to the partial Surrender, the Contract Value was $103,385).

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit
Monday	$102,568	$105,460	$100,000	$105,460
Tuesday	98,385	100,360(2)	95,164(2)	100,360
Wednesday	99,887	100,360	95,164	100,360
Thursday	99,460	100,360	95,164	100,360
Friday	101,052	101,052(3)	95,164	101,052
(1)Does not reflect Premium Based Charge, if applicable.
(2)The partial Surrender adjusts the Maximum Daily Value and Premium Payments components each by a factor of 0.95164. The factor is derived as [ 1 - ( $5,000 / $103,385 ) ].
(3)The Maximum Daily Value continues to increase any day that the Contract Value exceeds the Maximum Daily Value as of the prior Valuation Day.
APP A-20

Example 3: Assume the same facts as above, and that you have elected Daily Lock Income Benefit and have a Lifetime Benefit Payment available of $5,677 when you take the partial Surrender of $5,000.

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit
Monday	$102,568	$105,460	$100,000	$105,460
Tuesday	98,385	100,460(2)	95,000(2)	100,460
Wednesday	99,887	100,460	95,000	100,460
Thursday	99,460	100,460	95,000	100,460
Friday	101,052	101,052	95,000	101,052
(1)Does not reflect Premium Based Charge, if applicable.
(2)The partial Surrender adjusts the Maximum Daily Value and Premium Payments components each by the dollar amount of the partial Surrender.
Example 4: Assume the same facts as Example 3, but instead of a partial Surrender you transfer $5,000 to the PPA on Tuesday. This is an amount equal to the applicable PPA Transfer Limit. Then, on Thursday and during the same Contract Year, you Transfer another $5,000 to the PPA (prior to this second Transfer, the Contract Value is $99,460).

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit
Monday	$102,568	$105,460	$100,000	$105,460
Tuesday	98,385	100,460(2)	95,000(2)	100,460
Wednesday	99,887	100,460	95,000	100,460
Thursday	94,460	95,410(3)	90,224(3)	95,410
Friday	96,052	96052	90,224	96,052
(1)Does not reflect Premium Based Charge, if applicable.
(2)The Transfer to PPA adjusts the Maximum Daily Value and Premium Payments components each by the dollar amount of the Transfer.
(3)The Transfer to PPA adjusts the Maximum Daily Value and Premium Payments components each by a factor of 0.94973. The factor is derived as [ 1 - ($5,000 / $99,460) ].
Legacy Lock Examples
Your Legacy Lock is the greatest of Return of Premium V or Enhanced Return of Premium.
Example 1: Assume your initial Deposit is $100,000. At the end of Contract Year 1, you Surrender $5,300, which is equal to the Future6 or Daily Lock Income Benefit Lifetime Benefit Payment. In Contract Year 3, you Surrender $7,000, which is greater than the Lifetime Benefit Payment of $5,300.

		After Transaction
Contract Year*	Contract Value Prior to Transactions(1)(2)	Contract Value	Premium Payments Component of ROP V	Enhanced Return of Premium component of Legacy Lock	Legacy Lock(1)
0	$100,000	$100,000	$100,000	$100,000	$100,000
1	102,120	$96,820	94,810(3)	100,000(3)	$100,000
2	101,448	$101,448	94,810	100,000	$101,448
3	100,180	$93,180	88,185(4)	98,208(4)	$98,208
4	84,887	$84,887	88,185	98,208	$98,208
5	93,851	$93,851	88,185	98,208	$98,208
*    Contract Year “0” represents your Contract issue date
(1)Does not reflect a Premium Based Charge, if applicable.
(2)Assumes annual performance on the Contract Value, as well as partial Surrenders.
(3)As a result of the Surrender, the Return of Premium V is adjusted by a proportional factor of 0.94810. This factor is derived by 1- (A / B): A is the amount of the Surrender; and B is the Contract
APP A-21

Value prior to the Surrender. Because the Surrender did not exceed the Lifetime Benefit Payment, the Legacy Lock is not adjusted.
(4)As a result of the Surrender, the Return of Premium V is adjusted by a proportional factor of 0.93013. This factor is derived by 1 - (A / B): A is the amount of the Surrender; and B is the Contract Value prior to the Surrender. Because the Surrender was in excess of the Lifetime Benefit Payment, the Legacy Lock is adjusted by a proportional factor of 0.98208. This factor is derived by 1 - (A/(B-C)): A is the amount Surrendered in excess of the Lifetime Benefit Payment; B is the Contract Value prior to the Surrender; and C is the available Lifetime Benefit Payment prior to the Surrender.
Example 2: Assume your initial Deposit is $100,000. In Contract Year 2, you transfer $10,000 to the PPA; this amount is in excess of the PPA Transfer Limit of $5,600.

		After Transaction
Contract Year*	Contract Value Prior to Transactions(1)(2)	Contract Value	Premium Payments Component of ROP V	Enhanced Return of Premium component of Legacy Lock	Legacy Lock(1)
0	$100,000	$100,000	$100,000	$100,000	$100,000
1	102,120	$102,120	100,000	100,000	$102,120
2	107,001	$97,001	90,304(3)	90,304(3)	$97,001
3	95,789	$95,789	90,304	90,304	$95,789
4	87,264	$87,264	90,304	90,304	$90,304
5	96,479	$96,479	90,304	90,304	$96,479
*    Contract Year “0” represents your Contract issue date.
(1)Does not reflect a Premium Based Charge, if applicable.
(2)Assumes annual performance on the Contract Value, as well as partial Surrender activity.
(3)As a result of the transfer, both the Return of Premium V and Legacy Lock are adjusted. Each amount is first adjusted for the amount that does not exceed the PPA Transfer Limit ($5,600). Then, each value is adjusted by a proportional factor of 0.95660. This factor is derived as 1 - (A/(B-C)): A is the amount transferred in excess of the PPA Transfer Limit; B is the Contract Value prior to the transfer; and C is the amount of the available PPA Transfer Limit prior to the transaction.
Safety Plus Examples
Example 1: Assume your initial Premium Payment is $100,000. Prior to your first Contract Anniversary, you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you apply an additional subsequent Premium Payment of $15,000.

Contract Year*	Contract Value(1)(2)	Premium Payments	Guaranteed Accumulation Benefit	Credit to Contract Value, if any
0	$100,000	$100,000	$100,000
0.5	145,000	150,000	150,000(3)
1	146,450	150,000	150,000
2	158,166	150,000	150,000
3	182,656(4)	165,000(4)	150,000(4)
4	160,737	165,000	150,000
5	152,700	165,000	150,000
6	166,443	165,000	150,000
7	174,766	165,000	150,000
8	157,289	165,000	150,000
9	143,133	165,000	150,000
10	135,976	165,000	150,000	$ 14,024(5)
*    Contract Year “0” represents your Contract issue date.
(1)Does not reflect a Premium Based Charge, if applicable.
(2)Assumes annual performance on the Contract Value, as well as subsequent Premium Payment activity.
APP A-22

(3)The Guaranteed Accumulation Benefit of $100,000 is adjusted by the subsequent Premium Payment in the first Contract Year of $50,000.
(4)The Guaranteed Accumulation Benefit of $150,000 is not adjusted by the subsequent Premium Payment in the third Contract Year of $15,000.
(5)On the rider maturity date, a credit equal to the difference in the Contract Value and the Guaranteed Accumulation Benefit is applied to the Contract Value to bring the Contract Value equal to the Guaranteed Accumulation Benefit $150,000.
Example 2: Assume your initial Premium Payment is $100,000. In Contract Year 1 you transfer $5,000, an amount equal to the PPA Transfer Limit, to the PPA. After the rider maturity date, but prior to the eleventh Contract Anniversary, you transfer an amount equal to your Contract Value to the PPA.

Contract Year*	Contract Value(1)(2)	Guaranteed Accumulation Benefit	Credit to Contract Value, if any	PPA Accumulation Balance(3)
0	$100,000	$100,000		$5,000
1	90,950	95,000(4)		5,150
2	98,226	95,000		5,304
3	104,119	95,000		5,464
4	91,625	95,000		5,627
5	87,044	95,000		5,796
6	94,878	95,000		5,970
7	99,622	95,000		6,149
8	105,101	95,000		6,334
9	98,690	95,000		6,524
10	95,729	95,000	$ 0(5)	6,720
11	0	0		111,064(6)
*    Contract Year “0” represents your Contract issue date.
(1)Does not reflect a Premium Based Charge, if applicable.
(2)Assumes annual performance on the Contract Value, as well as transfer to the PPA activity.
(3)Assumes a Credited Interest Rate of 3% is applied to the PPA Accumulation Balance.
(4)The Guaranteed Accumulation Benefit of $100,000 is adjusted by the transfer to the PPA in the first Contract Year of $5,000.
(5)On the rider maturity date, a credit is not applied to the Contract Value since the Contract Value exceeds the Guaranteed Accumulation Benefit.
(6)An amount equal to $104,345 is transferred to the PPA; this amount is equal to the entire Contract Value and assumes investment performance of 9.0% since the 10th Contract Anniversary. $95,000 of the total $104,345 transferred will receive maximum guaranteed Payout Purchase Rates with a one-time increase to the Payout Purchase Rate (referred to as an Income Enhancer). The remaining $9,345 transferred will receive then current maximum guaranteed Payout Purchase Rates. Please Section 7, Safety Plus, “Does your Benefit Base Change Under the Rider.”
Example 3: Assume an initial contribution of $100,000, and during Contract Year 4 you make a partial Surrender of$7,000.

Contract Year*	Contract Value(1)(2)	Partial Surrender	Guaranteed Accumulation Benefit
0	$100,000	$0	$100,000
1	93,000	—	100,000
2	84,630	—	100,000
3	88,862	—	100,000
4	94,193	$7,000	92,568(2)
5	97,961	—	92,568
6	96,002	—	92,568
7	102,722	—	92,568
APP A-23

8	110,940	—	92,568
9	105,393	—	92,568
10	106,447	—	92,568(3)
*    Contract Year “0” represents your Contract issue date.
(1)Does not reflect a Premium Based Charge, if applicable
(2)The partial Surrender of $7,000 reduces the Guaranteed Accumulation Benefit by a factor of 0.92568, The factor is derived from 1 - ($7,000 / $94,193).
(3)Because the Guaranteed Accumulation Benefit is less than the Contract Value on the tenth Anniversary, there would be no adjustment applied. The Safety Plus rider would subsequently terminate.
Example 4: A proportional reduction, in the form of a factor, is applied when a transfer to the PPA in excess of the Transfer Limit occurs or when a partial Surrender is made. The formula to calculate the proportional factor is 1 - (A / B):
A = The amount of the surrender or transfer that exceeds a permissible limit, and
B = The Contract Value immediately prior to the transaction.
This example illustrates the impact of a partial surrender on the Safety Plus rider in a down market. Assume a partial Surrender taken in Contract Year 4 equals $8,000. All surrenders reduce the Guaranteed Accumulation Benefit value on a proportional basis.
Values immediately prior to the partial Surrender:
•Your Contract Value is $90,000.
•Your total Premium Payments are $100,000.
•Your Guaranteed Accumulation Benefit value is $100,000.
The factor for this transaction is 0.911111 and was derived from: 1 - ($8,000/$90,000).
Values after the partial Surrender:
•Your Contract Value is $82,000.
•Your total Premium Payments are $100,000.
•Your Guaranteed Accumulation Benefit value is $91,111.
Future5 and Future6 Examples
Future 5 and Future6 operate similarly except vary by Deferral Bonus, fees and investment restrictions. The following benefit features illustrated below apply to Future5 and Future6 interchangeably.
Example 1: Assume your initial Premium Payment is $100,000. Your Contract Value, Payment Base and Bonus Base are all equal to $100,000. You have elected Future5 - Single Life, and based on your age of 60 you initial Withdrawal Percentage is at 4%. In Contract Years 7, 9, 11 and 12 you take partial Surrender of the amount equal to your available Lifetime Benefit Payment. In Contract Year 10, you take a partial Surrender of $10,000.

Contract Year*	Age	Contract Value(1)(2)	Deferral Bonus	Withdrawal Percentage	Lifetime Benefit Payment	Surrender Amount	Payment Base at End of Each Contract Year	Bonus Base at End of Each Contract Year
0	60	$100,000	$0	4%	$4,000	$0	$100,000	$100,000
1	61	93,930	5,000	4%	4,200	0	105,000(3)	100,000
2	62	101,632	5,000	4%	4,400	0	110,000	100,000
3	63	106,694	5,000	4%	4,600	0	115,000	100,000
4	64	118,408	5,000	4%	4,800	0	120,000	100,000
5	65	125,726	5,000	5%	6,286(4)	0	125,726(5)	125,726(5)
6	66	137,306	6,286	5%	6,865	0	137,306	137,306
7	67	127,722	6,865	5%	7,209	7,209(6)	144,171	0(6)
8	68	126,683	0	5%	7,209	0	144,171	0
9	69	134,538	0	5%	7,209	7,209	144,171	0
10	70	138,025	0	5%	7,209	10,000(7)	141,094(7)	0
11	71	140,955	0	5%	7,055	7,055	141,094	0
12	72	141,319	0	5%	7,066	7,066	141,319	0
*     Contract Year “0” represents your Contract issue date.
APP A-24

(1)    Assumes annual performance on the Contract Value and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.
(2)     Does not reflect a Premium Based Charge, if applicable.
(3)     The Deferral Bonus is applied to the Payment Base on Contract Anniversaries 1, 2, 3 and 4.
(4)     The Lifetime Benefit Payment increases as the result of the increases in the Payment Base. Additionally, because no Surrenders have been taken, the Withdrawal Percentage increases to 5% upon attaining the age of 65.
(5)     Applies a Market Increase to the Payment Base and the Bonus Base on Contract Anniversaries 5 and 6 because the Contract Value exceeds the Deferral Bonus Base.
(6)     A partial Surrender equal to the Lifetime Benefit Payment does not impact the Payment Base or Lifetime Benefit Payment, but as the first Surrender it resets the Bonus Base to $0 and there are no subsequent Deferral Bonus opportunities.
(7)     A partial Surrender of $10,000 is in excess of the Lifetime Benefit Payment; the Payment Base is reset by a factor of 0.97866 derived from 1 - ($2,791 / ($138,025 - $7,209)).
Example 2: Assume the election of Future5 and Maximum Anniversary Value V, with an initial Premium Payment of
$100,000 at age 65. In Contract Year 2, a transfer to the PPA equal to the Transfer Limit occurs. In Contract Year 4, a transfer in excess of the Transfer Limit occurs.

Contract Year*	Contract Value(1)	Future5 Payment Base at Beginning of Each Contract Year	MAV V Death Benefit at Beginning of Each Contract Year	PPA Transfer Limit / Lifetime Benefit Payment(2)	Transfer to PPA	Future5 Payment Base at End of Each Contract Year	MAV V Death Benefit at End of Each Contract Year
0	$100,000	$100,000	100,000	$5,000	$0	$100,000	$100,000
1	93,930	105,000	100,000	5,250	0	105,000	100,000
2	101,632	110,000	101,632	5,500	5,500(3)	104,500	96,132
3	100,920	109,500	100,920	5,475	0	109,500	100,920
4	112,001	114,500	112,001	5,725	10,000(4)	104,399(4)	102,001(4)
5	108,304	108,304	108,304	5,415	0	108,304	108,304
6	118,279	118,279	118,279	5,914	0	118,279	118,279
7	110,023	118,279	118,279	5,914	0	118,279	118,279
8	115,656	118,279	118,279	5,914	0	118,279	118,279
(1)     Assumes annual performance on the Contract Value as well as transfers to/from PPA. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.
(2)     When Future5 is elected and the Lifetime Eligible Income Date has been attained, the prevailing PPA Transfer Limit for both optional benefits is equal to the Lifetime Benefit Payment. This is because the Future5 or Future6 Transfer Limit always prevails over any optional Death Benefit Transfer Limits.
(3)     The transfer of $5,500 equals the PPA Transfer Limit; the Future5 Payment Base and MAV V Death Benefit is reduced by the dollar amount of the transfer.
(4)     The transfer of $10,000 exceeds the PPA Transfer Limit; the Future5 Payment Base is first reduced by the dollar amount up to the PPA Transfer Limit, and then by a factor of 0.95977 (Derived from 1 - (($10,000 - $5,725) / ($112,001 - $5,725)). The MAV V is similarly reset, first by the dollar amount up to the Transfer Limit, and then by the same factor of 0.95977. This transaction also resets the Bonus Base to $0
(5)    Does not reflect a Premium Based Charge, if applicable.
Example 3: A proportional reduction, in the form of a factor, is applied when a transfer is made to the PPA in excess of the PPA Transfer Limit occurs, or when a partial Surrender is taken in excess of the Threshold Payment or Lifetime Benefit Payment, if applicable. The factor can be calculated as 1 - (A / ( B − C):
A = The amount of the surrender or transfer that exceeds the Threshold Payment, Lifetime Benefit Payment, or Transfer Limit,
B = The Contract Value immediately prior to the transaction, and
APP A-25

C = The remaining Threshold Payment, Lifetime Benefit Payment or Transfer Limit immediately prior to the transaction.
This example illustrates the impact of a transfer to the PPA in excess of the PPA Transfer Limit on with Future5 or Future6. Assume an amount equal to the PPA Transfer Limit has already been transferred during the Contract Year, and an additional amount of $15,000 is transferred to the PPA during the same Contract Year. Assume there have been no Surrenders and no prior excess transfers to the PPA.
Values immediately prior to the partial Surrender:
•Your Contract Value is $200,000.
•Your total Premium Payments are $180,000.
•Your Payment Base is $225,000.
•Your Deferral Bonus Base is $210,000.
•Your Personal Pension Account Benefit Balance is $10,000.
The factor for this transaction is 0.9250 and was derived from: 1 - ($15,000/$200,000).
Values after the partial Surrender:
•Your Contract Value is $185,000.
•Your total Premium Payments are $180,000.
•Your Payment Base is $208,125.
•Your Deferral Bonus Base is $0.
•Your PPA Benefit Balance is $25,000.
Daily Lock Income Benefit Examples
Example 1: Assume your initial Premium Payment is $100,000, you are age 67, and you elected Daily Lock Income Benefit - Single Life Option. No partial Surrenders have occurred.

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit(2)
Monday	$100,000	$100,000	$100,000	$100,000	$5,000	$5,000
Tuesday	98,105	100,000	100,000	100,000	5,000	5,000
Wednesday	98,887	100,000	100,000	100,000	5,000	5,000
Thursday	101,321	101,321(3)	100,000	100,000	5,066(3)	5,000
Friday	101,895	101,895(3)	100,000	100,000	5,094(3)	5,000
Monday	103,676	103,676(3)	100,000	100,000	5,183(3)	5,000
Tuesday	105,460	105,460(3)	100,000	100,000	5,273(3)	5,000
Wednesday	105,120	105,460	100,000	100,000	5,273	5,000
Thursday	103,895	105,460	100,000	100,000	5,273	5,000
Friday	105,108	105,460	100,000	100,000	5,273	5,000
(1)     Does not reflect Premium Based Charge, if applicable.
(2)     PPA Transfer Limit does not increase due to Market Increases.
(3)     When the Contract Value exceeds the Payment Base as of the prior Valuation Day, the Payment Base increases. As no partial Surrender has occurred, the Lifetime Benefit Payment also increases.
Example 2: Assume the same facts as above, and the next Tuesday is the first Contract Anniversary.

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit
Monday	$102,568	$105,460	$100,000	$100,000	$5,273	$5,000
Tuesday	104,385	106,000(2)	106,000	100,000	5,300	5,300(3)
Wednesday	105,887	106,000	106,000	100,000	5,300	5,300
Thursday	105,460	106,000	106,000	100,000	5,300	5,300
Friday	107,459	107,459	106,000	100,000	5,373	5,300
(1)     Does not reflect Premium Based Charge, if applicable.
(2)     On the Contract Anniversary, a Deferral Bonus increase occurs because the sum of the Anniversary Payment Base as of the prior Valuation Day ($100,000) plus 6% of the Deferral Bonus Base as of the
APP A-26

prior Valuation Day ($6,000) exceeds both the Payment Base as of the prior Valuation Day and the current Contract Value.
(3)     The PPA Transfer Limit is set on the Contract Anniversary to equal the applicable Withdrawal Percent (5%) times the Payment Base.
Example 3: Assume the same facts as above, and the next Thursday is the second Contract Anniversary. Additionally, on Wednesday of the following week you take your first partial Surrender of $473 that represents one-twelfth of your Lifetime Benefit Payment (prior to the partial Surrender, the Contract Value was $112,931).

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit
Monday	$110,941	$110,941	$106,000	$100,000	$5,547	$5,300
Tuesday	112,576	112,576	106,000	100,000	5,629	5,300
Wednesday	111,892	112,576	106,000	100,000	5,629	5,300
Thursday	113,540(2)	113,540(2)	113,540	113,540(2)	5,677	5,677
Friday	112,137	113,540	113,540	113,540	5,677	5,677
Monday	111,244	113,540	113,540	113,540	5,677	5,677
Tuesday	111,509	113,540	113,540	113,540	5,677	5,677
Wednesday	112,458	113,540	113,540	0(3)	5,677	5,677
Thursday	112,044	113,540	113,540	0	5,677	5,677
Friday	114,286	114,286(4)	113,540	0	5,677(4)	5,677
(1)     Does not reflect Premium Based Charge, if applicable.
(2)     On the Contract Anniversary, the Contract Value exceeds both the Payment Base as of the prior Valuation Day and the sum of the Anniversary Payment Base as of the prior Valuation Day ($106,000) plus 6% of the Deferral Bonus Base as of the prior Valuation Day ($6,000). There is no Deferral Bonus increase applied, but the Deferral Bonus Base increases to the Payment Base.
(3)     The Deferral Bonus Period terminates upon the partial Surrender, and the Deferral Bonus Base is zero.
(4)     Market Increases continue to occur to the Payment Base; however, following the first partial Surrender, the Lifetime Benefit Payment amount does not increase due to the Market Increase.
Example 4: Assume the same facts as above, but instead you make a partial Surrender of $10,000 instead of one-twelfth of the Lifetime Benefit Payment.

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit
Monday	$111,244	$113,540	$113,540	$113,540	$5,677	$5,677
Tuesday	111,509	113,540	113,540	113,540	5,677	5,677
Wednesday	103,404	108,964(2)	108,964(2)	0(2)	5,459(2)	5,459(2)
Thursday	102,517	108,964	108,964	0	5,459	5,459
Friday	104,759	108,964	108,964	0	5,459	5,459
(1)     Does not reflect Premium Based Charge, if applicable.
(2)     The partial Surrender in excess of the Lifetime Benefit Payment adjusts the Payment Base and the Anniversary Payment Base by a factor of 0.95969. The factor is derived as [1 - ( ($10,000 − $5,677) / ($112,931 - $5,677) ) ]. Upon the excess partial Surrender, the Lifetime Benefit Payment and PPA Transfer Limit values are reset. There is zero Lifetime Benefit Payment available.

APP A-27

Appendix B — Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in the SAI.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits.

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APP B-1

Talcott Resolution Life Insurance Company
B Shares

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.684	$19.316	$20.773	$18.084	$17.427	$17.317	$16.273	$14.087	$12.506	$12.609
Accumulation Unit Value at end of period	$24.622	$22.684	$19.316	$20.773	$18.084	$17.427	$17.317	$16.273	$14.087	$12.506
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	7	7	4	2	2	2	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.211	$28.718	$34.125	$30.436	$24.549	$26.201	$24.206	$17.702	$15.039	$15.120
Accumulation Unit Value at end of period	$35.027	$34.211	$28.718	$34.125	$30.436	$24.549	$26.201	$24.206	$17.702	$15.039
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	3	2	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.557	$19.751	$20.201	$15.614	$15.082	$14.520	$13.158	$10.273	$9.111	$9.258
Accumulation Unit Value at end of period	$35.533	$26.557	$19.751	$20.201	$15.614	$15.082	$14.520	$13.158	$10.273	$9.111
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	5	5	5	5	6	6	2	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.528	$19.139	$22.132	$19.985	$16.391	$16.763	$14.515	$11.247	$9.740	$9.575
Accumulation Unit Value at end of period	$24.639	$24.528	$19.139	$22.132	$19.985	$16.391	$16.763	$14.515	$11.247	$9.740
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	6	6	6	5	3	3	1
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.068	$18.293	$20.295	$18.814	$15.744	$16.511	$14.721	$11.269	$9.899	$9.621
Accumulation Unit Value at end of period	$23.109	$23.068	$18.293	$20.295	$18.814	$15.744	$16.511	$14.721	$11.269	$9.899
Number of Accumulation Units outstanding at end of period (in thousands)	52	55	76	79	86	111	118	134	150	27
American Funds Insurance Series® Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.870	$9.871	$10.908	$10.316	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.792	$11.870	$9.871	$10.908	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	13	20	22	—	—	—	—	—	—
American Funds Insurance Series® Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.697	$9.870	$10.023	$9.991	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.624	$10.697	$9.870	$10.023	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	14	—	—	—	—	—	—
American Funds Insurance Series® Capital World Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.435	$9.767	$9.992	$9.913	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.365	$10.435	$9.767	$9.992	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—
APP B-2

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.400	$9.547	$10.664	$10.431	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.372	$12.400	$9.547	$10.664	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	5	4	—	—	—	—	—	—
American Funds Insurance Series® Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.578	$9.646	$10.885	$10.558	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.169	$12.578	$9.646	$10.885	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—
American Funds Insurance Series® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.721	$10.587	$10.710	$10.466	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.682	$13.721	$10.587	$10.710	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	86	129	206	258	—	—	—	—	—	—
American Funds Insurance Series® Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.160	$10.525	$10.816	$10.481	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.807	$13.160	$10.525	$10.816	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	105	121	172	213	—	—	—	—	—	—
American Funds Insurance Series® International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.223	$9.209	$10.704	$10.501	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.674	$11.223	$9.209	$10.704	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	60	64	90	94	—	—	—	—	—	—
American Funds Insurance Series® New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.844	$9.255	$10.863	$10.669	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.509	$11.844	$9.255	$10.863	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.525	$20.295	$20.002	$15.143	$15.262	$14.409	$13.360	$10.081	$8.934	$9.182
Accumulation Unit Value at end of period	$37.295	$26.525	$20.295	$20.002	$15.143	$15.262	$14.409	$13.360	$10.081	$8.934
Number of Accumulation Units outstanding at end of period (in thousands)	7	10	14	16	23	24	27	45	62	4
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.427	$18.500	$20.112	$17.378	$15.071	$15.294	$14.114	$11.446	$10.295	$10.104
Accumulation Unit Value at end of period	$24.107	$23.427	$18.500	$20.112	$17.378	$15.071	$15.294	$14.114	$11.446	$10.295
Number of Accumulation Units outstanding at end of period (in thousands)	16	17	22	23	27	33	34	48	59	3
APP B-3

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.699	$12.565	$13.683	$12.112	$11.744	$11.941	$11.791	$10.372	$9.494	$9.712
Accumulation Unit Value at end of period	$17.629	$14.699	$12.565	$13.683	$12.112	$11.744	$11.941	$11.791	$10.372	$9.494
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	8	8	7	7	7	7	5	1
BlackRock Managed Volatility V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.138	$10.019	$10.041	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.399	$10.138	$10.019	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,544	1,701	1,959	—	—	—	—	—	—	—
BlackRock S&P 500 Index V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.033	$9.248	$9.783	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.098	$12.033	$9.248	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	142	189	268	—	—	—	—	—	—	—
Fidelity® VIP Contrafund® Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.242	$27.788	$29.958	$24.800	$23.171	$23.225	$20.937	$16.092	$13.946	$14.052
Accumulation Unit Value at end of period	$46.894	$36.242	$27.788	$29.958	$24.800	$23.171	$23.225	$20.937	$16.092	$13.946
Number of Accumulation Units outstanding at end of period (in thousands)	20	28	46	49	65	74	71	82	87	19
Fidelity® VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.077	$24.578	$29.026	$24.238	$21.797	$22.303	$21.171	$15.684	$13.779	$14.458
Accumulation Unit Value at end of period	$35.222	$30.077	$24.578	$29.026	$24.238	$21.797	$22.303	$21.171	$15.684	$13.779
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	12	10	11	12	8	7	6	1
Fidelity® VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.786	$15.269	$15.815	$14.801	$13.792	$14.156	$13.783	$13.868	$12.663	$12.638
Accumulation Unit Value at end of period	$17.871	$16.786	$15.269	$15.815	$14.801	$13.792	$14.156	$13.783	$13.868	$12.663
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	5	5	5	5	5	4	4	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.398	$15.090	$15.890	$14.599	$12.905	$13.988	$13.470	$11.908	$10.648	$10.518
Accumulation Unit Value at end of period	$17.385	$17.398	$15.090	$15.890	$14.599	$12.905	$13.988	$13.470	$11.908	$10.648
Number of Accumulation Units outstanding at end of period (in thousands)	6	16	21	21	14	14	22	20	15	2
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.840	$15.258	$17.316	$16.063	$14.433	$15.092	$14.385	$11.354	$10.089	$10.004
Accumulation Unit Value at end of period	$17.868	$18.840	$15.258	$17.316	$16.063	$14.433	$15.092	$14.385	$11.354	$10.089
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	3	3	3	3	3	2	1
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.659	$16.983	$18.817	$17.496	$15.189	$16.101	$15.140	$11.900	$10.489	$10.334
Accumulation Unit Value at end of period	$19.464	$20.659	$16.983	$18.817	$17.496	$15.189	$16.101	$15.140	$11.900	$10.489
Number of Accumulation Units outstanding at end of period (in thousands)	43	44	62	72	86	100	106	108	106	23
APP B-4

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.976	$21.802	$23.139	$19.343	$16.793	$17.561	$16.274	$12.641	$11.382	$11.105
Accumulation Unit Value at end of period	$32.200	$27.976	$21.802	$23.139	$19.343	$16.793	$17.561	$16.274	$12.641	$11.382
Number of Accumulation Units outstanding at end of period (in thousands)	19	22	31	39	49	51	54	56	56	12
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.174	$20.073	$23.225	$21.143	$16.355	$17.800	$17.831	$13.184	$11.221	$11.030
Accumulation Unit Value at end of period	$26.294	$25.174	$20.073	$23.225	$21.143	$16.355	$17.800	$17.831	$13.184	$11.221
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	2	2	2	2	1	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.182	$12.292	$12.655	$12.194	$11.379	$11.927	$11.798	$11.510	$10.283	$10.283
Accumulation Unit Value at end of period	$13.534	$13.182	$12.292	$12.655	$12.194	$11.379	$11.927	$11.798	$11.510	$10.283
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	18	20	19	20	20	18	15	2
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.367	$17.191	$18.642	$15.403	$14.731	$14.712	$13.834	$10.038	$8.559	$8.725
Accumulation Unit Value at end of period	$27.028	$22.367	$17.191	$18.642	$15.403	$14.731	$14.712	$13.834	$10.038	$8.559
Number of Accumulation Units outstanding at end of period (in thousands)	34	41	61	71	86	94	97	100	119	37
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.708	$23.108	$23.789	$19.686	$18.783	$17.736	$15.407	$11.447	$9.821	$9.796
Accumulation Unit Value at end of period	$35.934	$30.708	$23.108	$23.789	$19.686	$18.783	$17.736	$15.407	$11.447	$9.821
Number of Accumulation Units outstanding at end of period (in thousands)	10	—	—	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.173	$19.748	$21.048	$17.937	$15.756	$16.085	$14.368	$10.990	$9.763	$9.559
Accumulation Unit Value at end of period	$26.873	$25.173	$19.748	$21.048	$17.937	$15.756	$16.085	$14.368	$10.990	$9.763
Number of Accumulation Units outstanding at end of period (in thousands)	31	33	47	56	67	78	80	86	98	33
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.749	$11.768	$14.616	$11.770	$11.736	$11.621	$12.202	$10.127	$8.501	$8.756
Accumulation Unit Value at end of period	$17.596	$14.749	$11.768	$14.616	$11.770	$11.736	$11.621	$12.202	$10.127	$8.501
Number of Accumulation Units outstanding at end of period (in thousands)	25	32	46	47	62	74	69	69	79	20
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.248	$12.087	$12.278	$11.792	$11.389	$11.557	$11.007	$11.265	$10.570	$10.486
Accumulation Unit Value at end of period	$14.308	$13.248	$12.087	$12.278	$11.792	$11.389	$11.557	$11.007	$11.265	$10.570
Number of Accumulation Units outstanding at end of period (in thousands)	43	36	54	73	73	72	82	74	65	22
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.913	$9.731	$9.671	$9.657	$9.657	$9.729	$9.802	$9.876	$9.941	$9.949
Accumulation Unit Value at end of period	$9.974	$9.913	$9.731	$9.671	$9.657	$9.657	$9.729	$9.802	$9.876	$9.941
Number of Accumulation Units outstanding at end of period (in thousands)	21	—	—	—	—	—	—	—	13	—
APP B-5

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.562	$13.634	$14.711	$13.481	$12.168	$12.811	$12.198	$12.106	$11.013	$11.013
Accumulation Unit Value at end of period	$17.006	$15.562	$13.634	$14.711	$13.481	$12.168	$12.811	$12.198	$12.106	$11.013
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	6	7	4	11	5	4	4	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.368	$20.627	$22.969	$20.481	$18.737	$20.064	$18.726	$14.618	$12.950	$13.220
Accumulation Unit Value at end of period	$29.752	$26.368	$20.627	$22.969	$20.481	$18.737	$20.064	$18.726	$14.618	$12.950
Number of Accumulation Units outstanding at end of period (in thousands)	10	13	18	18	23	29	27	32	42	4
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.903	$9.806	$9.744	$9.777	$9.837	$9.901	$9.964	$9.993	$—	$—
Accumulation Unit Value at end of period	$9.860	$9.903	$9.806	$9.744	$9.777	$9.837	$9.901	$9.964	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	41	18	46	49	50	19	13	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.069	$16.536	$19.629	$16.098	$16.317	$16.864	$16.959	$14.378	$12.557	$12.871
Accumulation Unit Value at end of period	$23.808	$21.069	$16.536	$19.629	$16.098	$16.317	$16.864	$16.959	$14.378	$12.557
Number of Accumulation Units outstanding at end of period (in thousands)	38	45	65	65	82	86	85	88	88	31
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.520	$19.738	$22.474	$19.729	$17.548	$18.452	$17.829	$13.969	$12.711	$12.954
Accumulation Unit Value at end of period	$26.540	$24.520	$19.738	$22.474	$19.729	$17.548	$18.452	$17.829	$13.969	$12.711
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	3	3	3	3	3	3	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.210	$22.477	$26.702	$23.632	$21.268	$22.711	$22.392	$16.441	$14.560	$14.491
Accumulation Unit Value at end of period	$35.558	$28.210	$22.477	$26.702	$23.632	$21.268	$22.711	$22.392	$16.441	$14.560
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	5	5	5	5	4	4	3	1
Lord Abbett Bond Debenture Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.896	$17.667	$18.526	$17.074	$15.326	$15.666	$15.111	$14.061	$12.576	$12.486
Accumulation Unit Value at end of period	$21.211	$19.896	$17.667	$18.526	$17.074	$15.326	$15.666	$15.111	$14.061	$12.576
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	13	10	10	10	10	7	5	6
Lord Abbett Fundamental Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.152	$21.662	$23.740	$21.225	$18.458	$19.241	$18.075	$13.401	$12.198	$12.333
Accumulation Unit Value at end of period	$26.444	$26.152	$21.662	$23.740	$21.225	$18.458	$19.241	$18.075	$13.401	$12.198
Number of Accumulation Units outstanding at end of period (in thousands)	19	20	37	39	45	54	57	61	73	42
Lord Abbett Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.760	$21.167	$23.193	$20.590	$17.696	$18.336	$17.144	$12.697	$11.402	$11.603
Accumulation Unit Value at end of period	$26.283	$25.760	$21.167	$23.193	$20.590	$17.696	$18.336	$17.144	$12.697	$11.402
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-6

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$46.538	$33.998	$33.414	$25.657	$25.273	$23.707	$21.955	$16.190	$13.919	$14.277
Accumulation Unit Value at end of period	$60.818	$46.538	$33.998	$33.414	$25.657	$25.273	$23.707	$21.955	$16.190	$13.919
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS® New Discovery Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.580	$17.512	$17.935	$14.289	$13.219	$13.597	$14.794	$10.545	$8.779	$9.202
Accumulation Unit Value at end of period	$35.553	$24.580	$17.512	$17.935	$14.289	$13.219	$13.597	$14.794	$10.545	$8.779
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	3	3	2	—	—
MFS® Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.022	$13.755	$14.031	$13.555	$13.118	$13.281	$12.656	$12.905	$12.133	$12.058
Accumulation Unit Value at end of period	$16.144	$15.022	$13.755	$14.031	$13.555	$13.118	$13.281	$12.656	$12.905	$12.133
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	21	22	21	20	20	21	17	6
MFS® Total Return Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.981	$19.257	$20.592	$18.501	$17.113	$17.325	$16.111	$13.657	$12.391	$12.368
Accumulation Unit Value at end of period	$25.005	$22.981	$19.257	$20.592	$18.501	$17.113	$17.325	$16.111	$13.657	$12.391
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	3	2	3	3	2	1	—
MFS® Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.435	$25.208	$28.304	$24.277	$21.477	$21.821	$19.930	$14.794	$12.849	$12.809
Accumulation Unit Value at end of period	$33.262	$32.435	$25.208	$28.304	$24.277	$21.477	$21.821	$19.930	$14.794	$12.849
Number of Accumulation Units outstanding at end of period (in thousands)	29	32	45	48	63	75	82	96	99	24
PIMCO All Asset Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.567	$12.220	$13.008	$11.548	$10.295	$11.411	$11.433	$11.495	$10.078	$10.156
Accumulation Unit Value at end of period	$14.545	$13.567	$12.220	$13.008	$11.548	$10.295	$11.411	$11.433	$11.495	$10.078
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	10	10	10	11	12	12	12	10
PIMCO Global Managed Asset Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.653	$10.888	$11.611	$10.252	$9.929	$10.020	$9.645	$10.541	$9.754	$10.084
Accumulation Unit Value at end of period	$14.672	$12.653	$10.888	$11.611	$10.252	$9.929	$10.020	$9.645	$10.541	$9.754
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-7

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
PIMCO StocksPLUS® Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.277	$12.847	$14.487	$11.855	$11.075	$12.252	$12.221	$10.320	$9.462	$9.544
Accumulation Unit Value at end of period	$18.279	$16.277	$12.847	$14.487	$11.855	$11.075	$12.252	$12.221	$10.320	$9.462
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	19	19	26	29	28	43	53	3
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.697	$27.552	$30.304	$25.681	$22.745	$23.612	$21.095	$16.035	$13.528	$13.388
Accumulation Unit Value at end of period	$37.523	$35.697	$27.552	$30.304	$25.681	$22.745	$23.612	$21.095	$16.035	$13.528
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	3	3	4	4	4	1	—	30
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.933	$13.936	$13.701	$10.535	$10.156	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.092	$18.933	$13.936	$13.701	$10.535	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	45	67	102	119	155	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$38.450	$29.400	$32.038	$26.247	$23.577	$24.259	$21.435	$15.967	$13.756	$13.726
Accumulation Unit Value at end of period	$44.819	$38.450	$29.400	$32.038	$26.247	$23.577	$24.259	$21.435	$15.967	$13.756
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	28
Rational Insider Buying VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.166	$17.180	$18.630	$15.956	$14.468	$15.687	$16.122	$12.300	$10.096	$10.300
Accumulation Unit Value at end of period	$24.001	$21.166	$17.180	$18.630	$15.956	$14.468	$15.687	$16.122	$12.300	$10.096
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	3	3	9	8	9	—
Rational Trend Aggregation VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.237	$14.293	$15.075	$15.419	$14.508	$15.063	$13.763	$11.548	$10.427	$10.217
Accumulation Unit Value at end of period	$15.319	$15.237	$14.293	$15.075	$15.419	$14.508	$15.063	$13.763	$11.548	$10.427
Number of Accumulation Units outstanding at end of period (in thousands)	36	39	43	49	54	58	181	137	5	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.862	$11.508	$13.714	$11.836	$11.124	$11.995	$13.599	$11.140	$9.492	$9.770
Accumulation Unit Value at end of period	$12.608	$12.862	$11.508	$13.714	$11.836	$11.124	$11.995	$13.599	$11.140	$9.492
Number of Accumulation Units outstanding at end of period (in thousands)	48	51	63	64	77	85	87	81	81	16
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.600	$11.463	$11.323	$11.199	$10.958	$11.536	$11.418	$11.319	$9.909	$10.063
Accumulation Unit Value at end of period	$10.908	$11.600	$11.463	$11.323	$11.199	$10.958	$11.536	$11.418	$11.319	$9.909
Number of Accumulation Units outstanding at end of period (in thousands)	13	12	15	16	15	15	14	15	14	3
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.062	$14.937	$17.663	$15.019	$13.809	$14.873	$15.414	$11.876	$9.877	$10.050
Accumulation Unit Value at end of period	$17.910	$17.062	$14.937	$17.663	$15.019	$13.809	$14.873	$15.414	$11.876	$9.877
Number of Accumulation Units outstanding at end of period (in thousands)	46	52	69	75	98	108	113	105	105	24

APP B-8

C Shares

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.665	$19.464	$21.112	$18.535	$18.015	$18.053	$17.110	$14.937	$13.374	$13.499
Accumulation Unit Value at end of period	$24.393	$22.665	$19.464	$21.112	$18.535	$18.015	$18.053	$17.110	$14.937	$13.374
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
AB VPS Small/Mid Cap-Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.638	$31.018	$37.172	$33.437	$27.199	$29.277	$27.279	$20.119	$17.239	$17.351
Accumulation Unit Value at end of period	$37.194	$36.638	$31.018	$37.172	$33.437	$27.199	$29.277	$27.279	$20.119	$17.239
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.672	$18.506	$19.089	$14.880	$14.496	$14.074	$12.863	$10.128	$9.059	$9.215
Accumulation Unit Value at end of period	$32.731	$24.672	$18.506	$19.089	$14.880	$14.496	$14.074	$12.863	$10.128	$9.059
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	2	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.738	$17.894	$20.869	$19.005	$15.721	$16.215	$14.160	$11.065	$9.664	$9.511
Accumulation Unit Value at end of period	$22.649	$22.738	$17.894	$20.869	$19.005	$15.721	$16.215	$14.160	$11.065	$9.664
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.407	$17.121	$19.157	$17.911	$15.116	$15.988	$14.376	$11.099	$9.833	$9.567
Accumulation Unit Value at end of period	$21.263	$21.407	$17.121	$19.157	$17.911	$15.116	$15.988	$14.376	$11.099	$9.833
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-9

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.628	$9.752	$10.869	$10.291	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.425	$11.628	$9.752	$10.869	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Insurance Series® Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.478	$9.751	$9.987	$9.966	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.291	$10.478	$9.751	$9.987	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Insurance Series® Capital World Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.222	$9.649	$9.955	$9.889	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.038	$10.222	$9.649	$9.955	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Insurance Series® Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.147	$9.432	$10.625	$10.406	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.988	$12.147	$9.432	$10.625	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Insurance Series® Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.321	$9.530	$10.846	$10.533	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.705	$12.321	$9.530	$10.846	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Insurance Series® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.441	$10.460	$10.672	$10.440	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.088	$13.441	$10.460	$10.672	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Insurance Series® Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.892	$10.398	$10.777	$10.456	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.382	$12.892	$10.398	$10.777	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Insurance Series® International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.994	$9.098	$10.666	$10.476	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.310	$10.994	$9.098	$10.666	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-10

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.602	$9.143	$10.824	$10.643	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.092	$11.602	$9.143	$10.824	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.589	$18.975	$18.860	$14.401	$14.638	$13.938	$13.033	$9.918	$8.865	$9.121
Accumulation Unit Value at end of period	$34.281	$24.589	$18.975	$18.860	$14.401	$14.638	$13.938	$13.033	$9.918	$8.865
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.718	$17.296	$18.964	$16.526	$14.454	$14.794	$13.769	$11.261	$10.215	$10.037
Accumulation Unit Value at end of period	$22.158	$21.718	$17.296	$18.964	$16.526	$14.454	$14.794	$13.769	$11.261	$10.215
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.627	$11.747	$12.902	$11.518	$11.264	$11.550	$11.502	$10.205	$9.420	$9.648
Accumulation Unit Value at end of period	$16.204	$13.627	$11.747	$12.902	$11.518	$11.264	$11.550	$11.502	$10.205	$9.420
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Managed Volatility V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.978	$9.945	$10.027	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.148	$9.978	$9.945	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	8	—	—	—	—	—	—	—
BlackRock S&P 500 Index V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.844	$9.179	$9.769	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.759	$11.844	$9.179	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity® VIP Contrafund® Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.539	$28.255	$30.722	$25.649	$24.169	$24.432	$22.213	$17.219	$15.050	$15.180
Accumulation Unit Value at end of period	$46.879	$36.539	$28.255	$30.722	$25.649	$24.169	$24.432	$22.213	$17.219	$15.050
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	5	—
Fidelity® VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.808	$27.039	$32.205	$27.122	$24.599	$25.384	$24.302	$18.156	$16.088	$16.899
Accumulation Unit Value at end of period	$38.095	$32.808	$27.039	$32.205	$27.122	$24.599	$25.384	$24.302	$18.156	$16.088
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	—
APP B-11

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Fidelity® VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.736	$11.684	$12.205	$11.520	$10.826	$11.207	$11.005	$11.167	$10.283	$10.275
Accumulation Unit Value at end of period	$13.445	$12.736	$11.684	$12.205	$11.520	$10.826	$11.207	$11.005	$11.167	$10.283
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.331	$21.283	$22.603	$20.945	$18.672	$20.413	$19.825	$17.675	$15.940	$15.762
Accumulation Unit Value at end of period	$24.108	$24.331	$21.283	$22.603	$20.945	$18.672	$20.413	$19.825	$17.675	$15.940
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.627	$18.482	$21.153	$19.790	$17.934	$18.913	$18.181	$14.472	$12.970	$12.875
Accumulation Unit Value at end of period	$21.278	$22.627	$18.482	$21.153	$19.790	$17.934	$18.913	$18.181	$14.472	$12.970
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.120	$20.826	$23.273	$21.824	$19.107	$20.428	$19.372	$15.357	$13.651	$13.465
Accumulation Unit Value at end of period	$23.466	$25.120	$20.826	$23.273	$21.824	$19.107	$20.428	$19.372	$15.357	$13.651
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.860	$20.325	$21.756	$18.342	$16.060	$16.938	$15.830	$12.402	$11.262	$10.999
Accumulation Unit Value at end of period	$29.513	$25.860	$20.325	$21.756	$18.342	$16.060	$16.938	$15.830	$12.402	$11.262
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	7	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.862	$27.232	$31.777	$29.175	$22.761	$24.983	$25.240	$18.822	$16.155	$15.898
Accumulation Unit Value at end of period	$35.070	$33.862	$27.232	$31.777	$29.175	$22.761	$24.983	$25.240	$18.822	$16.155
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.149	$16.128	$16.747	$16.274	$15.315	$16.190	$16.152	$15.893	$14.319	$14.335
Accumulation Unit Value at end of period	$17.459	$17.149	$16.128	$16.747	$16.274	$15.315	$16.190	$16.152	$15.893	$14.319
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.735	$16.073	$17.578	$14.648	$14.129	$14.230	$13.496	$9.876	$8.493	$8.666
Accumulation Unit Value at end of period	$24.843	$20.735	$16.073	$17.578	$14.648	$14.129	$14.230	$13.496	$9.876	$8.493
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	3	3	3	4	7	—
APP B-12

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.467	$21.605	$22.431	$18.721	$18.015	$17.156	$15.030	$11.262	$9.744	$9.730
Accumulation Unit Value at end of period	$33.030	$28.467	$21.605	$22.431	$18.721	$18.015	$17.156	$15.030	$11.262	$9.744
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.336	$18.463	$19.846	$17.057	$15.111	$15.559	$14.016	$10.813	$9.687	$9.495
Accumulation Unit Value at end of period	$24.701	$23.336	$18.463	$19.846	$17.057	$15.111	$15.559	$14.016	$10.813	$9.687
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	3	3	4	6	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.672	$11.002	$13.782	$11.192	$11.256	$11.240	$11.903	$9.963	$8.435	$8.698
Accumulation Unit Value at end of period	$16.174	$13.672	$11.002	$13.782	$11.192	$11.256	$11.240	$11.903	$9.963	$8.435
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	2	2	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.281	$11.301	$11.577	$11.214	$10.923	$11.178	$10.737	$11.083	$10.488	$10.416
Accumulation Unit Value at end of period	$13.152	$12.281	$11.301	$11.577	$11.214	$10.923	$11.178	$10.737	$11.083	$10.488
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	1	12	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.190	$9.097	$9.119	$9.183	$9.262	$9.411	$9.563	$9.717	$9.864	$9.883
Accumulation Unit Value at end of period	$9.168	$9.190	$9.097	$9.119	$9.183	$9.262	$9.411	$9.563	$9.717	$9.864
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	4	4	5	2
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.442	$12.761	$13.886	$12.834	$11.682	$12.405	$11.912	$11.923	$10.939	$10.951
Accumulation Unit Value at end of period	$15.648	$14.442	$12.761	$13.886	$12.834	$11.682	$12.405	$11.912	$11.923	$10.939
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.823	$20.373	$22.879	$20.576	$18.984	$20.502	$19.298	$15.193	$13.574	$13.873
Accumulation Unit Value at end of period	$28.891	$25.823	$20.373	$22.879	$20.576	$18.984	$20.502	$19.298	$15.193	$13.574
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.364	$9.351	$9.371	$9.483	$9.623	$9.768	$9.914	$9.982	$—	$—
Accumulation Unit Value at end of period	$9.244	$9.364	$9.351	$9.371	$9.483	$9.623	$9.768	$9.914	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-13

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.553	$17.852	$21.371	$17.677	$18.070	$18.836	$19.104	$16.335	$14.387	$14.763
Accumulation Unit Value at end of period	$25.270	$22.553	$17.852	$21.371	$17.677	$18.070	$18.836	$19.104	$16.335	$14.387
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.100	$14.694	$16.874	$14.940	$13.401	$14.212	$13.850	$10.944	$10.043	$10.246
Accumulation Unit Value at end of period	$19.425	$18.100	$14.694	$16.874	$14.940	$13.401	$14.212	$13.850	$10.944	$10.043
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.808	$22.346	$26.772	$23.897	$21.690	$23.359	$23.228	$17.200	$15.362	$15.306
Accumulation Unit Value at end of period	$34.754	$27.808	$22.346	$26.772	$23.897	$21.690	$23.359	$23.228	$17.200	$15.362
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	—
Lord Abbett Bond Debenture Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.391	$20.947	$22.154	$20.592	$18.641	$19.217	$18.695	$17.544	$15.825	$15.729
Accumulation Unit Value at end of period	$24.726	$23.391	$20.947	$22.154	$20.592	$18.641	$19.217	$18.695	$17.544	$15.825
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Fundamental Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.271	$17.769	$19.639	$17.709	$15.531	$16.329	$15.470	$11.568	$10.619	$10.748
Accumulation Unit Value at end of period	$21.326	$21.271	$17.769	$19.639	$17.709	$15.531	$16.329	$15.470	$11.568	$10.619
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	2	—
Lord Abbett Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.386	$22.695	$25.080	$22.454	$19.463	$20.340	$19.179	$14.326	$12.974	$13.218
Accumulation Unit Value at end of period	$27.706	$27.386	$22.695	$25.080	$22.454	$19.463	$20.340	$19.179	$14.326	$12.974
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$47.429	$34.944	$34.637	$26.823	$26.647	$25.210	$23.546	$17.511	$15.183	$15.591
Accumulation Unit Value at end of period	$61.457	$47.429	$34.944	$34.637	$26.823	$26.647	$25.210	$23.546	$17.511	$15.183
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS® New Discovery Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.786	$16.373	$16.911	$13.588	$12.678	$13.152	$14.432	$10.374	$8.711	$9.140
Accumulation Unit Value at end of period	$32.680	$22.786	$16.373	$16.911	$13.588	$12.678	$13.152	$14.432	$10.374	$8.711
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-14

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.052	$13.900	$14.300	$13.933	$13.599	$13.885	$13.345	$13.723	$13.013	$12.946
Accumulation Unit Value at end of period	$16.039	$15.052	$13.900	$14.300	$13.933	$13.599	$13.885	$13.345	$13.723	$13.013
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	1	5	—
MFS® Total Return Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.377	$18.911	$20.394	$18.480	$17.239	$17.602	$16.508	$14.113	$12.914	$12.904
Accumulation Unit Value at end of period	$24.141	$22.377	$18.911	$20.394	$18.480	$17.239	$17.602	$16.508	$14.113	$12.914
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS® Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.765	$24.898	$28.195	$24.390	$21.761	$22.298	$20.539	$15.376	$13.469	$13.441
Accumulation Unit Value at end of period	$32.300	$31.765	$24.898	$28.195	$24.390	$21.761	$22.298	$20.539	$15.376	$13.469
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	2	—
PIMCO All Asset Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.577	$11.425	$12.266	$10.982	$9.874	$11.037	$11.153	$11.309	$10.000	$10.088
Accumulation Unit Value at end of period	$13.370	$12.577	$11.425	$12.266	$10.982	$9.874	$11.037	$11.153	$11.309	$10.000
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
PIMCO Global Managed Asset Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.729	$10.180	$10.948	$9.749	$9.523	$9.692	$9.409	$10.371	$9.679	$10.016
Accumulation Unit Value at end of period	$13.486	$11.729	$10.180	$10.948	$9.749	$9.523	$9.692	$9.409	$10.371	$9.679
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
PIMCO StocksPLUS® Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.089	$12.011	$13.660	$11.274	$10.622	$11.851	$11.922	$10.153	$9.389	$9.481
Accumulation Unit Value at end of period	$16.802	$15.089	$12.011	$13.660	$11.274	$10.622	$11.851	$11.922	$10.153	$9.389
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.033	$21.043	$23.342	$19.950	$17.820	$18.657	$16.811	$12.887	$10.965	$10.864
Accumulation Unit Value at end of period	$28.176	$27.033	$21.043	$23.342	$19.950	$17.820	$18.657	$16.811	$12.887	$10.965
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.366	$13.634	$13.518	$10.483	$10.145	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.096	$18.366	$13.634	$13.518	$10.483	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.517	$21.991	$24.169	$19.969	$18.091	$18.773	$16.729	$12.568	$10.920	$10.908
Accumulation Unit Value at end of period	$32.960	$28.517	$21.991	$24.169	$19.969	$18.091	$18.773	$16.729	$12.568	$10.920
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-15

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.163	$15.487	$18.614	$16.202	$15.358	$16.700	$19.096	$15.777	$13.557	$13.969
Accumulation Unit Value at end of period	$16.681	$17.163	$15.487	$18.614	$16.202	$15.358	$16.700	$19.096	$15.777	$13.557
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.962	$14.911	$14.855	$14.818	$14.622	$15.525	$15.497	$15.494	$13.680	$13.907
Accumulation Unit Value at end of period	$13.950	$14.962	$14.911	$14.855	$14.818	$14.622	$15.525	$15.497	$15.494	$13.680
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	8	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.423	$18.915	$22.558	$19.344	$17.938	$19.485	$20.366	$15.825	$13.274	$13.522
Accumulation Unit Value at end of period	$22.297	$21.423	$18.915	$22.558	$19.344	$17.938	$19.485	$20.366	$15.825	$13.274
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-16

I Shares

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.533	$19.969	$21.401	$18.565	$17.828	$17.654	$16.531	$14.260	$12.616	$12.714
Accumulation Unit Value at end of period	$25.633	$23.533	$19.969	$21.401	$18.565	$17.828	$17.654	$16.531	$14.260	$12.616
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.491	$29.689	$35.155	$31.246	$25.114	$26.710	$24.590	$17.920	$15.172	$15.247
Accumulation Unit Value at end of period	$36.466	$35.491	$29.689	$35.155	$31.246	$25.114	$26.710	$24.590	$17.920	$15.172
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.375	$20.288	$20.678	$15.926	$15.331	$14.707	$13.281	$10.333	$9.132	$9.275
Accumulation Unit Value at end of period	$36.755	$27.375	$20.288	$20.678	$15.926	$15.331	$14.707	$13.281	$10.333	$9.132
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.305	$19.676	$22.674	$20.403	$16.676	$16.994	$14.664	$11.323	$9.771	$9.602
Accumulation Unit Value at end of period	$25.509	$25.305	$19.676	$22.674	$20.403	$16.676	$16.994	$14.664	$11.323	$9.771
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.789	$18.799	$20.784	$19.199	$16.010	$16.732	$14.865	$11.340	$9.927	$9.644
Accumulation Unit Value at end of period	$23.914	$23.789	$18.799	$20.784	$19.199	$16.010	$16.732	$14.865	$11.340	$9.927
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Insurance Series® Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.971	$9.921	$10.925	$10.327	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.947	$11.971	$9.921	$10.925	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	1	—	—	—	—	—	—	—
American Funds Insurance Series® Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.788	$9.920	$10.038	$10.001	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.765	$10.788	$9.920	$10.038	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Insurance Series® Capital World Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.524	$9.816	$10.007	$9.923	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.502	$10.524	$9.816	$10.007	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-17

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.506	$9.595	$10.680	$10.442	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.534	$12.506	$9.595	$10.680	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Insurance Series® Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.685	$9.695	$10.902	$10.569	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.364	$12.685	$9.695	$10.902	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	1	—	—	—	—	—	—
American Funds Insurance Series® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.838	$10.640	$10.727	$10.476	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.931	$13.838	$10.640	$10.727	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—	—	—	—	—	—
American Funds Insurance Series® Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.273	$10.578	$10.832	$10.492	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.986	$13.273	$10.578	$10.832	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Insurance Series® International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.319	$9.255	$10.720	$10.512	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.827	$11.319	$9.255	$10.720	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	—	—	—	—	—	—
American Funds Insurance Series® New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.945	$9.301	$10.879	$10.679	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.684	$11.945	$9.301	$10.879	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.366	$20.865	$20.492	$15.460	$15.527	$14.608	$13.498	$10.149	$8.963	$9.207
Accumulation Unit Value at end of period	$38.612	$27.366	$20.865	$20.492	$15.460	$15.527	$14.608	$13.498	$10.149	$8.963
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	1
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.170	$19.020	$20.605	$17.741	$15.332	$15.505	$14.259	$11.523	$10.328	$10.132
Accumulation Unit Value at end of period	$24.958	$24.170	$19.020	$20.605	$17.741	$15.332	$15.505	$14.259	$11.523	$10.328
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	1
APP B-18

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.165	$12.917	$14.019	$12.366	$11.948	$12.105	$11.912	$10.442	$9.524	$9.739
Accumulation Unit Value at end of period	$18.251	$15.165	$12.917	$14.019	$12.366	$11.948	$12.105	$11.912	$10.442	$9.524
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Managed Volatility V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.204	$10.049	$10.048	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.504	$10.204	$10.049	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	4	—	—	—	—	—	—	—
BlackRock S&P 500 Index V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.113	$9.276	$9.789	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.241	$12.113	$9.276	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	—	—	—	—	—	—	—
Fidelity® VIP Contrafund® Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$37.599	$28.727	$30.863	$25.460	$23.704	$23.677	$21.269	$16.291	$14.069	$14.169
Accumulation Unit Value at end of period	$48.820	$37.599	$28.727	$30.863	$25.460	$23.704	$23.677	$21.269	$16.291	$14.069
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity® VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.204	$25.409	$29.903	$24.883	$22.299	$22.736	$21.507	$15.877	$13.900	$14.579
Accumulation Unit Value at end of period	$36.669	$31.204	$25.409	$29.903	$24.883	$22.299	$22.736	$21.507	$15.877	$13.900
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity® VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.415	$15.785	$16.292	$15.195	$14.109	$14.431	$14.002	$14.039	$12.774	$12.744
Accumulation Unit Value at end of period	$18.606	$17.415	$15.785	$16.292	$15.195	$14.109	$14.431	$14.002	$14.039	$12.774
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.040	$19.913	$20.896	$19.132	$16.852	$18.203	$17.468	$15.389	$13.712	$13.538
Accumulation Unit Value at end of period	$23.103	$23.040	$19.913	$20.896	$19.132	$16.852	$18.203	$17.468	$15.389	$13.712
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.474	$18.945	$21.424	$19.805	$17.733	$18.477	$17.551	$13.804	$12.224	$12.116
Accumulation Unit Value at end of period	$22.341	$23.474	$18.945	$21.424	$19.805	$17.733	$18.477	$17.551	$13.804	$12.224
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-19

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.552	$21.752	$24.017	$22.253	$19.251	$20.335	$19.055	$14.925	$13.109	$12.910
Accumulation Unit Value at end of period	$25.104	$26.552	$21.752	$24.017	$22.253	$19.251	$20.335	$19.055	$14.925	$13.109
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	—	—	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$37.859	$29.401	$31.095	$25.903	$22.410	$23.353	$21.565	$16.693	$14.978	$14.606
Accumulation Unit Value at end of period	$43.728	$37.859	$29.401	$31.095	$25.903	$22.410	$23.353	$21.565	$16.693	$14.978
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.942	$27.765	$32.012	$29.041	$22.385	$24.278	$24.235	$17.857	$15.145	$14.880
Accumulation Unit Value at end of period	$36.625	$34.942	$27.765	$32.012	$29.041	$22.385	$24.278	$24.235	$17.857	$15.145
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.578	$15.406	$15.805	$15.176	$14.112	$14.740	$14.530	$14.126	$12.575	$12.570
Accumulation Unit Value at end of period	$17.081	$16.578	$15.406	$15.805	$15.176	$14.112	$14.740	$14.530	$14.126	$12.575
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.076	$17.674	$19.099	$15.725	$14.987	$14.915	$13.976	$10.105	$8.587	$8.749
Accumulation Unit Value at end of period	$27.982	$23.076	$17.674	$19.099	$15.725	$14.987	$14.915	$13.976	$10.105	$8.587
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.681	$23.757	$24.371	$20.097	$19.109	$17.981	$15.565	$11.524	$9.852	$9.823
Accumulation Unit Value at end of period	$37.203	$31.681	$23.757	$24.371	$20.097	$19.109	$17.981	$15.565	$11.524	$9.852
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.971	$20.303	$21.563	$18.312	$16.029	$16.307	$14.515	$11.064	$9.794	$9.585
Accumulation Unit Value at end of period	$27.821	$25.971	$20.303	$21.563	$18.312	$16.029	$16.307	$14.515	$11.064	$9.794
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.216	$12.099	$14.974	$12.016	$11.940	$11.781	$12.327	$10.195	$8.529	$8.780
Accumulation Unit Value at end of period	$18.218	$15.216	$12.099	$14.974	$12.016	$11.940	$11.781	$12.327	$10.195	$8.529
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	2	—	—
APP B-20

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.668	$12.426	$12.578	$12.038	$11.586	$11.716	$11.119	$11.341	$10.604	$10.514
Accumulation Unit Value at end of period	$14.813	$13.668	$12.426	$12.578	$12.038	$11.586	$11.716	$11.119	$11.341	$10.604
Number of Accumulation Units outstanding at end of period (in thousands)	4	—	—	—	—	—	—	—	—	2
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.228	$10.004	$9.908	$9.859	$9.825	$9.863	$9.903	$9.943	$9.973	$9.976
Accumulation Unit Value at end of period	$10.326	$10.228	$10.004	$9.908	$9.859	$9.825	$9.863	$9.903	$9.943	$9.973
Number of Accumulation Units outstanding at end of period (in thousands)	—	2	2	—	—	—	—	—	8	1
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.048	$14.011	$15.064	$13.757	$12.374	$12.982	$12.318	$12.182	$11.043	$11.038
Accumulation Unit Value at end of period	$17.599	$16.048	$14.011	$15.064	$13.757	$12.374	$12.982	$12.318	$12.182	$11.043
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.355	$21.324	$23.663	$21.026	$19.169	$20.454	$19.023	$14.798	$13.064	$13.331
Accumulation Unit Value at end of period	$30.975	$27.355	$21.324	$23.663	$21.026	$19.169	$20.454	$19.023	$14.798	$13.064
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.134	$10.000	$9.902	$9.900	$9.927	$9.956	$9.984	$9.997	$—	$—
Accumulation Unit Value at end of period	$10.125	$10.134	$10.000	$9.902	$9.900	$9.927	$9.956	$9.984	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	6	3	—	—	—	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.858	$17.096	$20.222	$16.527	$16.693	$17.192	$17.228	$14.556	$12.667	$12.978
Accumulation Unit Value at end of period	$24.786	$21.858	$17.096	$20.222	$16.527	$16.693	$17.192	$17.228	$14.556	$12.667
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	—	—	2	2	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.438	$20.406	$23.152	$20.254	$17.952	$18.811	$18.112	$14.142	$12.822	$13.062
Accumulation Unit Value at end of period	$27.630	$25.438	$20.406	$23.152	$20.254	$17.952	$18.811	$18.112	$14.142	$12.822
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.266	$23.237	$27.508	$24.261	$21.758	$23.152	$22.747	$16.644	$14.688	$14.611
Accumulation Unit Value at end of period	$37.018	$29.266	$23.237	$27.508	$24.261	$21.758	$23.152	$22.747	$16.644	$14.688
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	—	—	—	—
APP B-21

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Lord Abbett Bond Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.629	$18.253	$19.075	$17.518	$15.670	$15.961	$15.342	$14.226	$12.679	$12.583
Accumulation Unit Value at end of period	$22.069	$20.629	$18.253	$19.075	$17.518	$15.670	$15.961	$15.342	$14.226	$12.679
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.116	$22.382	$24.442	$21.777	$18.872	$19.603	$18.352	$13.558	$12.298	$12.429
Accumulation Unit Value at end of period	$27.514	$27.116	$22.382	$24.442	$21.777	$18.872	$19.603	$18.352	$13.558	$12.298
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-22

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Lord Abbett Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.708	$21.869	$23.880	$21.125	$18.092	$18.682	$17.406	$12.846	$11.495	$11.693
Accumulation Unit Value at end of period	$27.347	$26.708	$21.869	$23.880	$21.125	$18.092	$18.682	$17.406	$12.846	$11.495
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$48.280	$35.147	$34.423	$26.339	$25.855	$24.168	$22.304	$16.389	$14.041	$14.396
Accumulation Unit Value at end of period	$63.316	$48.280	$35.147	$34.423	$26.339	$25.855	$24.168	$22.304	$16.389	$14.041
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS® New Discovery Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.359	$18.004	$18.374	$14.588	$13.448	$13.785	$14.946	$10.616	$8.807	$9.227
Accumulation Unit Value at end of period	$36.809	$25.359	$18.004	$18.374	$14.588	$13.448	$13.785	$14.946	$10.616	$8.807
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS® Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.584	$14.220	$14.455	$13.916	$13.420	$13.539	$12.857	$13.064	$12.240	$12.159
Accumulation Unit Value at end of period	$16.807	$15.584	$14.220	$14.455	$13.916	$13.420	$13.539	$12.857	$13.064	$12.240
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS® Total Return Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.842	$19.908	$21.214	$18.993	$17.507	$17.662	$16.367	$13.826	$12.500	$12.471
Accumulation Unit Value at end of period	$26.032	$23.842	$19.908	$21.214	$18.993	$17.507	$17.662	$16.367	$13.826	$12.500
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS® Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.649	$26.061	$29.159	$24.923	$21.971	$22.245	$20.246	$14.976	$12.962	$12.916
Accumulation Unit Value at end of period	$34.629	$33.649	$26.061	$29.159	$24.923	$21.971	$22.245	$20.246	$14.976	$12.962
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	—	—	—	—	—
PIMCO All Asset Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.997	$12.563	$13.327	$11.790	$10.474	$11.568	$11.550	$11.572	$10.110	$10.184
Accumulation Unit Value at end of period	$15.058	$13.997	$12.563	$13.327	$11.790	$10.474	$11.568	$11.550	$11.572	$10.110
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
PIMCO Global Managed Asset Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.053	$11.194	$11.895	$10.466	$10.102	$10.158	$9.744	$10.612	$9.785	$10.111
Accumulation Unit Value at end of period	$15.189	$13.053	$11.194	$11.895	$10.466	$10.102	$10.158	$9.744	$10.612	$9.785
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-23

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
PIMCO StocksPLUS® Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.793	$13.208	$14.841	$12.103	$11.267	$12.421	$12.346	$10.389	$9.493	$9.570
Accumulation Unit Value at end of period	$18.925	$16.793	$13.208	$14.841	$12.103	$11.267	$12.421	$12.346	$10.389	$9.493
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	1
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$37.033	$28.484	$31.219	$26.364	$23.269	$24.071	$21.430	$16.233	$13.647	$13.500
Accumulation Unit Value at end of period	$39.064	$37.033	$28.484	$31.219	$26.364	$23.269	$24.071	$21.430	$16.233	$13.647
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.172	$14.062	$13.777	$10.556	$10.160	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.513	$19.172	$14.062	$13.777	$10.556	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$39.889	$30.394	$33.005	$26.945	$24.120	$24.731	$21.775	$16.164	$13.877	$13.840
Accumulation Unit Value at end of period	$46.660	$39.889	$30.394	$33.005	$26.945	$24.120	$24.731	$21.775	$16.164	$13.877
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.775	$14.957	$17.761	$15.276	$14.307	$15.372	$17.367	$14.178	$12.037	$12.384
Accumulation Unit Value at end of period	$16.501	$16.775	$14.957	$17.761	$15.276	$14.307	$15.372	$17.367	$14.178	$12.037
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	2	2	—	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.932	$14.704	$14.474	$14.266	$13.910	$14.592	$14.392	$14.217	$12.404	$12.590
Accumulation Unit Value at end of period	$14.091	$14.932	$14.704	$14.474	$14.266	$13.910	$14.592	$14.392	$14.217	$12.404
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	2	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.832	$19.047	$22.444	$19.017	$17.425	$18.701	$19.313	$14.829	$12.290	$12.499
Accumulation Unit Value at end of period	$22.998	$21.832	$19.047	$22.444	$19.017	$17.425	$18.701	$19.313	$14.829	$12.290
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
L Shares

			As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.115	$14.691	$15.926	$13.976	$13.577	$13.599	$12.882	$11.241	$10.059	$10.153
Accumulation Unit Value at end of period	$18.430	$17.115	$14.691	$15.926	$13.976	$13.577	$13.599	$12.882	$11.241	$10.059
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-24

			As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.959	$18.581	$22.257	$20.011	$16.269	$17.504	$16.301	$12.016	$10.291	$10.357
Accumulation Unit Value at end of period	$22.304	$21.959	$18.581	$22.257	$20.011	$16.269	$17.504	$16.301	$12.016	$10.291
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.779	$18.577	$19.152	$14.922	$14.530	$14.100	$12.881	$10.137	$9.062	$9.218
Accumulation Unit Value at end of period	$32.890	$24.779	$18.577	$19.152	$14.922	$14.530	$14.100	$12.881	$10.137	$9.062
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.840	$17.965	$20.941	$19.061	$15.760	$16.246	$14.181	$11.076	$9.669	$9.515
Accumulation Unit Value at end of period	$22.761	$22.840	$17.965	$20.941	$19.061	$15.760	$16.246	$14.181	$11.076	$9.669
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.501	$17.188	$19.222	$17.962	$15.152	$16.018	$14.396	$11.109	$9.837	$9.570
Accumulation Unit Value at end of period	$21.368	$21.501	$17.188	$19.222	$17.962	$15.152	$16.018	$14.396	$11.109	$9.837
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	3	4	4	5	9	—
American Funds Insurance Series® Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.642	$9.759	$10.871	$10.293	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.446	$11.642	$9.759	$10.871	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	6	—	—	—	—	—	—
American Funds Insurance Series® Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.491	$9.758	$9.989	$9.968	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.310	$10.491	$9.758	$9.989	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
American Funds Insurance Series® Capital World Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.235	$9.656	$9.958	$9.890	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.057	$10.235	$9.656	$9.958	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Insurance Series® Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.162	$9.439	$10.627	$10.407	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.011	$12.162	$9.439	$10.627	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-25

			As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.336	$9.537	$10.848	$10.534	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.732	$12.336	$9.537	$10.848	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Insurance Series® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.457	$10.467	$10.674	$10.442	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.122	$13.457	$10.467	$10.674	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	15	24	26	—	—	—	—	—	—
American Funds Insurance Series® Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.907	$10.406	$10.779	$10.457	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.407	$12.907	$10.406	$10.779	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	11	13	13	—	—	—	—	—	—
American Funds Insurance Series® International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.008	$9.104	$10.668	$10.477	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.331	$11.008	$9.104	$10.668	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	8	8	8	—	—	—	—	—	—
American Funds Insurance Series® New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.616	$9.150	$10.826	$10.644	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.116	$11.616	$9.150	$10.826	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.699	$19.050	$18.926	$14.443	$14.674	$13.965	$13.053	$9.928	$8.869	$9.124
Accumulation Unit Value at end of period	$34.451	$24.699	$19.050	$18.926	$14.443	$14.674	$13.965	$13.053	$9.928	$8.869
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	4	5	6	11	14	3
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.815	$17.365	$19.030	$16.575	$14.490	$14.823	$13.789	$11.272	$10.220	$10.041
Accumulation Unit Value at end of period	$22.268	$21.815	$17.365	$19.030	$16.575	$14.490	$14.823	$13.789	$11.272	$10.220
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	3	6	6	10	12	3
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.688	$11.794	$12.947	$11.552	$11.292	$11.572	$11.519	$10.214	$9.424	$9.651
Accumulation Unit Value at end of period	$16.284	$13.688	$11.794	$12.947	$11.552	$11.292	$11.572	$11.519	$10.214	$9.424
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	5	5	—	—	—
APP B-26

			As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
BlackRock Managed Volatility V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.987	$9.949	$10.028	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.163	$9.987	$9.949	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	172	183	190	—	—	—	—	—	—	—
BlackRock S&P 500 Index V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.855	$9.183	$9.770	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.778	$11.855	$9.183	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	8	—	—	—	—	—	—	—
Fidelity® VIP Contrafund® Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.115	$20.184	$21.935	$18.304	$17.239	$17.418	$15.828	$12.263	$10.713	$10.806
Accumulation Unit Value at end of period	$33.521	$26.115	$20.184	$21.935	$18.304	$17.239	$17.418	$15.828	$12.263	$10.713
Number of Accumulation Units outstanding at end of period (in thousands)	6	11	13	13	17	18	19	21	26	3
Fidelity® VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.585	$16.133	$19.205	$16.166	$14.655	$15.115	$14.463	$10.800	$9.565	$10.047
Accumulation Unit Value at end of period	$22.752	$19.585	$16.133	$19.205	$16.166	$14.655	$15.115	$14.463	$10.800	$9.565
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	2	2	1	1	—
Fidelity® VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.795	$11.732	$12.249	$11.556	$10.854	$11.230	$11.023	$11.180	$10.290	$10.281
Accumulation Unit Value at end of period	$13.514	$12.795	$11.732	$12.249	$11.556	$10.854	$11.230	$11.023	$11.180	$10.290
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	2	2	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.156	$14.126	$14.994	$13.887	$12.374	$13.520	$13.124	$11.696	$10.542	$10.424
Accumulation Unit Value at end of period	$16.016	$16.156	$14.126	$14.994	$13.887	$12.374	$13.520	$13.124	$11.696	$10.542
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	—	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.496	$14.283	$16.340	$15.279	$13.839	$14.587	$14.016	$11.151	$9.989	$9.915
Accumulation Unit Value at end of period	$16.461	$17.496	$14.283	$16.340	$15.279	$13.839	$14.587	$14.016	$11.151	$9.989
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.185	$15.898	$17.757	$16.643	$14.564	$15.563	$14.751	$11.688	$10.384	$10.242
Accumulation Unit Value at end of period	$17.931	$19.185	$15.898	$17.757	$16.643	$14.564	$15.563	$14.751	$11.688	$10.384
Number of Accumulation Units outstanding at end of period (in thousands)	11	9	10	14	17	19	19	20	23	—
APP B-27

			As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.980	$20.409	$21.835	$18.399	$16.102	$16.974	$15.856	$12.416	$11.269	$11.005
Accumulation Unit Value at end of period	$29.664	$25.980	$20.409	$21.835	$18.399	$16.102	$16.974	$15.856	$12.416	$11.269
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	6	7	8	9	10	11	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.378	$18.791	$21.916	$20.112	$15.682	$17.205	$17.373	$12.949	$11.109	$10.931
Accumulation Unit Value at end of period	$24.224	$23.378	$18.791	$21.916	$20.112	$15.682	$17.205	$17.373	$12.949	$11.109
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.241	$11.507	$11.942	$11.599	$10.910	$11.528	$11.495	$11.305	$10.180	$10.191
Accumulation Unit Value at end of period	$12.469	$12.241	$11.507	$11.942	$11.599	$10.910	$11.528	$11.495	$11.305	$10.180
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.828	$16.136	$17.639	$14.691	$14.163	$14.258	$13.515	$9.885	$8.497	$8.670
Accumulation Unit Value at end of period	$24.967	$20.828	$16.136	$17.639	$14.691	$14.163	$14.258	$13.515	$9.885	$8.497
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	5	19	25	27	41	51	40
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.595	$21.690	$22.509	$18.776	$18.059	$17.189	$15.052	$11.273	$9.749	$9.734
Accumulation Unit Value at end of period	$33.194	$28.595	$21.690	$22.509	$18.776	$18.059	$17.189	$15.052	$11.273	$9.749
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.440	$18.536	$19.915	$17.108	$15.148	$15.589	$14.037	$10.823	$9.692	$9.499
Accumulation Unit Value at end of period	$24.824	$23.440	$18.536	$19.915	$17.108	$15.148	$15.589	$14.037	$10.823	$9.692
Number of Accumulation Units outstanding at end of period (in thousands)	4	2	2	4	17	25	26	39	46	35
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.733	$11.046	$13.829	$11.226	$11.283	$11.262	$11.920	$9.972	$8.439	$8.701
Accumulation Unit Value at end of period	$16.254	$13.733	$11.046	$13.829	$11.226	$11.283	$11.262	$11.920	$9.972	$8.439
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	3	6	9	10	18	20	14
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.336	$11.345	$11.617	$11.247	$10.950	$11.200	$10.753	$11.094	$10.493	$10.420
Accumulation Unit Value at end of period	$13.217	$12.336	$11.345	$11.617	$11.247	$10.950	$11.200	$10.753	$11.094	$10.493
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	2	2	18	19	18	18	16	12
APP B-28

			As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.231	$9.134	$9.151	$9.210	$9.285	$9.429	$9.577	$9.726	$9.868	$9.887
Accumulation Unit Value at end of period	$9.214	$9.231	$9.134	$9.151	$9.210	$9.285	$9.429	$9.577	$9.726	$9.868
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.505	$12.811	$13.933	$12.871	$11.710	$12.428	$11.929	$11.934	$10.943	$10.954
Accumulation Unit Value at end of period	$15.725	$14.505	$12.811	$13.933	$12.871	$11.710	$12.428	$11.929	$11.934	$10.943
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.388	$16.077	$18.046	$16.221	$14.959	$16.147	$15.191	$11.954	$10.675	$10.909
Accumulation Unit Value at end of period	$22.822	$20.388	$16.077	$18.046	$16.221	$14.959	$16.147	$15.191	$11.954	$10.675
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	2	2	3	4	1
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.394	$9.378	$9.393	$9.500	$9.636	$9.775	$9.917	$9.982	$—	$—
Accumulation Unit Value at end of period	$9.279	$9.394	$9.378	$9.393	$9.500	$9.636	$9.775	$9.917	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.443	$12.218	$14.619	$12.086	$12.349	$12.866	$13.042	$11.146	$9.812	$10.068
Accumulation Unit Value at end of period	$17.312	$15.443	$12.218	$14.619	$12.086	$12.349	$12.866	$13.042	$11.146	$9.812
Number of Accumulation Units outstanding at end of period (in thousands)	4	7	11	10	13	17	18	18	21	9
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.184	$14.755	$16.935	$14.986	$13.437	$14.243	$13.872	$10.956	$10.049	$10.252
Accumulation Unit Value at end of period	$19.525	$18.184	$14.755	$16.935	$14.986	$13.437	$14.243	$13.872	$10.956	$10.049
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.581	$16.531	$19.795	$17.660	$16.021	$17.246	$17.140	$12.686	$11.324	$11.282
Accumulation Unit Value at end of period	$25.736	$20.581	$16.531	$19.795	$17.660	$16.021	$17.246	$17.140	$12.686	$11.324
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	1	1	—
Lord Abbett Bond Debenture Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.645	$14.004	$14.803	$13.753	$12.444	$12.822	$12.467	$11.693	$10.543	$10.478
Accumulation Unit Value at end of period	$16.547	$15.645	$14.004	$14.803	$13.753	$12.444	$12.822	$12.467	$11.693	$10.543
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-29

			As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Lord Abbett Fundamental Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.369	$17.842	$19.711	$17.765	$15.572	$16.363	$15.496	$11.581	$10.625	$10.754
Accumulation Unit Value at end of period	$21.435	$21.369	$17.842	$19.711	$17.765	$15.572	$16.363	$15.496	$11.581	$10.625
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	7	7	8	15	16	18	23	15
Lord Abbett Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.091	$18.297	$20.211	$18.086	$15.668	$16.366	$15.424	$11.516	$10.424	$10.619
Accumulation Unit Value at end of period	$22.360	$22.091	$18.297	$20.211	$18.086	$15.668	$16.366	$15.424	$11.516	$10.424
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.477	$25.389	$25.153	$19.469	$19.332	$18.280	$17.065	$12.685	$10.993	$11.287
Accumulation Unit Value at end of period	$44.697	$34.477	$25.389	$25.153	$19.469	$19.332	$18.280	$17.065	$12.685	$10.993
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-30

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® New Discovery Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.888	$16.438	$16.969	$13.628	$12.709	$13.178	$14.453	$10.384	$8.715	$9.144
Accumulation Unit Value at end of period	$32.842	$22.888	$16.438	$16.969	$13.628	$12.709	$13.178	$14.453	$10.384	$8.715
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS® Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.037	$11.111	$11.425	$11.126	$10.854	$11.077	$10.641	$10.937	$10.365	$10.312
Accumulation Unit Value at end of period	$12.834	$12.037	$11.111	$11.425	$11.126	$10.854	$11.077	$10.641	$10.937	$10.365
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	3	3	4	3	3	1
MFS® Total Return Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.263	$15.427	$16.628	$15.060	$14.042	$14.330	$13.433	$11.479	$10.498	$10.489
Accumulation Unit Value at end of period	$19.713	$18.263	$15.427	$16.628	$15.060	$14.042	$14.330	$13.433	$11.479	$10.498
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS® Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.292	$19.815	$22.427	$19.390	$17.292	$17.710	$16.305	$12.200	$10.682	$10.659
Accumulation Unit Value at end of period	$25.731	$25.292	$19.815	$22.427	$19.390	$17.292	$17.710	$16.305	$12.200	$10.682
Number of Accumulation Units outstanding at end of period (in thousands)	9	12	14	14	17	21	22	23	28	3
PIMCO All Asset Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.633	$11.470	$12.308	$11.015	$9.898	$11.059	$11.169	$11.320	$10.004	$10.092
Accumulation Unit Value at end of period	$13.436	$12.633	$11.470	$12.308	$11.015	$9.898	$11.059	$11.169	$11.320	$10.004
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	1	1	—
PIMCO Global Managed Asset Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.782	$10.220	$10.986	$9.778	$9.547	$9.711	$9.422	$10.381	$9.683	$10.020
Accumulation Unit Value at end of period	$13.553	$11.782	$10.220	$10.986	$9.778	$9.547	$9.711	$9.422	$10.381	$9.683
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	1	1	—
PIMCO StocksPLUS® Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.157	$12.059	$13.707	$11.308	$10.648	$11.874	$11.939	$10.163	$9.393	$9.484
Accumulation Unit Value at end of period	$16.886	$15.157	$12.059	$13.707	$11.308	$10.648	$11.874	$11.939	$10.163	$9.393
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	4	6	5	10	11	3
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.158	$21.130	$23.427	$20.012	$17.867	$18.697	$16.838	$12.902	$10.972	$10.870
Accumulation Unit Value at end of period	$28.320	$27.158	$21.130	$23.427	$20.012	$17.867	$18.697	$16.838	$12.902	$10.972
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	3	3	—	—	—
APP B-31

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.399	$13.651	$13.529	$10.486	$10.146	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.153	$18.399	$13.651	$13.529	$10.486	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	4	6	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.649	$22.082	$24.256	$20.032	$18.139	$18.813	$16.756	$12.582	$10.927	$10.914
Accumulation Unit Value at end of period	$33.129	$28.649	$22.082	$24.256	$20.032	$18.139	$18.813	$16.756	$12.582	$10.927
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.944	$10.773	$12.941	$11.258	$10.667	$11.593	$13.249	$10.941	$9.397	$9.682
Accumulation Unit Value at end of period	$11.615	$11.944	$10.773	$12.941	$11.258	$10.667	$11.593	$13.249	$10.941	$9.397
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	7	9	10	12	12	14	2
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.772	$10.730	$10.685	$10.653	$10.507	$11.150	$11.125	$11.116	$9.810	$9.973
Accumulation Unit Value at end of period	$10.049	$10.772	$10.730	$10.685	$10.653	$10.507	$11.150	$11.125	$11.116	$9.810
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	2	2	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.844	$13.983	$16.668	$14.286	$13.241	$14.375	$15.018	$11.664	$9.778	$9.960
Accumulation Unit Value at end of period	$16.499	$15.844	$13.983	$16.668	$14.286	$13.241	$14.375	$15.018	$11.664	$9.778
Number of Accumulation Units outstanding at end of period (in thousands)	12	11	12	15	19	21	20	20	23	1
Talcott Resolution Life and Annuity Insurance Company
B Shares

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.684	$19.316	$20.773	$18.084	$17.427	$17.317	$16.273	$14.087	$12.506	$12.609
Accumulation Unit Value at end of period	$24.622	$22.684	$19.316	$20.773	$18.084	$17.427	$17.317	$16.273	$14.087	$12.506
Number of Accumulation Units outstanding at end of period (in thousands)	7	10	28	30	33	26	38	62	64	60
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.211	$28.718	$34.125	$30.436	$24.549	$26.201	$24.206	$17.702	$15.039	$15.120
Accumulation Unit Value at end of period	$35.027	$34.211	$28.718	$34.125	$30.436	$24.549	$26.201	$24.206	$17.702	$15.039
Number of Accumulation Units outstanding at end of period (in thousands)	19	20	23	28	32	18	23	20	49	22
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.557	$19.751	$20.201	$15.614	$15.082	$14.520	$13.158	$10.273	$9.111	$9.258
Accumulation Unit Value at end of period	$35.533	$26.557	$19.751	$20.201	$15.614	$15.082	$14.520	$13.158	$10.273	$9.111
Number of Accumulation Units outstanding at end of period (in thousands)	16	26	34	42	52	60	66	75	27	—
APP B-32

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.528	$19.139	$22.132	$19.985	$16.391	$16.763	$14.515	$11.247	$9.740	$9.575
Accumulation Unit Value at end of period	$24.639	$24.528	$19.139	$22.132	$19.985	$16.391	$16.763	$14.515	$11.247	$9.740
Number of Accumulation Units outstanding at end of period (in thousands)	19	19	19	23	27	5	12	4	2	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.068	$18.293	$20.295	$18.814	$15.744	$16.511	$14.721	$11.269	$9.899	$9.621
Accumulation Unit Value at end of period	$23.109	$23.068	$18.293	$20.295	$18.814	$15.744	$16.511	$14.721	$11.269	$9.899
Number of Accumulation Units outstanding at end of period (in thousands)	70	75	111	126	148	183	219	228	168	—
American Funds Insurance Series® Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.870	$9.871	$10.908	$10.316	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.792	$11.870	$9.871	$10.908	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	60	80	102	113	—	—	—	—	—	—
American Funds Insurance Series® Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.697	$9.870	$10.023	$9.991	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.624	$10.697	$9.870	$10.023	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	120	119	124	134	—	—	—	—	—	—
American Funds Insurance Series® Capital World Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.435	$9.767	$9.992	$9.913	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.365	$10.435	$9.767	$9.992	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	59	60	75	78	—	—	—	—	—	—
American Funds Insurance Series® Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.400	$9.547	$10.664	$10.431	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.372	$12.400	$9.547	$10.664	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	39	43	43	—	—	—	—	—	—
American Funds Insurance Series® Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.578	$9.646	$10.885	$10.558	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.169	$12.578	$9.646	$10.885	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	15	15	—	—	—	—	—	—
American Funds Insurance Series® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.721	$10.587	$10.710	$10.466	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.682	$13.721	$10.587	$10.710	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	500	752	1,141	1,259	—	—	—	—	—	—
American Funds Insurance Series® Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.160	$10.525	$10.816	$10.481	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.807	$13.160	$10.525	$10.816	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	564	653	896	965	—	—	—	—	—	—
APP B-33

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.223	$9.209	$10.704	$10.501	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.674	$11.223	$9.209	$10.704	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	341	390	506	487	—	—	—	—	—	—
American Funds Insurance Series® New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.844	$9.255	$10.863	$10.669	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.509	$11.844	$9.255	$10.863	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	9	12	12	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.525	$20.295	$20.002	$15.143	$15.262	$14.409	$13.360	$10.081	$8.934	$9.182
Accumulation Unit Value at end of period	$37.295	$26.525	$20.295	$20.002	$15.143	$15.262	$14.409	$13.360	$10.081	$8.934
Number of Accumulation Units outstanding at end of period (in thousands)	50	76	102	130	186	198	232	259	160	2
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.427	$18.500	$20.112	$17.378	$15.071	$15.294	$14.114	$11.446	$10.295	$10.104
Accumulation Unit Value at end of period	$24.107	$23.427	$18.500	$20.112	$17.378	$15.071	$15.294	$14.114	$11.446	$10.295
Number of Accumulation Units outstanding at end of period (in thousands)	82	93	122	142	178	236	235	261	150	2
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.699	$12.565	$13.683	$12.112	$11.744	$11.941	$11.791	$10.372	$9.494	$9.712
Accumulation Unit Value at end of period	$17.629	$14.699	$12.565	$13.683	$12.112	$11.744	$11.941	$11.791	$10.372	$9.494
Number of Accumulation Units outstanding at end of period (in thousands)	57	70	86	95	99	125	115	115	77	—
BlackRock Managed Volatility V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.138	$10.019	$10.041	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.399	$10.138	$10.019	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6,421	7,159	7,717	—	—	—	—	—	—	—
BlackRock S&P 500 Index V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.033	$9.248	$9.783	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.098	$12.033	$9.248	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	735	1,000	1,328	—	—	—	—	—	—	—
Fidelity® VIP Contrafund® Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.242	$27.788	$29.958	$24.800	$23.171	$23.225	$20.937	$16.092	$13.946	$14.052
Accumulation Unit Value at end of period	$46.894	$36.242	$27.788	$29.958	$24.800	$23.171	$23.225	$20.937	$16.092	$13.946
Number of Accumulation Units outstanding at end of period (in thousands)	96	138	203	222	266	305	351	387	250	24
Fidelity® VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.077	$24.578	$29.026	$24.238	$21.797	$22.303	$21.171	$15.684	$13.779	$14.458
Accumulation Unit Value at end of period	$35.222	$30.077	$24.578	$29.026	$24.238	$21.797	$22.303	$21.171	$15.684	$13.779
Number of Accumulation Units outstanding at end of period (in thousands)	16	18	26	27	31	40	44	56	42	29
APP B-34

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Fidelity® VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.786	$15.269	$15.815	$14.801	$13.792	$14.156	$13.783	$13.868	$12.663	$12.638
Accumulation Unit Value at end of period	$17.871	$16.786	$15.269	$15.815	$14.801	$13.792	$14.156	$13.783	$13.868	$12.663
Number of Accumulation Units outstanding at end of period (in thousands)	4	8	14	15	13	12	14	16	16	3
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.705	$14.489	$15.257	$14.018	$12.391	$13.431	$12.934	$11.434	$10.224	$10.099
Accumulation Unit Value at end of period	$16.692	$16.705	$14.489	$15.257	$14.018	$12.391	$13.431	$12.934	$11.434	$10.224
Number of Accumulation Units outstanding at end of period (in thousands)	49	60	65	68	75	96	94	93	75	2
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.879	$15.290	$17.352	$16.097	$14.463	$15.123	$14.415	$11.378	$10.110	$10.025
Accumulation Unit Value at end of period	$17.905	$18.879	$15.290	$17.352	$16.097	$14.463	$15.123	$14.415	$11.378	$10.110
Number of Accumulation Units outstanding at end of period (in thousands)	14	16	16	16	16	20	17	16	13	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.255	$16.651	$18.450	$17.155	$14.892	$15.787	$14.844	$11.668	$10.284	$10.133
Accumulation Unit Value at end of period	$19.084	$20.255	$16.651	$18.450	$17.155	$14.892	$15.787	$14.844	$11.668	$10.284
Number of Accumulation Units outstanding at end of period (in thousands)	137	164	204	216	237	298	320	346	224	3
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.090	$20.332	$21.579	$18.039	$15.661	$16.378	$15.177	$11.789	$10.615	$10.356
Accumulation Unit Value at end of period	$30.029	$26.090	$20.332	$21.579	$18.039	$15.661	$16.378	$15.177	$11.789	$10.615
Number of Accumulation Units outstanding at end of period (in thousands)	55	71	91	99	113	142	154	169	86	2
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.779	$18.961	$21.938	$19.972	$15.449	$16.814	$16.843	$12.454	$10.599	$10.419
Accumulation Unit Value at end of period	$24.837	$23.779	$18.961	$21.938	$19.972	$15.449	$16.814	$16.843	$12.454	$10.599
Number of Accumulation Units outstanding at end of period (in thousands)	32	38	42	48	55	23	27	52	16	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.781	$11.919	$12.271	$11.823	$11.033	$11.564	$11.439	$11.161	$9.970	$9.971
Accumulation Unit Value at end of period	$13.123	$12.781	$11.919	$12.271	$11.823	$11.033	$11.564	$11.439	$11.161	$9.970
Number of Accumulation Units outstanding at end of period (in thousands)	25	32	44	45	46	43	42	110	36	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.367	$17.191	$18.642	$15.403	$14.731	$14.712	$13.834	$10.038	$8.559	$8.725
Accumulation Unit Value at end of period	$27.028	$22.367	$17.191	$18.642	$15.403	$14.731	$14.712	$13.834	$10.038	$8.559
Number of Accumulation Units outstanding at end of period (in thousands)	90	118	162	191	226	275	311	345	305	8
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.708	$23.108	$23.789	$19.686	$18.783	$17.736	$15.407	$11.447	$9.821	$9.796
Accumulation Unit Value at end of period	$35.934	$30.708	$23.108	$23.789	$19.686	$18.783	$17.736	$15.407	$11.447	$9.821
Number of Accumulation Units outstanding at end of period (in thousands)	13	5	6	6	6	9	9	9	8	1
APP B-35

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.173	$19.748	$21.048	$17.937	$15.756	$16.085	$14.368	$10.990	$9.763	$9.559
Accumulation Unit Value at end of period	$26.873	$25.173	$19.748	$21.048	$17.937	$15.756	$16.085	$14.368	$10.990	$9.763
Number of Accumulation Units outstanding at end of period (in thousands)	112	101	143	165	191	250	276	320	275	7
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.749	$11.768	$14.616	$11.770	$11.736	$11.621	$12.202	$10.127	$8.501	$8.756
Accumulation Unit Value at end of period	$17.596	$14.749	$11.768	$14.616	$11.770	$11.736	$11.621	$12.202	$10.127	$8.501
Number of Accumulation Units outstanding at end of period (in thousands)	73	91	127	128	164	187	204	222	160	5
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.248	$12.087	$12.278	$11.792	$11.389	$11.557	$11.007	$11.265	$10.570	$10.486
Accumulation Unit Value at end of period	$14.308	$13.248	$12.087	$12.278	$11.792	$11.389	$11.557	$11.007	$11.265	$10.570
Number of Accumulation Units outstanding at end of period (in thousands)	173	133	177	189	186	197	268	198	274	1
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.913	$9.731	$9.671	$9.657	$9.657	$9.729	$9.802	$9.876	$9.941	$9.949
Accumulation Unit Value at end of period	$9.974	$9.913	$9.731	$9.671	$9.657	$9.657	$9.729	$9.802	$9.876	$9.941
Number of Accumulation Units outstanding at end of period (in thousands)	67	6	8	6	19	234	171	205	137	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.562	$13.634	$14.711	$13.481	$12.168	$12.811	$12.198	$12.106	$11.013	$11.013
Accumulation Unit Value at end of period	$17.006	$15.562	$13.634	$14.711	$13.481	$12.168	$12.811	$12.198	$12.106	$11.013
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	22	25	27	32	33	42	22	15
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.368	$20.627	$22.969	$20.481	$18.737	$20.064	$18.726	$14.618	$12.950	$13.220
Accumulation Unit Value at end of period	$29.752	$26.368	$20.627	$22.969	$20.481	$18.737	$20.064	$18.726	$14.618	$12.950
Number of Accumulation Units outstanding at end of period (in thousands)	28	33	48	50	59	72	78	92	59	3
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.903	$9.806	$9.744	$9.777	$9.837	$9.901	$9.964	$9.993	$—	$—
Accumulation Unit Value at end of period	$9.860	$9.903	$9.806	$9.744	$9.777	$9.837	$9.901	$9.964	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	93	31	63	39	77	96	5	50	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.069	$16.536	$19.629	$16.098	$16.317	$16.864	$16.959	$14.378	$12.557	$12.871
Accumulation Unit Value at end of period	$23.808	$21.069	$16.536	$19.629	$16.098	$16.317	$16.864	$16.959	$14.378	$12.557
Number of Accumulation Units outstanding at end of period (in thousands)	135	158	218	231	289	312	334	360	258	85
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.520	$19.738	$22.474	$19.729	$17.548	$18.452	$17.829	$13.969	$12.711	$12.954
Accumulation Unit Value at end of period	$26.540	$24.520	$19.738	$22.474	$19.729	$17.548	$18.452	$17.829	$13.969	$12.711
Number of Accumulation Units outstanding at end of period (in thousands)	21	23	26	34	41	53	62	81	78	69
APP B-36

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.210	$22.477	$26.702	$23.632	$21.268	$22.711	$22.392	$16.441	$14.560	$14.491
Accumulation Unit Value at end of period	$35.558	$28.210	$22.477	$26.702	$23.632	$21.268	$22.711	$22.392	$16.441	$14.560
Number of Accumulation Units outstanding at end of period (in thousands)	25	30	38	46	51	59	70	100	82	69
Lord Abbett Bond Debenture Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.896	$17.667	$18.526	$17.074	$15.326	$15.666	$15.111	$14.061	$12.576	$12.486
Accumulation Unit Value at end of period	$21.211	$19.896	$17.667	$18.526	$17.074	$15.326	$15.666	$15.111	$14.061	$12.576
Number of Accumulation Units outstanding at end of period (in thousands)	12	15	33	36	36	21	25	37	37	14
Lord Abbett Fundamental Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.152	$21.662	$23.740	$21.225	$18.458	$19.241	$18.075	$13.401	$12.198	$12.333
Accumulation Unit Value at end of period	$26.444	$26.152	$21.662	$23.740	$21.225	$18.458	$19.241	$18.075	$13.401	$12.198
Number of Accumulation Units outstanding at end of period (in thousands)	101	102	136	151	180	218	225	248	190	18
Lord Abbett Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.760	$21.167	$23.193	$20.590	$17.696	$18.336	$17.144	$12.697	$11.402	$11.603
Accumulation Unit Value at end of period	$26.283	$25.760	$21.167	$23.193	$20.590	$17.696	$18.336	$17.144	$12.697	$11.402
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	12	14	15	16	17	27	28	16
MFS® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$46.538	$33.998	$33.414	$25.657	$25.273	$23.707	$21.955	$16.190	$13.919	$14.277
Accumulation Unit Value at end of period	$60.818	$46.538	$33.998	$33.414	$25.657	$25.273	$23.707	$21.955	$16.190	$13.919
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	11	13	13	27	16	20	10	9
MFS® New Discovery Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.580	$17.512	$17.935	$14.289	$13.219	$13.597	$14.794	$10.545	$8.779	$9.202
Accumulation Unit Value at end of period	$35.553	$24.580	$17.512	$17.935	$14.289	$13.219	$13.597	$14.794	$10.545	$8.779
Number of Accumulation Units outstanding at end of period (in thousands)	10	15	22	24	31	38	39	65	20	—
MFS® Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.022	$13.755	$14.031	$13.555	$13.118	$13.281	$12.656	$12.905	$12.133	$12.058
Accumulation Unit Value at end of period	$16.144	$15.022	$13.755	$14.031	$13.555	$13.118	$13.281	$12.656	$12.905	$12.133
Number of Accumulation Units outstanding at end of period (in thousands)	227	267	346	378	383	411	499	600	576	444
MFS® Total Return Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.981	$19.257	$20.592	$18.501	$17.113	$17.325	$16.111	$13.657	$12.391	$12.368
Accumulation Unit Value at end of period	$25.005	$22.981	$19.257	$20.592	$18.501	$17.113	$17.325	$16.111	$13.657	$12.391
Number of Accumulation Units outstanding at end of period (in thousands)	5	16	27	28	31	51	33	50	53	33
MFS® Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.435	$25.208	$28.304	$24.277	$21.477	$21.821	$19.930	$14.794	$12.849	$12.809
Accumulation Unit Value at end of period	$33.262	$32.435	$25.208	$28.304	$24.277	$21.477	$21.821	$19.930	$14.794	$12.849
Number of Accumulation Units outstanding at end of period (in thousands)	189	210	279	306	363	435	483	575	425	178
APP B-37

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
PIMCO All Asset Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.567	$12.220	$13.008	$11.548	$10.295	$11.411	$11.433	$11.495	$10.078	$10.156
Accumulation Unit Value at end of period	$14.545	$13.567	$12.220	$13.008	$11.548	$10.295	$11.411	$11.433	$11.495	$10.078
Number of Accumulation Units outstanding at end of period (in thousands)	22	22	25	25	26	29	29	32	12	—
PIMCO Global Managed Asset Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.653	$10.888	$11.611	$10.252	$9.929	$10.020	$9.645	$10.541	$9.754	$10.084
Accumulation Unit Value at end of period	$14.672	$12.653	$10.888	$11.611	$10.252	$9.929	$10.020	$9.645	$10.541	$9.754
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	3	4	5	2	—
PIMCO StocksPLUS® Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.277	$12.847	$14.487	$11.855	$11.075	$12.252	$12.221	$10.320	$9.462	$9.544
Accumulation Unit Value at end of period	$18.279	$16.277	$12.847	$14.487	$11.855	$11.075	$12.252	$12.221	$10.320	$9.462
Number of Accumulation Units outstanding at end of period (in thousands)	91	111	143	162	215	245	245	256	148	1
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.697	$27.552	$30.304	$25.681	$22.745	$23.612	$21.095	$16.035	$13.528	$13.388
Accumulation Unit Value at end of period	$37.523	$35.697	$27.552	$30.304	$25.681	$22.745	$23.612	$21.095	$16.035	$13.528
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	6	7	7	4	4	6	6	5
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.933	$13.936	$13.701	$10.535	$10.156	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.092	$18.933	$13.936	$13.701	$10.535	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	57	85	138	175	244	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$38.450	$29.400	$32.038	$26.247	$23.577	$24.259	$21.435	$15.967	$13.756	$13.726
Accumulation Unit Value at end of period	$44.819	$38.450	$29.400	$32.038	$26.247	$23.577	$24.259	$21.435	$15.967	$13.756
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.765	$11.421	$13.611	$11.747	$11.041	$11.904	$13.496	$11.057	$9.420	$9.696
Accumulation Unit Value at end of period	$12.513	$12.765	$11.421	$13.611	$11.747	$11.041	$11.904	$13.496	$11.057	$9.420
Number of Accumulation Units outstanding at end of period (in thousands)	173	188	221	228	269	305	319	291	219	1
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.951	$10.821	$10.689	$10.572	$10.344	$10.890	$10.779	$10.685	$9.354	$9.499
Accumulation Unit Value at end of period	$10.297	$10.951	$10.821	$10.689	$10.572	$10.344	$10.890	$10.779	$10.685	$9.354
Number of Accumulation Units outstanding at end of period (in thousands)	48	55	70	70	69	70	68	69	62	1
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.824	$14.729	$17.417	$14.809	$13.617	$14.665	$15.199	$11.710	$9.739	$9.910
Accumulation Unit Value at end of period	$17.660	$16.824	$14.729	$17.417	$14.809	$13.617	$14.665	$15.199	$11.710	$9.739
Number of Accumulation Units outstanding at end of period (in thousands)	145	181	212	214	258	304	324	323	166	4

C Shares
APP B-38

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.665	$19.464	$21.112	$18.535	$18.015	$18.053	$17.110	$14.937	$13.374	$13.499
Accumulation Unit Value at end of period	$24.393	$22.665	$19.464	$21.112	$18.535	$18.015	$18.053	$17.110	$14.937	$13.374
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	6	6	6	9	7	8	4	4
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.638	$31.018	$37.172	$33.437	$27.199	$29.277	$27.279	$20.119	$17.239	$17.351
Accumulation Unit Value at end of period	$37.194	$36.638	$31.018	$37.172	$33.437	$27.199	$29.277	$27.279	$20.119	$17.239
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	3	3	4	4	6	6
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.672	$18.506	$19.089	$14.880	$14.496	$14.074	$12.863	$10.128	$9.059	$9.215
Accumulation Unit Value at end of period	$32.731	$24.672	$18.506	$19.089	$14.880	$14.496	$14.074	$12.863	$10.128	$9.059
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	3	3	4	6	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.738	$17.894	$20.869	$19.005	$15.721	$16.215	$14.160	$11.065	$9.664	$9.511
Accumulation Unit Value at end of period	$22.649	$22.738	$17.894	$20.869	$19.005	$15.721	$16.215	$14.160	$11.065	$9.664
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	2	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.407	$17.121	$19.157	$17.911	$15.116	$15.988	$14.376	$11.099	$9.833	$9.567
Accumulation Unit Value at end of period	$21.263	$21.407	$17.121	$19.157	$17.911	$15.116	$15.988	$14.376	$11.099	$9.833
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	8	10	10	11	13	14	27	8
American Funds Insurance Series® Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.628	$9.752	$10.869	$10.291	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.425	$11.628	$9.752	$10.869	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	26	33	35	—	—	—	—	—	—
American Funds Insurance Series® Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.478	$9.751	$9.987	$9.966	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.291	$10.478	$9.751	$9.987	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	73	65	60	59	—	—	—	—	—	—
American Funds Insurance Series® Capital World Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.222	$9.649	$9.955	$9.889	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.038	$10.222	$9.649	$9.955	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	—	—	—	—	—	—
APP B-39

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.147	$9.432	$10.625	$10.406	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.988	$12.147	$9.432	$10.625	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	18	29	30	—	—	—	—	—	—
American Funds Insurance Series® Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.321	$9.530	$10.846	$10.533	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.705	$12.321	$9.530	$10.846	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	13	15	17	—	—	—	—	—	—
American Funds Insurance Series® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.441	$10.460	$10.672	$10.440	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.088	$13.441	$10.460	$10.672	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	70	86	92	108	—	—	—	—	—	—
American Funds Insurance Series® Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.892	$10.398	$10.777	$10.456	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.382	$12.892	$10.398	$10.777	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	39	35	32	34	—	—	—	—	—	—
American Funds Insurance Series® International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.994	$9.098	$10.666	$10.476	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.310	$10.994	$9.098	$10.666	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	46	46	48	51	—	—	—	—	—	—
American Funds Insurance Series® New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.602	$9.143	$10.824	$10.643	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.092	$11.602	$9.143	$10.824	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	6	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.589	$18.975	$18.860	$14.401	$14.638	$13.938	$13.033	$9.918	$8.865	$9.121
Accumulation Unit Value at end of period	$34.281	$24.589	$18.975	$18.860	$14.401	$14.638	$13.938	$13.033	$9.918	$8.865
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	6	9	10	11	14	17	12
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.718	$17.296	$18.964	$16.526	$14.454	$14.794	$13.769	$11.261	$10.215	$10.037
Accumulation Unit Value at end of period	$22.158	$21.718	$17.296	$18.964	$16.526	$14.454	$14.794	$13.769	$11.261	$10.215
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	11	12	14	16	17	20	21	11
APP B-40

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.627	$11.747	$12.902	$11.518	$11.264	$11.550	$11.502	$10.205	$9.420	$9.648
Accumulation Unit Value at end of period	$16.204	$13.627	$11.747	$12.902	$11.518	$11.264	$11.550	$11.502	$10.205	$9.420
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	4	3	4	6	6	10	9	15
BlackRock Managed Volatility V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.978	$9.945	$10.027	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.148	$9.978	$9.945	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	194	226	222	—	—	—	—	—	—	—
BlackRock S&P 500 Index V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.844	$9.179	$9.769	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.759	$11.844	$9.179	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	35	42	—	—	—	—	—	—	—
Fidelity® VIP Contrafund® Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.539	$28.255	$30.722	$25.649	$24.169	$24.432	$22.213	$17.219	$15.050	$15.180
Accumulation Unit Value at end of period	$46.879	$36.539	$28.255	$30.722	$25.649	$24.169	$24.432	$22.213	$17.219	$15.050
Number of Accumulation Units outstanding at end of period (in thousands)	26	26	30	32	36	60	63	117	49	49
Fidelity® VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.808	$27.039	$32.205	$27.122	$24.599	$25.384	$24.302	$18.156	$16.088	$16.899
Accumulation Unit Value at end of period	$38.095	$32.808	$27.039	$32.205	$27.122	$24.599	$25.384	$24.302	$18.156	$16.088
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	8	9	12	27	28	29	24	24
Fidelity® VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.736	$11.684	$12.205	$11.520	$10.826	$11.207	$11.005	$11.167	$10.283	$10.275
Accumulation Unit Value at end of period	$13.445	$12.736	$11.684	$12.205	$11.520	$10.826	$11.207	$11.005	$11.167	$10.283
Number of Accumulation Units outstanding at end of period (in thousands)	8	7	38	41	42	12	13	13	13	11
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.331	$21.283	$22.603	$20.945	$18.672	$20.413	$19.825	$17.675	$15.940	$15.762
Accumulation Unit Value at end of period	$24.108	$24.331	$21.283	$22.603	$20.945	$18.672	$20.413	$19.825	$17.675	$15.940
Number of Accumulation Units outstanding at end of period (in thousands)	14	14	17	19	21	23	24	26	31	32
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.627	$18.482	$21.153	$19.790	$17.934	$18.913	$18.181	$14.472	$12.970	$12.875
Accumulation Unit Value at end of period	$21.278	$22.627	$18.482	$21.153	$19.790	$17.934	$18.913	$18.181	$14.472	$12.970
Number of Accumulation Units outstanding at end of period (in thousands)	3	5	6	8	7	15	15	21	22	26
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.120	$20.826	$23.273	$21.824	$19.107	$20.428	$19.372	$15.357	$13.651	$13.465
Accumulation Unit Value at end of period	$23.466	$25.120	$20.826	$23.273	$21.824	$19.107	$20.428	$19.372	$15.357	$13.651
Number of Accumulation Units outstanding at end of period (in thousands)	11	10	10	12	15	18	21	27	36	34
APP B-41

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.860	$20.325	$21.756	$18.342	$16.060	$16.938	$15.830	$12.402	$11.262	$10.999
Accumulation Unit Value at end of period	$29.513	$25.860	$20.325	$21.756	$18.342	$16.060	$16.938	$15.830	$12.402	$11.262
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	11	14	18	19	27	28	20	23
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.862	$27.232	$31.777	$29.175	$22.761	$24.983	$25.240	$18.822	$16.155	$15.898
Accumulation Unit Value at end of period	$35.070	$33.862	$27.232	$31.777	$29.175	$22.761	$24.983	$25.240	$18.822	$16.155
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	5	6	6	6	6	7	9
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.149	$16.128	$16.747	$16.274	$15.315	$16.190	$16.152	$15.893	$14.319	$14.335
Accumulation Unit Value at end of period	$17.459	$17.149	$16.128	$16.747	$16.274	$15.315	$16.190	$16.152	$15.893	$14.319
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	16	21	22	25	33	29	31	26
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.735	$16.073	$17.578	$14.648	$14.129	$14.230	$13.496	$9.876	$8.493	$8.666
Accumulation Unit Value at end of period	$24.843	$20.735	$16.073	$17.578	$14.648	$14.129	$14.230	$13.496	$9.876	$8.493
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	13	15	18	19	56	66	69	56
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.467	$21.605	$22.431	$18.721	$18.015	$17.156	$15.030	$11.262	$9.744	$9.730
Accumulation Unit Value at end of period	$33.030	$28.467	$21.605	$22.431	$18.721	$18.015	$17.156	$15.030	$11.262	$9.744
Number of Accumulation Units outstanding at end of period (in thousands)	7	1	1	1	2	1	1	2	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.336	$18.463	$19.846	$17.057	$15.111	$15.559	$14.016	$10.813	$9.687	$9.495
Accumulation Unit Value at end of period	$24.701	$23.336	$18.463	$19.846	$17.057	$15.111	$15.559	$14.016	$10.813	$9.687
Number of Accumulation Units outstanding at end of period (in thousands)	16	12	11	13	18	19	26	32	34	22
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.672	$11.002	$13.782	$11.192	$11.256	$11.240	$11.903	$9.963	$8.435	$8.698
Accumulation Unit Value at end of period	$16.174	$13.672	$11.002	$13.782	$11.192	$11.256	$11.240	$11.903	$9.963	$8.435
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	5	6	11	12	12	10
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.281	$11.301	$11.577	$11.214	$10.923	$11.178	$10.737	$11.083	$10.488	$10.416
Accumulation Unit Value at end of period	$13.152	$12.281	$11.301	$11.577	$11.214	$10.923	$11.178	$10.737	$11.083	$10.488
Number of Accumulation Units outstanding at end of period (in thousands)	47	38	44	44	50	54	48	50	53	13
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.190	$9.097	$9.119	$9.183	$9.262	$9.411	$9.563	$9.717	$9.864	$9.883
Accumulation Unit Value at end of period	$9.168	$9.190	$9.097	$9.119	$9.183	$9.262	$9.411	$9.563	$9.717	$9.864
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	11	11	14	12	18	196	23
APP B-42

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.442	$12.761	$13.886	$12.834	$11.682	$12.405	$11.912	$11.923	$10.939	$10.951
Accumulation Unit Value at end of period	$15.648	$14.442	$12.761	$13.886	$12.834	$11.682	$12.405	$11.912	$11.923	$10.939
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	4	7	6	8	10	9	7	14
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.823	$20.373	$22.879	$20.576	$18.984	$20.502	$19.298	$15.193	$13.574	$13.873
Accumulation Unit Value at end of period	$28.891	$25.823	$20.373	$22.879	$20.576	$18.984	$20.502	$19.298	$15.193	$13.574
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	2	2	2	1
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.364	$9.351	$9.371	$9.483	$9.623	$9.768	$9.914	$9.982	$—	$—
Accumulation Unit Value at end of period	$9.244	$9.364	$9.351	$9.371	$9.483	$9.623	$9.768	$9.914	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	6	9	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.553	$17.852	$21.371	$17.677	$18.070	$18.836	$19.104	$16.335	$14.387	$14.763
Accumulation Unit Value at end of period	$25.270	$22.553	$17.852	$21.371	$17.677	$18.070	$18.836	$19.104	$16.335	$14.387
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	17	17	21	30	31	46	28	14
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.100	$14.694	$16.874	$14.940	$13.401	$14.212	$13.850	$10.944	$10.043	$10.246
Accumulation Unit Value at end of period	$19.425	$18.100	$14.694	$16.874	$14.940	$13.401	$14.212	$13.850	$10.944	$10.043
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	1	9
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.808	$22.346	$26.772	$23.897	$21.690	$23.359	$23.228	$17.200	$15.362	$15.306
Accumulation Unit Value at end of period	$34.754	$27.808	$22.346	$26.772	$23.897	$21.690	$23.359	$23.228	$17.200	$15.362
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	6	7	8	9	9	11	10
Lord Abbett Bond Debenture Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.391	$20.947	$22.154	$20.592	$18.641	$19.217	$18.695	$17.544	$15.825	$15.729
Accumulation Unit Value at end of period	$24.726	$23.391	$20.947	$22.154	$20.592	$18.641	$19.217	$18.695	$17.544	$15.825
Number of Accumulation Units outstanding at end of period (in thousands)	7	3	2	4	5	5	13	14	12	11
Lord Abbett Fundamental Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.271	$17.769	$19.639	$17.709	$15.531	$16.329	$15.470	$11.568	$10.619	$10.748
Accumulation Unit Value at end of period	$21.326	$21.271	$17.769	$19.639	$17.709	$15.531	$16.329	$15.470	$11.568	$10.619
Number of Accumulation Units outstanding at end of period (in thousands)	16	16	17	18	20	24	26	33	44	25
Lord Abbett Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.386	$22.695	$25.080	$22.454	$19.463	$20.340	$19.179	$14.326	$12.974	$13.218
Accumulation Unit Value at end of period	$27.706	$27.386	$22.695	$25.080	$22.454	$19.463	$20.340	$19.179	$14.326	$12.974
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	1	—	—
APP B-43

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$47.429	$34.944	$34.637	$26.823	$26.647	$25.210	$23.546	$17.511	$15.183	$15.591
Accumulation Unit Value at end of period	$61.457	$47.429	$34.944	$34.637	$26.823	$26.647	$25.210	$23.546	$17.511	$15.183
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	3	4	8	7
MFS® New Discovery Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.786	$16.373	$16.911	$13.588	$12.678	$13.152	$14.432	$10.374	$8.711	$9.140
Accumulation Unit Value at end of period	$32.680	$22.786	$16.373	$16.911	$13.588	$12.678	$13.152	$14.432	$10.374	$8.711
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	3	11	17
MFS® Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.052	$13.900	$14.300	$13.933	$13.599	$13.885	$13.345	$13.723	$13.013	$12.946
Accumulation Unit Value at end of period	$16.039	$15.052	$13.900	$14.300	$13.933	$13.599	$13.885	$13.345	$13.723	$13.013
Number of Accumulation Units outstanding at end of period (in thousands)	60	60	67	74	76	81	82	85	87	77
MFS® Total Return Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.377	$18.911	$20.394	$18.480	$17.239	$17.602	$16.508	$14.113	$12.914	$12.904
Accumulation Unit Value at end of period	$24.141	$22.377	$18.911	$20.394	$18.480	$17.239	$17.602	$16.508	$14.113	$12.914
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	5	9	7	11	13	4	6
MFS® Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.765	$24.898	$28.195	$24.390	$21.761	$22.298	$20.539	$15.376	$13.469	$13.441
Accumulation Unit Value at end of period	$32.300	$31.765	$24.898	$28.195	$24.390	$21.761	$22.298	$20.539	$15.376	$13.469
Number of Accumulation Units outstanding at end of period (in thousands)	19	18	21	25	27	59	63	123	41	30
PIMCO All Asset Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.577	$11.425	$12.266	$10.982	$9.874	$11.037	$11.153	$11.309	$10.000	$10.088
Accumulation Unit Value at end of period	$13.370	$12.577	$11.425	$12.266	$10.982	$9.874	$11.037	$11.153	$11.309	$10.000
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	6	6	7	8	10	12	11	7
PIMCO Global Managed Asset Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.729	$10.180	$10.948	$9.749	$9.523	$9.692	$9.409	$10.371	$9.679	$10.016
Accumulation Unit Value at end of period	$13.486	$11.729	$10.180	$10.948	$9.749	$9.523	$9.692	$9.409	$10.371	$9.679
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	1	1
PIMCO StocksPLUS® Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.089	$12.011	$13.660	$11.274	$10.622	$11.851	$11.922	$10.153	$9.389	$9.481
Accumulation Unit Value at end of period	$16.802	$15.089	$12.011	$13.660	$11.274	$10.622	$11.851	$11.922	$10.153	$9.389
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	7	7	10	11	11	13	15	10
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.033	$21.043	$23.342	$19.950	$17.820	$18.657	$16.811	$12.887	$10.965	$10.864
Accumulation Unit Value at end of period	$28.176	$27.033	$21.043	$23.342	$19.950	$17.820	$18.657	$16.811	$12.887	$10.965
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	1	2	2	3	3
APP B-44

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.366	$13.634	$13.518	$10.483	$10.145	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.096	$18.366	$13.634	$13.518	$10.483	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	11	13	16	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.517	$21.991	$24.169	$19.969	$18.091	$18.773	$16.729	$12.568	$10.920	$10.908
Accumulation Unit Value at end of period	$32.960	$28.517	$21.991	$24.169	$19.969	$18.091	$18.773	$16.729	$12.568	$10.920
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.163	$15.487	$18.614	$16.202	$15.358	$16.700	$19.096	$15.777	$13.557	$13.969
Accumulation Unit Value at end of period	$16.681	$17.163	$15.487	$18.614	$16.202	$15.358	$16.700	$19.096	$15.777	$13.557
Number of Accumulation Units outstanding at end of period (in thousands)	21	20	20	20	24	35	37	49	37	26
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.962	$14.911	$14.855	$14.818	$14.622	$15.525	$15.497	$15.494	$13.680	$13.907
Accumulation Unit Value at end of period	$13.950	$14.962	$14.911	$14.855	$14.818	$14.622	$15.525	$15.497	$15.494	$13.680
Number of Accumulation Units outstanding at end of period (in thousands)	32	30	33	40	44	57	59	63	86	91
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.423	$18.915	$22.558	$19.344	$17.938	$19.485	$20.366	$15.825	$13.274	$13.522
Accumulation Unit Value at end of period	$22.297	$21.423	$18.915	$22.558	$19.344	$17.938	$19.485	$20.366	$15.825	$13.274
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	3	4	5	7	10	17	14

I Shares

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.533	$19.969	$21.401	$18.565	$17.828	$17.654	$16.531	$14.260	$12.616	$12.714
Accumulation Unit Value at end of period	$25.633	$23.533	$19.969	$21.401	$18.565	$17.828	$17.654	$16.531	$14.260	$12.616
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
AB VPS Small/Mid-Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.491	$29.689	$35.155	$31.246	$25.114	$26.710	$24.590	$17.920	$15.172	$15.247
Accumulation Unit Value at end of period	$36.466	$35.491	$29.689	$35.155	$31.246	$25.114	$26.710	$24.590	$17.920	$15.172
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	3	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.375	$20.288	$20.678	$15.926	$15.331	$14.707	$13.281	$10.333	$9.132	$9.275
Accumulation Unit Value at end of period	$36.755	$27.375	$20.288	$20.678	$15.926	$15.331	$14.707	$13.281	$10.333	$9.132
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-45

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.305	$19.676	$22.674	$20.403	$16.676	$16.994	$14.664	$11.323	$9.771	$9.602
Accumulation Unit Value at end of period	$25.509	$25.305	$19.676	$22.674	$20.403	$16.676	$16.994	$14.664	$11.323	$9.771
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	12	12	6	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.789	$18.799	$20.784	$19.199	$16.010	$16.732	$14.865	$11.340	$9.927	$9.644
Accumulation Unit Value at end of period	$23.914	$23.789	$18.799	$20.784	$19.199	$16.010	$16.732	$14.865	$11.340	$9.927
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Insurance Series® Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.971	$9.921	$10.925	$10.327	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.947	$11.971	$9.921	$10.925	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	1	—	—	—	—	—	—	—
American Funds Insurance Series® Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.788	$9.920	$10.038	$10.001	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.765	$10.788	$9.920	$10.038	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	7	4	—	—	—	—	—	—	—
American Funds Insurance Series® Capital World Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.524	$9.816	$10.007	$9.923	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.502	$10.524	$9.816	$10.007	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Insurance Series® Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.506	$9.595	$10.680	$10.442	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.534	$12.506	$9.595	$10.680	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	4	4	4	—	—	—	—	—	—
American Funds Insurance Series® Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.685	$9.695	$10.902	$10.569	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.364	$12.685	$9.695	$10.902	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	4	—	—	—	—	—	—
American Funds Insurance Series® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.838	$10.640	$10.727	$10.476	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.931	$13.838	$10.640	$10.727	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	7	—	—	—	—	—	—
American Funds Insurance Series® Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.273	$10.578	$10.832	$10.492	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.986	$13.273	$10.578	$10.832	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	—	—	20	—	—	—	—	—	—
APP B-46

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.319	$9.255	$10.720	$10.512	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.827	$11.319	$9.255	$10.720	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	7	17	—	—	—	—	—	—
American Funds Insurance Series® New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.945	$9.301	$10.879	$10.679	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.684	$11.945	$9.301	$10.879	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	14	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.366	$20.865	$20.492	$15.460	$15.527	$14.608	$13.498	$10.149	$8.963	$9.207
Accumulation Unit Value at end of period	$38.612	$27.366	$20.865	$20.492	$15.460	$15.527	$14.608	$13.498	$10.149	$8.963
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.170	$19.020	$20.605	$17.741	$15.332	$15.505	$14.259	$11.523	$10.328	$10.132
Accumulation Unit Value at end of period	$24.958	$24.170	$19.020	$20.605	$17.741	$15.332	$15.505	$14.259	$11.523	$10.328
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	24	24	14	—	—
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.165	$12.917	$14.019	$12.366	$11.948	$12.105	$11.912	$10.442	$9.524	$9.739
Accumulation Unit Value at end of period	$18.251	$15.165	$12.917	$14.019	$12.366	$11.948	$12.105	$11.912	$10.442	$9.524
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Managed Volatility V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.204	$10.049	$10.048	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.504	$10.204	$10.049	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	—	—	—	—	—	—	—
BlackRock S&P 500 Index V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.113	$9.276	$9.789	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.241	$12.113	$9.276	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	—	—	—	—	—	—	—	—	—
Fidelity® VIP Contrafund® Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$37.599	$28.727	$30.863	$25.460	$23.704	$23.677	$21.269	$16.291	$14.069	$14.169
Accumulation Unit Value at end of period	$48.820	$37.599	$28.727	$30.863	$25.460	$23.704	$23.677	$21.269	$16.291	$14.069
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	3	—	5	4	—	1	3
Fidelity® VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.204	$25.409	$29.903	$24.883	$22.299	$22.736	$21.507	$15.877	$13.900	$14.579
Accumulation Unit Value at end of period	$36.669	$31.204	$25.409	$29.903	$24.883	$22.299	$22.736	$21.507	$15.877	$13.900
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	3	3	3	3	9	4
APP B-47

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Fidelity® VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.415	$15.785	$16.292	$15.195	$14.109	$14.431	$14.002	$14.039	$12.774	$12.744
Accumulation Unit Value at end of period	$18.606	$17.415	$15.785	$16.292	$15.195	$14.109	$14.431	$14.002	$14.039	$12.774
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	6	—	—	—	—	27	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.040	$19.913	$20.896	$19.132	$16.852	$18.203	$17.468	$15.389	$13.712	$13.538
Accumulation Unit Value at end of period	$23.103	$23.040	$19.913	$20.896	$19.132	$16.852	$18.203	$17.468	$15.389	$13.712
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	2	2	2	13	2	2
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.474	$18.945	$21.424	$19.805	$17.733	$18.477	$17.551	$13.804	$12.224	$12.116
Accumulation Unit Value at end of period	$22.341	$23.474	$18.945	$21.424	$19.805	$17.733	$18.477	$17.551	$13.804	$12.224
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	13	13	5	4	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.552	$21.752	$24.017	$22.253	$19.251	$20.335	$19.055	$14.925	$13.109	$12.910
Accumulation Unit Value at end of period	$25.104	$26.552	$21.752	$24.017	$22.253	$19.251	$20.335	$19.055	$14.925	$13.109
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	3	4	6	6	3	3	8	8
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$37.859	$29.401	$31.095	$25.903	$22.410	$23.353	$21.565	$16.693	$14.978	$14.606
Accumulation Unit Value at end of period	$43.728	$37.859	$29.401	$31.095	$25.903	$22.410	$23.353	$21.565	$16.693	$14.978
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	10	7	22	22	19	11	5
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.942	$27.765	$32.012	$29.041	$22.385	$24.278	$24.235	$17.857	$15.145	$14.880
Accumulation Unit Value at end of period	$36.625	$34.942	$27.765	$32.012	$29.041	$22.385	$24.278	$24.235	$17.857	$15.145
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	4	4	3	3	—	3	5	4
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.578	$15.406	$15.805	$15.176	$14.112	$14.740	$14.530	$14.126	$12.575	$12.570
Accumulation Unit Value at end of period	$17.081	$16.578	$15.406	$15.805	$15.176	$14.112	$14.740	$14.530	$14.126	$12.575
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	2	3	3	3	4	4	11	9
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.076	$17.674	$19.099	$15.725	$14.987	$14.915	$13.976	$10.105	$8.587	$8.749
Accumulation Unit Value at end of period	$27.982	$23.076	$17.674	$19.099	$15.725	$14.987	$14.915	$13.976	$10.105	$8.587
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	1
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.681	$23.757	$24.371	$20.097	$19.109	$17.981	$15.565	$11.524	$9.852	$9.823
Accumulation Unit Value at end of period	$37.203	$31.681	$23.757	$24.371	$20.097	$19.109	$17.981	$15.565	$11.524	$9.852
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-48

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.971	$20.303	$21.563	$18.312	$16.029	$16.307	$14.515	$11.064	$9.794	$9.585
Accumulation Unit Value at end of period	$27.821	$25.971	$20.303	$21.563	$18.312	$16.029	$16.307	$14.515	$11.064	$9.794
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.216	$12.099	$14.974	$12.016	$11.940	$11.781	$12.327	$10.195	$8.529	$8.780
Accumulation Unit Value at end of period	$18.218	$15.216	$12.099	$14.974	$12.016	$11.940	$11.781	$12.327	$10.195	$8.529
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	5	4	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.668	$12.426	$12.578	$12.038	$11.586	$11.716	$11.119	$11.341	$10.604	$10.514
Accumulation Unit Value at end of period	$14.813	$13.668	$12.426	$12.578	$12.038	$11.586	$11.716	$11.119	$11.341	$10.604
Number of Accumulation Units outstanding at end of period (in thousands)	8	1	1	1	1	1	1	2	2	1
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.228	$10.004	$9.908	$9.859	$9.825	$9.863	$9.903	$9.943	$9.973	$9.976
Accumulation Unit Value at end of period	$10.326	$10.228	$10.004	$9.908	$9.859	$9.825	$9.863	$9.903	$9.943	$9.973
Number of Accumulation Units outstanding at end of period (in thousands)	—	4	4	—	—	—	—	64	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.048	$14.011	$15.064	$13.757	$12.374	$12.982	$12.318	$12.182	$11.043	$11.038
Accumulation Unit Value at end of period	$17.599	$16.048	$14.011	$15.064	$13.757	$12.374	$12.982	$12.318	$12.182	$11.043
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	4
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.355	$21.324	$23.663	$21.026	$19.169	$20.454	$19.023	$14.798	$13.064	$13.331
Accumulation Unit Value at end of period	$30.975	$27.355	$21.324	$23.663	$21.026	$19.169	$20.454	$19.023	$14.798	$13.064
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	12	10	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.134	$10.000	$9.902	$9.900	$9.927	$9.956	$9.984	$9.997	$—	$—
Accumulation Unit Value at end of period	$10.125	$10.134	$10.000	$9.902	$9.900	$9.927	$9.956	$9.984	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	10	5	—	—	—	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.858	$17.096	$20.222	$16.527	$16.693	$17.192	$17.228	$14.556	$12.667	$12.978
Accumulation Unit Value at end of period	$24.786	$21.858	$17.096	$20.222	$16.527	$16.693	$17.192	$17.228	$14.556	$12.667
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	4	3	1	1	8	7	5	5
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.438	$20.406	$23.152	$20.254	$17.952	$18.811	$18.112	$14.142	$12.822	$13.062
Accumulation Unit Value at end of period	$27.630	$25.438	$20.406	$23.152	$20.254	$17.952	$18.811	$18.112	$14.142	$12.822
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	4	—	—	—	—
APP B-49

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.266	$23.237	$27.508	$24.261	$21.758	$23.152	$22.747	$16.644	$14.688	$14.611
Accumulation Unit Value at end of period	$37.018	$29.266	$23.237	$27.508	$24.261	$21.758	$23.152	$22.747	$16.644	$14.688
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	5	4	6	4	1	1	2	3
Lord Abbett Bond Debenture Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.629	$18.253	$19.075	$17.518	$15.670	$15.961	$15.342	$14.226	$12.679	$12.583
Accumulation Unit Value at end of period	$22.069	$20.629	$18.253	$19.075	$17.518	$15.670	$15.961	$15.342	$14.226	$12.679
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	2	9	4	13	13	12	20	3
Lord Abbett Fundamental Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.116	$22.382	$24.442	$21.777	$18.872	$19.603	$18.352	$13.558	$12.298	$12.429
Accumulation Unit Value at end of period	$27.514	$27.116	$22.382	$24.442	$21.777	$18.872	$19.603	$18.352	$13.558	$12.298
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
Lord Abbett Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.708	$21.869	$23.880	$21.125	$18.092	$18.682	$17.406	$12.846	$11.495	$11.693
Accumulation Unit Value at end of period	$27.347	$26.708	$21.869	$23.880	$21.125	$18.092	$18.682	$17.406	$12.846	$11.495
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$48.280	$35.147	$34.423	$26.339	$25.855	$24.168	$22.304	$16.389	$14.041	$14.396
Accumulation Unit Value at end of period	$63.316	$48.280	$35.147	$34.423	$26.339	$25.855	$24.168	$22.304	$16.389	$14.041
Number of Accumulation Units outstanding at end of period (in thousands)	—	4	—	—	2	—	—	3	—	2
MFS® New Discovery Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.359	$18.004	$18.374	$14.588	$13.448	$13.785	$14.946	$10.616	$8.807	$9.227
Accumulation Unit Value at end of period	$36.809	$25.359	$18.004	$18.374	$14.588	$13.448	$13.785	$14.946	$10.616	$8.807
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	11	—	—
MFS® Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.584	$14.220	$14.455	$13.916	$13.420	$13.539	$12.857	$13.064	$12.240	$12.159
Accumulation Unit Value at end of period	$16.807	$15.584	$14.220	$14.455	$13.916	$13.420	$13.539	$12.857	$13.064	$12.240
Number of Accumulation Units outstanding at end of period (in thousands)	6	11	7	7	11	24	24	18	42	22
MFS® Total Return Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.842	$19.908	$21.214	$18.993	$17.507	$17.662	$16.367	$13.826	$12.500	$12.471
Accumulation Unit Value at end of period	$26.032	$23.842	$19.908	$21.214	$18.993	$17.507	$17.662	$16.367	$13.826	$12.500
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	4	—	—	—
MFS® Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.649	$26.061	$29.159	$24.923	$21.971	$22.245	$20.246	$14.976	$12.962	$12.916
Accumulation Unit Value at end of period	$34.629	$33.649	$26.061	$29.159	$24.923	$21.971	$22.245	$20.246	$14.976	$12.962
Number of Accumulation Units outstanding at end of period (in thousands)	2	7	1	1	6	8	3	3	8	9
APP B-50

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
PIMCO All Asset Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.997	$12.563	$13.327	$11.790	$10.474	$11.568	$11.550	$11.572	$10.110	$10.184
Accumulation Unit Value at end of period	$15.058	$13.997	$12.563	$13.327	$11.790	$10.474	$11.568	$11.550	$11.572	$10.110
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	15	23	—
PIMCO Global Managed Asset Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.053	$11.194	$11.895	$10.466	$10.102	$10.158	$9.744	$10.612	$9.785	$10.111
Accumulation Unit Value at end of period	$15.189	$13.053	$11.194	$11.895	$10.466	$10.102	$10.158	$9.744	$10.612	$9.785
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
PIMCO StocksPLUS® Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.793	$13.208	$14.841	$12.103	$11.267	$12.421	$12.346	$10.389	$9.493	$9.570
Accumulation Unit Value at end of period	$18.925	$16.793	$13.208	$14.841	$12.103	$11.267	$12.421	$12.346	$10.389	$9.493
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$37.033	$28.484	$31.219	$26.364	$23.269	$24.071	$21.430	$16.233	$13.647	$13.500
Accumulation Unit Value at end of period	$39.064	$37.033	$28.484	$31.219	$26.364	$23.269	$24.071	$21.430	$16.233	$13.647
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	3	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.172	$14.062	$13.777	$10.556	$10.160	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.513	$19.172	$14.062	$13.777	$10.556	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	—	3	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$39.889	$30.394	$33.005	$26.945	$24.120	$24.731	$21.775	$16.164	$13.877	$13.840
Accumulation Unit Value at end of period	$46.660	$39.889	$30.394	$33.005	$26.945	$24.120	$24.731	$21.775	$16.164	$13.877
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	3	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.775	$14.957	$17.761	$15.276	$14.307	$15.372	$17.367	$14.178	$12.037	$12.384
Accumulation Unit Value at end of period	$16.501	$16.775	$14.957	$17.761	$15.276	$14.307	$15.372	$17.367	$14.178	$12.037
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	3	3	12	11	7	5
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.932	$14.704	$14.474	$14.266	$13.910	$14.592	$14.392	$14.217	$12.404	$12.590
Accumulation Unit Value at end of period	$14.091	$14.932	$14.704	$14.474	$14.266	$13.910	$14.592	$14.392	$14.217	$12.404
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	6	3	3	20	25	19	45	14
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.832	$19.047	$22.444	$19.017	$17.425	$18.701	$19.313	$14.829	$12.290	$12.499
Accumulation Unit Value at end of period	$22.998	$21.832	$19.047	$22.444	$19.017	$17.425	$18.701	$19.313	$14.829	$12.290
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-51

L Shares

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.115	$14.691	$15.926	$13.976	$13.577	$13.599	$12.882	$11.241	$10.059	$10.153
Accumulation Unit Value at end of period	$18.430	$17.115	$14.691	$15.926	$13.976	$13.577	$13.599	$12.882	$11.241	$10.059
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	13	23	35	66	115	108	77	16
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.959	$18.581	$22.257	$20.011	$16.269	$17.504	$16.301	$12.016	$10.291	$10.357
Accumulation Unit Value at end of period	$22.304	$21.959	$18.581	$22.257	$20.011	$16.269	$17.504	$16.301	$12.016	$10.291
Number of Accumulation Units outstanding at end of period (in thousands)	18	15	18	21	23	26	27	26	17	16
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.779	$18.577	$19.152	$14.922	$14.530	$14.100	$12.881	$10.137	$9.062	$9.218
Accumulation Unit Value at end of period	$32.890	$24.779	$18.577	$19.152	$14.922	$14.530	$14.100	$12.881	$10.137	$9.062
Number of Accumulation Units outstanding at end of period (in thousands)	26	38	45	51	78	92	100	116	48	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.840	$17.965	$20.941	$19.061	$15.760	$16.246	$14.181	$11.076	$9.669	$9.515
Accumulation Unit Value at end of period	$22.761	$22.840	$17.965	$20.941	$19.061	$15.760	$16.246	$14.181	$11.076	$9.669
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	14	15	16	20	18	15	14	9
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.501	$17.188	$19.222	$17.962	$15.152	$16.018	$14.396	$11.109	$9.837	$9.570
Accumulation Unit Value at end of period	$21.368	$21.501	$17.188	$19.222	$17.962	$15.152	$16.018	$14.396	$11.109	$9.837
Number of Accumulation Units outstanding at end of period (in thousands)	74	76	96	99	125	176	217	213	199	41
American Funds Insurance Series® Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.642	$9.759	$10.871	$10.293	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.446	$11.642	$9.759	$10.871	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	452	464	506	617	—	—	—	—	—	—
American Funds Insurance Series® Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.491	$9.758	$9.989	$9.968	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.310	$10.491	$9.758	$9.989	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	98	93	95	98	—	—	—	—	—	—
American Funds Insurance Series® Capital World Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.235	$9.656	$9.958	$9.890	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.057	$10.235	$9.656	$9.958	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	15	15	—	—	—	—	—	—
American Funds Insurance Series® Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.162	$9.439	$10.627	$10.407	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.011	$12.162	$9.439	$10.627	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	120	122	126	156	—	—	—	—	—	—
APP B-52

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
American Funds Insurance Series® Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.336	$9.537	$10.848	$10.534	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.732	$12.336	$9.537	$10.848	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	77	86	94	104	—	—	—	—	—	—
American Funds Insurance Series® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.457	$10.467	$10.674	$10.442	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.122	$13.457	$10.467	$10.674	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	952	1,175	1,405	1,586	—	—	—	—	—	—
American Funds Insurance Series® Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.907	$10.406	$10.779	$10.457	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.407	$12.907	$10.406	$10.779	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,172	1,240	1,407	1,537	—	—	—	—	—	—
American Funds Insurance Series® International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.008	$9.104	$10.668	$10.477	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.331	$11.008	$9.104	$10.668	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	511	543	633	707	—	—	—	—	—	—
American Funds Insurance Series® New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.616	$9.150	$10.826	$10.644	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.116	$11.616	$9.150	$10.826	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	66	62	72	76	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.699	$19.050	$18.926	$14.443	$14.674	$13.965	$13.053	$9.928	$8.869	$9.124
Accumulation Unit Value at end of period	$34.451	$24.699	$19.050	$18.926	$14.443	$14.674	$13.965	$13.053	$9.928	$8.869
Number of Accumulation Units outstanding at end of period (in thousands)	46	67	83	99	160	204	237	290	308	40
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.815	$17.365	$19.030	$16.575	$14.490	$14.823	$13.789	$11.272	$10.220	$10.041
Accumulation Unit Value at end of period	$22.268	$21.815	$17.365	$19.030	$16.575	$14.490	$14.823	$13.789	$11.272	$10.220
Number of Accumulation Units outstanding at end of period (in thousands)	82	85	99	107	149	217	240	293	291	40
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.688	$11.794	$12.947	$11.552	$11.292	$11.572	$11.519	$10.214	$9.424	$9.651
Accumulation Unit Value at end of period	$16.284	$13.688	$11.794	$12.947	$11.552	$11.292	$11.572	$11.519	$10.214	$9.424
Number of Accumulation Units outstanding at end of period (in thousands)	88	105	118	176	215	246	224	237	124	22
BlackRock Managed Volatility V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.987	$9.949	$10.028	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.163	$9.987	$9.949	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6,575	6,793	6,905	—	—	—	—	—	—	—
APP B-53

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
BlackRock S&P 500 Index V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.855	$9.183	$9.770	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.778	$11.855	$9.183	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	815	959	1,285	—	—	—	—	—	—	—
Fidelity® VIP Contrafund® Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.115	$20.184	$21.935	$18.304	$17.239	$17.418	$15.828	$12.263	$10.713	$10.806
Accumulation Unit Value at end of period	$33.521	$26.115	$20.184	$21.935	$18.304	$17.239	$17.418	$15.828	$12.263	$10.713
Number of Accumulation Units outstanding at end of period (in thousands)	153	196	262	310	429	533	598	686	523	141
Fidelity® VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.585	$16.133	$19.205	$16.166	$14.655	$15.115	$14.463	$10.800	$9.565	$10.047
Accumulation Unit Value at end of period	$22.752	$19.585	$16.133	$19.205	$16.166	$14.655	$15.115	$14.463	$10.800	$9.565
Number of Accumulation Units outstanding at end of period (in thousands)	19	25	32	36	42	63	90	94	75	101
Fidelity® VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.795	$11.732	$12.249	$11.556	$10.854	$11.230	$11.023	$11.180	$10.290	$10.281
Accumulation Unit Value at end of period	$13.514	$12.795	$11.732	$12.249	$11.556	$10.854	$11.230	$11.023	$11.180	$10.290
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	8	9	10	16	28	19	16	31
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.156	$14.126	$14.994	$13.887	$12.374	$13.520	$13.124	$11.696	$10.542	$10.424
Accumulation Unit Value at end of period	$16.016	$16.156	$14.126	$14.994	$13.887	$12.374	$13.520	$13.124	$11.696	$10.542
Number of Accumulation Units outstanding at end of period (in thousands)	29	48	62	75	116	133	138	128	85	40
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.496	$14.283	$16.340	$15.279	$13.839	$14.587	$14.016	$11.151	$9.989	$9.915
Accumulation Unit Value at end of period	$16.461	$17.496	$14.283	$16.340	$15.279	$13.839	$14.587	$14.016	$11.151	$9.989
Number of Accumulation Units outstanding at end of period (in thousands)	17	11	12	14	19	41	37	38	33	73
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.185	$15.898	$17.757	$16.643	$14.564	$15.563	$14.751	$11.688	$10.384	$10.242
Accumulation Unit Value at end of period	$17.931	$19.185	$15.898	$17.757	$16.643	$14.564	$15.563	$14.751	$11.688	$10.384
Number of Accumulation Units outstanding at end of period (in thousands)	136	140	176	207	348	457	464	498	305	96
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.980	$20.409	$21.835	$18.399	$16.102	$16.974	$15.856	$12.416	$11.269	$11.005
Accumulation Unit Value at end of period	$29.664	$25.980	$20.409	$21.835	$18.399	$16.102	$16.974	$15.856	$12.416	$11.269
Number of Accumulation Units outstanding at end of period (in thousands)	48	62	75	91	139	206	208	213	130	31
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.378	$18.791	$21.916	$20.112	$15.682	$17.205	$17.373	$12.949	$11.109	$10.931
Accumulation Unit Value at end of period	$24.224	$23.378	$18.791	$21.916	$20.112	$15.682	$17.205	$17.373	$12.949	$11.109
Number of Accumulation Units outstanding at end of period (in thousands)	16	17	22	24	28	36	37	35	23	47
APP B-54

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.241	$11.507	$11.942	$11.599	$10.910	$11.528	$11.495	$11.305	$10.180	$10.191
Accumulation Unit Value at end of period	$12.469	$12.241	$11.507	$11.942	$11.599	$10.910	$11.528	$11.495	$11.305	$10.180
Number of Accumulation Units outstanding at end of period (in thousands)	38	44	54	58	97	120	138	148	115	81
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.828	$16.136	$17.639	$14.691	$14.163	$14.258	$13.515	$9.885	$8.497	$8.670
Accumulation Unit Value at end of period	$24.967	$20.828	$16.136	$17.639	$14.691	$14.163	$14.258	$13.515	$9.885	$8.497
Number of Accumulation Units outstanding at end of period (in thousands)	111	149	192	213	284	376	461	504	550	144
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.595	$21.690	$22.509	$18.776	$18.059	$17.189	$15.052	$11.273	$9.749	$9.734
Accumulation Unit Value at end of period	$33.194	$28.595	$21.690	$22.509	$18.776	$18.059	$17.189	$15.052	$11.273	$9.749
Number of Accumulation Units outstanding at end of period (in thousands)	11	2	2	2	5	6	5	5	5	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.440	$18.536	$19.915	$17.108	$15.148	$15.589	$14.037	$10.823	$9.692	$9.499
Accumulation Unit Value at end of period	$24.824	$23.440	$18.536	$19.915	$17.108	$15.148	$15.589	$14.037	$10.823	$9.692
Number of Accumulation Units outstanding at end of period (in thousands)	140	123	162	186	242	342	426	476	494	123
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.733	$11.046	$13.829	$11.226	$11.283	$11.262	$11.920	$9.972	$8.439	$8.701
Accumulation Unit Value at end of period	$16.254	$13.733	$11.046	$13.829	$11.226	$11.283	$11.262	$11.920	$9.972	$8.439
Number of Accumulation Units outstanding at end of period (in thousands)	99	120	158	154	229	288	359	357	310	76
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.336	$11.345	$11.617	$11.247	$10.950	$11.200	$10.753	$11.094	$10.493	$10.420
Accumulation Unit Value at end of period	$13.217	$12.336	$11.345	$11.617	$11.247	$10.950	$11.200	$10.753	$11.094	$10.493
Number of Accumulation Units outstanding at end of period (in thousands)	148	76	89	111	123	212	220	190	174	68
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.231	$9.134	$9.151	$9.210	$9.285	$9.429	$9.577	$9.726	$9.868	$9.887
Accumulation Unit Value at end of period	$9.214	$9.231	$9.134	$9.151	$9.210	$9.285	$9.429	$9.577	$9.726	$9.868
Number of Accumulation Units outstanding at end of period (in thousands)	18	8	9	11	10	11	19	13	28	6
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.505	$12.811	$13.933	$12.871	$11.710	$12.428	$11.929	$11.934	$10.943	$10.954
Accumulation Unit Value at end of period	$15.725	$14.505	$12.811	$13.933	$12.871	$11.710	$12.428	$11.929	$11.934	$10.943
Number of Accumulation Units outstanding at end of period (in thousands)	33	47	51	54	64	71	78	84	60	13
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.388	$16.077	$18.046	$16.221	$14.959	$16.147	$15.191	$11.954	$10.675	$10.909
Accumulation Unit Value at end of period	$22.822	$20.388	$16.077	$18.046	$16.221	$14.959	$16.147	$15.191	$11.954	$10.675
Number of Accumulation Units outstanding at end of period (in thousands)	33	41	52	58	82	129	152	163	128	22
APP B-55

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.394	$9.378	$9.393	$9.500	$9.636	$9.775	$9.917	$9.982	$—	$—
Accumulation Unit Value at end of period	$9.279	$9.394	$9.378	$9.393	$9.500	$9.636	$9.775	$9.917	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	63	71	76	116	170	174	70	66	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.443	$12.218	$14.619	$12.086	$12.349	$12.866	$13.042	$11.146	$9.812	$10.068
Accumulation Unit Value at end of period	$17.312	$15.443	$12.218	$14.619	$12.086	$12.349	$12.866	$13.042	$11.146	$9.812
Number of Accumulation Units outstanding at end of period (in thousands)	180	205	262	276	387	449	520	537	385	123
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.184	$14.755	$16.935	$14.986	$13.437	$14.243	$13.872	$10.956	$10.049	$10.252
Accumulation Unit Value at end of period	$19.525	$18.184	$14.755	$16.935	$14.986	$13.437	$14.243	$13.872	$10.956	$10.049
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	11	12	12	14	16	17	16	15
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.581	$16.531	$19.795	$17.660	$16.021	$17.246	$17.140	$12.686	$11.324	$11.282
Accumulation Unit Value at end of period	$25.736	$20.581	$16.531	$19.795	$17.660	$16.021	$17.246	$17.140	$12.686	$11.324
Number of Accumulation Units outstanding at end of period (in thousands)	27	33	38	39	51	65	70	75	55	35
Lord Abbett Bond Debenture Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.645	$14.004	$14.803	$13.753	$12.444	$12.822	$12.467	$11.693	$10.543	$10.478
Accumulation Unit Value at end of period	$16.547	$15.645	$14.004	$14.803	$13.753	$12.444	$12.822	$12.467	$11.693	$10.543
Number of Accumulation Units outstanding at end of period (in thousands)	10	21	20	36	43	52	54	54	62	57
Lord Abbett Fundamental Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.369	$17.842	$19.711	$17.765	$15.572	$16.363	$15.496	$11.581	$10.625	$10.754
Accumulation Unit Value at end of period	$21.435	$21.369	$17.842	$19.711	$17.765	$15.572	$16.363	$15.496	$11.581	$10.625
Number of Accumulation Units outstanding at end of period (in thousands)	133	144	175	200	252	349	411	449	350	107
Lord Abbett Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.091	$18.297	$20.211	$18.086	$15.668	$16.366	$15.424	$11.516	$10.424	$10.619
Accumulation Unit Value at end of period	$22.360	$22.091	$18.297	$20.211	$18.086	$15.668	$16.366	$15.424	$11.516	$10.424
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	1	1	2	2	3	3	2
MFS® Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.477	$25.389	$25.153	$19.469	$19.332	$18.280	$17.065	$12.685	$10.993	$11.287
Accumulation Unit Value at end of period	$44.697	$34.477	$25.389	$25.153	$19.469	$19.332	$18.280	$17.065	$12.685	$10.993
Number of Accumulation Units outstanding at end of period (in thousands)	7	4	5	10	9	10	10	9	8	3
MFS® New Discovery Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.888	$16.438	$16.969	$13.628	$12.709	$13.178	$14.453	$10.384	$8.715	$9.144
Accumulation Unit Value at end of period	$32.842	$22.888	$16.438	$16.969	$13.628	$12.709	$13.178	$14.453	$10.384	$8.715
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	20	25	39	46	61	59	40	—
APP B-56

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS® Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.037	$11.111	$11.425	$11.126	$10.854	$11.077	$10.641	$10.937	$10.365	$10.312
Accumulation Unit Value at end of period	$12.834	$12.037	$11.111	$11.425	$11.126	$10.854	$11.077	$10.641	$10.937	$10.365
Number of Accumulation Units outstanding at end of period (in thousands)	83	85	116	131	157	202	258	289	269	194
MFS® Total Return Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.263	$15.427	$16.628	$15.060	$14.042	$14.330	$13.433	$11.479	$10.498	$10.489
Accumulation Unit Value at end of period	$19.713	$18.263	$15.427	$16.628	$15.060	$14.042	$14.330	$13.433	$11.479	$10.498
Number of Accumulation Units outstanding at end of period (in thousands)	19	23	26	26	45	106	121	105	59	26
MFS® Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.292	$19.815	$22.427	$19.390	$17.292	$17.710	$16.305	$12.200	$10.682	$10.659
Accumulation Unit Value at end of period	$25.731	$25.292	$19.815	$22.427	$19.390	$17.292	$17.710	$16.305	$12.200	$10.682
Number of Accumulation Units outstanding at end of period (in thousands)	231	242	308	347	470	619	678	808	607	142
PIMCO All Asset Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.633	$11.470	$12.308	$11.015	$9.898	$11.059	$11.169	$11.320	$10.004	$10.092
Accumulation Unit Value at end of period	$13.436	$12.633	$11.470	$12.308	$11.015	$9.898	$11.059	$11.169	$11.320	$10.004
Number of Accumulation Units outstanding at end of period (in thousands)	20	33	36	58	68	89	100	102	82	19
PIMCO Global Managed Asset Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.782	$10.220	$10.986	$9.778	$9.547	$9.711	$9.422	$10.381	$9.683	$10.020
Accumulation Unit Value at end of period	$13.553	$11.782	$10.220	$10.986	$9.778	$9.547	$9.711	$9.422	$10.381	$9.683
Number of Accumulation Units outstanding at end of period (in thousands)	27	34	36	41	50	56	68	68	60	26
PIMCO StocksPLUS® Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.157	$12.059	$13.707	$11.308	$10.648	$11.874	$11.939	$10.163	$9.393	$9.484
Accumulation Unit Value at end of period	$16.886	$15.157	$12.059	$13.707	$11.308	$10.648	$11.874	$11.939	$10.163	$9.393
Number of Accumulation Units outstanding at end of period (in thousands)	84	95	113	120	171	230	234	270	257	34
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.158	$21.130	$23.427	$20.012	$17.867	$18.697	$16.838	$12.902	$10.972	$10.870
Accumulation Unit Value at end of period	$28.320	$27.158	$21.130	$23.427	$20.012	$17.867	$18.697	$16.838	$12.902	$10.972
Number of Accumulation Units outstanding at end of period (in thousands)	14	10	14	15	17	20	21	23	18	16
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.399	$13.651	$13.529	$10.486	$10.146	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.153	$18.399	$13.651	$13.529	$10.486	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	76	104	142	161	234	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.649	$22.082	$24.256	$20.032	$18.139	$18.813	$16.756	$12.582	$10.927	$10.914
Accumulation Unit Value at end of period	$33.129	$28.649	$22.082	$24.256	$20.032	$18.139	$18.813	$16.756	$12.582	$10.927
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	8	8	9	9	6	5	1
APP B-57

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.944	$10.773	$12.941	$11.258	$10.667	$11.593	$13.249	$10.941	$9.397	$9.682
Accumulation Unit Value at end of period	$11.615	$11.944	$10.773	$12.941	$11.258	$10.667	$11.593	$13.249	$10.941	$9.397
Number of Accumulation Units outstanding at end of period (in thousands)	224	225	246	265	355	432	451	425	300	76
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.772	$10.730	$10.685	$10.653	$10.507	$11.150	$11.125	$11.116	$9.810	$9.973
Accumulation Unit Value at end of period	$10.049	$10.772	$10.730	$10.685	$10.653	$10.507	$11.150	$11.125	$11.116	$9.810
Number of Accumulation Units outstanding at end of period (in thousands)	148	148	167	188	233	337	407	418	266	127
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.844	$13.983	$16.668	$14.286	$13.241	$14.375	$15.018	$11.664	$9.778	$9.960
Accumulation Unit Value at end of period	$16.499	$15.844	$13.983	$16.668	$14.286	$13.241	$14.375	$15.018	$11.664	$9.778
Number of Accumulation Units outstanding at end of period (in thousands)	110	126	153	177	350	429	408	410	239	51
APP B-58

Appendix C — Fund Data

The following tables describe the investment options available by contract, including the Fund name, share class, fund objectives and the investment adviser and sub-adviser of each Fund. For additional information on each Fund, please refer to the Fund’s Prospectus.

1.	Personal Retirement Manager Series III	App C - 2
2.	Huntington Personal Retirement Manager Series III	App C - 6

APP C-1

1.Personal Retirement Manager Series III:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. Balanced Risk Allocation Fund - Series II	Seeks total return with a low to moderate correlation to traditional financial market indices	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Main Street Mid Cap Fund - Series II (formerly Invesco V.I. Mid Cap Core Equity Fund)	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series II**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Century Variable Portfolios, Inc.
American Century VP Growth Fund - Class II	Seeks long-term capital growth	American Century Investment Management, Inc.
American Century VP Mid Cap Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
American Century VP Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
American Funds Insurance Series
American Funds Washington Mutual Investors Fund - Class 4 (formerly American Funds Blue Chip Income and Growth Fund)	Seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds The Bond Fund of America - Class 4 (formerly American Funds Bond Fund)	Seeks to provide as high a level of current income as is consistent with the preservation of capital	Capital Research and Management Company
American Funds Capital World Bond Fund - Class 4	Seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund's investments	Capital Research and Management Company
American Funds Capital World Growth and Income Fund - Class 4 (formerly American Funds Global Growth and Income Fund)	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 4	Seeks to provide long-term growth of capital	Capital Research and Management Company
APP C-2

American Funds Growth Fund - Class 4	Seeks to provide growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 4	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company
American Funds International Fund - Class 4	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds New World Fund - Class 4	Seeks to provide long-term capital appreciation	Capital Research and Management Company
BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund - Class III	Seeks long-term growth of capital	BlackRock Advisors, LLC
BlackRock Equity Dividend V.I. Fund - Class III	Seeks long-term total return and current income	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund - Class III	Seeks high total investment return	BlackRock Advisors, LLC
BlackRock Managed Volatility V.I. Fund - Class III	Seeks a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.	BlackRock Advisors, LLC, Sub-advised by BlackRock International Limited Edinburgh, United Kingdom, BlackRock Asset Management North Asia Limited, Hong Kong, and BlackRock (Singapore) Limited, 079912 Singapore
BlackRock S&P 500 Index V.I. Fund - Class III	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Seeks long-term growth of capital	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Strategic Income Portfolio - Service Class 2	Seeks a high level of current income. The fund may also seek capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)), and other investment advisers
Franklin Templeton Variable Insurance Products Trust
Franklin Income VIP Fund - Class 4	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Mutual Global Discovery VIP Fund - Class 4	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 4	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 4	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisers, Inc.
Franklin Small Cap Value VIP Fund - Class 4	Seeks long-term total return	Franklin Mutual Advisers, LLC
APP C-3

Franklin Strategic Income VIP Fund - Class 4	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Foreign VIP Fund - Class 4	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund - Class 4	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Franklin Advisers, Inc.
Templeton Growth VIP Fund - Class 4	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford Series Fund, Inc.
Hartford Capital Appreciation HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IB	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IB	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IB	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IB	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
MFS® Variable Insurance Trust
MFS® Growth Series - Service Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® New Discovery Series - Service Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Bond Series - Service Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Series - Service Class	Seeks total return	Massachusetts Financial Services Company
MFS® Value Series - Service Class	Seeks capital appreciation	Massachusetts Financial Services Company
PIMCO Equity Series VIT
PIMCO StocksPLUS Global Portfolio - Advisor Class	Seeks total return which exceeds that of its secondary benchmark index consistent with prudent investment management	Pacific Investment Management Company LLC
PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio - Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Pacific Investment Management Company LLC, Sub-advised by Research Affiliates
APP C-4

PIMCO Global Managed Asset Allocation Portfolio - Advisor Class	Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT Large Cap Value Fund - Class IB (formerly Putnam VT Equity Income Fund)	Seeks capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Multi-Cap Core Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP C-5

2.Huntington Personal Retirement Manager Series III:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. Balanced Risk Allocation Fund - Series II	Seeks total return with a low to moderate correlation to traditional financial market indices	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Main Street Mid Cap Fund - Series II (formerly Invesco V.I. Mid Cap Core Equity Fund)	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series II**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Century Variable Portfolios, Inc.
American Century VP Growth Fund - Class II	Seeks long-term capital growth	American Century Investment Management, Inc.
American Century VP Mid Cap Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
American Century VP Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
American Funds Insurance Series
American Funds Washington Mutual Investors Fund - Class 4 (formerly American Funds Blue Chip Income and Growth Fund)	Seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds The Bond Fund of America - Class 4 (formerly American Funds Bond Fund)	Seeks to provide as high a level of current income as is consistent with the preservation of capital	Capital Research and Management Company
American Funds Capital World Bond Fund - Class 4	Seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund's investments	Capital Research and Management Company
American Funds Capital World Growth and Income Fund - Class 4 (formerly American Funds Global Growth and Income Fund)	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 4	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 4	Seeks to provide growth of capital	Capital Research and Management Company
APP C-6

American Funds Growth-Income Fund - Class 4	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company
American Funds International Fund - Class 4	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds New World Fund - Class 4	Seeks to provide long-term capital appreciation	Capital Research and Management Company
BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund - Class III	Seeks long-term growth of capital	BlackRock Advisors, LLC
BlackRock Equity Dividend V.I. Fund - Class III	Seeks long-term total return and current income	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund - Class III	Seeks high total investment return	BlackRock Advisors, LLC
BlackRock S&P 500 Index V.I. Fund - Class III	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
BlackRock Managed Volatility V.I. Fund - Class III	Seeks a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.	BlackRock Advisors, LLC, Sub-advised by BlackRock International Limited Edinburgh, United Kingdom, BlackRock Asset Management North Asia Limited, Hong Kong, and BlackRock (Singapore) Limited, 079912 Singapore
Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Seeks long-term growth of capital	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Strategic Income Portfolio - Service Class 2	Seeks a high level of current income. The fund may also seek capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)), and other investment advisers
Franklin Templeton Variable Insurance Products Trust
Franklin Income VIP Fund - Class 4	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Mutual Global Discovery VIP Fund - Class 4	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 4	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 4	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisers, Inc.
Franklin Small Cap Value VIP Fund - Class 4	Seeks long-term total return	Franklin Mutual Advisers, LLC
Franklin Strategic Income VIP Fund - Class 4	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
APP C-7

Templeton Foreign VIP Fund - Class 4	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund - Class 4	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Franklin Advisers, Inc.
Templeton Growth VIP Fund - Class 4	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford Series Fund, Inc.
Hartford Capital Appreciation HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IB	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IB	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IB	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IB	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
MFS® Variable Insurance Trust
MFS® Growth Series - Service Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® New Discovery Series - Service Class	Seeks capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Bond Series - Service Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	Massachusetts Financial Services Company
MFS® Total Return Series - Service Class	Seeks total return	Massachusetts Financial Services Company
MFS® Value Series - Service Class	Seeks capital appreciation	Massachusetts Financial Services Company
Mutual Fund and Variable Insurance Trust
Rational Trend Aggregation VA Fund	Seeks total return with dividend income as an important component of that return	Rational Advisors, Inc., Sub-advised by Tuttle Tactical Management, LLC
Rational Insider Buying VA Fund	Seeks long-term capital appreciation	Rational Advisors, Inc.
PIMCO Equity Series VIT
APP C-8

PIMCO StocksPLUS Global Portfolio - Advisor Class	Seeks total return which exceeds that of its secondary benchmark index consistent with prudent investment management	Pacific Investment Management Company LLC
PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio - Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Pacific Investment Management Company LLC, Sub-advised by Research Affiliates
PIMCO Global Managed Asset Allocation Portfolio - Advisor Class	Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT Large Cap Value Fund - Class IB (formerly Putnam VT Equity Income Fund)	Seeks capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Multi-Cap Core Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP C-9

Appendix D - Optional Rider Investment Restrictions

Investment Restrictions For

•Daily Lock Income Benefit
•Future6

•Legacy Lock
•Safety Plus

Applicable To The Following Products

•Personal Retirement Manager B-Share VA 3
•Personal Retirement Manager C-Share VA 4
•Personal Retirement Manager I-Share VA 3
•Personal Retirement Manager L-Share VA 3
•Huntington Personal Retirement Manager B-Share VA 3

You must choose one of the following models. The models will be re-balanced monthly. For Future6, in the event that your Contract Value reduces below the minimum amount rule and you fail to transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days, we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.

Occasionally, funds may be liquidated or merged into other funds due to actions taken by its fund company. As a result of these actions, the funds available in particular models may be impacted. We mail notifications of any such changes around the time they occur. If you are invested in a model, it is important to regularly review the current fund allocations of your model with your Investment professional to determine whether they meet your current and ongoing needs.

PERSONAL PROTECTION PORTFOLIOS
Series 8076

BlackRock Managed Volatility V.I. Fund	50%
Hartford Capital Appreciation HLS Fund	20%
Hartford Dividend and Growth HLS Fund	20%
Hartford International Opportunities HLS Fund	10%
Total	100%
Series 8077

BlackRock Managed Volatility V.I. Fund	50%
American Funds Growth Fund	20%
American Funds Growth-Income Fund	20%
American Funds International Fund	10%
Total	100%
Series 8078

BlackRock Managed Volatility V.I. Fund	50%
Templeton Growth VIP Fund	20%
Franklin Mutual Shares VIP Fund	20%
Franklin Rising Dividends VIP Fund	10%
Total	100%
APP D-1

Series 8079

BlackRock Managed Volatility V.I. Fund	50%
American Funds Growth-Income Fund	20%
Invesco V.I. Core Equity Fund	20%
Hartford International Opportunities HLS Fund	10%
Total	100%
Series 8080

BlackRock Managed Volatility V.I. Fund	50%
BlackRock Equity Dividend V.I. Fund	18%
BlackRock Capital Appreciation V.I. Fund	17%
PIMCO StocksPLUS Global Portfolio	15%
Total	100%
Series 8081

BlackRock Managed Volatility V.I. Fund	50%
Lord Abbett Fundamental Equity Portfolio	20%
American Funds Growth Fund	20%
Invesco V.I. International Growth Fund	10%
Total	100%
Series 8082

BlackRock Managed Volatility V.I. Fund	50%
American Funds Washington Mutual Investors Fund (formerly American Funds Blue Chip Income and Growth Fund)	20%
Hartford Dividend and Growth HLS Fund	20%
Templeton Foreign VIP Fund	10%
Total	100%
Series 8083

BlackRock Managed Volatility V.I. Fund	50%
Fidelity VIP Contrafund Portfolio	20%
Invesco V.I. International Growth Fund	5%
MFS Value Series	20%
Templeton Foreign VIP Fund	5%
Total	100%
Series 8095

BlackRock Managed Volatility V.I. Fund	50%
American Century VP Value Fund	20%
Putnam VT Growth Opportunities Fund	20%
Invesco V.I. International Growth Fund	5%
Templeton Foreign VIP Fund	5%
Total	100%
APP D-2

Series 8084

BlackRock Managed Volatility V.I. Fund	50%
BlackRock S&P 500 Index V.I. Fund	50%
Total	100%
Series 8085

BlackRock Managed Volatility V.I. Fund	50%
Lord Abbett Fundamental Equity Portfolio	20%
American Funds Growth Fund	15%
Invesco V.I. International Growth Fund	10%
MFS New Discovery Series	5%
Total	100%
Series 8086

BlackRock Managed Volatility V.I. Fund	50%
American Funds Growth-Income Fund	20%
Invesco V.I. Core Equity Fund	15%
Hartford International Opportunities HLS Fund	10%
Invesco V.I. Small Cap Equity Fund	5%
Total	100%
Series 8087

BlackRock Managed Volatility V.I. Fund	50%
American Funds Washington Mutual Investors Fund (formerly American Funds Blue Chip Income and Growth Fund)	20%
Hartford Dividend and Growth HLS Fund	15%
Templeton Foreign VIP Fund	10%
Franklin Small Cap Value VIP Fund	5%
Total	100%
Series 8088

BlackRock Managed Volatility V.I. Fund	50%
American Century VP Growth Portfolio	15%
MFS Value Portfolio	20%
American Funds International Fund	5%
Templeton Foreign VIP Fund	5%
Invesco V.I. Small Cap Equity Fund	5%
Total	100%
Series 80931

BlackRock Managed Volatility V.I. Fund	50%
Rational Trend Aggregation VA Fund	40%
Invesco V.I. Government Money Market Fund	10%
Total	100%

(1)Series 8093 is available only to Huntington Personal Retirement Manager contract owners.

APP D-3

Investment Restrictions For

•Future5
•Maximum Anniversary Value V
•Maximum Daily Value

Applicable To The Following Products

•Personal Retirement Manager B-Share VA 3
•Personal Retirement Manager C-Share VA 4
•Personal Retirement Manager I-Share VA 3
•Personal Retirement Manager L-Share VA 3
•Huntington Personal Retirement Manager B-Share VA 3

You may choose to invest in either the Portfolio Planner Asset Allocation Models, the Investment Strategy Models or approved individual Sub-Accounts. The Models will be re-balanced quarterly. For Future5, in the event that your Contract Value reduces below the minimum amount rule and you fail to transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days, we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.

Occasionally, funds may be liquidated or merged into other funds due to actions taken by its fund company. As a result of these actions, the funds available in particular models may be impacted. We mail notifications of any such changes around the time they occur. If you are invested in a model, it is important to regularly review the current fund allocations of your model with your Investment professional to determine whether they meet your current and ongoing needs.

PORTFOLIO PLANNER ASSET ALLOCATION MODELS

As of May 2, 2016, the following models are available:

Fund	2016 Series 125	2016 Series 126	2016 Series 213	2016 Series 313	2016 Series 413
AB VPS Small/Mid-Cap Value Portfolio	3%	3%	3%	4%	5%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	4%	5%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	7%	8%
Hartford International Opportunities HLS Fund	2%	3%	4%	5%	6%
Hartford Total Return Bond HLS Fund	34%	31%	28%	24%	18%
American Funds New World Fund	3%	4%	6%	7%	9%
Invesco V.I. International Growth Fund	1%	2%	3%	4%	5%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%	5%
MFS Growth Series	4%	6%	7%	8%	8%
MFS New Discovery Series	2%	3%	3%	4%	5%
MFS Total Return Bond Series	20%	15%	11%	7%	5%
Putnam VT Large Cap Value Fund (formerly Putnam VT Equity Income Fund)	5%	6%	7%	8%	9%
Templeton Foreign VIP Fund	2%	2%	3%	4%	5%
Templeton Global Bond VIP Fund	16%	14%	11%	9%	7%
Total	100%	100%	100%	100%	100%

APP D-4

INVESTMENT STRATEGIES MODELS
Series 8028

Hartford Capital Appreciation HLS Fund	33%
Hartford Dividend and Growth HLS Fund	33%
Hartford Total Return Bond HLS Fund	34%
Total	100%
Series 8029

Franklin Income VIP Fund	34%
Franklin Mutual Shares VIP Fund	33%
Templeton Growth VIP Fund	33%
Total	100%
Series 8074

American Funds The Bond Fund of America (formerly American Funds Bond Fund)	30%
American Funds Global Small Capitalization Fund	10%
American Funds Growth Fund	25%
American Funds Growth-Income Fund	20%
American Funds International Fund	15%
Total	100%
Series 8075

American Funds International Fund	25%
Franklin Income VIP Fund	25%
Hartford Disciplined Equity HLS Fund	25%
Hartford Total Return Bond HLS Fund	25%
Total	100%
Series 8090 1

American Funds Capital World Growth and Income Fund (formerly American Funds Global Growth and Income Fund)	15%
Franklin Income VIP Fund	15%
Hartford Disciplined Equity HLS Fund	15%
Hartford Total Return Bond HLS Fund	25%
Invesco V.I. Government Money Market Fund	15%
Rational Insider Buying VA Fund	15%
Total	100%

(1)Series 8090 is available only to Huntington Personal Retirement Manager contract owners.

INDIVIDUAL SUB-ACCOUNTS:
AB VPS Balanced Wealth Strategy Portfolio	American Funds The Bond Fund of America (formerly American Funds Bond Fund)
BlackRock Global Allocation V.I. Fund	MFS Total Return Bond Series
Invesco V.I. Balanced Risk Allocation Fund	Hartford Ultrashort HLS Fund
MFS Total Return Series	Hartford Total Return Bond Fund
PIMCO All Asset Portfolio	PIMCO Global Managed Asset Allocation Portfolio
APP D-5

Appendix E — Optional Rider Comparison
Death Benefits

Optional Rider	May be issued with which other optional riders?	Revocable by Contract Owner?	Benefit Equals	Withdrawal Percentage	Investment Restrictions
Standard Death Benefit.*	Safety Plus; any one withdrawal benefit.	No.	Contract Value.	Not applicable.	Not applicable.
Return of Premium V Death Benefit.	Safety Plus; any one withdrawal benefit.	Yes, after the earliest of the 5th anniversary of the rider effective date or Spousal Contract continuation. A pro-rated rider charge will be assessed.	Greater of Premium Payments adjusted for Surrenders or Contract Value minus Premium Based Charges, if applicable.	Not applicable.	Currently, none. We reserve the right to impose investment restrictions in the future.
Maximum Anniversary Value V Death Benefit.	Safety Plus; any one withdrawal benefit.	No. However, violation of investment restrictions may result in termination by the Company. A pro-rated rider charge will be assessed.	Greatest of: (a) Maximum Anniversary Value, (b) Premium Payments adjusted for Surrenders or (c) Contract Value.	Not applicable.	Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.
*    The Standard Death Benefit is not optional and is automatically included as part of your Contract.

Optional Rider	May be issued with which other optional riders?	Revocable by Contract Owner?	Benefit Equals	Withdrawal Percentage	Investment Restrictions
Legacy Lock Death Benefit.	Safety Plus; Future6 or Daily Lock Income Daily Lock Income
No. However, if your Future6 or Daily Lock Income Benefit rider is terminated for any reason, or because you exercise you option to convert Future6 or Daily Lock Income Benefit to Future5, this rider will also terminate.
			Greater of Enhanced Return of Premium or Return of Premium V Death Benefit.	Not applicable.	Yes. You must concurrently elect Future6 or Daily Lock Income Benefit and abide by its corresponding investment restrictions.
Maximum Daily Value Death Benefit.	Safety Plus; any one withdrawal benefit.	No. However, violation of investment restrictions may result in termination by the Company. A pro-rated rider charge will be assessed.	Greatest of: (a) Maximum Daily Value, (b) Premium Payments adjusted for Surrenders and transfers to the personal Pension Account or (c) Contract Value.	Not applicable.	Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.
APP E-1

Optional Withdrawal or Accumulation Benefits

Optional Rider	May be issued with which other optional riders?	Revocable by Contract Owner?	Benefit Equals	Withdrawal Percentage	Investment Restrictions
Future5 Withdrawal benefit.	Any one Death Benefit, except Legacy Lock.	No.	Initially equal to Premium Payments. Fluctuates thereafter based on Market Increases, or Deferral Bonuses, and subsequent Premium Payments, partial Surrenders, or transfers to or from the Personal Pension Account.	4%: age 59.5 - 64; 5%: age 65+ for
				Contracts issued prior to July 16, 2012. 3.5%: age 59.5 - 64; 4.5%: age 65 - 84; 5.5%: age 85+ for Contracts issued on or after July 16, 2012. Based on age at time of first partial Surrender.	Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.
Future6 Withdrawal benefit (Note: Not available if Daily Lock Income Benefit is available in your state.)	Any one Death Benefit.	No.	Same as Future5. See above.	4%: age 59.5 - 64. 5%: age 65+. Based on age at time of first partial Surrender.	Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.
Daily Lock Income Benefit Withdrawal benefit.	Any one Death Benefit.	No.	Same as Future5. If you elect this rider after the Contract Issue date, the Payment Base will be based on the Contract Value on the date the rider becomes effective.	4%: age 59.5 - 64. 5%: age 65 - 84. 6%: age 85+. Based on age at time of first partial Surrender.	Yes. Contract Value must be invested within an approved asset allocation model(s) and other investment program(s) approved and designated by us.
Safety Plus Accumulation benefit.	Any one Death Benefit, except Legacy Lock.	Yes, after the earlier of Spousal Contract continuation or the fifth Contract Anniversary after the rider effective date.	Not applicable.		Yes. Contract Value must be invested within an approved asset allocation model(s) and other investment program(s) approved and designated by us.
Personal Pension Account	May be issued with any other optional rider.	No	Benefit Balance	Not applicable.	None; however if you elect another optional benefit, those investment restrictions will apply.
APP E-2

Appendix F - Model Investment Options

(Percentage allocations apply to value in the Sub-Accounts)

Applicable To The Following Products

•Personal Retirement Manager B-Share VA 3
•Personal Retirement Manager C-Share VA 4
•Huntington Personal Retirement Manager B-Share VA 3
•Personal Retirement Manager I-Share VA 3
•Personal Retirement Manager L-Share VA 3

Occasionally, funds may be liquidated or merged into other funds due to actions taken by its fund company. As a result of these actions, the funds available in particular models may be impacted. We mail notifications of any such changes around the time they occur. If you are invested in a model, it is important to regularly review the current fund allocations of your model with your Investment professional to determine whether they meet your current and ongoing needs.

As of May 2, 2016, the following models are available. If you elected one of the optional riders for your contract, please refer to “Appendix D - Optional Rider Investment Restrictions” to determine whether those restrictions may limit your ability to invest in these models.

Portfolio Planner Models

Fund	2016 Series 125	2016 Series 126	2016 Series 213	2016 Series 313	2016 Series 413
AB VPS Small/Mid-Cap Value Portfolio	3%	3%	3%	4%	5%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	4%	5%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	7%	8%
Hartford International Opportunities HLS Fund	2%	3%	4%	5%	6%
Hartford Total Return Bond HLS Fund	34%	31%	28%	24%	18%
American Funds New World Fund	3%	4%	6%	7%	9%
Invesco V.I. International Growth Fund	1%	2%	3%	4%	5%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%	5%
MFS Growth Series	4%	6%	7%	8%	8%
MFS New Discovery Series	2%	3%	3%	4%	5%
MFS Total Return Bond Series	20%	15%	11%	7%	5%
Putnam VT Large Cap Value Fund (formerly Putnam VT Equity Income Fund)	5%	6%	7%	8%	9%
Templeton Foreign VIP Fund	2%	2%	3%	4%	5%
Templeton Global Bond VIP Fund	16%	14%	11%	9%	7%
Total	100%	100%	100%	100%	100%

APP F-1

The Statement of Additional Information ("SAI") contains additional information about the Contract, us and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. The SAI is not your personal Variable Annuity Quarterly Statement.
You may obtain a copy of the SAI, free of charge, by:
1)     mailing: Talcott Resolution, P. O. Box, 14293, Lexington, KY 40512-4293
2)     calling: 1-800-862-6668
3)     emailing: asccontactus@talcottresolution.com
You may also obtain reports and other information about the Separate Account on the SEC's website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Statement of Additional Information
Talcott Resolution Life Insurance Company
Separate Account Seven

Personal Retirement Manager III
Huntington Personal Retirement Manager III

*This Statement of Additional Information is related to four different classes of the Contract: B Share, C Share, I Share and L Share). The classes have different fees and expenses (including surrender charges and periodic charges).
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Talcott Resolution Life and Annuity Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293; call 1-800-862-6668 or email us at asccontactus@talcottresolution.com.
Date of Prospectus: May 3, 2021
Date of Statement of Additional Information: May 3, 2021

General Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The consolidated financial statements of Talcott Resolution Life Insurance Company and the financial statements of each of the individual Sub-accounts which comprise Talcott Resolution Life Insurance Company Separate Account Seven included in this Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Services
Cognizant Worldwide Limited
Cognizant Worldwide Limited (“Cognizant”) which has its principal office at 1 Kingdom Street, Paddington Central, London, United Kingdom W2 6BD, provides business processing outsourcing services and mail room services to us in connection with our administration of our annuity products. Cognizant is not affiliated with us, the Separate Account or any of our affiliates, including the Contract's principal underwriter, Talcott Distribution Services Company, Inc. We pay Cognizant for its services on a monthly basis for the hours worked and also for per usage fees for other charges. For the past three years, the dollar amount of fees paid to Cognizant has been: 2020: $1,462,378; 2019: $1,684369 and 2018: $718,207.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company (“TDC”). TDC serves as Principal Underwriter for the securities issued with respect to the Separate Account. TDC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond. The principal business address of TDC is the same as ours.
We currently pay TDC underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as Principal Underwriter has been: 2020: $4,357,150; 2019: $4,765,961; and 2018: $6,335,312.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will be calculated on a quarterly basis from the date the underlying fund is made available in the Separate Account for one, five and ten year periods or some other relevant periods if the underlying fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, the Total Annual Fund Operating Expenses, applicable Sales Charges, Premium Based Charges, if applicable, Separate Account Annual Expenses, and the Annual Maintenance Fee are deducted from a hypothetical initial Premium Payment of $1,000.00. Standardized total returns do not include charges for optional benefit riders.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.
2

The Sub-Account may advertise a non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return does not include the Annual Maintenance Fee, Premium Based Charges, if applicable, or Sales Charges. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
The Sub-Account may also advertise adjusted non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Adjusted non-standardized total return is measured in the same manner as the standardized total return described above.
A Sub-Account may advertise non-standardized total returns for periods predating its inception as an investment option in this variable annuity. Such non-standardized total returns reflect the adjusted historical returns of the underlying Fund in which the Sub-Account invests, as adjusted for certain Separate Account annual expenses (Mortality and Expense Risk Charges and Administrative Fees), but excludes adjustments for optional riders or deductions for Annual Maintenance Fees, sales charges, premium taxes and federal/state taxes (including possible penalties). To the extent that a Sub-Account invests in a Feeder Fund (a Feeder Fund is a fund that invests all of its assets into a corresponding Master Fund), the Feeder Fund’s performance for periods pre-dating the inception of the Feeder Fund and/or its inclusion within a Separate Account may include the performance of the Master Fund since the inception of the Master Fund, as adjusted for the Feeder Fund’s operating expenses. In such case, the performance of a Feeder Fund will be lower than the corresponding Master Fund because of Feeder Fund operating expenses. Performance may include the effect of waivers and reimbursements, in the absence of which performance may have been lower.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula we use to calculate yield is: YIELD = 2[(a – b/cd +1)6 – 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculate the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divide that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR.” Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A – B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that we deduct for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7 ] – 1.
3

Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may, from time to time, include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.
Financial Statements
The financial Statements of the Company and the Separate Account for the year ended December 31, 2020 follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.
4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life Insurance Company Separate Account Seven and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Talcott Resolution Life Insurance Company Separate Account Seven (the “Account”), as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

American Century VP Value Fund	Hartford Stock HLS Fund
American Century VP Growth Fund	Rational Trend Aggregation VA Fund
AB VPS Balanced Wealth Strategy Portfolio	Rational Insider Buying VA Fund
AB VPS International Value Portfolio	Lord Abbett Series Fund - Fundamental Equity Portfolio
AB VPS Small/Mid Cap Value Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio
AB VPS International Growth Portfolio	(Formerly Lord Abbett Series Fund – Calibrated Dividend Growth Portfolio)
Invesco V.I. Value Opportunities Fund	Lord Abbett Series Fund - Bond Debenture Portfolio
Invesco V.I. Core Equity Fund	Lord Abbett Series Fund - Growth and Income Portfolio
Invesco V.I. Government Securities Fund	MFS® Growth Series
Invesco V.I. High Yield Fund	MFS® Global Equity Series
Invesco V.I. International Growth Fund	MFS® Investors Trust Series
Invesco V.I. Mid Cap Core Equity Fund	MFS® Mid Cap Growth Series
Invesco V.I. Small Cap Equity Fund	MFS® New Discovery Series
Invesco V.I. Balanced Risk Allocation Fund	MFS® Total Return Series
Invesco V.I. Diversified Dividend Fund	MFS® Value Series
Invesco V.I. Government Money Market Fund	MFS® Total Return Bond Series
American Century VP Mid Cap Value Fund	MFS® Research Series
American Funds Insurance Series® Capital World Bond Fund	MFS® High Yield Portfolio
(Formerly American Funds Global Bond Fund)	BlackRock Global Allocation V.I. Fund
American Funds Insurance Series® Global Growth and Income Fund	BlackRock Large Cap Focus Growth V.I. Fund
American Funds Insurance Series® Asset Allocation Fund	BlackRock Equity Dividend V.I. Fund
American Funds Insurance Series® Blue Chip Income and Growth Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio
American Funds Insurance Series® Bond Fund	Morgan Stanley VIF Growth Portfolio
American Funds Insurance Series® Global Growth Fund	Morgan Stanley VIF Discovery Portfolio
American Funds Insurance Series® Growth Fund	Invesco V.I. American Value Fund
American Funds Insurance Series® Growth-Income Fund	BlackRock Capital Appreciation V.I. Fund
American Funds Insurance Series® International Fund	Columbia Variable Portfolio - Dividend Opportunity Fund
American Funds Insurance Series® New World Fund	Columbia Variable Portfolio - Income Opportunities Fund
American Funds Insurance Series® Global Small Capitalization Fund	Columbia Variable Portfolio - Mid Cap Growth Fund
Columbia Variable Portfolio - Small Company Growth Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund
Wells Fargo VT Omega Growth Fund	Invesco Oppenheimer V.I. Global Fund
Fidelity® VIP Growth Portfolio	Invesco Oppenheimer V.I. Main Street Fund®
Fidelity® VIP Contrafund® Portfolio	Invesco Oppenheimer V.I. Main Street Small Cap Fund®
Fidelity® VIP Mid Cap Portfolio	Putnam VT Diversified Income Fund
Fidelity® VIP Value Strategies Portfolio	Putnam VT Global Asset Allocation Fund
Fidelity® VIP Dynamic Capital Appreciation Portfolio	Putnam VT International Value Fund
Fidelity® VIP Strategic Income Portfolio	Putnam VT International Equity Fund
Franklin Rising Dividends VIP Fund	Putnam VT Small Cap Value Fund
Franklin Income VIP Fund	JPMorgan Insurance Trust Core Bond Portfolio
Franklin Large Cap Growth VIP Fund	JPMorgan Insurance Trust U.S. Equity Portfolio
Franklin Global Real Estate VIP Fund	JPMorgan Insurance Trust Mid Cap Value Portfolio
Franklin Small-Mid Cap Growth VIP Fund	Putnam VT Equity Income Fund
Franklin Small Cap Value VIP Fund	PIMCO VIT All Asset Portfolio

Franklin Strategic Income VIP Fund	PIMCO StocksPLUS® Global Portfolio
Franklin Mutual Shares VIP Fund	Prudential Series Jennison 20/20 Focus Portfolio
Templeton Developing Markets VIP Fund	Prudential Series Jennison Portfolio
Templeton Foreign VIP Fund	Prudential Series Value Portfolio
Templeton Growth VIP Fund	Prudential Series SP International Growth Portfolio
Franklin Mutual Global Discovery VIP Fund	ClearBridge Variable Dividend Strategy Portfolio
Franklin Flex Cap Growth VIP Fund	Western Asset Variable Global High Yield Bond Portfolio
Templeton Global Bond VIP Fund	Clearbridge Variable Large Cap Value Portfolio
Hartford Balanced HLS Fund	Invesco V.I. Growth and Income Fund
Hartford Total Return Bond HLS Fund	Invesco V.I. Comstock Fund
Hartford Capital Appreciation HLS Fund	Invesco V.I. American Franchise Fund
Hartford Dividend and Growth HLS Fund	Wells Fargo VT Index Asset Allocation Fund
Hartford Healthcare HLS Fund	Wells Fargo VT International Equity Fund
Hartford Disciplined Equity HLS Fund	Wells Fargo VT Small Cap Growth Fund
Hartford MidCap HLS Fund	Wells Fargo VT Discovery Fund
Hartford International Opportunities HLS Fund	Wells Fargo VT Opportunity Fund
Hartford Ultrashort Bond HLS Fund	MFS® Core Equity Portfolio
Hartford Small Company HLS Fund	MFS® Massachusetts Investors Growth Stock Portfolio
Hartford SmallCap Growth HLS Fund	MFS® Research International Portfolio

We have also audited the accompanying statements of assets and liabilities of Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, AB VPS Growth and Income Portfolio , Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Overseas Core Fund, CTIVP® – Loomis Sayles Growth Fund, Putnam VT Growth Opportunities Fund, BlackRock S&P 500 Index V.I. Fund, and BlackRock Managed Volatility V.I. Fund, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes. We have also audited the Columbia Variable Portfolio - Asset Allocation Fund , Hartford Global Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford MidCap Growth HLS Fund, Hartford MidCap Value HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, and Invesco V.I. Mid Cap Growth Fund’s statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Columbia Variable Portfolio - Asset Allocation Fund	Not Applicable	Period from January 1, 2020 to April 24, 2020	Period from January 1, 2020 to April 24, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to April 24, 2020 and the four years in the period ended December 31, 2019
Hartford Global Growth HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Hartford Growth Opportunities HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019

Hartford High Yield HLS Fund	Not Applicable	Period from January 1, 2020 to September 25, 2020	Period from January 1, 2020 to September 25, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 25, 2020 and the four years in the period ended December 31, 2019
Hartford MidCap Growth HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Hartford MidCap Value HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Hartford U.S. Government Securities HLS Fund	Not Applicable	Period from January 1, 2020 to September 25, 2020	Period from January 1, 2020 to September 25, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 25, 2020 and the four years in the period ended December 31, 2019
Hartford Value HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Invesco V.I. Mid Cap Growth Fund	Not Applicable	Period from January 1, 2020 to April 30, 2020	Period from January 1, 2020 to April 30, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to April 30, 2020 and the four years in the period ended December 31, 2019
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	December 31, 2020	Period from April 30, 2020 to December 31, 2020	Period from April 30, 2020 to December 31, 2020	Period from April 30, 2020 to December 31, 2020
AB VPS Growth and Income Portfolio	December 31, 2020	Year ended December 31, 2020	Year ended December 31, 2020 and period from April 30, 2019 to December 31, 2019	Year ended December 31, 2020 and the period from April 30, 2019 to December 31, 2019
Columbia Variable Portfolio - Large Cap Growth Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Four years in the period ended December 31, 2020 and the period from March 18, 2016 to December 31, 2016
Columbia Variable Portfolio - Overseas Core Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Four years in the period ended December 31, 2020 and the period from March 18, 2016 to December 31, 2016
CTIVP® – Loomis Sayles Growth Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Four years in the period ended December 31, 2020 and the period from March 18, 2016 to December 31, 2016
Putnam VT Growth Opportunities Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Four years in the period ended December 31, 2020 and the period from November 18, 2016 to December 31, 2016

BlackRock S&P 500 Index V.I. Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Two years in the period ended December 31, 2020 and the period from April 20, 2018 to December 31, 2018
BlackRock Managed Volatility V.I. Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Two years in the period ended December 31, 2020 and the period from April 20, 2018 to December 31, 2018

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Talcott Resolution Life Insurance Company Separate Account Seven as of December 31, 2020, and the results of their operations for the year then ended (or for the period listed in the table above), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
Hartford, Connecticut
April 21, 2021

We have served as the auditor of the Sub-Accounts that comprise Talcott Resolution Life Insurance Company Separate Account Seven since 2002.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	2,634,263	3,855,007	1,249,116	436,941	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	1,292,715	79,879	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	11,627,620	24,272,449	66,804,349	333,249
class S2	—	—	—	—	—	—	—	713,172	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	1,292,715	79,879	2,634,263	3,855,007	1,249,116	436,941	11,627,620	24,985,621	66,804,349	333,249
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	24	1	2,556	167	201	22	66,215	27,128	40,369	20
Other assets	1	—	—	—	—	2	—	1	1	1
Total assets	1,292,740	79,880	2,636,819	3,855,174	1,249,317	436,965	11,693,835	25,012,750	66,844,719	333,270

Liabilities:
Due to Sponsor Company	24	1	2,556	167	201	22	66,215	27,128	40,369	20
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	1	—	—	—	—	—	—	—
Total liabilities	24	1	2,557	167	201	22	66,215	27,128	40,369	20

Net assets:
For contract liabilities	$1,292,716	$79,879	$2,634,262	$3,855,007	$1,249,116	$436,943	$11,627,620	$24,985,622	$66,804,350	$333,250

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	2,634,262	3,855,007	1,249,116	436,943	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	1,292,716	79,879	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	11,627,620	24,272,450	66,804,350	333,250
class S2	—	—	—	—	—	—	—	713,172	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,292,716	$79,879	$2,634,262	$3,855,007	$1,249,116	$436,943	$11,627,620	$24,985,622	$66,804,350	$333,250

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	251,601	268,829	72,665	16,111	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	115,524	3,827	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	2,068,971	797,648	5,548,534	63,355
class S2	—	—	—	—	—	—	—	23,553	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	115,524	3,827	251,601	268,829	72,665	16,111	2,068,971	821,201	5,548,534	63,355

Cost	$984,496	$50,669	$2,725,817	$3,473,570	$1,242,377	$293,969	$13,927,287	$24,922,793	$66,058,205	$341,372

Deferred contracts in the accumulation period:
Units owned by participants #	55,925	2,248	154,918	510,376	52,613	31,435	5,696,770	1,198,914	46,515,163	116,454
Minimum unit fair value #*	$21.367737	$35.532853	$14.993186	$6.519210	$20.138798	$11.270325	$1.756943	$1.660997	$1.224519	$1.953433
Maximum unit fair value #*	$24.390362	$35.532853	$25.050508	$15.173551	$35.636456	$22.673971	$26.846364	$30.270210	$10.426784	$22.819514
Contract liability	$1,292,716	$79,879	$2,634,262	$3,842,860	$1,249,116	$436,943	$11,494,330	$24,677,725	$65,854,531	$331,545

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	1,595	—	—	63,152	13,769	634,516	751
Minimum unit fair value #*	$—	$—	$—	$7.270581	$—	$—	$2.056492	$1.897974	$1.433357	$2.270143
Maximum unit fair value #*	$—	$—	$—	$7.653566	$—	$—	$2.201806	$25.944417	$1.534681	$2.270143
Contract liability	$—	$—	$—	$12,147	$—	$—	$133,290	$307,897	$949,819	$1,705

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Capital World Bond Fund	American Funds Insurance Series® Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	18,080,980	33,255,987
class 4	—	—	—	—	—	—	—	—	1,913,260	5,737,627
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	98,098	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	87,037	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	19,205,569	24,144,141	16,925,263	—	—	51,349,922	—	—	—	—
class S2	7,028,257	6,173	2,807,582	935,500	6,295	1,469,604	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	26,233,826	24,150,314	19,732,845	935,500	6,295	52,819,526	87,037	98,098	19,994,240	38,993,614
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	2,349	9,315	5,403	38	—	9,037	2	4	1,443	47,256
Other assets	—	—	—	—	—	7	—	—	—	2
Total assets	26,236,175	24,159,629	19,738,248	935,538	6,295	52,828,570	87,039	98,102	19,995,683	39,040,872

Liabilities:
Due to Sponsor Company	2,349	9,315	5,403	38	—	9,037	2	4	1,443	47,256
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	1	1	—	—	—	—	—	3	—
Total liabilities	2,350	9,316	5,404	38	—	9,037	2	4	1,446	47,256

Net assets:
For contract liabilities	$26,233,825	$24,150,313	$19,732,844	$935,500	$6,295	$52,819,533	$87,037	$98,098	$19,994,237	$38,993,616

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	18,080,978	33,255,990
class 4	—	—	—	—	—	—	—	—	1,913,259	5,737,626
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	98,098	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	87,037	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	19,205,568	24,144,141	16,925,262	—	—	51,349,928	—	—	—	—
class S2	7,028,257	6,172	2,807,582	935,500	6,295	1,469,605	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$26,233,825	$24,150,313	$19,732,844	$935,500	$6,295	$52,819,533	$87,037	$98,098	$19,994,237	$38,993,616

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	1,408,176	1,999,759
class 4	—	—	—	—	—	—	—	—	150,532	350,925
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	3,451	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	4,231	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	451,683	2,284,214	820,818	—	—	51,349,922	—	—	—	—
class S2	167,819	603	146,304	90,914	247	1,469,604	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	619,502	2,284,817	967,122	90,914	247	52,819,526	4,231	3,451	1,558,708	2,350,684

Cost	$19,053,202	$26,970,452	$16,720,292	$991,516	$4,371	$52,819,526	$74,186	$102,405	$18,018,194	$30,255,219

Deferred contracts in the accumulation period:
Units owned by participants #	6,213,300	7,737,158	627,907	59,682	300	5,693,026	3,545	7,428	1,460,006	1,920,631
Minimum unit fair value #*	$2.779490	$2.711059	$22.139605	$14.328032	$20.962948	$8.375289	$22.761118	$10.951484	$10.593678	$12.464868
Maximum unit fair value #*	$24.786293	$26.539528	$38.183448	$17.257367	$20.962948	$10.062010	$25.008360	$11.195674	$15.971086	$30.056152
Contract liability	$26,102,925	$23,977,689	$19,623,018	$935,500	$6,295	$52,120,282	$87,037	$82,814	$19,823,237	$38,442,392

Contracts in payout (annuitization) period:
Units owned by participants #	29,961	53,001	3,252	—	—	75,014	—	1,375	12,078	31,797
Minimum unit fair value #*	$3.253327	$3.173262	$24.532101	$—	$—	$9.104546	$—	$11.113670	$10.981850	$12.921754
Maximum unit fair value #*	$15.677928	$3.397498	$35.276940	$—	$—	$9.433440	$—	$11.113670	$14.873505	$23.313393
Contract liability	$130,900	$172,624	$109,826	$—	$—	$699,251	$—	$15,284	$171,000	$551,224

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	American Funds Insurance Series® Asset Allocation Fund	American Funds Insurance Series® Blue Chip Income and Growth Fund	American Funds Insurance Series® Bond Fund	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® New World Fund	American Funds Insurance Series® Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,438,292
class 2	126,513,784	61,474,049	100,883,073	49,551,302	476,557,803	301,296,945	66,315,885	26,053,102	31,731,576	—
class 4	7,701,984	3,021,569	17,284,225	3,155,522	40,126,026	20,700,811	22,002,890	3,515,252	5,568,815	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	134,215,768	64,495,618	118,167,298	52,706,824	516,683,829	321,997,756	88,318,775	29,568,354	37,300,391	6,438,292
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	123,959	94,477	20,421	74,475	164,106	230,393	21,207	24,336	49,042	1,759
Other assets	—	—	4	—	—	7	—	1	3	—
Total assets	134,339,727	64,590,095	118,187,723	52,781,299	516,847,935	322,228,156	88,339,982	29,592,691	37,349,436	6,440,051

Liabilities:
Due to Sponsor Company	123,959	94,477	20,421	74,475	164,106	230,393	21,207	24,336	49,042	1,759
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	—	4	5	—	3	—	—	—
Total liabilities	123,960	94,477	20,421	74,479	164,111	230,393	21,210	24,336	49,042	1,759

Net assets:
For contract liabilities	$134,215,767	$64,495,618	$118,167,302	$52,706,820	$516,683,824	$321,997,763	$88,318,772	$29,568,355	$37,300,394	$6,438,292

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,438,292
class 2	126,513,784	61,474,049	100,883,077	49,551,299	476,557,799	301,296,948	66,315,883	26,053,103	31,731,576	—
class 4	7,701,983	3,021,569	17,284,225	3,155,521	40,126,025	20,700,815	22,002,889	3,515,252	5,568,818	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$134,215,767	$64,495,618	$118,167,302	$52,706,820	$516,683,824	$321,997,763	$88,318,772	$29,568,355	$37,300,394	$6,438,292

Shares:
class 1	—	—	—	—	—	—	—	—	—	214,825
class 2	4,826,928	4,344,456	8,600,432	1,216,879	3,998,975	5,512,202	2,817,157	833,699	1,005,436	—
class 4	295,548	214,905	1,478,548	78,010	342,255	383,419	946,361	113,249	175,839	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	5,122,476	4,559,361	10,078,980	1,294,889	4,341,230	5,895,621	3,763,518	946,948	1,181,275	214,825

Cost	$98,192,792	$54,184,441	$110,725,535	$32,527,247	$285,062,289	$247,639,911	$70,268,625	$19,406,041	$24,972,868	$3,421,033

Deferred contracts in the accumulation period:
Units owned by participants #	5,076,470	25,068,584	7,134,060	1,392,373	12,012,670	10,024,946	4,724,521	884,833	1,170,293	876,837
Minimum unit fair value #*	$12.452079	$2.111595	$10.835740	$15.561718	$19.245800	$13.802630	$11.813682	$13.523919	$15.072053	$4.525261
Maximum unit fair value #*	$35.331345	$30.667613	$21.122096	$53.171965	$66.293151	$44.594291	$28.439024	$52.882058	$49.131165	$64.217683
Contract liability	$132,532,439	$63,610,913	$116,154,925	$52,350,698	$511,280,628	$317,562,506	$87,705,621	$29,380,659	$37,053,936	$6,334,323

Contracts in payout (annuitization) period:
Units owned by participants #	61,126	338,421	112,834	8,578	111,474	143,597	27,517	4,655	6,084	19,769
Minimum unit fair value #*	$12.798223	$2.473504	$11.232737	$16.131931	$19.984973	$14.308457	$12.246680	$14.019601	$15.624386	$5.259160
Maximum unit fair value #*	$35.331345	$12.361196	$21.122096	$53.171965	$66.293151	$44.594291	$27.493457	$48.855802	$49.131165	$5.259160
Contract liability	$1,683,328	$884,705	$2,012,377	$356,122	$5,403,196	$4,435,257	$613,151	$187,696	$246,458	$103,969

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$795,094	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	10,538	—	—	—	—	—	—	134,908,351	201,355,891	27,822,404
class 4	—	—	—	—	—	—	—	849,870	22,335,139	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	1,897,977	13,362,651	9,937,154	599,960	285,581	45,429	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	805,632	1,897,977	13,362,651	9,937,154	599,960	285,581	45,429	135,758,221	223,691,030	27,822,404
Due from Sponsor Company	—	—	—	—	—	—	—	—	34,340	94,088
Receivable for fund shares sold	39	85	640	1,309	30	14	1	13,746	—	—
Other assets	—	—	—	—	—	1	—	—	—	5
Total assets	805,671	1,898,062	13,363,291	9,938,463	599,990	285,596	45,430	135,771,967	223,725,370	27,916,497

Liabilities:
Due to Sponsor Company	39	85	640	1,309	30	14	1	13,746	—	—
Payable for fund shares purchased	—	—	—	—	—	—	—	—	34,340	94,088
Other liabilities	—	2	—	—	1	—	—	2	—	—
Total liabilities	39	87	640	1,309	31	14	1	13,748	34,340	94,088

Net assets:
For contract liabilities	$805,632	$1,897,975	$13,362,651	$9,937,154	$599,959	$285,582	$45,429	$135,758,219	$223,691,030	$27,822,409

Contract Liabilities:
class 1	$795,094	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	10,538	—	—	—	—	—	—	134,908,348	201,355,891	27,822,409
class 4	—	—	—	—	—	—	—	849,871	22,335,139	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	1,897,975	13,362,651	9,937,154	599,959	285,582	45,429	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$805,632	$1,897,975	$13,362,651	$9,937,154	$599,959	$285,582	$45,429	$135,758,219	$223,691,030	$27,822,409

Shares:
class 1	18,805	—	—	—	—	—	—	—	—	—
class 2	261	—	—	—	—	—	—	4,629,662	13,388,025	971,114
class 4	—	—	—	—	—	—	—	29,085	1,445,640	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	18,870	285,954	266,483	43,857	17,060	3,889	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	19,066	18,870	285,954	266,483	43,857	17,060	3,889	4,658,747	14,833,665	971,114

Cost	$536,295	$1,169,176	$7,883,191	$7,579,173	$485,620	$207,612	$44,527	$104,455,168	$222,268,836	$19,036,212

Deferred contracts in the accumulation period:
Units owned by participants #	189,090	47,183	429,421	408,238	24,664	7,944	2,524	3,468,659	9,573,249	741,866
Minimum unit fair value #*	$2.992084	$34.135552	$25.751107	$20.625265	$19.651824	$30.083646	$17.871498	$29.664271	$14.362581	$32.895710
Maximum unit fair value #*	$65.100874	$59.487586	$47.709520	$35.834747	$38.580890	$48.470550	$18.182550	$45.128058	$28.195715	$43.887429
Contract liability	$804,067	$1,897,975	$13,322,798	$9,856,035	$599,959	$270,320	$45,429	$133,894,427	$220,135,876	$27,588,120

Contracts in payout (annuitization) period:
Units owned by participants #	471	—	1,397	3,467	—	476	—	45,678	140,662	5,917
Minimum unit fair value #*	$3.320711	$—	$28.536377	$22.856287	$—	$32.077881	$—	$38.846863	$16.018337	$38.423595
Maximum unit fair value #*	$3.320711	$—	$28.536377	$24.060654	$—	$32.077881	$—	$41.692142	$26.049113	$41.038866
Contract liability	$1,565	$—	$39,853	$81,119	$—	$15,262	$—	$1,863,792	$3,555,154	$234,289

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$57,218,260	$—	$12,354,474	$—	$—	$—	$—
class 2	401,421	51,374,806	6,345,377	306,860	109,340,619	—	45,256,548	61,357,843	32,362,287	13,633,733
class 4	—	2,257,953	2,817,162	12,367,453	15,325,936	1,441,651	3,079,357	5,902,407	3,630,138	1,098,492
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	401,421	53,632,759	9,162,539	69,892,573	124,666,555	13,796,125	48,335,905	67,260,250	35,992,425	14,732,225
Due from Sponsor Company	—	—	—	65,873	4,924	1,158	—	—	—	—
Receivable for fund shares sold	17	77,409	473	—	—	—	198,734	10,869	19,567	754
Other assets	1	1	—	—	1	2	—	—	1	—
Total assets	401,439	53,710,169	9,163,012	69,958,446	124,671,480	13,797,285	48,534,639	67,271,119	36,011,993	14,732,979

Liabilities:
Due to Sponsor Company	17	77,409	473	—	—	—	198,734	10,869	19,567	754
Payable for fund shares purchased	—	—	—	65,873	4,924	1,158	—	—	—	—
Other liabilities	—	—	4	2	—	—	—	4	—	5
Total liabilities	17	77,409	477	65,875	4,924	1,158	198,734	10,873	19,567	759

Net assets:
For contract liabilities	$401,422	$53,632,760	$9,162,535	$69,892,571	$124,666,556	$13,796,127	$48,335,905	$67,260,246	$35,992,426	$14,732,220

Contract Liabilities:
class 1	$—	$—	$—	$57,218,258	$—	$12,354,475	$—	$—	$—	$—
class 2	401,422	51,374,807	6,345,374	306,859	109,340,621	—	45,256,549	61,357,840	32,362,288	13,633,728
class 4	—	2,257,953	2,817,161	12,367,454	15,325,935	1,441,652	3,079,356	5,902,406	3,630,138	1,098,492
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$401,422	$53,632,760	$9,162,535	$69,892,571	$124,666,556	$13,796,127	$48,335,905	$67,260,246	$35,992,426	$14,732,220

Shares:
class 1	—	—	—	5,317,682	—	1,053,237	—	—	—	—
class 2	28,249	2,223,055	437,612	29,620	6,590,755	—	3,407,872	5,493,092	1,913,795	1,248,511
class 4	—	93,073	187,936	1,160,174	914,981	123,113	227,427	520,036	209,351	105,624
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	28,249	2,316,128	625,548	6,507,476	7,505,736	1,176,350	3,635,299	6,013,128	2,123,146	1,354,135

Cost	$426,334	$42,925,229	$9,720,784	$75,238,646	$127,410,510	$10,883,179	$48,826,071	$71,065,419	$39,725,125	$11,436,556

Deferred contracts in the accumulation period:
Units owned by participants #	15,538	1,555,547	436,772	3,332,230	5,403,600	513,859	3,570,179	3,679,842	1,282,983	401,522
Minimum unit fair value #*	$21.846472	$22.495078	$17.827063	$12.468570	$13.400133	$10.765023	$8.826908	$11.764001	$13.923132	$32.486861
Maximum unit fair value #*	$26.185103	$55.583257	$36.624803	$28.120219	$31.334807	$39.032431	$16.898497	$22.934036	$36.623242	$51.073075
Contract liability	$390,469	$53,042,543	$9,094,004	$68,775,072	$122,725,159	$13,725,532	$47,878,141	$66,151,539	$35,782,225	$14,682,835

Contracts in payout (annuitization) period:
Units owned by participants #	441	16,230	3,108	46,997	72,498	2,132	30,891	53,720	6,463	1,260
Minimum unit fair value #*	$24.814494	$26.522394	$19.958065	$14.220065	$14.945307	$29.390450	$9.781881	$13.723540	$31.525747	$37.538832
Maximum unit fair value #*	$24.814494	$48.585951	$23.835323	$25.945692	$28.911131	$36.013291	$15.591232	$21.187634	$33.834679	$39.365324
Contract liability	$10,953	$590,217	$68,531	$1,117,499	$1,941,397	$70,595	$457,764	$1,108,707	$210,201	$49,385

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account (4)(5)	Sub-Account	Sub-Account (16)(17)	Sub-Account (8)

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	155,211	—	—	—	—	—	—	—	—	—
class 4	7,786,562	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	3,706,154	67,219,920	70,569,304	50,036,139	—	29,682,303	3,788,282	940,078	37,813,372
class IB	—	7,160,972	17,033,731	18,590,447	12,707,931	92,637	2,594,766	2,363,350	1,590,370	3,248,374
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	7,941,773	10,867,126	84,253,651	89,159,751	62,744,070	92,637	32,277,069	6,151,632	2,530,448	41,061,746
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1,415	1,736	24,254	37,041	50,568	4	4,241	618	121	3,979
Other assets	1	—	—	1	—	—	2	—	—	6
Total assets	7,943,189	10,868,862	84,277,905	89,196,793	62,794,638	92,641	32,281,312	6,152,250	2,530,569	41,065,731

Liabilities:
Due to Sponsor Company	1,415	1,736	24,254	37,041	50,568	4	4,241	618	121	3,979
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	2	2	—	2	—	—	2	—	—
Total liabilities	1,415	1,738	24,256	37,041	50,570	4	4,241	620	121	3,979

Net assets:
For contract liabilities	$7,941,774	$10,867,124	$84,253,649	$89,159,752	$62,744,068	$92,637	$32,277,071	$6,151,630	$2,530,448	$41,061,752

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	155,212	—	—	—	—	—	—	—	—	—
class 4	7,786,562	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	3,706,155	67,219,917	70,569,310	50,036,138	—	29,682,305	3,788,280	940,078	37,813,376
class IB	—	7,160,969	17,033,732	18,590,442	12,707,930	92,637	2,594,766	2,363,350	1,590,370	3,248,376
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$7,941,774	$10,867,124	$84,253,649	$89,159,752	$62,744,068	$92,637	$32,277,071	$6,151,630	$2,530,448	$41,061,752

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	11,231	—	—	—	—	—	—	—	—	—
class 4	549,510	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	117,432	5,611,012	1,361,028	2,254,896	—	1,705,879	193,478	21,641	3,747,609
class IB	—	222,736	1,430,204	365,594	576,585	4,216	151,475	119,000	38,083	321,940
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	560,741	340,168	7,041,216	1,726,622	2,831,481	4,216	1,857,354	312,478	59,724	4,069,549

Cost	$9,421,175	$8,809,401	$79,372,304	$73,697,404	$57,770,458	$79,163	$27,850,619	$4,330,031	$1,964,386	$40,998,634

Deferred contracts in the accumulation period:
Units owned by participants #	611,281	2,628,084	12,000,991	6,254,726	4,669,344	10,382	1,258,168	791,894	200,115	33,466,006
Minimum unit fair value #*	$10.049054	$1.833150	$1.546980	$3.120868	$2.712457	$8.922857	$2.768744	$2.029047	$4.851820	$0.782331
Maximum unit fair value #*	$14.256611	$27.804909	$17.133094	$44.397682	$39.247339	$8.922857	$51.794321	$25.826368	$47.529369	$10.227000
Contract liability	$7,857,797	$10,778,080	$83,567,886	$88,684,525	$62,501,132	$92,637	$32,109,813	$6,115,638	$2,519,408	$40,498,844

Contracts in payout (annuitization) period:
Units owned by participants #	6,563	31,164	146,385	41,118	47,924	—	5,610	14,267	778	525,011
Minimum unit fair value #*	$12.709102	$2.130543	$1.797827	$3.658136	$3.179300	$—	$4.307151	$2.378434	$14.198735	$0.909089
Maximum unit fair value #*	$13.378703	$20.888829	$15.096590	$25.887410	$24.994212	$—	$33.841917	$15.878197	$14.198735	$9.367995
Contract liability	$83,977	$89,044	$685,763	$475,227	$242,936	$—	$167,258	$35,992	$11,040	$562,908

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	1,410,432	1,629,490	543,784	—	—	—	—	—	—	—
class IB	2,125,350	110,028	5,677,939	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	24,877,571
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	2,385,003
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	606,554	2,431,598	7,536,721	1,198,608	—
class - N/A	—	—	—	2,307,860	2,848,149	—	—	—	—	—
Total investments	3,535,782	1,739,518	6,221,723	2,307,860	2,848,149	606,554	2,431,598	7,536,721	1,198,608	27,262,574
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	187	77	981	94	130	11	98	319	87	48,293
Other assets	2	2	—	—	—	1	—	1	1	2
Total assets	3,535,971	1,739,597	6,222,704	2,307,954	2,848,279	606,566	2,431,696	7,537,041	1,198,696	27,310,869

Liabilities:
Due to Sponsor Company	187	77	981	94	130	11	98	319	87	48,293
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	1	1	3	—	1	—	—	—
Total liabilities	187	77	982	95	133	11	99	319	87	48,293

Net assets:
For contract liabilities	$3,535,784	$1,739,520	$6,221,722	$2,307,859	$2,848,146	$606,555	$2,431,597	$7,536,722	$1,198,609	$27,262,576

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	1,410,433	1,629,491	543,785	—	—	—	—	—	—	—
class IB	2,125,351	110,029	5,677,937	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	24,877,575
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	2,385,001
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	606,555	2,431,597	7,536,722	1,198,609	—
class - N/A	—	—	—	2,307,859	2,848,146	—	—	—	—	—
Total contract liabilities	$3,535,784	$1,739,520	$6,221,722	$2,307,859	$2,848,146	$606,555	$2,431,597	$7,536,722	$1,198,609	$27,262,576

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	51,401	42,713	5,693	—	—	—	—	—	—	—
class IB	87,715	3,016	59,467	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	337,049
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	33,960
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	36,517	135,616	603,420	34,305	—
class - N/A	—	—	—	204,961	226,583	—	—	—	—	—
Total shares	139,116	45,729	65,160	204,961	226,583	36,517	135,616	603,420	34,305	371,009

Cost	$2,602,421	$1,278,856	$3,979,749	$2,450,354	$3,323,948	$593,346	$2,029,681	$7,015,002	$909,347	$16,840,791

Deferred contracts in the accumulation period:
Units owned by participants #	404,399	61,081	1,970,387	441,565	811,836	23,385	86,706	376,595	64,914	839,000
Minimum unit fair value #*	$4.245921	$4.961691	$2.112408	$1.874950	$2.601929	$21.435305	$25.690231	$17.341160	$16.997522	$21.627746
Maximum unit fair value #*	$53.127451	$58.452133	$39.261810	$22.147061	$37.224402	$26.897280	$33.192977	$22.446896	$24.849461	$61.875988
Contract liability	$3,533,850	$1,739,520	$6,150,843	$2,306,564	$2,835,773	$606,555	$2,431,597	$7,412,788	$1,198,609	$26,949,047

Contracts in payout (annuitization) period:
Units owned by participants #	301	—	24,602	605	4,140	—	—	6,245	—	7,787
Minimum unit fair value #*	$6.419041	$—	$2.455213	$2.142029	$2.969122	$—	$—	$19.215239	$—	$38.028604
Maximum unit fair value #*	$6.419041	$—	$3.081049	$2.142029	$3.145792	$—	$—	$20.226903	$—	$40.865097
Contract liability	$1,934	$—	$70,879	$1,295	$12,373	$—	$—	$123,934	$—	$313,529

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	MFS® Global Equity Series	MFS® Investors Trust Series	MFS® Mid Cap Growth Series	MFS® New Discovery Series	MFS® Total Return Series	MFS® Value Series	MFS® Total Return Bond Series	MFS® Research Series	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	22,178,202
class INIT	4,228,814	40,995,011	20,839,864	34,282,575	110,484,608	32,400,837	50,738,899	3,925,927	21,424,096	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	89,896	—	128,027	5,747,377	13,904,030	8,129,331	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	4,228,814	41,084,907	20,839,864	34,410,602	116,231,985	46,304,867	58,868,230	3,925,927	21,424,096	22,178,202
Due from Sponsor Company	31,770	—	—	—	—	12,007	—	—	—	—
Receivable for fund shares sold	—	26,545	1,084	28,611	73,479	—	3,067	198	676	437
Other assets	5	4	—	1	—	1	—	—	4	2
Total assets	4,260,589	41,111,456	20,840,948	34,439,214	116,305,464	46,316,875	58,871,297	3,926,125	21,424,776	22,178,641

Liabilities:
Due to Sponsor Company	—	26,545	1,084	28,611	73,479	—	3,067	198	676	437
Payable for fund shares purchased	31,770	—	—	—	—	12,007	—	—	—	—
Other liabilities	—	—	1	—	2	—	3	2	—	—
Total liabilities	31,770	26,545	1,085	28,611	73,481	12,007	3,070	200	676	437

Net assets:
For contract liabilities	$4,228,819	$41,084,911	$20,839,863	$34,410,603	$116,231,983	$46,304,868	$58,868,227	$3,925,925	$21,424,100	$22,178,204

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	22,178,204
class INIT	4,228,819	40,995,015	20,839,863	34,282,576	110,484,607	32,400,838	50,738,897	3,925,925	21,424,100	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	89,896	—	128,027	5,747,376	13,904,030	8,129,330	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$4,228,819	$41,084,911	$20,839,863	$34,410,603	$116,231,983	$46,304,868	$58,868,227	$3,925,925	$21,424,100	$22,178,204

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	1,680,167
class INIT	172,113	1,121,001	1,648,723	1,271,608	4,246,142	1,588,276	3,593,406	119,438	3,771,848	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	2,498	—	5,423	225,387	696,595	586,532	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	172,113	1,123,499	1,648,723	1,277,031	4,471,529	2,284,871	4,179,938	119,438	3,771,848	1,680,167

Cost	$3,159,271	$27,096,782	$14,903,109	$22,622,034	$95,833,423	$37,895,789	$54,932,976	$3,166,479	$22,183,098	$22,928,686

Deferred contracts in the accumulation period:
Units owned by participants #	126,580	1,570,235	1,029,072	695,763	4,568,685	1,450,697	3,698,856	117,930	1,630,816	2,137,156
Minimum unit fair value #*	$27.608143	$22.243257	$17.836039	$33.371310	$16.642025	$19.976734	$12.833884	$29.816078	$11.979282	$10.148217
Maximum unit fair value #*	$43.333033	$34.050797	$60.135452	$70.196959	$32.661696	$43.608359	$18.068142	$38.721351	$13.868809	$10.503914
Contract liability	$4,203,932	$40,486,513	$20,707,018	$34,040,464	$114,725,512	$46,021,117	$58,407,837	$3,925,925	$21,045,835	$22,178,204

Contracts in payout (annuitization) period:
Units owned by participants #	702	21,031	6,129	6,306	53,481	8,324	28,170	—	28,602	—
Minimum unit fair value #*	$32.404501	$25.557119	$20.410608	$39.169785	$24.823723	$22.136359	$14.604027	$—	$13.011095	$—
Maximum unit fair value #*	$40.033891	$31.136538	$21.847615	$68.759781	$30.135766	$40.288195	$16.694796	$—	$13.357623	$—
Contract liability	$24,887	$598,398	$132,845	$370,139	$1,506,471	$283,751	$460,390	$—	$378,265	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Dividend Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,246,856
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	519,637	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	4,857	346,827	2,229,392	—	—	—
class III	51,553	3,421,625	—	497,388	—	—	—	—	360,517	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	1,238,223	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	51,553	3,421,625	519,637	497,388	4,857	346,827	2,229,392	1,238,223	360,517	6,246,856
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1	66	29	9	—	22	100	85	7	769
Other assets	—	2	—	—	—	2	—	—	—	—
Total assets	51,554	3,421,693	519,666	497,397	4,857	346,851	2,229,492	1,238,308	360,524	6,247,625

Liabilities:
Due to Sponsor Company	1	66	29	9	—	22	100	85	7	769
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	—	—	1	—	—	1	1	1
Total liabilities	2	66	29	9	1	22	100	86	8	770

Net assets:
For contract liabilities	$51,552	$3,421,627	$519,637	$497,388	$4,856	$346,829	$2,229,392	$1,238,222	$360,516	$6,246,855

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,246,855
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	519,637	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	4,856	346,829	2,229,392	—	—	—
class III	51,552	3,421,627	—	497,388	—	—	—	—	360,516	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	1,238,222	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$51,552	$3,421,627	$519,637	$497,388	$4,856	$346,829	$2,229,392	$1,238,222	$360,516	$6,246,855

Shares:
class 1	—	—	—	—	—	—	—	—	—	208,716
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	24,080	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	416	5,329	78,500	—	—	—
class III	3,165	126,774	—	42,694	—	—	—	—	35,872	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	79,272	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	3,165	126,774	24,080	42,694	416	5,329	78,500	79,272	35,872	208,716

Cost	$46,070	$2,902,977	$306,472	$437,697	$4,344	$163,189	$997,539	$1,168,659	$305,440	$3,597,254

Deferred contracts in the accumulation period:
Units owned by participants #	2,918	243,107	12,257	20,687	385	6,129	32,990	62,527	9,699	364,868
Minimum unit fair value #*	$17.628569	$13.778283	$36.770571	$22.268401	$12.606666	$54.631252	$60.967971	$17.226208	$34.451234	$15.867280
Maximum unit fair value #*	$17.892685	$14.240813	$43.289288	$24.467754	$12.606666	$60.685679	$111.318556	$29.604518	$37.853614	$17.647469
Contract liability	$51,552	$3,421,627	$519,637	$497,388	$4,856	$346,829	$2,202,146	$1,238,222	$360,516	$6,176,747

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	—	418	—	—	3,973
Minimum unit fair value #*	$—	$—	$—	$—	$—	$—	$65.004866	$—	$—	$17.647469
Maximum unit fair value #*	$—	$—	$—	$—	$—	$—	$68.425966	$—	$—	$17.647469
Contract liability	$—	$—	$—	$—	$—	$—	$27,246	$—	$—	$70,108

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Main Street Fund®	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund
	Sub-Account	Sub-Account	Sub-Account (10)(11)	Sub-Account	Sub-Account	Sub-Account (12)	Sub-Account (12)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$4,858,372	$7,794,104	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	8,688,643	489,360	1,285,909
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	2,513,619	—	—	—	—	—	—	—
class S2	—	—	558,710	316,317	4,249,476	409,188	3,450,764	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	4,858,372	7,794,104	3,072,329	316,317	4,249,476	409,188	3,450,764	8,688,643	489,360	1,285,909
Due from Sponsor Company	—	—	4,802	—	—	—	—	—	—	—
Receivable for fund shares sold	919	1,894	—	13	229	17	185	371	24	24
Other assets	—	—	—	—	—	2	2	2	1	—
Total assets	4,859,291	7,795,998	3,077,131	316,330	4,249,705	409,207	3,450,951	8,689,016	489,385	1,285,933

Liabilities:
Due to Sponsor Company	919	1,894	—	13	229	17	185	371	24	24
Payable for fund shares purchased	—	—	4,802	—	—	—	—	—	—	—
Other liabilities	—	1	1	2	1	—	—	—	—	—
Total liabilities	919	1,895	4,803	15	230	17	185	371	24	24

Net assets:
For contract liabilities	$4,858,372	$7,794,103	$3,072,328	$316,315	$4,249,475	$409,190	$3,450,766	$8,688,645	$489,361	$1,285,909

Contract Liabilities:
class 1	$4,858,372	$7,794,103	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	8,688,645	489,361	1,285,909
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	2,513,618	—	—	—	—	—	—	—
class S2	—	—	558,710	316,315	4,249,475	409,190	3,450,766	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$4,858,372	$7,794,103	$3,072,328	$316,315	$4,249,475	$409,190	$3,450,766	$8,688,645	$489,361	$1,285,909

Shares:
class 1	630,139	173,356	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	1,521,654	26,495	88,379
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	23,507	—	—	—	—	—	—	—
class S2	—	—	5,698	4,608	82,739	13,871	128,233	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	630,139	173,356	29,205	4,608	82,739	13,871	128,233	1,521,654	26,495	88,379

Cost	$5,219,818	$3,119,643	$2,161,127	$242,049	$2,674,065	$368,425	$2,465,761	$9,511,061	$423,946	$767,602

Deferred contracts in the accumulation period:
Units owned by participants #	377,545	298,386	214,300	9,423	161,864	15,556	116,753	587,225	24,907	49,345
Minimum unit fair value #*	$11.985355	$24.560410	$14.198664	$26.045916	$22.845178	$22.967480	$25.775841	$12.925866	$18.787866	$25.153216
Maximum unit fair value #*	$13.056240	$26.651034	$14.399603	$30.380295	$37.759849	$35.939803	$42.304096	$19.497164	$27.496560	$26.271547
Contract liability	$4,774,915	$7,676,238	$3,070,021	$276,047	$4,224,245	$409,190	$3,435,469	$8,618,626	$489,361	$1,285,909

Contracts in payout (annuitization) period:
Units owned by participants #	6,392	4,423	160	1,395	997	—	511	4,783	—	—
Minimum unit fair value #*	$13.056240	$26.651034	$14.399603	$28.860737	$25.314221	$—	$28.561159	$14.323548	$—	$—
Maximum unit fair value #*	$13.056240	$26.651034	$14.399603	$28.860737	$25.314221	$—	$30.064694	$15.078038	$—	$—
Contract liability	$83,457	$117,865	$2,307	$40,268	$25,230	$—	$15,297	$70,019	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO VIT All Asset Portfolio	PIMCO StocksPLUS® Global Portfolio	Prudential Series Jennison 20/20 Focus Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	13,471	318,188	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	12,451	278,342	159,201	—	—	—	27,482	—	—	—
class II	—	—	—	—	—	—	—	—	—	8,207
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	23,227,773	4,213,001	2,840,485	—	—	—	—
Total investments	12,451	278,342	159,201	23,227,773	4,213,001	2,840,485	27,482	13,471	318,188	8,207
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1	15	7	1,202	197	280	1	—	6	—
Other assets	—	—	1	—	—	1	—	—	1	—
Total assets	12,452	278,357	159,209	23,228,975	4,213,198	2,840,766	27,483	13,471	318,195	8,207

Liabilities:
Due to Sponsor Company	1	15	7	1,202	197	280	1	—	6	—
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	2	—	—	—	—	—	1
Total liabilities	1	15	7	1,204	197	280	1	—	6	1

Net assets:
For contract liabilities	$12,451	$278,342	$159,202	$23,227,771	$4,213,001	$2,840,486	$27,482	$13,471	$318,189	$8,206

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	13,471	318,189	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	12,451	278,342	159,202	—	—	—	27,482	—	—	—
class II	—	—	—	—	—	—	—	—	—	8,206
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	23,227,771	4,213,001	2,840,486	—	—	—	—
Total contract liabilities	$12,451	$278,342	$159,202	$23,227,771	$4,213,001	$2,840,486	$27,482	$13,471	$318,189	$8,206

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	1,202	35,953	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	1,217	16,890	15,904	—	—	—	1,077	—	—	—
class II	—	—	—	—	—	—	—	—	—	174
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	1,955,200	112,647	260,834	—	—	—	—
Total shares	1,217	16,890	15,904	1,955,200	112,647	260,834	1,077	1,202	35,953	174

Cost	$11,248	$190,425	$202,570	$21,601,076	$2,587,385	$2,833,911	$21,141	$13,049	$320,313	$2,049

Deferred contracts in the accumulation period:
Units owned by participants #	829	22,029	7,887	1,432,126	97,271	90,359	795	926	17,465	282
Minimum unit fair value #*	$9.485878	$11.131976	$17.763636	$13.230314	$36.973478	$27.139932	$28.991681	$14.544835	$16.885926	$4.069926
Maximum unit fair value #*	$10.114857	$18.639312	$29.282783	$23.715722	$64.827518	$48.921520	$37.523333	$14.544835	$18.553325	$40.601528
Contract liability	$8,037	$268,880	$159,202	$22,692,519	$4,136,228	$2,808,133	$27,482	$13,471	$318,189	$8,206

Contracts in payout (annuitization) period:
Units owned by participants #	459	818	—	32,968	1,816	1,043	—	—	—	—
Minimum unit fair value #*	$9.608482	$11.569090	$—	$16.235614	$42.274157	$31.030844	$—	$—	$—	$—
Maximum unit fair value #*	$9.608482	$11.569090	$—	$16.235614	$42.274157	$31.030844	$—	$—	$—	$—
Contract liability	$4,414	$9,462	$—	$535,252	$76,773	$32,353	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Prudential Series Jennison Portfolio	Prudential Series Value Portfolio	Prudential Series SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	Clearbridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Wells Fargo VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	30,544
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	28,938	34,621	708,691	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	405,829	18,826	12,962	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	21,388,365	—
class S2	—	—	—	—	—	—	1,119,528	174,528	386,740	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	405,829	18,826	12,962	28,938	34,621	708,691	1,119,528	174,528	21,775,105	30,544
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	33	1	1	1	1	27	130	10	1,516	1
Other assets	—	—	—	—	—	—	—	—	2	—
Total assets	405,862	18,827	12,963	28,939	34,622	708,718	1,119,658	174,538	21,776,623	30,545

Liabilities:
Due to Sponsor Company	33	1	1	1	1	27	130	10	1,516	1
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	1	—	—	—	—	—	1	—	—
Total liabilities	33	2	1	1	1	27	130	11	1,516	1

Net assets:
For contract liabilities	$405,829	$18,825	$12,962	$28,938	$34,621	$708,691	$1,119,528	$174,527	$21,775,107	$30,544

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	30,544
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	28,938	34,621	708,691	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	405,829	18,825	12,962	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	21,388,365	—
class S2	—	—	—	—	—	—	1,119,528	174,527	386,742	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$405,829	$18,825	$12,962	$28,938	$34,621	$708,691	$1,119,528	$174,527	$21,775,107	$30,544

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	1,396
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	1,309	4,660	35,720	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	3,347	518	1,103	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	240,049	—
class S2	—	—	—	—	—	—	59,868	10,861	4,587	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	3,347	518	1,103	1,309	4,660	35,720	59,868	10,861	244,636	1,396

Cost	$194,847	$9,993	$5,957	$21,535	$37,935	$690,439	$1,072,478	$174,148	$14,050,185	$21,219

Deferred contracts in the accumulation period:
Units owned by participants #	91,943	8,395	6,207	1,240	11,858	224,136	50,459	6,146	630,944	4,539
Minimum unit fair value #*	$3.776148	$2.045820	$2.088604	$23.341136	$2.919678	$3.059826	$18.896833	$26.997703	$30.787038	$3.084251
Maximum unit fair value #*	$31.769620	$2.337556	$2.088604	$23.341136	$2.919678	$3.059826	$32.458675	$31.529939	$38.036567	$30.000358
Contract liability	$404,758	$18,825	$12,962	$28,938	$34,621	$685,817	$1,119,528	$174,527	$21,607,342	$30,544

Contracts in payout (annuitization) period:
Units owned by participants #	34	—	—	—	—	7,476	—	—	4,680	—
Minimum unit fair value #*	$31.769620	$—	$—	$—	$—	$3.059826	$—	$—	$35.000205	$—
Maximum unit fair value #*	$31.769620	$—	$—	$—	$—	$3.059826	$—	$—	$36.220047	$—
Contract liability	$1,071	$—	$—	$—	$—	$22,874	$—	$—	$167,765	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2020

	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$689,217	$1,115,744	$—	$5,062,463	$—	$—	$—	$8,065,487	$—	$6,941,825
class 2	13,391	15,657	16,455	48,943	—	—	—	—	4,622,203	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	4,991,583	7,803,312	7,287,564	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	702,608	1,131,401	16,455	5,111,406	4,991,583	7,803,312	7,287,564	8,065,487	4,622,203	6,941,825
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	32	57	1	1,045	681	584	477	11,013	355	1,190
Other assets	—	—	—	—	4	—	1	1	1	—
Total assets	702,640	1,131,458	16,456	5,112,451	4,992,268	7,803,896	7,288,042	8,076,501	4,622,559	6,943,015

Liabilities:
Due to Sponsor Company	32	57	1	1,045	681	584	477	11,013	355	1,190
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	—	1	—	2	—	—	—	—
Total liabilities	33	57	1	1,046	681	586	477	11,013	355	1,190

Net assets:
For contract liabilities	$702,607	$1,131,401	$16,455	$5,111,405	$4,991,587	$7,803,310	$7,287,565	$8,065,488	$4,622,204	$6,941,825

Contract Liabilities:
class 1	$689,216	$1,115,744	$—	$5,062,463	$—	$—	$—	$8,065,488	$—	$6,941,825
class 2	13,391	15,657	16,455	48,942	—	—	—	—	4,622,204	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	4,991,587	7,803,310	7,287,565	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$702,607	$1,131,401	$16,455	$5,111,405	$4,991,587	$7,803,310	$7,287,565	$8,065,488	$4,622,204	$6,941,825

Shares:
class 1	372,550	72,687	—	171,725	—	—	—	273,592	—	140,126
class 2	6,974	1,064	338	1,652	—	—	—	—	328,048	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	179,038	311,385	401,740	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	379,524	73,751	338	173,377	179,038	311,385	401,740	273,592	328,048	140,126

Cost	$1,085,155	$729,143	$8,490	$3,699,364	$4,226,915	$5,874,306	$6,180,388	$3,758,177	$4,182,119	$3,210,643

Deferred contracts in the accumulation period:
Units owned by participants #	394,633	27,453	246	170,420	254,087	353,542	523,081	361,470	350,469	306,216
Minimum unit fair value #*	$1.189636	$5.454260	$66.999860	$26.997501	$18.600633	$20.585652	$12.981200	$21.120145	$12.554366	$21.335639
Maximum unit fair value #*	$16.984489	$46.135200	$66.999860	$33.154804	$20.147433	$22.899150	$14.569220	$22.260196	$13.232276	$22.433566
Contract liability	$693,307	$1,128,477	$16,455	$5,084,275	$4,975,245	$7,674,973	$7,210,342	$7,898,550	$4,528,010	$6,729,869

Contracts in payout (annuitization) period:
Units owned by participants #	5,844	65	—	881	817	5,752	5,510	7,499	7,118	9,448
Minimum unit fair value #*	$1.308608	$44.016261	$—	$29.778867	$19.734511	$21.905226	$13.854441	$22.260196	$13.232276	$22.433566
Maximum unit fair value #*	$2.260172	$45.655594	$—	$30.912290	$20.087887	$22.363560	$14.144413	$22.260196	$13.232276	$22.433566
Contract liability	$9,300	$2,924	$—	$27,130	$16,342	$128,337	$77,223	$166,938	$94,194	$211,956

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly American Funds Insurance Series® Global Bond Fund. Change effective May 1, 2020.
(2) Merged assets from Hartford High Yield HLS Fund. Change effective September 25, 2020.
(3) Merged assets from Hartford Value HLS Fund. Change effective September 18, 2020.
(4) Merged assets from Hartford Growth Opportunities HLS Fund. Change effective September 18, 2020.
(5) Merged assets from Hartford Global Growth HLS Fund. Change effective September 18, 2020.
(6) Merged assets from Hartford MidCap Value HLS Fund. Change effective September 18, 2020.
(7) Merged assets from Hartford MidCap Growth HLS Fund. Change effective September 18, 2020.
(8) Merged assets from Hartford U.S. Government Securities HLS Fund. Change effective September 25, 2020.
(9) Formerly Lord Abbett Series Fund – Calibrated Dividend Growth Portfolio. Change effective April 1, 2020.
(10) Funded as of April 30, 2020.
(11) Merged assets from Invesco V.I. Mid Cap Growth Fund. Change effective April 30, 2020.
(12) See Note 8 for additional information related to this Sub-Account.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2020

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$27,766	$248	$56,031	$52,653	$8,871	$4,272	$39,990	$305,933	$1,667,233	$19,898

Expenses:
Administrative charges	—	—	—	—	—	—	(14,055)	(38,501)	(95,411)	(422)
Mortality and expense risk charges	(8,826)	(491)	(39,643)	(52,739)	(16,631)	(7,042)	(177,269)	(390,555)	(1,134,475)	(6,406)
Total expenses	(8,826)	(491)	(39,643)	(52,739)	(16,631)	(7,042)	(191,324)	(429,056)	(1,229,886)	(6,828)
Net investment income (loss)	18,940	(243)	16,388	(86)	(7,760)	(2,770)	(151,334)	(123,123)	437,347	13,070

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	71,961	6,383	(121,538)	(48,305)	(35,769)	16,385	(973,271)	370,464	289,286	(4,283)
Net realized gain distributions	34,024	5,336	79,841	—	54,647	33,353	453,505	5,308,994	—	—
Change in unrealized appreciation (depreciation) during the period	(114,624)	11,029	223,233	166,716	42,670	48,552	988,900	(2,758,899)	2,267,943	(3,380)
Net gain (loss) on investments	(8,639)	22,748	181,536	118,411	61,548	98,290	469,134	2,920,559	2,557,229	(7,663)
Net increase (decrease) in net assets resulting from operations	$10,301	$22,505	$197,924	$118,325	$53,788	$95,520	$317,800	$2,797,436	$2,994,576	$5,407

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Capital World Bond Fund	American Funds Insurance Series® Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account

Investment income:
Dividends	$546,489	$157,633	$48,460	$74,079	$165	$139,611	$1,280	$1,157	$230,081	$441,646

Expenses:
Administrative charges	(24,852)	(29,860)	(45)	—	—	—	—	—	—	—
Mortality and expense risk charges	(363,588)	(385,423)	(290,483)	(14,451)	(97)	(899,198)	(513)	(1,313)	(348,743)	(625,480)
Total expenses	(388,440)	(415,283)	(290,528)	(14,451)	(97)	(899,198)	(513)	(1,313)	(348,743)	(625,480)
Net investment income (loss)	158,049	(257,650)	(242,068)	59,628	68	(759,587)	767	(156)	(118,662)	(183,834)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	865,257	(632,253)	(50,526)	(25,150)	221	—	187	(1,916)	174,919	713,344
Net realized gain distributions	543,598	4,462,897	1,408,130	49,487	150	—	—	4,733	334,034	945,165
Change in unrealized appreciation (depreciation) during the period	1,324,231	(2,055,784)	3,179,534	(6,898)	(559)	—	1,151	(1,781)	1,092,691	657,904
Net gain (loss) on investments	2,733,086	1,774,860	4,537,138	17,439	(188)	—	1,338	1,036	1,601,644	2,316,413
Net increase (decrease) in net assets resulting from operations	$2,891,135	$1,517,210	$4,295,070	$77,067	$(120)	$(759,587)	$2,105	$880	$1,482,982	$2,132,579

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	American Funds Insurance Series® Asset Allocation Fund	American Funds Insurance Series® Blue Chip Income and Growth Fund	American Funds Insurance Series® Bond Fund	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® New World Fund	American Funds Insurance Series® Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$2,067,161	$1,020,948	$2,317,948	$155,045	$1,323,665	$3,986,737	$464,275	$17,778	$50,337	$—

Expenses:
Administrative charges	(187,660)	(78,560)	(150,630)	(67,249)	(606,312)	(434,758)	(88,705)	(32,329)	(39,645)	—
Mortality and expense risk charges	(2,121,331)	(1,005,887)	(1,736,984)	(739,150)	(7,078,883)	(4,920,421)	(1,212,344)	(436,598)	(514,929)	(109,662)
Total expenses	(2,308,991)	(1,084,447)	(1,887,614)	(806,399)	(7,685,195)	(5,355,179)	(1,301,049)	(468,927)	(554,574)	(109,662)
Net investment income (loss)	(241,830)	(63,499)	430,334	(651,354)	(6,361,530)	(1,368,442)	(836,774)	(451,149)	(504,237)	(109,662)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	4,271,604	519,427	1,129,990	2,318,132	25,336,598	7,106,229	496,021	1,000,918	1,065,943	388,313
Net realized gain distributions	588,624	724,112	1,044,257	1,278,535	10,288,398	8,029,643	—	278,755	1,950,649	93,465
Change in unrealized appreciation (depreciation) during the period	7,846,714	2,598,719	5,711,295	8,794,434	150,660,943	19,072,366	10,312,974	4,422,439	5,714,086	2,406,417
Net gain (loss) on investments	12,706,942	3,842,258	7,885,542	12,391,101	186,285,939	34,208,238	10,808,995	5,702,112	8,730,678	2,888,195
Net increase (decrease) in net assets resulting from operations	$12,465,112	$3,778,759	$8,315,876	$11,739,747	$179,924,409	$32,839,796	$9,972,221	$5,250,963	$8,226,441	$2,778,533

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$632	$10,252	$33,211	$5,210	$102	$1,336	$1,563,892	$12,923,448	$—

Expenses:
Administrative charges	(1,080)	—	—	—	—	—	—	(173,325)	(301,197)	(36,295)
Mortality and expense risk charges	(10,767)	(27,804)	(199,547)	(132,880)	(9,024)	(4,218)	(255)	(2,022,091)	(3,554,668)	(430,645)
Total expenses	(11,847)	(27,804)	(199,547)	(132,880)	(9,024)	(4,218)	(255)	(2,195,416)	(3,855,865)	(466,940)
Net investment income (loss)	(11,847)	(27,172)	(189,295)	(99,669)	(3,814)	(4,116)	1,081	(631,524)	9,067,583	(466,940)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	16,818	194,803	977,304	94,851	91	4,935	(33)	2,698,685	(1,979,991)	1,477,593
Net realized gain distributions	52,928	147,460	68,888	—	27,407	3,211	421	6,633,106	183,335	2,392,299
Change in unrealized appreciation (depreciation) during the period	187,144	402,301	2,351,054	1,567,742	11,002	59,506	1,293	7,621,955	(12,334,182)	5,216,953
Net gain (loss) on investments	256,890	744,564	3,397,246	1,662,593	38,500	67,652	1,681	16,953,746	(14,130,838)	9,086,845
Net increase (decrease) in net assets resulting from operations	$245,043	$717,392	$3,207,951	$1,562,924	$34,686	$63,536	$2,762	$16,322,222	$(5,063,255)	$8,619,905

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$12,361	$—	$120,935	$3,433,678	$3,288,093	$521,474	$1,484,075	$1,911,527	$786,058	$—

Expenses:
Administrative charges	(574)	(63,975)	—	(89,398)	(164,007)	(15,166)	(63,727)	(90,274)	(40,846)	(18,325)
Mortality and expense risk charges	(5,437)	(748,932)	(139,063)	(1,130,461)	(1,876,083)	(207,740)	(687,809)	(1,026,210)	(583,142)	(215,844)
Total expenses	(6,011)	(812,907)	(139,063)	(1,219,859)	(2,040,090)	(222,906)	(751,536)	(1,116,484)	(623,988)	(234,169)
Net investment income (loss)	6,350	(812,907)	(18,128)	2,213,819	1,248,003	298,568	732,539	795,043	162,070	(234,169)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(5,048)	123,171	(595,542)	(1,502,094)	(1,860,922)	196,479	(1,158,552)	(2,550,980)	(1,643,116)	310,508
Net realized gain distributions	39,711	5,889,693	523,991	—	4,583,866	310,088	—	—	632,858	756,927
Change in unrealized appreciation (depreciation) during the period	(72,075)	14,071,218	506,761	254,386	(14,282,385)	932,637	(40,815)	3,377,086	(2,322,917)	3,538,499
Net gain (loss) on investments	(37,412)	20,084,082	435,210	(1,247,708)	(11,559,441)	1,439,204	(1,199,367)	826,106	(3,333,175)	4,605,934
Net increase (decrease) in net assets resulting from operations	$(31,062)	$19,271,175	$417,082	$966,111	$(10,311,438)	$1,737,772	$(466,828)	$1,621,149	$(3,171,105)	$4,371,765

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account (4)	Sub-Account (5)(6)	Sub-Account (7)	Sub-Account (8)

Investment income:
Dividends	$613,081	$152,028	$2,869,835	$710,182	$1,073,400	$246	$3,781	$92,884	$—	$421,745

Expenses:
Administrative charges	—	(8,502)	(22,966)	(21,088)	(13,841)	(121)	(307)	(461)	(76)	(72)
Mortality and expense risk charges	(123,516)	(184,510)	(1,268,193)	(1,294,392)	(917,874)	(1,009)	(13,303)	(232,415)	(218,433)	(51,013)
Total expenses	(123,516)	(193,012)	(1,291,159)	(1,315,480)	(931,715)	(1,130)	(13,610)	(232,876)	(218,509)	(51,085)
Net investment income (loss)	489,565	(40,984)	1,578,676	(605,298)	141,685	(884)	(9,829)	(139,992)	(218,509)	370,660

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(251,204)	300,664	922,050	1,744,600	(100,050)	227	(98,720)	331,132	571,410	(517,442)
Net realized gain distributions	—	529,983	174,450	6,050,668	3,035,300	16,039	404,354	695,174	8,265,431	—
Change in unrealized appreciation (depreciation) during the period	(816,931)	140,174	2,721,172	8,040,991	391,727	855	(133,014)	3,239,781	(2,188,952)	141,432
Net gain (loss) on investments	(1,068,135)	970,821	3,817,672	15,836,259	3,326,977	17,121	172,620	4,266,087	6,647,889	(376,010)
Net increase (decrease) in net assets resulting from operations	$(578,570)	$929,837	$5,396,348	$15,230,961	$3,468,662	$16,237	$162,791	$4,126,095	$6,429,380	$(5,350)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account (9)	Sub-Account (10)(11)	Sub-Account (12)	Sub-Account (13)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (14)	Sub-Account (15)

Investment income:
Dividends	$96,517	$—	$402	$1,565	$917,614	$—	$—	$83,223	$110,567	$14,194

Expenses:
Administrative charges	(1,773)	—	(1,015)	—	(53,176)	(2,470)	(125)	(7,604)	(143)	—
Mortality and expense risk charges	(84,179)	(13,739)	(16,681)	(5,060)	(659,529)	(49,546)	(20,932)	(106,588)	(36,442)	(9,145)
Total expenses	(85,952)	(13,739)	(17,696)	(5,060)	(712,705)	(52,016)	(21,057)	(114,192)	(36,585)	(9,145)
Net investment income (loss)	10,565	(13,739)	(17,294)	(3,495)	204,909	(52,016)	(21,057)	(30,969)	73,982	5,049

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	193,696	(223,343)	7,360	(122,191)	136,253	38,252	20,469	328,776	32,540	(141,279)
Net realized gain distributions	—	303,289	90,587	30,435	—	415,317	50,501	399,613	—	123,991
Change in unrealized appreciation (depreciation) during the period	752,496	3,460	416,651	23,644	(501,993)	824,328	378,846	(149,719)	34,002	(116,942)
Net gain (loss) on investments	946,192	83,406	514,598	(68,112)	(365,740)	1,277,897	449,816	578,670	66,542	(134,230)
Net increase (decrease) in net assets resulting from operations	$956,757	$69,667	$497,304	$(71,607)	$(160,831)	$1,225,881	$428,759	$547,701	$140,524	$(129,181)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Global Equity Series	MFS® Investors Trust Series	MFS® Mid Cap Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (16)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$14,110	$—	$6,891	$21,666	$274,755	$18,628	$—	$41,324	$241,520	$—

Expenses:
Administrative charges	(2,642)	(1,859)	—	—	—	—	(34,588)	(5,727)	(59,353)	(26,767)
Mortality and expense risk charges	(28,259)	(40,253)	(4,324)	(36,792)	(111,541)	(18,194)	(441,205)	(62,946)	(633,155)	(321,294)
Total expenses	(30,901)	(42,112)	(4,324)	(36,792)	(111,541)	(18,194)	(475,793)	(68,673)	(692,508)	(348,061)
Net investment income (loss)	(16,791)	(42,112)	2,567	(15,126)	163,214	434	(475,793)	(27,349)	(450,988)	(348,061)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(56,009)	(123,501)	(32,988)	30,968	29,424	21,622	2,701,990	79,049	1,991,469	545,095
Net realized gain distributions	—	192,641	1,110	43,533	—	—	1,700,529	136,569	1,156,166	1,328,957
Change in unrealized appreciation (depreciation) during the period	58,277	292,739	32,322	196,052	176,822	(24,884)	2,924,847	135,015	1,779,469	3,743,762
Net gain (loss) on investments	2,268	361,879	444	270,553	206,246	(3,262)	7,327,366	350,633	4,927,104	5,617,814
Net increase (decrease) in net assets resulting from operations	$(14,523)	$319,767	$3,011	$255,427	$369,460	$(2,828)	$6,851,573	$323,284	$4,476,116	$5,269,753

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	MFS® New Discovery Series	MFS® Total Return Series	MFS® Value Series	MFS® Total Return Bond Series	MFS® Research Series	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$2,517,444	$655,991	$1,950,287	$25,994	$1,209,000	$786,971	$589	$46,488	$—

Expenses:
Administrative charges	(44,539)	(167,896)	(41,281)	(81,626)	(6,043)	—	—	—	—	(639)
Mortality and expense risk charges	(466,818)	(1,813,347)	(684,308)	(840,135)	(61,667)	(389,425)	(155,165)	(291)	(23,113)	(8,218)
Total expenses	(511,357)	(1,981,243)	(725,589)	(921,761)	(67,710)	(389,425)	(155,165)	(291)	(23,113)	(8,857)
Net investment income (loss)	(511,357)	536,201	(69,598)	1,028,526	(41,716)	819,575	631,806	298	23,375	(8,857)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,610,516	2,167,118	926,643	545,469	101,567	(394,173)	(257,340)	45	41,566	2,947
Net realized gain distributions	2,621,744	2,933,655	1,937,056	—	143,291	—	—	2,867	203,205	28,545
Change in unrealized appreciation (depreciation) during the period	7,358,567	2,434,115	(1,850,923)	1,812,420	287,573	117,297	119,726	5,381	205,610	127,907
Net gain (loss) on investments	11,590,827	7,534,888	1,012,776	2,357,889	532,431	(276,876)	(137,614)	8,293	450,381	159,399
Net increase (decrease) in net assets resulting from operations	$11,079,470	$8,071,089	$943,178	$3,386,415	$490,715	$542,699	$494,192	$8,591	$473,756	$150,542

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (17)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$9,307	$123	$—	$—	$6,721	$—	$43,750	$—	$223,728	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	(2,726)	(2,831)
Mortality and expense risk charges	(3,127)	(80)	(5,973)	(27,622)	(15,509)	(2,320)	(11,243)	(121,273)	(95,124)	(139,380)
Total expenses	(3,127)	(80)	(5,973)	(27,622)	(15,509)	(2,320)	(11,243)	(121,273)	(97,850)	(142,211)
Net investment income (loss)	6,180	43	(5,973)	(27,622)	(8,788)	(2,320)	32,507	(121,273)	125,878	(142,211)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	5,055	38	30,039	310,176	(22,840)	6,317	(498,573)	236,829	(101,389)	669,075
Net realized gain distributions	16,788	50	27,773	185,015	10,257	33,106	447,923	—	—	—
Change in unrealized appreciation (depreciation) during the period	(9,158)	134	148,461	1,089,207	51,010	81,640	(113,129)	(174,362)	133,247	1,453,467
Net gain (loss) on investments	12,685	222	206,273	1,584,398	38,427	121,063	(163,779)	62,467	31,858	2,122,542
Net increase (decrease) in net assets resulting from operations	$18,865	$265	$200,300	$1,556,776	$29,639	$118,743	$(131,272)	$(58,806)	$157,736	$1,980,331

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Main Street Fund®	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account (18)(19)	Sub-Account	Sub-Account	Sub-Account (21)	Sub-Account (21)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$16,148	$4,343	$10,582	$646,316	$9,199	$616	$329	$3,866

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(33,332)	(4,617)	(60,879)	(5,975)	(48,041)	(132,495)	(8,838)	(9,132)	(197)	(4,588)
Total expenses	(33,332)	(4,617)	(60,879)	(5,975)	(48,041)	(132,495)	(8,838)	(9,132)	(197)	(4,588)
Net investment income (loss)	(33,332)	(4,617)	(44,731)	(1,632)	(37,459)	513,821	361	(8,516)	132	(722)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	70,297	17,359	186,854	6,030	94,714	(239,285)	2,833	219,261	(166)	3,430
Net realized gain distributions	—	41,546	133,907	36,778	42,199	—	9,493	87,121	193	—
Change in unrealized appreciation (depreciation) during the period	911,202	25,007	570,679	2,908	521,268	(532,839)	35,660	133,828	(83)	21,936
Net gain (loss) on investments	981,499	83,912	891,440	45,716	658,181	(772,124)	47,986	440,210	(56)	25,366
Net increase (decrease) in net assets resulting from operations	$948,167	$79,295	$846,709	$44,084	$620,722	$(258,303)	$48,347	$431,694	$76	$24,644

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO VIT All Asset Portfolio	PIMCO StocksPLUS® Global Portfolio	Prudential Series Jennison 20/20 Focus Portfolio	Prudential Series Jennison Portfolio	Prudential Series Value Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$1,308	$459,333	$31,668	$38,866	$927	$587	$3,239	$—	$—	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—	(10)	(343)	—
Mortality and expense risk charges	(2,168)	(369,278)	(60,730)	(41,403)	(278)	(78)	(2,032)	(94)	(3,886)	(267)
Total expenses	(2,168)	(369,278)	(60,730)	(41,403)	(278)	(78)	(2,032)	(104)	(4,229)	(267)
Net investment income (loss)	(860)	90,055	(29,062)	(2,537)	649	509	1,207	(104)	(4,229)	(267)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(11,097)	276,423	349,044	(79,155)	2,024	(5)	(11,472)	87	10,098	199
Net realized gain distributions	—	—	255,387	162,158	3,734	—	29,771	—	—	—
Change in unrealized appreciation (depreciation) during the period	17,232	1,065,247	272,679	(72,675)	(8,109)	402	20,111	1,836	94,749	310
Net gain (loss) on investments	6,135	1,341,670	877,110	10,328	(2,351)	397	38,410	1,923	104,847	509
Net increase (decrease) in net assets resulting from operations	$5,275	$1,431,725	$848,048	$7,791	$(1,702)	$906	$39,617	$1,819	$100,618	$242

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Prudential Series SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	Clearbridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (20)	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$388	$1,323	$8,995	$19,466	$3,372	$12,850	$—	$232	$18,249

Expenses:
Administrative charges	—	—	(50)	(980)	(281)	(177)	—	—	—	—
Mortality and expense risk charges	(150)	(383)	(417)	(8,168)	(13,689)	(3,302)	(357,574)	(13,146)	(509)	(10,107)
Total expenses	(150)	(383)	(467)	(9,148)	(13,970)	(3,479)	(357,574)	(13,146)	(509)	(10,107)
Net investment income (loss)	(150)	5	856	(153)	5,496	(107)	(344,724)	(13,146)	(277)	8,142

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	285	455	(318)	2,752	(19,855)	(4,710)	1,316,457	(681,221)	503	(67,245)
Net realized gain distributions	—	243	—	70,555	16,432	4,192	1,365,934	620,829	2,238	—
Change in unrealized appreciation (depreciation) during the period	2,872	733	1,395	(49,139)	33,041	(9,969)	3,889,113	(14,791)	1,442	89,169
Net gain (loss) on investments	3,157	1,431	1,077	24,168	29,618	(10,487)	6,571,504	(75,183)	4,183	21,924
Net increase (decrease) in net assets resulting from operations	$3,007	$1,436	$1,933	$24,015	$35,114	$(10,594)	$6,226,780	$(88,329)	$3,906	$30,066

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2020

	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$31,712	$32,812	$31,538	$140,771	$—	$58,913	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(15,068)	(164)	(73,988)	(84,793)	(131,231)	(120,644)	(155,889)	(89,181)	(131,216)
Total expenses	(15,068)	(164)	(73,988)	(84,793)	(131,231)	(120,644)	(155,889)	(89,181)	(131,216)
Net investment income (loss)	(15,068)	(164)	(42,276)	(51,981)	(99,693)	20,127	(155,889)	(30,268)	(131,216)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	46,757	282	184,784	52,506	311,941	75,687	935,040	(29,284)	470,463
Net realized gain distributions	46,438	1,055	345,157	226,708	668,045	235,740	—	50,794	—
Change in unrealized appreciation (depreciation) during the period	304,887	5,110	366,243	485,941	423,022	397,995	1,327,754	300,625	1,293,818
Net gain (loss) on investments	398,082	6,447	896,184	765,155	1,403,008	709,422	2,262,794	322,135	1,764,281
Net increase (decrease) in net assets resulting from operations	$383,014	$6,283	$853,908	$713,174	$1,303,315	$729,549	$2,106,905	$291,867	$1,633,065

The accompanying notes are an integral part of these financial statements.

(1) Formerly American Funds Insurance Series® Global Bond Fund. Change effective May 1, 2020.
(2) Merged assets from Hartford High Yield HLS Fund. Change effective September 25, 2020.
(3) Merged assets from Hartford Value HLS Fund. Change effective September 18, 2020.
(4) Merged into Hartford Disciplined Equity HLS Fund. Change effective September 18, 2020.
(5) Merged assets from Hartford Growth Opportunities HLS Fund. Change effective September 18, 2020.
(6) Merged assets from Hartford Global Growth HLS Fund. Change effective September 18, 2020.
(7) Merged into Hartford Disciplined Equity HLS Fund. Change effective September 18, 2020.
(8) Merged into Hartford Total Return Bond HLS Fund. Change effective September 25, 2020.
(9) Merged into Hartford MidCap HLS Fund. Change effective September 18, 2020.
(10) Merged assets from Hartford MidCap Value HLS Fund. Change effective September 18, 2020.
(11) Merged assets from Hartford MidCap Growth HLS Fund. Change effective September 18, 2020.
(12) Merged into Hartford MidCap HLS Fund. Change effective September 18, 2020.
(13) Merged assets from Hartford U.S. Government Securities HLS Fund. Change effective September 25, 2020.
(14) Merged into Hartford Ultrashort Bond HLS Fund. Change effective September 25, 2020.
(15) Merged into Hartford Dividend and Growth HLS Fund. Change effective September 18, 2020.
(16) Formerly Lord Abbett Series Fund – Calibrated Dividend Growth Portfolio. Change effective April 1, 2020.
(17) Liquidated as of April 24, 2020.
(18) Funded as of April 30, 2020.
(19) Merged assets from Invesco V.I. Mid Cap Growth Fund. Change effective April 30, 2020.
(20) Merged into Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund. Change effective April 30, 2020.
(21) See Note 8 for additional information related to this Sub-Account.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2020

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$18,940	$(243)	$16,388	$(86)	$(7,760)	$(2,770)	$(151,334)	$(123,123)	$437,347	$13,070
Net realized gain (loss) on security transactions	71,961	6,383	(121,538)	(48,305)	(35,769)	16,385	(973,271)	370,464	289,286	(4,283)
Net realized gain distributions	34,024	5,336	79,841	—	54,647	33,353	453,505	5,308,994	—	—
Change in unrealized appreciation (depreciation) during the period	(114,624)	11,029	223,233	166,716	42,670	48,552	988,900	(2,758,899)	2,267,943	(3,380)
Net increase (decrease) in net assets resulting from operations	10,301	22,505	197,924	118,325	53,788	95,520	317,800	2,797,436	2,994,576	5,407

Unit transactions:
Purchases	—	1,200	20,359	16,900	874	—	17,492	53,323	311,416	—
Net transfers	98,588	(16,075)	(12,676)	267,739	69,845	(18,821)	(203,515)	(845,192)	4,719,983	27,210
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(251,661)	(4,814)	(1,097,485)	(365,706)	(115,202)	(25,137)	(952,829)	(2,106,625)	(7,061,520)	(8,384)
Other transactions	—	—	994	(14)	—	1	224	2,110	3,774	—
Death benefits	(20,244)	—	(70,354)	(66,317)	(32,809)	(26,947)	(209,728)	(609,668)	(1,961,295)	(14,924)
Net annuity transactions	—	—	(424)	5,607	—	—	(15,553)	(59,854)	(26,743)	(348)
Net increase (decrease) in net assets resulting from unit transactions	(173,317)	(19,689)	(1,159,586)	(141,791)	(77,292)	(70,904)	(1,363,909)	(3,565,906)	(4,014,385)	3,554
Net increase (decrease) in net assets	(163,016)	2,816	(961,662)	(23,466)	(23,504)	24,616	(1,046,109)	(768,470)	(1,019,809)	8,961

Net assets:
Beginning of period	1,455,732	77,063	3,595,924	3,878,473	1,272,620	412,327	12,673,729	25,754,092	67,824,159	324,289
End of period	$1,292,716	$79,879	$2,634,262	$3,855,007	$1,249,116	$436,943	$11,627,620	$24,985,622	$66,804,350	$333,250

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Capital World Bond Fund	American Funds Insurance Series® Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account

Operations:
Net investment income (loss)	$158,049	$(257,650)	$(242,068)	$59,628	$68	$(759,587)	$767	$(156)	$(118,662)	$(183,834)
Net realized gain (loss) on security transactions	865,257	(632,253)	(50,526)	(25,150)	221	—	187	(1,916)	174,919	713,344
Net realized gain distributions	543,598	4,462,897	1,408,130	49,487	150	—	—	4,733	334,034	945,165
Change in unrealized appreciation (depreciation) during the period	1,324,231	(2,055,784)	3,179,534	(6,898)	(559)	—	1,151	(1,781)	1,092,691	657,904
Net increase (decrease) in net assets resulting from operations	2,891,135	1,517,210	4,295,070	77,067	(120)	(759,587)	2,105	880	1,482,982	2,132,579

Unit transactions:
Purchases	65,231	90,003	86,199	1,800	—	831,975	189	—	17,148	100,568
Net transfers	(292,415)	(450,300)	(346,705)	(48,184)	—	29,262,465	5,482	6,194	281,020	(1,176,954)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,518,092)	(1,917,615)	(1,285,901)	(133,046)	(550)	(20,203,218)	(2,382)	(5,214)	(1,757,065)	(3,205,937)
Other transactions	657	38	322	—	—	15,949	—	—	900	863
Death benefits	(465,525)	(573,846)	(491,971)	(11,840)	—	(2,337,570)	—	(2,503)	(238,213)	(701,738)
Net annuity transactions	10,934	(22,040)	(12,262)	—	—	347,628	—	(4,230)	(26,657)	(37,475)
Net increase (decrease) in net assets resulting from unit transactions	(3,199,210)	(2,873,760)	(2,050,318)	(191,270)	(550)	7,917,229	3,289	(5,753)	(1,722,867)	(5,020,673)
Net increase (decrease) in net assets	(308,075)	(1,356,550)	2,244,752	(114,203)	(670)	7,157,642	5,394	(4,873)	(239,885)	(2,888,094)

Net assets:
Beginning of period	26,541,900	25,506,863	17,488,092	1,049,703	6,965	45,661,891	81,643	102,971	20,234,122	41,881,710
End of period	$26,233,825	$24,150,313	$19,732,844	$935,500	$6,295	$52,819,533	$87,037	$98,098	$19,994,237	$38,993,616

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	American Funds Insurance Series® Asset Allocation Fund	American Funds Insurance Series® Blue Chip Income and Growth Fund	American Funds Insurance Series® Bond Fund	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® New World Fund	American Funds Insurance Series® Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(241,830)	$(63,499)	$430,334	$(651,354)	$(6,361,530)	$(1,368,442)	$(836,774)	$(451,149)	$(504,237)	$(109,662)
Net realized gain (loss) on security transactions	4,271,604	519,427	1,129,990	2,318,132	25,336,598	7,106,229	496,021	1,000,918	1,065,943	388,313
Net realized gain distributions	588,624	724,112	1,044,257	1,278,535	10,288,398	8,029,643	—	278,755	1,950,649	93,465
Change in unrealized appreciation (depreciation) during the period	7,846,714	2,598,719	5,711,295	8,794,434	150,660,943	19,072,366	10,312,974	4,422,439	5,714,086	2,406,417
Net increase (decrease) in net assets resulting from operations	12,465,112	3,778,759	8,315,876	11,739,747	179,924,409	32,839,796	9,972,221	5,250,963	8,226,441	2,778,533

Unit transactions:
Purchases	337,893	133,285	363,212	125,845	1,210,550	1,037,154	217,034	54,246	48,316	3,951
Net transfers	1,036,547	81,101	10,877,209	(553,224)	(27,502,350)	(4,790,556)	898,895	(800,692)	(1,113,370)	(494,741)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(10,663,381)	(5,366,804)	(10,530,161)	(3,706,336)	(36,665,838)	(26,886,561)	(6,905,814)	(2,097,511)	(2,761,843)	(458,718)
Other transactions	1,817	1,294	687	1,053	29,373	17,728	1,901	70	624	23
Death benefits	(3,789,433)	(1,102,786)	(2,360,625)	(882,715)	(9,577,247)	(6,688,296)	(1,297,628)	(426,370)	(449,084)	(86,109)
Net annuity transactions	(187,234)	(104,439)	(22,024)	(30,868)	(830,808)	(603,634)	21,322	(38,077)	12,536	(60,109)
Net increase (decrease) in net assets resulting from unit transactions	(13,263,791)	(6,358,349)	(1,671,702)	(5,046,245)	(73,336,320)	(37,914,165)	(7,064,290)	(3,308,334)	(4,262,821)	(1,095,703)
Net increase (decrease) in net assets	(798,679)	(2,579,590)	6,644,174	6,693,502	106,588,089	(5,074,369)	2,907,931	1,942,629	3,963,620	1,682,830

Net assets:
Beginning of period	135,014,446	67,075,208	111,523,128	46,013,318	410,095,735	327,072,132	85,410,841	27,625,726	33,336,774	4,755,462
End of period	$134,215,767	$64,495,618	$118,167,302	$52,706,820	$516,683,824	$321,997,763	$88,318,772	$29,568,355	$37,300,394	$6,438,292

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(11,847)	$(27,172)	$(189,295)	$(99,669)	$(3,814)	$(4,116)	$1,081	$(631,524)	$9,067,583	$(466,940)
Net realized gain (loss) on security transactions	16,818	194,803	977,304	94,851	91	4,935	(33)	2,698,685	(1,979,991)	1,477,593
Net realized gain distributions	52,928	147,460	68,888	—	27,407	3,211	421	6,633,106	183,335	2,392,299
Change in unrealized appreciation (depreciation) during the period	187,144	402,301	2,351,054	1,567,742	11,002	59,506	1,293	7,621,955	(12,334,182)	5,216,953
Net increase (decrease) in net assets resulting from operations	245,043	717,392	3,207,951	1,562,924	34,686	63,536	2,762	16,322,222	(5,063,255)	8,619,905

Unit transactions:
Purchases	—	—	4,121	44,351	700	—	—	589,708	667,430	33,579
Net transfers	(31,942)	(113,189)	(559,595)	(38,657)	1,818	15,214	38	(2,314,740)	(785,072)	(2,379,567)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(22,172)	(110,360)	(1,778,443)	(856,885)	(38,282)	(40,769)	(2,221)	(11,572,300)	(21,815,221)	(2,525,723)
Other transactions	—	4	(4)	853	(1)	—	—	17,508	12,102	(95)
Death benefits	—	—	(119,178)	(180,188)	(4,136)	—	—	(2,813,055)	(6,306,950)	(957,677)
Net annuity transactions	(279)	—	18,255	20,891	—	11,924	—	(409,689)	(763,357)	(44,195)
Net increase (decrease) in net assets resulting from unit transactions	(54,393)	(223,545)	(2,434,844)	(1,009,635)	(39,901)	(13,631)	(2,183)	(16,502,568)	(28,991,068)	(5,873,678)
Net increase (decrease) in net assets	190,650	493,847	773,107	553,289	(5,215)	49,905	579	(180,346)	(34,054,323)	2,746,227

Net assets:
Beginning of period	614,982	1,404,128	12,589,544	9,383,865	605,174	235,677	44,850	135,938,565	257,745,353	25,076,182
End of period	$805,632	$1,897,975	$13,362,651	$9,937,154	$599,959	$285,582	$45,429	$135,758,219	$223,691,030	$27,822,409

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$6,350	$(812,907)	$(18,128)	$2,213,819	$1,248,003	$298,568	$732,539	$795,043	$162,070	$(234,169)
Net realized gain (loss) on security transactions	(5,048)	123,171	(595,542)	(1,502,094)	(1,860,922)	196,479	(1,158,552)	(2,550,980)	(1,643,116)	310,508
Net realized gain distributions	39,711	5,889,693	523,991	—	4,583,866	310,088	—	—	632,858	756,927
Change in unrealized appreciation (depreciation) during the period	(72,075)	14,071,218	506,761	254,386	(14,282,385)	932,637	(40,815)	3,377,086	(2,322,917)	3,538,499
Net increase (decrease) in net assets resulting from operations	(31,062)	19,271,175	417,082	966,111	(10,311,438)	1,737,772	(466,828)	1,621,149	(3,171,105)	4,371,765

Unit transactions:
Purchases	—	321,540	8,770	267,580	338,267	26,217	151,597	148,990	111,612	307,169
Net transfers	20,325	(2,292,691)	78,106	1,544,636	2,680,407	(283,448)	4,083,508	(1,716,853)	3,132	(211,402)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(29,904)	(3,678,685)	(611,382)	(6,345,378)	(12,298,574)	(1,013,872)	(3,895,117)	(7,052,736)	(3,263,004)	(880,472)
Other transactions	1	630	7	4,331	5,290	165	409	741	358	112
Death benefits	(4,068)	(766,400)	(88,584)	(1,829,078)	(3,152,154)	(156,244)	(1,091,269)	(1,771,558)	(1,189,098)	(440,616)
Net annuity transactions	(2,296)	(21,473)	29,051	(122,640)	(336,116)	768	(3,722)	(113,597)	(70,175)	(10,630)
Net increase (decrease) in net assets resulting from unit transactions	(15,942)	(6,437,079)	(584,032)	(6,480,549)	(12,762,880)	(1,426,414)	(754,594)	(10,505,013)	(4,407,175)	(1,235,839)
Net increase (decrease) in net assets	(47,004)	12,834,096	(166,950)	(5,514,438)	(23,074,318)	311,358	(1,221,422)	(8,883,864)	(7,578,280)	3,135,926

Net assets:
Beginning of period	448,426	40,798,664	9,329,485	75,407,009	147,740,874	13,484,769	49,557,327	76,144,110	43,570,706	11,596,294
End of period	$401,422	$53,632,760	$9,162,535	$69,892,571	$124,666,556	$13,796,127	$48,335,905	$67,260,246	$35,992,426	$14,732,220

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account (4)	Sub-Account (5)(6)	Sub-Account (7)	Sub-Account (8)

Operations:
Net investment income (loss)	$489,565	$(40,984)	$1,578,676	$(605,298)	$141,685	$(884)	$(9,829)	$(139,992)	$(218,509)	$370,660
Net realized gain (loss) on security transactions	(251,204)	300,664	922,050	1,744,600	(100,050)	227	(98,720)	331,132	571,410	(517,442)
Net realized gain distributions	—	529,983	174,450	6,050,668	3,035,300	16,039	404,354	695,174	8,265,431	—
Change in unrealized appreciation (depreciation) during the period	(816,931)	140,174	2,721,172	8,040,991	391,727	855	(133,014)	3,239,781	(2,188,952)	141,432
Net increase (decrease) in net assets resulting from operations	(578,570)	929,837	5,396,348	15,230,961	3,468,662	16,237	162,791	4,126,095	6,429,380	(5,350)

Unit transactions:
Purchases	41,683	64,661	381,097	261,746	240,076	—	234	46,212	79,170	16,788
Net transfers	977,312	241,999	3,590,051	(5,472,189)	729,289	307	(108,376)	(1,682,318)	(4,019,935)	403,107
Net interfund transfers due to corporate actions	—	—	4,775,368	—	843,532	—	(1,092,732)	21,926,661	(20,833,929)	(4,775,368)
Surrenders for benefit payments and fees	(861,281)	(851,612)	(9,213,494)	(8,749,128)	(6,848,860)	(1,245)	(38,342)	(1,395,694)	(1,579,707)	(302,345)
Other transactions	(1)	—	750	4,409	1,753	—	4	—	22	(1)
Death benefits	(176,069)	(300,885)	(2,107,677)	(2,215,218)	(1,785,042)	—	(2,045)	(371,289)	(216,042)	(38,642)
Net annuity transactions	60,755	(85,990)	234,131	(226,739)	(27,572)	—	(2,713)	36,340	(30,962)	(21,237)
Net increase (decrease) in net assets resulting from unit transactions	42,399	(931,827)	(2,339,774)	(16,397,119)	(6,846,824)	(938)	(1,243,970)	18,559,912	(26,601,383)	(4,717,698)
Net increase (decrease) in net assets	(536,171)	(1,990)	3,056,574	(1,166,158)	(3,378,162)	15,299	(1,081,179)	22,686,007	(20,172,003)	(4,723,048)

Net assets:
Beginning of period	8,477,945	10,869,114	81,197,075	90,325,910	66,122,230	77,338	1,081,179	9,591,064	20,172,003	4,723,048
End of period	$7,941,774	$10,867,124	$84,253,649	$89,159,752	$62,744,068	$92,637	$—	$32,277,071	$—	$—

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account (9)	Sub-Account (10)(11)	Sub-Account (12)	Sub-Account (13)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (14)	Sub-Account (15)

Operations:
Net investment income (loss)	$10,565	$(13,739)	$(17,294)	$(3,495)	$204,909	$(52,016)	$(21,057)	$(30,969)	$73,982	$5,049
Net realized gain (loss) on security transactions	193,696	(223,343)	7,360	(122,191)	136,253	38,252	20,469	328,776	32,540	(141,279)
Net realized gain distributions	—	303,289	90,587	30,435	—	415,317	50,501	399,613	—	123,991
Change in unrealized appreciation (depreciation) during the period	752,496	3,460	416,651	23,644	(501,993)	824,328	378,846	(149,719)	34,002	(116,942)
Net increase (decrease) in net assets resulting from operations	956,757	69,667	497,304	(71,607)	(160,831)	1,225,881	428,759	547,701	140,524	(129,181)

Unit transactions:
Purchases	8,713	17,340	7,048	19,950	150,460	31,513	3,500	8,512	26,903	—
Net transfers	(20,572)	(114,639)	(21,009)	7,917	3,510,866	(164,361)	62,596	(140,367)	503,286	3,145
Net interfund transfers due to corporate actions	—	(1,050,090)	1,382,162	(332,072)	3,431,135	—	—	—	(3,431,135)	(843,532)
Surrenders for benefit payments and fees	(563,743)	(45,916)	(36,732)	(8,547)	(4,713,551)	(183,274)	(94,424)	(476,984)	(284,578)	(47,063)
Other transactions	474	—	(1)	2	396	7	(1)	15	2	3
Death benefits	(115,749)	(73,421)	—	—	(1,251,418)	(37,981)	(9,468)	(74,184)	(17,623)	(13,837)
Net annuity transactions	(8,731)	—	(4,740)	—	(114,342)	(4,199)	—	(57,479)	(740)	—
Net increase (decrease) in net assets resulting from unit transactions	(699,608)	(1,266,726)	1,326,728	(312,750)	1,013,546	(358,295)	(37,797)	(740,487)	(3,203,885)	(901,284)
Net increase (decrease) in net assets	257,149	(1,197,059)	1,824,032	(384,357)	852,715	867,586	390,962	(192,786)	(3,063,361)	(1,030,465)

Net assets:
Beginning of period	5,894,481	1,197,059	706,416	384,357	40,209,037	2,668,198	1,348,558	6,414,508	3,063,361	1,030,465
End of period	$6,151,630	$—	$2,530,448	$—	$41,061,752	$3,535,784	$1,739,520	$6,221,722	$—	$—

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Global Equity Series	MFS® Investors Trust Series	MFS® Mid Cap Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (16)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(16,791)	$(42,112)	$2,567	$(15,126)	$163,214	$434	$(475,793)	$(27,349)	$(450,988)	$(348,061)
Net realized gain (loss) on security transactions	(56,009)	(123,501)	(32,988)	30,968	29,424	21,622	2,701,990	79,049	1,991,469	545,095
Net realized gain distributions	—	192,641	1,110	43,533	—	—	1,700,529	136,569	1,156,166	1,328,957
Change in unrealized appreciation (depreciation) during the period	58,277	292,739	32,322	196,052	176,822	(24,884)	2,924,847	135,015	1,779,469	3,743,762
Net increase (decrease) in net assets resulting from operations	(14,523)	319,767	3,011	255,427	369,460	(2,828)	6,851,573	323,284	4,476,116	5,269,753

Unit transactions:
Purchases	31,881	744	563	22,064	29,853	—	93,394	35,086	137,159	38,485
Net transfers	82,040	(49,265)	7,537	(282,105)	511,156	59,981	(1,969,913)	16,239	(742,820)	(1,032,443)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(207,013)	(227,760)	(186,844)	(307,580)	(800,737)	(105,907)	(3,109,921)	(279,184)	(3,396,621)	(2,017,009)
Other transactions	3	22	(175)	1,026	(8)	3	1,371	(87)	(447)	5,674
Death benefits	(58,431)	(12,910)	(242)	(96,471)	(119,647)	(8,895)	(481,672)	(95,050)	(965,647)	(657,921)
Net annuity transactions	(210)	(1,578)	—	(34)	43,519	—	(24,620)	(28,653)	(35,495)	(56,901)
Net increase (decrease) in net assets resulting from unit transactions	(151,730)	(290,747)	(179,161)	(663,100)	(335,864)	(54,818)	(5,491,361)	(351,649)	(5,003,871)	(3,720,115)
Net increase (decrease) in net assets	(166,253)	29,020	(176,150)	(407,673)	33,596	(57,646)	1,360,212	(28,365)	(527,755)	1,549,638

Net assets:
Beginning of period	2,474,112	2,819,126	782,705	2,839,270	7,503,126	1,256,255	25,902,364	4,257,184	41,612,666	19,290,225
End of period	$2,307,859	$2,848,146	$606,555	$2,431,597	$7,536,722	$1,198,609	$27,262,576	$4,228,819	$41,084,911	$20,839,863

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	MFS® New Discovery Series	MFS® Total Return Series	MFS® Value Series	MFS® Total Return Bond Series	MFS® Research Series	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(511,357)	$536,201	$(69,598)	$1,028,526	$(41,716)	$819,575	$631,806	$298	$23,375	$(8,857)
Net realized gain (loss) on security transactions	1,610,516	2,167,118	926,643	545,469	101,567	(394,173)	(257,340)	45	41,566	2,947
Net realized gain distributions	2,621,744	2,933,655	1,937,056	—	143,291	—	—	2,867	203,205	28,545
Change in unrealized appreciation (depreciation) during the period	7,358,567	2,434,115	(1,850,923)	1,812,420	287,573	117,297	119,726	5,381	205,610	127,907
Net increase (decrease) in net assets resulting from operations	11,079,470	8,071,089	943,178	3,386,415	490,715	542,699	494,192	8,591	473,756	150,542

Unit transactions:
Purchases	41,817	414,529	171,195	340,172	530	43,926	81,328	—	76,027	—
Net transfers	(3,529,155)	587,724	1,706,084	3,388,185	(42,669)	(528,699)	1,208,163	(236)	(179,153)	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,278,859)	(11,288,858)	(3,911,575)	(6,365,857)	(354,332)	(1,906,100)	(3,596,346)	(451)	(689,491)	(7)
Other transactions	4,732	12,112	385	957	(2)	3,064	(1,544)	—	1	—
Death benefits	(569,113)	(3,011,124)	(930,554)	(1,561,908)	(92,950)	(492,640)	(96,013)	—	(1,686)	—
Net annuity transactions	(67,758)	(328,767)	33,032	(34,803)	—	(56,126)	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(6,398,336)	(13,614,384)	(2,931,433)	(4,233,254)	(489,423)	(2,936,575)	(2,404,412)	(687)	(794,302)	(7)
Net increase (decrease) in net assets	4,681,134	(5,543,295)	(1,988,255)	(846,839)	1,292	(2,393,876)	(1,910,220)	7,904	(320,546)	150,535

Net assets:
Beginning of period	29,729,469	121,775,278	48,293,123	59,715,066	3,924,633	23,817,976	24,088,424	43,648	3,742,173	369,102
End of period	$34,410,603	$116,231,983	$46,304,868	$58,868,227	$3,925,925	$21,424,100	$22,178,204	$51,552	$3,421,627	$519,637

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (17)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$6,180	$43	$(5,973)	$(27,622)	$(8,788)	$(2,320)	$32,507	$(121,273)	$125,878	$(142,211)
Net realized gain (loss) on security transactions	5,055	38	30,039	310,176	(22,840)	6,317	(498,573)	236,829	(101,389)	669,075
Net realized gain distributions	16,788	50	27,773	185,015	10,257	33,106	447,923	—	—	—
Change in unrealized appreciation (depreciation) during the period	(9,158)	134	148,461	1,089,207	51,010	81,640	(113,129)	(174,362)	133,247	1,453,467
Net increase (decrease) in net assets resulting from operations	18,865	265	200,300	1,556,776	29,639	118,743	(131,272)	(58,806)	157,736	1,980,331

Unit transactions:
Purchases	—	—	—	2,186	3,150	—	—	6,384	37,899	24,793
Net transfers	22,200	—	(35,601)	(670,982)	177,445	(82,626)	(1,698,981)	308,505	47,412	(369,746)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(44,033)	(399)	(15,005)	(137,454)	(73,301)	(28,669)	(7,528)	(280,804)	(271,630)	(357,206)
Other transactions	—	—	1	1,611	1,221	—	2	64	1	25
Death benefits	(346)	—	(2,070)	(12,712)	(7,354)	—	—	(58,944)	(96,595)	(136,540)
Net annuity transactions	—	—	—	19,590	—	—	(6,279)	(101,344)	(17,271)	1,203
Net increase (decrease) in net assets resulting from unit transactions	(22,179)	(399)	(52,675)	(797,761)	101,161	(111,295)	(1,712,786)	(126,139)	(300,184)	(837,471)
Net increase (decrease) in net assets	(3,314)	(134)	147,625	759,015	130,800	7,448	(1,844,058)	(184,945)	(142,448)	1,142,860

Net assets:
Beginning of period	500,702	4,990	199,204	1,470,377	1,107,422	353,068	1,844,058	6,431,800	5,000,820	6,651,243
End of period	$497,388	$4,856	$346,829	$2,229,392	$1,238,222	$360,516	$—	$6,246,855	$4,858,372	$7,794,103

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Main Street Fund®	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account (18)(19)	Sub-Account	Sub-Account	Sub-Account (21)	Sub-Account (21)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(33,332)	$(4,617)	$(44,731)	$(1,632)	$(37,459)	$513,821	$361	$(8,516)	$132	$(722)
Net realized gain (loss) on security transactions	70,297	17,359	186,854	6,030	94,714	(239,285)	2,833	219,261	(166)	3,430
Net realized gain distributions	—	41,546	133,907	36,778	42,199	—	9,493	87,121	193	—
Change in unrealized appreciation (depreciation) during the period	911,202	25,007	570,679	2,908	521,268	(532,839)	35,660	133,828	(83)	21,936
Net increase (decrease) in net assets resulting from operations	948,167	79,295	846,709	44,084	620,722	(258,303)	48,347	431,694	76	24,644

Unit transactions:
Purchases	1,501	350	19,534	284	15,141	47,729	—	—	—	—
Net transfers	141,000	(41,867)	(318,819)	(30,393)	(169,428)	754,137	742	(296,521)	(77)	6,365
Net interfund transfers due to corporate actions	2,127,438	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(148,056)	(34,622)	(462,457)	(82,463)	(387,960)	(968,235)	(75,826)	(292,587)	(5,142)	(22,260)
Other transactions	—	(1)	2,074	(2)	22	(7)	—	—	(1)	—
Death benefits	715	—	(30,912)	—	(49,842)	(192,236)	—	(20,740)	(1,343)	—
Net annuity transactions	1,563	(10,543)	20,752	—	6,805	53,316	—	—	3,859	8,530
Net increase (decrease) in net assets resulting from unit transactions	2,124,161	(86,683)	(769,828)	(112,574)	(585,262)	(305,296)	(75,084)	(609,848)	(2,704)	(7,365)
Net increase (decrease) in net assets	3,072,328	(7,388)	76,881	(68,490)	35,460	(563,599)	(26,737)	(178,154)	(2,628)	17,279

Net assets:
Beginning of period	—	323,703	4,172,594	477,680	3,415,306	9,252,244	516,098	1,464,063	15,079	261,063
End of period	$3,072,328	$316,315	$4,249,475	$409,190	$3,450,766	$8,688,645	$489,361	$1,285,909	$12,451	$278,342

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO VIT All Asset Portfolio	PIMCO StocksPLUS® Global Portfolio	Prudential Series Jennison 20/20 Focus Portfolio	Prudential Series Jennison Portfolio	Prudential Series Value Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(860)	$90,055	$(29,062)	$(2,537)	$649	$509	$1,207	$(104)	$(4,229)	$(267)
Net realized gain (loss) on security transactions	(11,097)	276,423	349,044	(79,155)	2,024	(5)	(11,472)	87	10,098	199
Net realized gain distributions	—	—	255,387	162,158	3,734	—	29,771	—	—	—
Change in unrealized appreciation (depreciation) during the period	17,232	1,065,247	272,679	(72,675)	(8,109)	402	20,111	1,836	94,749	310
Net increase (decrease) in net assets resulting from operations	5,275	1,431,725	848,048	7,791	(1,702)	906	39,617	1,819	100,618	242

Unit transactions:
Purchases	350	108,232	10,872	20,896	—	—	—	—	—	—
Net transfers	3,489	230,929	(404,423)	61,868	—	—	(9,718)	—	144,411	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,759)	(2,467,623)	(334,885)	(176,282)	(30,698)	(23)	(24,926)	(14)	(239)	(227)
Other transactions	—	2,468	136	103	—	—	—	(4)	2	1
Death benefits	(20,009)	(703,986)	(110,221)	(51,165)	—	(65)	—	—	—	—
Net annuity transactions	—	90,257	12,910	(4,306)	—	—	—	—	(10,739)	—
Net increase (decrease) in net assets resulting from unit transactions	(18,929)	(2,739,723)	(825,611)	(148,886)	(30,698)	(88)	(34,644)	(18)	133,435	(226)
Net increase (decrease) in net assets	(13,654)	(1,307,998)	22,437	(141,095)	(32,400)	818	4,973	1,801	234,053	16

Net assets:
Beginning of period	172,856	24,535,769	4,190,564	2,981,581	59,882	12,653	313,216	6,405	171,776	18,809
End of period	$159,202	$23,227,771	$4,213,001	$2,840,486	$27,482	$13,471	$318,189	$8,206	$405,829	$18,825

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Prudential Series SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	Clearbridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (20)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(150)	$5	$856	$(153)	$5,496	$(107)	$(344,724)	$(13,146)	$(277)	$8,142
Net realized gain (loss) on security transactions	285	455	(318)	2,752	(19,855)	(4,710)	1,316,457	(681,221)	503	(67,245)
Net realized gain distributions	—	243	—	70,555	16,432	4,192	1,365,934	620,829	2,238	—
Change in unrealized appreciation (depreciation) during the period	2,872	733	1,395	(49,139)	33,041	(9,969)	3,889,113	(14,791)	1,442	89,169
Net increase (decrease) in net assets resulting from operations	3,007	1,436	1,933	24,015	35,114	(10,594)	6,226,780	(88,329)	3,906	30,066

Unit transactions:
Purchases	—	—	—	—	—	—	96,754	552	—	—
Net transfers	—	223	469	4,756	55,672	(7,374)	158,829	(93,784)	—	21,830
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	(2,127,438)	—	—
Surrenders for benefit payments and fees	(503)	(1,244)	(1,131)	(47,111)	(69,741)	(15,208)	(2,199,602)	(31,276)	(1,341)	(47,050)
Other transactions	—	—	—	—	—	(1)	6,585	(202)	—	(3)
Death benefits	—	(1,456)	(1,135)	(5,739)	(4,183)	—	(965,011)	—	—	(4,648)
Net annuity transactions	—	—	—	(4,028)	—	—	(41,194)	(1,821)	—	3,497
Net increase (decrease) in net assets resulting from unit transactions	(503)	(2,477)	(1,797)	(52,122)	(18,252)	(22,583)	(2,943,639)	(2,253,969)	(1,341)	(26,374)
Net increase (decrease) in net assets	2,504	(1,041)	136	(28,107)	16,862	(33,177)	3,283,141	(2,342,298)	2,565	3,692

Net assets:
Beginning of period	10,458	29,979	34,485	736,798	1,102,666	207,704	18,491,966	2,342,298	27,979	698,915
End of period	$12,962	$28,938	$34,621	$708,691	$1,119,528	$174,527	$21,775,107	$—	$30,544	$702,607

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2020

	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(15,068)	$(164)	$(42,276)	$(51,981)	$(99,693)	$20,127	$(155,889)	$(30,268)	$(131,216)
Net realized gain (loss) on security transactions	46,757	282	184,784	52,506	311,941	75,687	935,040	(29,284)	470,463
Net realized gain distributions	46,438	1,055	345,157	226,708	668,045	235,740	—	50,794	—
Change in unrealized appreciation (depreciation) during the period	304,887	5,110	366,243	485,941	423,022	397,995	1,327,754	300,625	1,293,818
Net increase (decrease) in net assets resulting from operations	383,014	6,283	853,908	713,174	1,303,315	729,549	2,106,905	291,867	1,633,065

Unit transactions:
Purchases	—	—	34,773	28,923	13,251	8,607	47,083	62,899	1,250
Net transfers	35,915	—	(237,207)	(154,297)	(530,759)	(326,092)	(325,059)	131,842	(146,723)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(90,926)	(731)	(500,417)	(235,348)	(666,883)	(600,453)	(746,247)	(300,673)	(331,763)
Other transactions	1	1	(16)	7	(14)	(108)	143	103	1
Death benefits	(8,126)	—	(126,682)	(154,676)	(106,295)	(176,632)	(318,070)	(82,876)	(181,695)
Net annuity transactions	(311)	—	9,714	(18,110)	(17,945)	(10,655)	(24,648)	(11,783)	49,765
Net increase (decrease) in net assets resulting from unit transactions	(63,447)	(730)	(819,835)	(533,501)	(1,308,645)	(1,105,333)	(1,366,798)	(200,488)	(609,165)
Net increase (decrease) in net assets	319,567	5,553	34,073	179,673	(5,330)	(375,784)	740,107	91,379	1,023,900

Net assets:
Beginning of period	811,834	10,902	5,077,332	4,811,914	7,808,640	7,663,349	7,325,381	4,530,825	5,917,925
End of period	$1,131,401	$16,455	$5,111,405	$4,991,587	$7,803,310	$7,287,565	$8,065,488	$4,622,204	$6,941,825

The accompanying notes are an integral part of these financial statements.

(1) Formerly American Funds Insurance Series® Global Bond Fund. Change effective May 1, 2020.
(2) Merged assets from Hartford High Yield HLS Fund. Change effective September 25, 2020.
(3) Merged assets from Hartford Value HLS Fund. Change effective September 18, 2020.
(4) Merged into Hartford Disciplined Equity HLS Fund. Change effective September 18, 2020.
(5) Merged assets from Hartford Growth Opportunities HLS Fund. Change effective September 18, 2020.
(6) Merged assets from Hartford Global Growth HLS Fund. Change effective September 18, 2020.
(7) Merged into Hartford Disciplined Equity HLS Fund. Change effective September 18, 2020.
(8) Merged into Hartford Total Return Bond HLS Fund. Change effective September 25, 2020.
(9) Merged into Hartford MidCap HLS Fund. Change effective September 18, 2020.
(10) Merged assets from Hartford MidCap Value HLS Fund. Change effective September 18, 2020.
(11) Merged assets from Hartford MidCap Growth HLS Fund. Change effective September 18, 2020.
(12) Merged into Hartford MidCap HLS Fund. Change effective September 18, 2020.
(13) Merged assets from Hartford U.S. Government Securities HLS Fund. Change effective September 25, 2020.
(14) Merged into Hartford Ultrashort Bond HLS Fund. Change effective September 25, 2020.
(15) Merged into Hartford Dividend and Growth HLS Fund. Change effective September 18, 2020.
(16) Formerly Lord Abbett Series Fund – Calibrated Dividend Growth Portfolio. Change effective April 1, 2020.
(17) Liquidated as of April 24, 2020.
(18) Funded as of April 30, 2020.
(19) Merged assets from Invesco V.I. Mid Cap Growth Fund. Change effective April 30, 2020.
(20) Merged into Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund. Change effective April 30, 2020.
(21) See Note 8 for additional information related to this Sub-Account.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2019

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$19,732	$(338)	$35,574	$(29,525)	$(15,935)	$(6,170)	$(205,186)	$(234,154)	$476,310
Net realized gain (loss) on security transactions	153,045	7,282	(43,760)	(7,885)	(13,069)	18,171	(611,353)	637,916	(668,266)
Net realized gain distributions	95,378	11,704	438,434	—	145,966	9,865	2,539,869	2,874,596	—
Change in unrealized appreciation (depreciation) during the period	102,375	7,868	138,989	571,213	111,523	66,735	1,324,863	2,748,361	3,239,289
Net increase (decrease) in net assets resulting from operations	370,530	26,516	569,237	533,803	228,485	88,601	3,048,193	6,026,719	3,047,333

Unit transactions:
Purchases	—	1,951	2,812	6,325	1,100	—	35,400	88,795	212,981
Net transfers	(181,637)	(14,648)	8,840	463,144	30,366	(28,635)	117,896	(483,777)	(120,901)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(285,435)	(27,854)	(618,095)	(491,875)	(287,927)	(28,159)	(1,396,253)	(3,065,561)	(9,794,638)
Other transactions	1	—	—	(709)	2	—	1,408	687	471
Death benefits	(38,406)	—	(3,252)	(163,275)	(5,963)	(2,781)	(303,039)	(492,744)	(2,312,468)
Net annuity transactions	—	—	—	(21,301)	—	(6,558)	(88,106)	(70,160)	(138,284)
Net increase (decrease) in net assets resulting from unit transactions	(505,477)	(40,551)	(609,695)	(207,691)	(262,422)	(66,133)	(1,632,694)	(4,022,760)	(12,152,839)
Net increase (decrease) in net assets	(134,947)	(14,035)	(40,458)	326,112	(33,937)	22,468	1,415,499	2,003,959	(9,105,506)

Net assets:
Beginning of period	1,590,679	91,098	3,636,382	3,552,361	1,306,557	389,859	11,258,230	23,750,133	76,929,665
End of period	$1,455,732	$77,063	$3,595,924	$3,878,473	$1,272,620	$412,327	$12,673,729	$25,754,092	$67,824,159

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Global Bond Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$11,935	$(47,673)	$(354,614)	$(319,259)	$(16,617)	$67	$77,037	$1,127	$(19)	$(54,799)
Net realized gain (loss) on security transactions	(729)	1,346,627	(184,759)	12,876	(38,006)	268	—	1,388	(655)	108,813
Net realized gain distributions	—	1,647,597	2,701,440	2,115,175	—	367	—	9,714	11,076	—
Change in unrealized appreciation (depreciation) during the period	19,132	3,377,732	3,046,527	2,033,354	197,469	631	—	8,772	(2,526)	1,161,012
Net increase (decrease) in net assets resulting from operations	30,338	6,324,283	5,208,594	3,842,146	142,846	1,333	77,037	21,001	7,876	1,215,026

Unit transactions:
Purchases	—	23,298	31,270	31,683	2,181	—	695,755	499	—	153,998
Net transfers	87,102	(1,273,801)	(237,057)	112,130	13,856	—	18,081,827	(33)	(18,520)	242,682
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	106,383	—
Surrenders for benefit payments and fees	(34,064)	(3,776,359)	(2,856,774)	(2,360,207)	(296,212)	(724)	(24,514,617)	(19,795)	(8,187)	(2,598,442)
Other transactions	—	(511)	1,688	(239)	—	—	733	—	1	108
Death benefits	(22,585)	(565,579)	(466,046)	(274,114)	(761)	—	(2,319,283)	—	(2,618)	(737,052)
Net annuity transactions	(398)	10,160	(49,629)	15,525	—	—	(20,832)	—	18,036	(7,425)
Net increase (decrease) in net assets resulting from unit transactions	30,055	(5,582,792)	(3,576,548)	(2,475,222)	(280,936)	(724)	(8,076,417)	(19,329)	95,095	(2,946,131)
Net increase (decrease) in net assets	60,393	741,491	1,632,046	1,366,924	(138,090)	609	(7,999,380)	1,672	102,971	(1,731,105)

Net assets:
Beginning of period	263,896	25,800,409	23,874,817	16,121,168	1,187,793	6,356	53,661,271	79,971	—	21,965,227
End of period	$324,289	$26,541,900	$25,506,863	$17,488,092	$1,049,703	$6,965	$45,661,891	$81,643	$102,971	$20,234,122

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	American Funds Insurance Series® Global Growth and Income Fund	American Funds Insurance Series® Asset Allocation Fund	American Funds Insurance Series® Blue Chip Income and Growth Fund	American Funds Insurance Series® Bond Fund	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® New World Fund	American Funds Insurance Series® Global Small Capitalization Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$30,013	$24,143	$86,939	$931,332	$(326,861)	$(4,282,506)	$(593,949)	$(312,086)	$(260,445)	$(534,567)
Net realized gain (loss) on security transactions	1,271,565	4,942,596	1,011,904	(7,258)	1,632,398	11,521,957	8,617,857	713,916	1,009,248	797,765
Net realized gain distributions	2,090,438	6,795,796	5,298,068	—	2,438,125	42,079,252	32,605,542	2,176,989	1,066,223	2,047,581
Change in unrealized appreciation (depreciation) during the period	6,976,406	11,343,735	5,213,671	7,305,776	8,866,363	49,745,231	27,970,895	13,626,183	4,698,183	5,854,252
Net increase (decrease) in net assets resulting from operations	10,368,422	23,106,270	11,610,582	8,229,850	12,610,025	99,063,934	68,600,345	16,205,002	6,513,209	8,165,031

Unit transactions:
Purchases	171,477	735,857	524,273	459,346	313,563	1,715,008	1,183,736	218,511	67,829	66,279
Net transfers	(1,390,445)	2,495,963	(760,410)	4,649,042	(2,871,809)	(8,927,346)	(2,826,201)	(2,038,602)	(1,431,859)	(614,789)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(4,672,818)	(15,052,062)	(7,359,317)	(14,193,518)	(4,922,684)	(44,135,349)	(34,625,270)	(10,355,427)	(2,904,838)	(3,447,854)
Other transactions	2,608	7,508	5,442	(15)	2,703	19,386	12,808	1,521	272	485
Death benefits	(918,137)	(3,990,892)	(1,650,312)	(3,885,277)	(1,107,824)	(9,983,261)	(8,833,515)	(1,648,718)	(480,445)	(586,269)
Net annuity transactions	(178,529)	(468,033)	(278,727)	102,871	(27,958)	(844,477)	(622,528)	(228,657)	(55,860)	(8,078)
Net increase (decrease) in net assets resulting from unit transactions	(6,985,844)	(16,271,659)	(9,519,051)	(12,867,551)	(8,614,009)	(62,156,039)	(45,710,970)	(14,051,372)	(4,804,901)	(4,590,226)
Net increase (decrease) in net assets	3,382,578	6,834,611	2,091,531	(4,637,701)	3,996,016	36,907,895	22,889,375	2,153,630	1,708,308	3,574,805

Net assets:
Beginning of period	38,499,132	128,179,835	64,983,677	116,160,829	42,017,302	373,187,840	$304,182,757	$83,257,211	$25,917,418	$29,761,969
End of period	$41,881,710	$135,014,446	$67,075,208	$111,523,128	$46,013,318	$410,095,735	$327,072,132	$85,410,841	$27,625,726	$33,336,774

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Columbia Variable Portfolio - Small Company Growth Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP ContrafundSM Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(100,877)	$(10,829)	$(25,911)	$(167,311)	$(89,225)	$(2,455)	$(3,343)	$778	$(688,395)	$9,617,572
Net realized gain (loss) on security transactions	165,319	26,504	138,127	420,490	67,424	5,973	338	150	5,140,887	1,935,428
Net realized gain distributions	930,341	76,228	120,015	1,495,764	1,136,956	52,713	37,870	324	21,146,383	4,332,978
Change in unrealized appreciation (depreciation) during the period	437,330	99,902	225,380	1,428,442	734,689	97,950	18,683	10,269	6,653,839	19,479,871
Net increase (decrease) in net assets resulting from operations	1,432,113	191,805	457,611	3,177,385	1,849,844	154,181	53,548	11,521	32,252,714	35,365,849

Unit transactions:
Purchases	19,372	15,600	—	13,743	6,936	650	—	—	399,243	700,002
Net transfers	(170,350)	(21,489)	(407,104)	(541,315)	281,666	(7,210)	(793)	2,741	(1,741,384)	(3,006,826)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(460,648)	(196,324)	(201,587)	(1,474,554)	(1,354,737)	(49,505)	(19,668)	(79,347)	(17,769,001)	(33,739,005)
Other transactions	377	2	(2)	(3)	(3)	(1)	—	—	13,136	5,886
Death benefits	(65,932)	—	(10,049)	(212,659)	(249,493)	—	—	(32,855)	(4,007,625)	(7,570,007)
Net annuity transactions	33,439	1,144	(22,511)	(24,061)	33,019	—	(1,405)	—	(651,128)	(738,329)
Net increase (decrease) in net assets resulting from unit transactions	(643,742)	(201,067)	(641,253)	(2,238,849)	(1,282,612)	(56,066)	(21,866)	(109,461)	(23,756,759)	(44,348,279)
Net increase (decrease) in net assets	788,371	(9,262)	(183,642)	938,536	567,232	98,115	31,682	(97,940)	8,495,955	(8,982,430)

Net assets:
Beginning of period	3,967,091	624,244	1,587,770	11,651,008	8,816,633	507,059	203,995	142,790	127,442,610	266,727,783
End of period	$4,755,462	$614,982	$1,404,128	$12,589,544	$9,383,865	$605,174	$235,677	$44,850	$135,938,565	$257,745,353

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(470,836)	$4,558	$(775,693)	$(68,427)	$2,850,653	$53,750	$(85,916)	$(36,477)	$773,416	$(123,625)
Net realized gain (loss) on security transactions	815,239	5,449	(1,047,987)	(442,269)	(1,322,340)	2,479,466	147,865	(573,212)	(1,063,384)	(314,702)
Net realized gain distributions	3,181,020	9,214	5,822,522	1,589,921	—	14,085,243	—	494,141	14,709,432	4,265,855
Change in unrealized appreciation (depreciation) during the period	3,283,917	66,686	6,432,026	907,327	3,511,877	10,863,208	2,788,909	5,093,805	(4,853,097)	4,852,012
Net increase (decrease) in net assets resulting from operations	6,809,340	85,907	10,430,868	1,986,552	5,040,190	27,481,667	2,850,858	4,978,257	9,566,367	8,679,540

Unit transactions:
Purchases	76,491	—	187,790	33,976	210,707	394,227	14,461	134,720	139,872	276,617
Net transfers	(8,155)	(660)	(1,108,276)	(210,105)	401,529	(1,533,647)	(360,004)	3,612,749	(429,253)	(1,381,840)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,015,928)	(17,125)	(5,226,420)	(1,189,860)	(10,111,901)	(18,096,008)	(1,476,408)	(6,510,186)	(9,418,014)	(5,181,900)
Other transactions	522	—	621	348	1,167	1,931	(58)	695	7,384	479
Death benefits	(464,463)	(63,502)	(965,568)	(147,166)	(2,186,927)	(3,431,125)	(177,095)	(957,908)	(1,695,802)	(1,046,172)
Net annuity transactions	(86,112)	(3,018)	(250,064)	7,042	(38,002)	(116,299)	4,114	(67,811)	(91,815)	(206,578)
Net increase (decrease) in net assets resulting from unit transactions	(3,497,645)	(84,305)	(7,361,917)	(1,505,765)	(11,723,427)	(22,780,921)	(1,994,990)	(3,787,741)	(11,487,628)	(7,539,394)
Net increase (decrease) in net assets	3,311,695	1,602	3,068,951	480,787	(6,683,237)	4,700,746	855,868	1,190,516	(1,921,261)	1,140,146

Net assets:
Beginning of period	21,764,487	446,824	37,729,713	8,848,698	82,090,246	143,040,128	12,628,901	48,366,811	78,065,371	42,430,560
End of period	$25,076,182	$448,426	$40,798,664	$9,329,485	$75,407,009	$147,740,874	$13,484,769	$49,557,327	$76,144,110	$43,570,706

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Franklin Flex Cap Growth VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(222,510)	$486,110	$(23,789)	$1,947,834	$(439,684)	$129,566	$(942)	$(16,992)	$(66,053)	$(318,123)
Net realized gain (loss) on security transactions	(289,973)	(105,603)	390,692	162,815	1,792,005	891,287	116	1,469	270,969	1,217,898
Net realized gain distributions	600,543	—	894,135	—	9,554,545	7,511,436	9,763	142,652	1,080,547	3,815,425
Change in unrealized appreciation (depreciation) during the period	2,863,924	(345,292)	705,081	5,209,815	11,798,795	6,632,309	9,789	151,387	1,382,206	549,099
Net increase (decrease) in net assets resulting from operations	2,951,984	35,215	1,966,119	7,320,464	22,705,661	15,164,598	18,726	278,516	2,667,669	5,264,299

Unit transactions:
Purchases	13,395	8,158	33,669	185,714	128,162	106,647	—	336	16,400	18,205
Net transfers	(198,636)	297,081	468,004	(1,648,341)	(907,601)	583,971	310	(145,484)	(180,890)	(326,051)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,471,736)	(1,549,803)	(1,430,280)	(12,298,933)	(12,060,535)	(9,277,025)	(909)	(65,012)	(1,565,316)	(2,781,071)
Other transactions	(2)	1	(7)	458	(1,266)	232	—	(1)	(2,120)	(1,262)
Death benefits	(411,022)	(206,358)	(230,916)	(2,394,887)	(1,946,269)	(1,403,365)	—	(13,695)	(146,796)	(424,830)
Net annuity transactions	7,691	565	(40,947)	11,917	10,893	(53,513)	—	(10,525)	(32,304)	(9,577)
Net increase (decrease) in net assets resulting from unit transactions	(2,060,310)	(1,450,356)	(1,200,477)	(16,144,072)	(14,776,616)	(10,043,053)	(599)	(234,381)	(1,911,026)	(3,524,586)
Net increase (decrease) in net assets	891,674	(1,415,141)	765,642	(8,823,608)	7,929,045	5,121,545	18,127	44,135	756,643	1,739,713

Net assets:
Beginning of period	10,704,620	9,893,086	10,103,472	90,020,683	82,396,865	61,000,685	59,211	1,037,044	8,834,421	18,432,290
End of period	$11,596,294	$8,477,945	$10,869,114	$81,197,075	$90,325,910	$66,122,230	$77,338	$1,081,179	$9,591,064	$20,172,003

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$236,356	$8,996	$(15,826)	$(9,415)	$(4,487)	$20,640	$(50,073)	$(22,543)	$(37,441)	$31,987
Net realized gain (loss) on security transactions	(78,541)	201,322	769	12,042	(2,285)	163,117	55,634	23,113	587,260	(12,465)
Net realized gain distributions	—	218,734	197,747	102,451	42,908	—	493,964	247,321	526,698	—
Change in unrealized appreciation (depreciation) during the period	472,538	829,239	164,670	67,047	42,298	232,863	236,784	139,402	470,191	91,433
Net increase (decrease) in net assets resulting from operations	630,353	1,258,291	347,360	172,125	78,434	416,620	736,309	387,293	1,546,708	110,955

Unit transactions:
Purchases	4,737	13,905	794	—	—	49,913	9,812	—	21,891	29,178
Net transfers	58,742	119,925	(2,157)	819	47,621	2,840,190	(50,953)	(23,217)	(52,627)	425,353
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(961,510)	(801,963)	(101,992)	(18,919)	(10,164)	(5,895,418)	(212,458)	(264,819)	(611,588)	(564,268)
Other transactions	(162)	527	—	—	(1)	(308)	497	—	(9)	1
Death benefits	(107,145)	(54,522)	(34,058)	(22,249)	(22)	(1,153,298)	(34,933)	—	(212,404)	(84,392)
Net annuity transactions	(3,362)	(29,180)	—	(4,898)	—	(198,976)	(3,318)	—	(13,400)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,008,700)	(751,308)	(137,413)	(45,247)	37,434	(4,357,897)	(291,353)	(288,036)	(868,137)	(194,128)
Net increase (decrease) in net assets	(378,347)	506,983	209,947	126,878	115,868	(3,941,277)	444,956	99,257	678,571	(83,173)

Net assets:
Beginning of period	5,101,395	5,387,498	987,112	579,538	268,489	44,150,314	2,223,242	1,249,301	5,735,937	3,146,534
End of period	$4,723,048	$5,894,481	$1,197,059	$706,416	$384,357	$40,209,037	$2,668,198	$1,348,558	$6,414,508	$3,063,361

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Hartford Value HLS Fund	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Global Equity Series	MFS® Investors Trust Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$3,799	$34,216	$(45,391)	$2,530	$(1,988)	$167,882	$(1,121)	$(478,383)	$(35,149)	$(473,306)
Net realized gain (loss) on security transactions	18,997	(28,447)	(68,367)	(40,843)	50,954	55,897	62,354	2,964,480	194,592	2,659,532
Net realized gain distributions	100,875	—	554,437	19,390	151,412	—	80,614	2,166,871	243,459	2,336,830
Change in unrealized appreciation (depreciation) during the period	106,224	144,873	111,763	221,355	451,943	624,691	91,747	3,445,320	616,838	6,041,977
Net increase (decrease) in net assets resulting from operations	229,895	150,642	552,442	202,432	652,321	848,470	233,594	8,098,288	1,019,740	10,565,033

Unit transactions:
Purchases	—	2,919	2,938	1,125	2,881	11,163	—	10,448	14,498	141,231
Net transfers	(36,239)	38,391	26,001	(135,414)	288,783	168,534	5,263	(3,270,564)	(91,356)	(1,442,505)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(87,773)	(301,747)	(272,219)	(430,856)	(827,992)	(899,159)	(204,223)	(3,354,175)	(500,488)	(4,663,249)
Other transactions	(1)	(36)	(32)	—	—	(199)	1	(12)	51	272
Death benefits	(19,098)	(20,949)	(29,223)	(17,984)	(2,377)	(258,153)	(1,966)	(592,880)	(62,827)	(1,021,462)
Net annuity transactions	(892)	(394)	(1,866)	—	—	(26,311)	—	(54,044)	(7,005)	(103,868)
Net increase (decrease) in net assets resulting from unit transactions	(144,003)	(281,816)	(274,401)	(583,129)	(538,705)	(1,004,125)	(200,925)	(7,261,227)	(647,127)	(7,089,581)
Net increase (decrease) in net assets	85,892	(131,174)	278,041	(380,697)	113,616	(155,655)	32,669	837,061	372,613	3,475,452

Net assets:
Beginning of period	944,573	2,605,286	2,541,085	1,163,402	2,725,654	7,658,781	1,223,586	25,065,303	3,884,571	38,137,214
End of period	$1,030,465	$2,474,112	$2,819,126	$782,705	$2,839,270	$7,503,126	$1,256,255	$25,902,364	$4,257,184	$41,612,666

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	MFS® Mid Cap Growth Series	MFS® New Discovery Series	MFS® Total Return Series	MFS® Value Series	MFS® Total Return Bond Series	MFS® Research Series	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(340,965)	$(522,102)	$629,929	$154,491	$1,088,114	$(39,448)	$939,585	$575,587	$(68)	$41,719
Net realized gain (loss) on security transactions	628,296	1,385,589	2,752,265	2,246,739	321,583	76,126	(317,471)	(116,406)	(10,290)	47,163
Net realized gain distributions	2,472,969	4,992,569	3,187,600	2,164,221	—	357,264	—	2,117	1,702	204,085
Change in unrealized appreciation (depreciation) during the period	2,288,597	3,617,051	13,726,155	7,389,327	3,573,921	538,948	2,298,321	(201,803)	27,238	719,511
Net increase (decrease) in net assets resulting from operations	5,048,897	9,473,107	20,295,949	11,954,778	4,983,618	932,890	2,920,435	259,495	18,582	1,012,478

Unit transactions:
Purchases	11,259	67,896	207,824	75,445	121,370	568	72,887	38,717	—	30,910
Net transfers	2,774,575	(947,289)	1,092,757	(2,828,936)	4,188,735	187,971	660,561	2,895,299	2,118	(290,512)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,391,086)	(3,441,992)	(14,353,161)	(6,131,452)	(9,571,120)	(330,370)	(2,980,174)	(5,517,479)	(190,854)	(787,541)
Other transactions	1,035	1,126	1,720	(1,877)	66	—	10,065	(20)	(1)	2
Death benefits	(280,246)	(475,171)	(3,306,634)	(935,941)	(2,270,108)	(4,246)	(612,547)	(297,225)	—	(3,349)
Net annuity transactions	83,734	(69,365)	(533,883)	11,859	163,217	—	(318,542)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	199,271	(4,864,795)	(16,891,377)	(9,810,902)	(7,367,840)	(146,077)	(3,167,750)	(2,880,708)	(188,737)	(1,050,490)
Net increase (decrease) in net assets	5,248,168	4,608,312	3,404,572	2,143,876	(2,384,222)	786,813	(247,315)	(2,621,213)	(170,155)	(38,012)

Net assets:
Beginning of period	14,042,057	25,121,157	118,370,706	46,149,247	62,099,288	3,137,820	24,065,291	26,709,637	213,803	3,780,185
End of period	$19,290,225	$29,729,469	$121,775,278	$48,293,123	$59,715,066	$3,924,633	$23,817,976	$24,088,424	$43,648	$3,742,173

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(7,206)	$6,668	$(179)	$(4,494)	$(25,827)	$(11,343)	$(3,217)	$540	$(134,048)	$150,622
Net realized gain (loss) on security transactions	5,836	28,147	3,850	9,982	99,289	(2,348)	(5,375)	3,206	537,905	(103,535)
Net realized gain distributions	36,331	34,211	—	11,283	220,430	78,190	61,946	84,616	—	—
Change in unrealized appreciation (depreciation) during the period	55,017	68,551	(1,467)	34,186	219,767	138,970	68,460	207,441	809,546	594,370
Net increase (decrease) in net assets resulting from operations	89,978	137,577	2,204	50,957	513,659	203,469	121,814	295,803	1,213,403	641,457

Unit transactions:
Purchases	—	240	—	—	1,485	596	—	—	32,486	27,176
Net transfers	—	(43,994)	30,173	42,315	(92,673)	148,642	(60,464)	75,636	64,316	114,626
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(42,054)	(190,945)	(70,456)	(63,086)	(304,173)	(90,359)	(172,419)	(52,763)	(689,774)	(344,167)
Other transactions	—	—	—	(1)	(1)	(1)	—	—	1	570
Death benefits	—	(10,391)	—	—	(16,090)	(6,086)	(9,524)	(39,921)	(138,387)	(43,692)
Net annuity transactions	—	—	—	—	—	—	—	(1,109)	71,734	(48,252)
Net increase (decrease) in net assets resulting from unit transactions	(42,054)	(245,090)	(40,283)	(20,772)	(411,452)	52,792	(242,407)	(18,157)	(659,624)	(293,739)
Net increase (decrease) in net assets	47,924	(107,513)	(38,079)	30,185	102,207	256,261	(120,593)	277,646	553,779	347,718

Net assets:
Beginning of period	321,178	608,215	43,069	169,019	1,368,170	851,161	473,661	1,566,412	5,878,021	4,653,102
End of period	$369,102	$500,702	$4,990	$199,204	$1,470,377	$1,107,422	$353,068	$1,844,058	$6,431,800	$5,000,820

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Main Street Fund®	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(140,584)	$(5,073)	$(40,536)	$(3,678)	$(53,847)	$165,616	$(1,784)	$(8,629)	$349	$(962)
Net realized gain (loss) on security transactions	721,905	877	171,163	17,331	73,199	(167,484)	553	166,986	580	6,353
Net realized gain distributions	—	29,849	578,749	86,425	317,029	—	16,570	239,437	1,560	487
Change in unrealized appreciation (depreciation) during the period	1,211,128	69,427	325,557	52,981	393,071	879,198	57,631	119,729	1,204	46,101
Net increase (decrease) in net assets resulting from operations	1,792,449	95,080	1,034,933	153,059	729,452	877,330	72,970	517,523	3,693	51,979

Unit transactions:
Purchases	41,203	325	2,145	262	4,974	16,591	—	—	—	—
Net transfers	(178,597)	(3,552)	8,531	(28,582)	271,076	43,920	519	(306,800)	661	17,341
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(601,956)	(71,649)	(493,684)	(256,701)	(481,192)	(1,161,526)	(79,439)	(394,024)	(8,546)	(48,622)
Other transactions	1,173	(53)	—	(4)	(962)	(377)	—	1	—	—
Death benefits	(220,488)	(6,080)	(63,223)	(4,700)	(128,186)	(402,603)	—	(37,358)	(6,397)	(4,407)
Net annuity transactions	(17,562)	(34,916)	(26,162)	(7,429)	111	(4,560)	—	—	(1,563)	—
Net increase (decrease) in net assets resulting from unit transactions	(976,227)	(115,925)	(572,393)	(297,154)	(334,179)	(1,508,555)	(78,920)	(738,181)	(15,845)	(35,688)
Net increase (decrease) in net assets	816,222	(20,845)	462,540	(144,095)	395,273	(631,225)	(5,950)	(220,658)	(12,152)	16,291

Net assets:
Beginning of period	5,835,021	344,548	3,710,054	621,775	3,020,033	9,883,469	522,048	1,684,721	27,231	244,772
End of period	$6,651,243	$323,703	$4,172,594	$477,680	$3,415,306	$9,252,244	$516,098	$1,464,063	$15,079	$261,063

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO VIT All Asset Portfolio	PIMCO StocksPLUS® Global Portfolio	Prudential Series Jennison 20/20 Focus Portfolio	Prudential Series Jennison Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,959)	$261,379	$(29,185)	$(470)	$1,408	$863	$2,704	$(248)	$(3,040)
Net realized gain (loss) on security transactions	(22,892)	(3,646)	231,406	(4,082)	22,100	(3,750)	(21,856)	16,309	20,611
Net realized gain distributions	21,835	—	283,292	193,334	8,022	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	39,550	1,417,768	567,314	448,017	(9,888)	10,903	99,869	(12,729)	25,743
Net increase (decrease) in net assets resulting from operations	36,534	1,675,501	1,052,827	636,799	21,642	8,016	80,717	3,332	43,314

Unit transactions:
Purchases	325	26,804	2,540	8,926	—	—	—	—	—
Net transfers	(27,389)	(820,988)	34,283	28,485	(39,020)	88	(36,623)	(15,107)	(1,079)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(10,448)	(3,205,120)	(411,561)	(231,988)	(55,411)	(124,017)	(65,950)	(10,713)	(3,183)
Other transactions	—	466	7	—	—	1	—	(5)	2
Death benefits	(6,762)	(990,803)	(81,210)	(30,617)	—	(59)	(8,424)	—	(6,047)
Net annuity transactions	—	(85,400)	(8,135)	(582)	—	—	—	—	(8,540)
Net increase (decrease) in net assets resulting from unit transactions	(44,274)	(5,075,041)	(464,076)	(225,776)	(94,431)	(123,987)	(110,997)	(25,825)	(18,847)
Net increase (decrease) in net assets	(7,740)	(3,399,540)	588,751	411,023	(72,789)	(115,971)	(30,280)	(22,493)	24,467

Net assets:
Beginning of period	180,596	27,935,309	3,601,813	2,570,558	132,671	128,624	343,496	28,898	147,309
End of period	$172,856	$24,535,769	$4,190,564	$2,981,581	$59,882	$12,653	$313,216	$6,405	$171,776

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(280)	$(134)	$48	$1,307	$2,585	$485	$(935)	$(327,405)	$(45,820)	$(191)
Net realized gain (loss) on security transactions	198	173	168	(566)	1,422	1,866	372	826,908	8,312	613
Net realized gain distributions	—	—	2,106	—	43,794	115,394	25,657	2,511,783	370,440	1,685
Change in unrealized appreciation (depreciation) during the period	3,699	2,436	4,227	3,399	110,732	102,102	14,549	1,943,450	318,930	2,275
Net increase (decrease) in net assets resulting from operations	3,617	2,475	6,549	4,140	158,533	219,847	39,643	4,954,736	651,862	4,382

Unit transactions:
Purchases	—	—	—	—	3,026	—	—	23,209	830	—
Net transfers	—	—	2,532	(955)	5,192	48,052	557	1,723,124	667	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(186)	(405)	(479)	(2,075)	(7,820)	(117,565)	(17,510)	(2,126,932)	(469,791)	(1,894)
Other transactions	—	—	—	—	1	1	—	2,772	6	—
Death benefits	—	—	—	—	(10,725)	(695)	—	(283,418)	(18,915)	—
Net annuity transactions	—	—	—	—	(4,730)	—	—	(60,459)	(2,186)	—
Net increase (decrease) in net assets resulting from unit transactions	(186)	(405)	2,053	(3,030)	(15,056)	(70,207)	(16,953)	(721,704)	(489,389)	(1,894)
Net increase (decrease) in net assets	3,431	2,070	8,602	1,110	143,477	149,640	22,690	4,233,032	162,473	2,488

Net assets:
Beginning of period	15,378	8,388	21,377	33,375	593,321	953,026	185,014	14,258,934	2,179,825	25,491
End of period	$18,809	$10,458	$29,979	$34,485	$736,798	$1,102,666	$207,704	$18,491,966	$2,342,298	$27,979

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2019

	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® – Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$17,602	$(15,596)	$(140)	$(54,488)	$(49,937)	$(89,448)	$(25,290)	$(145,989)	$(16,254)	$(119,015)
Net realized gain (loss) on security transactions	(102,141)	32,920	190	265,186	35,138	208,308	50,905	504,396	7,865	312,655
Net realized gain distributions	293,504	144,423	1,089	562,438	597,494	562,118	305,809	—	628,061	—
Change in unrealized appreciation (depreciation) during the period	(118,451)	26,675	1,945	566,701	652,441	1,511,188	1,377,729	1,599,314	270,838	1,210,021
Net increase (decrease) in net assets resulting from operations	90,514	188,422	3,084	1,339,837	1,235,136	2,192,166	1,709,153	1,957,721	890,510	1,403,661

Unit transactions:
Purchases	—	150	—	3,380	375	16,184	5,371	39,126	16,946	49,173
Net transfers	1,347	(9,446)	—	(213,477)	(73,863)	557,168	(27,622)	(58,717)	27,647	(75,031)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(78,753)	(196,027)	(592)	(551,561)	(652,226)	(710,003)	(863,807)	(828,595)	(470,854)	(403,342)
Other transactions	—	(11)	1	15	2	(25)	(35)	1,982	36	2,122
Death benefits	(9,627)	(14,770)	—	(289,492)	(79,275)	(144,034)	(161,106)	(141,703)	(79,060)	(55,201)
Net annuity transactions	(831)	650	—	7,974	(35,035)	(15,337)	12,788	84,842	28,914	(23,135)
Net increase (decrease) in net assets resulting from unit transactions	(87,864)	(219,454)	(591)	(1,043,161)	(840,022)	(296,047)	(1,034,411)	(903,065)	(476,371)	(505,414)
Net increase (decrease) in net assets	2,650	(31,032)	2,493	296,676	395,114	1,896,119	674,742	1,054,656	414,139	898,247

Net assets:
Beginning of period	696,265	842,866	8,409	4,780,656	4,416,800	5,912,521	6,988,607	6,270,725	4,116,686	5,019,678
End of period	$698,915	$811,834	$10,902	$5,077,332	$4,811,914	$7,808,640	$7,663,349	$7,325,381	$4,530,825	$5,917,925

The accompanying notes are an integral part of these financial statements.

(1) See Note 8 for additional information related to this Sub-Account.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Notes to Financial Statements
December 31, 2020

1. Organization:

Separate Account Seven (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.
The Sponsor Company is owned by Talcott Resolution Life, Inc., wholly owned by Hopmeadow Acquisition, Inc., owned by Hopmeadow Holdings, LP, ultimately owned by Hopmeadow Holdings GP LLC. Hopmeadow Holdings GP LLC is funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook, J. Safra Group and Hartford Holdings, Inc.

The Account is comprised of the following Sub-Accounts:
American Century VP Value Fund, American Century VP Growth Fund, AB VPS Balanced Wealth Strategy Portfolio, AB VPS International Value Portfolio, AB VPS Small/Mid Cap Value Portfolio, AB VPS International Growth Portfolio, Invesco V.I. Value Opportunities Fund, Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Mid Cap Core Equity Fund, Invesco V.I. Small Cap Equity Fund, Invesco V.I. Balanced-Risk Allocation Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Government Money Market Fund, American Century VP Mid Cap Value Fund, AB VPS Growth and Income Portfolio, American Funds Insurance Series® Capital World Bond Fund (Formerly American Funds Insurance Series® Global Bond Fund), American Funds Insurance Series® Global Growth and Income Fund, American Funds Insurance Series® Asset Allocation Fund, American Funds Insurance Series® Blue Chip Income and Growth Fund, American Funds Insurance Series® Bond Fund, American Funds Insurance Series® Global Growth Fund, American Funds Insurance Series® Growth Fund, American Funds Insurance Series® Growth-Income Fund, American Funds Insurance Series® International Fund, American Funds Insurance Series® New World Fund, American Funds Insurance Series® Global Small Capitalization Fund, Columbia Variable Portfolio - Small Company Growth Fund, Wells Fargo VT Omega Growth Fund, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Fidelity® VIP Strategic Income Portfolio, Franklin Rising Dividends VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Global Real Estate VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Flex Cap Growth VIP Fund, Templeton Global Bond VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund (Merged assets from Hartford High Yield HLS Fund), Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund (Merged assets from Hartford Value HLS Fund), Hartford Healthcare HLS Fund, Hartford Global Growth HLS Fund (Merged into Hartford Disciplined Equity HLS Fund), Hartford Disciplined Equity HLS Fund (Merged assets from Hartford Growth Opportunities HLS Fund) (Merged assets from Hartford Global Growth HLS Fund), Hartford Growth Opportunities HLS Fund (Merged into Hartford Disciplined Equity HLS Fund), Hartford High Yield HLS Fund (Merged into Hartford Total Return Bond HLS Fund), Hartford International Opportunities HLS Fund, Hartford MidCap Growth HLS Fund (Merged into Hartford MidCap HLS Fund), Hartford MidCap HLS Fund (Merged assets from Hartford MidCap Value HLS Fund) (Merged assets from Hartford MidCap Growth HLS Fund), Hartford MidCap Value HLS Fund (Merged into Hartford MidCap HLS Fund), Hartford Ultrashort Bond HLS Fund (Merged assets from Hartford U.S. Government Securities HLS Fund), Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund (Merged into Hartford Ultrashort Bond HLS Fund), Hartford Value HLS Fund (Merged into Hartford Dividend and Growth HLS Fund), Rational Trend Aggregation VA Fund, Rational Insider Buying VA Fund, Lord Abbett Series Fund - Fundamental Equity Portfolio, Lord Abbett Series Fund - Dividend Growth Portfolio (Formerly Lord Abbett Series Fund – Calibrated Dividend Growth Portfolio), Lord Abbett Series Fund - Bond Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, MFS® Growth Series, MFS® Global Equity Series, MFS® Investors Trust Series, MFS® Mid Cap Growth Series, MFS® New Discovery Series, MFS® Total Return Series, MFS® Value Series, MFS® Total Return Bond Series, MFS® Research Series, MFS® High Yield Portfolio,
BlackRock Managed Volatility V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, BlackRock Equity Dividend V.I. Fund, Morgan Stanley VIF Core Plus Fixed Income Portfolio, Morgan Stanley VIF Growth Portfolio , Morgan Stanley VIF Discovery Portfolio, Invesco V.I. American Value Fund, BlackRock Capital Appreciation V.I. Fund, Columbia Variable Portfolio - Asset Allocation Fund*, Columbia Variable Portfolio - Dividend Opportunity Fund, Columbia Variable Portfolio - Income Opportunities Fund, Columbia Variable Portfolio - Mid Cap Growth Fund, Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Merged assets from Invesco V.I. Mid Cap Growth Fund), Invesco Oppenheimer V.I. Capital Appreciation Fund, Invesco Oppenheimer V.I. Global Fund, Invesco Oppenheimer V.I. Main Street Fund®++, Invesco Oppenheimer V.I. Main Street Small Cap Fund®++, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth Opportunities Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Small Cap Value Fund, JPMorgan Insurance Trust Core Bond Portfolio, JPMorgan Insurance Trust U.S. Equity Portfolio, JPMorgan Insurance Trust Mid Cap Value Portfolio, Putnam VT Equity Income Fund, PIMCO VIT All Asset Portfolio, PIMCO StocksPLUS® Global Portfolio, Prudential Series Jennison 20/20 Focus Portfolio, Prudential Series Jennison Portfolio, Prudential Series Value Portfolio, Prudential Series SP International Growth Portfolio, ClearBridge Variable Dividend Strategy Portfolio, Western Asset Variable Global High Yield Bond Portfolio, Clearbridge Variable Large Cap Value Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Mid Cap Growth Fund (Merged into Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund), Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT International Equity Fund, Wells Fargo VT Small Cap Growth Fund, Wells Fargo VT Discovery Fund, Wells Fargo VT Opportunity Fund, MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio, MFS® Research International Portfolio, Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Overseas Core Fund, CTIVP® - Loomis Sayles Growth Fund.
* During 2020, this Sub-Account was Liquidated.
++ See Note 8 for additional information related to this Sub-Account.
The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2020 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2020, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2020 and 2019.

g) Accounting for Uncertain Tax Positions - The federal audits have been completed through 2013, the statute of limitations is closed through the 2016 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2020.
h) Novel Coronavirus - The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries. Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown. The duration and impact of the COVID-19 public health crises on the financial markets and overall economy are uncertain, as is the efficacy of government and central bank interventions. Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID 19 public health crises and its impact on financial markets. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.55% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $50 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges -

The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV 70 Death Benefit Charge maximum of 0.20%
MAV Plus Charge maximum of 0.30%
Maximum Anniversary Value III Charge maximum of 1.50%
Liquidity Feature Charge maximum of 0.50%
MAV V Charge maximum of 1.50%
MAV IV Charge maximum of 1.50%
Legacy Lock Charge maximum of 1.50%
Daily Lock Charge maximum of 2.50%
Safety Plus Charge maximum of 2.50%
Future 5 Charge maximum of 2.50%
Future 6 Charge maximum of 2.50%
Maximum Daily Value Charge maximum of 1.50%
Return of Premium IV Charge maximum of 0.75%
Return of Premium V Charge maximum of 0.75%
Return of Premium III Charge maximum of 0.75%
Return of Premium Death Benefit Charge maximum of 0.75%
Lifetime Income Builder Charge maximum of 0.75%
Lifetime Income Builder II Charge maximum of 0.75%
Lifetime Income Foundation Charge maximum of 0.30%
Lifetime Income Builder Selects Charge maximum of 1.50%
Lifetime Income Builder Portfolios Charge maximum of 1.50%
Income Foundation Builder maximum of 2.50%
Premium Based Charges maximum of .71%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Distribution Charge - A Distribution Charge of 0.85% may be charged, by the Sponsor Company, to the contract’s value each year at the contract anniversary date. This charge is based on a percentage of remaining gross premiums with each premium payment having its own Distribution Charge schedule. The Distribution Charge is reduced to zero after the completion of seven or eight years (based upon contract terms) after each respective premium payment. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2020 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Value Fund	$340,586	$460,939
American Century VP Growth Fund	$11,317	$25,913
AB VPS Balanced Wealth Strategy Portfolio	$304,301	$1,367,658
AB VPS International Value Portfolio	$619,700	$761,576
AB VPS Small/Mid Cap Value Portfolio	$206,235	$236,641
AB VPS International Growth Portfolio	$37,624	$77,947
Invesco V.I. Value Opportunities Fund	$1,234,945	$2,296,684
Invesco V.I. Core Equity Fund	$7,060,826	$5,440,865
Invesco V.I. Government Securities Fund	$16,704,014	$20,281,052
Invesco V.I. High Yield Fund	$56,827	$40,204
Invesco V.I. International Growth Fund	$2,481,101	$4,978,660
Invesco V.I. Mid Cap Core Equity Fund	$5,805,987	$4,474,501
Invesco V.I. Small Cap Equity Fund	$3,970,216	$4,854,474
Invesco V.I. Balanced-Risk Allocation Fund	$180,982	$263,137
Invesco V.I. Diversified Dividend Fund	$317	$649
Invesco V.I. Government Money Market Fund	$44,658,289	$37,500,636
American Century VP Mid Cap Value Fund	$7,692	$3,636
AB VPS Growth and Income Portfolio	$12,420	$13,595
American Funds Insurance Series® Capital World Bond Fund+	$2,679,360	$4,186,854
American Funds Insurance Series® Global Growth and Income Fund	$2,877,446	$7,136,788
American Funds Insurance Series® Asset Allocation Fund	$8,715,882	$21,632,881
American Funds Insurance Series® Blue Chip Income and Growth Fund	$4,378,561	$10,076,289
American Funds Insurance Series® Bond Fund	$23,683,381	$23,880,496
American Funds Insurance Series® Global Growth Fund	$4,434,467	$8,853,533
American Funds Insurance Series® Growth Fund	$20,897,744	$90,307,194
American Funds Insurance Series® Growth-Income Fund	$21,146,694	$52,399,665
American Funds Insurance Series® International Fund	$6,596,508	$14,497,568
American Funds Insurance Series® New World Fund	$1,560,941	$5,041,666
American Funds Insurance Series® Global Small Capitalization Fund	$4,032,525	$6,848,939
Columbia Variable Portfolio - Small Company Growth Fund	$314,159	$1,426,061
Wells Fargo VT Omega Growth Fund	$57,851	$71,164
Fidelity® VIP Growth Portfolio	$633,949	$737,208
Fidelity® VIP Contrafund® Portfolio	$653,569	$3,208,826
Fidelity® VIP Mid Cap Portfolio	$1,062,540	$2,171,845
Fidelity® VIP Value Strategies Portfolio	$52,091	$68,398
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$31,184	$45,721
Fidelity® VIP Strategic Income Portfolio	$2,318	$2,999
Franklin Rising Dividends VIP Fund	$11,158,854	$21,659,840
Franklin Income VIP Fund	$17,922,294	$37,662,443
Franklin Large Cap Growth VIP Fund	$5,095,719	$9,044,039
Franklin Global Real Estate VIP Fund	$75,256	$45,138
Franklin Small-Mid Cap Growth VIP Fund	$9,951,349	$11,311,642
Franklin Small Cap Value VIP Fund	$2,014,677	$2,092,845
Franklin Strategic Income VIP Fund	$8,162,796	$12,429,523
Franklin Mutual Shares VIP Fund	$13,961,586	$20,892,600
Templeton Developing Markets VIP Fund	$1,748,386	$2,566,144
Templeton Foreign VIP Fund	$8,263,046	$8,285,100
Templeton Growth VIP Fund	$3,088,037	$12,798,007
Franklin Mutual Global Discovery VIP Fund	$3,619,088	$7,231,335
Franklin Flex Cap Growth VIP Fund	$3,951,162	$4,664,242
Templeton Global Bond VIP Fund	$2,245,916	$1,713,953
Hartford Balanced HLS Fund	$1,559,537	$2,002,364
Hartford Total Return Bond HLS Fund+	$20,025,315	$20,611,966
Hartford Capital Appreciation HLS Fund	$10,136,529	$21,088,276
Hartford Dividend and Growth HLS Fund+	$9,248,910	$12,918,750
Hartford Healthcare HLS Fund	$16,524	$2,308
Hartford Global Growth HLS Fund+	$428,320	$1,277,770
Hartford Disciplined Equity HLS Fund+	$23,291,319	$4,176,225
Hartford Growth Opportunities HLS Fund+	$8,681,320	$27,235,780
Hartford High Yield HLS Fund+	$976,243	$5,323,281
Hartford International Opportunities HLS Fund	$641,990	$1,331,031
Hartford MidCap Growth HLS Fund+	$346,550	$1,323,725
Hartford MidCap HLS Fund+	$1,481,245	$81,225
Hartford MidCap Value HLS Fund+	$76,165	$361,976
Hartford Ultrashort Bond HLS Fund+	$13,021,299	$11,802,848
Hartford Small Company HLS Fund	$561,391	$556,384
Hartford SmallCap Growth HLS Fund	$334,524	$342,879
Hartford Stock HLS Fund	$604,306	$976,155
Hartford U.S. Government Securities HLS Fund+	$916,996	$4,046,898
Hartford Value HLS Fund+	$173,807	$946,053
Rational Trend Aggregation VA Fund	$174,408	$342,928
Rational Insider Buying VA Fund	$282,164	$422,379
Lord Abbett Series Fund - Fundamental Equity Portfolio	$128,859	$304,344
Lord Abbett Series Fund - Dividend Growth Portfolio+	$253,710	$888,401
Lord Abbett Series Fund - Bond Debenture Portfolio	$1,172,045	$1,344,697
Lord Abbett Series Fund - Growth and Income Portfolio	$103,346	$157,731
MFS® Growth Series	$4,135,670	$8,402,301
MFS® Global Equity Series	$806,417	$1,048,849
MFS® Investors Trust Series	$3,251,850	$7,550,548
MFS® Mid Cap Growth Series	$2,670,678	$5,409,897
MFS® New Discovery Series	$4,740,925	$9,028,874
MFS® Total Return Series	$8,990,876	$19,135,401
MFS® Value Series	$6,767,275	$7,831,249
MFS® Total Return Bond Series	$12,555,858	$15,760,587
MFS® Research Series	$819,143	$1,206,989
MFS® High Yield Portfolio	$2,779,420	$4,896,422
BlackRock Managed Volatility V.I. Fund	$4,296,738	$6,069,345
BlackRock Global Allocation V.I. Fund	$3,861	$1,383
BlackRock S&P 500 Index V.I. Fund	$624,291	$1,192,015
BlackRock Large Cap Focus Growth V.I. Fund	$28,547	$8,866
BlackRock Equity Dividend V.I. Fund	$86,874	$86,085
Morgan Stanley VIF Core Plus Fixed Income Portfolio	$172	$477
Morgan Stanley VIF Growth Portfolio	$41,681	$72,559
Morgan Stanley VIF Discovery Portfolio	$281,394	$921,761
Invesco V.I. American Value Fund	$300,590	$197,961
BlackRock Capital Appreciation V.I. Fund	$49,698	$130,207
Columbia Variable Portfolio - Asset Allocation Fund+	$744,584	$1,976,941
Columbia Variable Portfolio - Dividend Opportunity Fund	$414,145	$661,557
Columbia Variable Portfolio - Income Opportunities Fund	$536,362	$710,670
Columbia Variable Portfolio - Mid Cap Growth Fund	$280,442	$1,260,124
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund+	$2,462,373	$371,543
Invesco Oppenheimer V.I. Capital Appreciation Fund	$55,028	$104,780
Invesco Oppenheimer V.I. Global Fund	$201,991	$882,643
Invesco Oppenheimer V.I. Main Street Fund®++	$49,290	$126,718
Invesco Oppenheimer V.I. Main Street Small Cap Fund®++	$465,565	$1,046,091
Putnam VT Diversified Income Fund	$1,821,683	$1,613,161
Putnam VT Global Asset Allocation Fund	$19,787	$85,017
Putnam VT Growth Opportunities Fund	$179,658	$710,900
Putnam VT International Value Fund	$998	$3,377
Putnam VT International Equity Fund	$11,656	$19,743
Putnam VT Small Cap Value Fund	$7,779	$27,568
JPMorgan Insurance Trust Core Bond Portfolio	$3,162,036	$5,811,703
JPMorgan Insurance Trust U.S. Equity Portfolio	$630,405	$1,229,691
JPMorgan Insurance Trust Mid Cap Value Portfolio	$577,064	$566,329
Putnam VT Equity Income Fund	$4,662	$30,978
PIMCO VIT All Asset Portfolio	$586	$166
PIMCO StocksPLUS® Global Portfolio	$77,189	$80,856
Prudential Series Jennison 20/20 Focus Portfolio	$—	$126
Prudential Series Jennison Portfolio	$144,849	$15,642
Prudential Series Value Portfolio	$2	$495
Prudential Series SP International Growth Portfolio	$—	$652
ClearBridge Variable Dividend Strategy Portfolio	$789	$3,017
Western Asset Variable Global High Yield Bond Portfolio	$1,668	$2,610
Clearbridge Variable Large Cap Value Portfolio	$82,962	$64,682
Invesco V.I. Growth and Income Fund	$154,169	$150,492
Invesco V.I. Comstock Fund	$10,266	$28,764
Invesco V.I. American Franchise Fund	$3,708,416	$5,630,848
Invesco V.I. Mid Cap Growth Fund+	$824,248	$2,470,534
Wells Fargo VT Index Asset Allocation Fund	$2,470	$1,850
Wells Fargo VT International Equity Fund	$62,530	$80,760
Wells Fargo VT Small Cap Growth Fund	$203,534	$235,611
Wells Fargo VT Discovery Fund	$1,055	$894
Wells Fargo VT Opportunity Fund	$645,467	$1,162,420
MFS® Core Equity Portfolio	$700,506	$1,059,282
MFS® Massachusetts Investors Growth Stock Portfolio	$1,190,762	$1,931,054
MFS® Research International Portfolio	$947,139	$1,796,606
Columbia Variable Portfolio - Large Cap Growth Fund	$451,388	$1,974,072
Columbia Variable Portfolio - Overseas Core Fund	$453,427	$633,390
CTIVP® - Loomis Sayles Growth Fund	$256,119	$996,500
+ See Note 1 for additional information related to this Sub-Account.

++ See Note 8 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	15,013	22,000	(6,987)
American Century VP Growth Fund	210	864	(654)
AB VPS Balanced Wealth Strategy Portfolio	11,501	69,014	(57,513)
AB VPS International Value Portfolio	101,834	110,596	(8,762)
AB VPS Small/Mid Cap Value Portfolio	8,939	10,698	(1,759)
AB VPS International Growth Portfolio	—	6,529	(6,529)
Invesco V.I. Value Opportunities Fund	530,291	1,298,630	(768,339)
Invesco V.I. Core Equity Fund	89,428	255,672	(166,244)
Invesco V.I. Government Securities Fund	11,235,723	13,975,691	(2,739,968)
Invesco V.I. High Yield Fund	2,681	17,236	(14,555)
Invesco V.I. International Growth Fund	407,057	1,234,372	(827,315)
Invesco V.I. Mid Cap Core Equity Fund	474,259	1,537,876	(1,063,617)
Invesco V.I. Small Cap Equity Fund	121,063	189,355	(68,292)
Invesco V.I. Balanced-Risk Allocation Fund	4,416	17,488	(13,072)
Invesco V.I. Diversified Dividend Fund	—	26	(26)
Invesco V.I. Government Money Market Fund	4,890,633	4,023,621	867,012
American Century VP Mid Cap Value Fund	349	144	205
AB VPS Growth and Income Portfolio	705	1,230	(525)
American Funds Insurance Series® Capital World Bond Fund+	189,965	322,548	(132,583)
American Funds Insurance Series® Global Growth and Income Fund	102,069	405,240	(303,171)
American Funds Insurance Series® Asset Allocation Fund	302,049	840,326	(538,277)
American Funds Insurance Series® Blue Chip Income and Growth Fund	1,192,872	4,061,973	(2,869,101)
American Funds Insurance Series® Bond Fund	1,412,413	1,501,203	(88,790)
American Funds Insurance Series® Global Growth Fund	108,920	277,321	(168,401)
American Funds Insurance Series® Growth Fund	356,476	2,828,610	(2,472,134)
American Funds Insurance Series® Growth-Income Fund	431,236	1,776,828	(1,345,592)
American Funds Insurance Series® International Fund	519,828	889,637	(369,809)
American Funds Insurance Series® New World Fund	60,604	186,305	(125,701)
American Funds Insurance Series® Global Small Capitalization Fund	106,740	286,519	(179,779)
Columbia Variable Portfolio - Small Company Growth Fund	36,130	249,457	(213,327)
Wells Fargo VT Omega Growth Fund	680	14,112	(13,432)
Fidelity® VIP Growth Portfolio	19,681	21,090	(1,409)
Fidelity® VIP Contrafund® Portfolio	24,211	112,236	(88,025)
Fidelity® VIP Mid Cap Portfolio	65,981	108,844	(42,863)
Fidelity® VIP Value Strategies Portfolio	1,032	3,157	(2,125)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	1,450	2,137	(687)
Fidelity® VIP Strategic Income Portfolio	33	164	(131)
Franklin Rising Dividends VIP Fund	119,502	616,734	(497,232)
Franklin Income VIP Fund	300,678	1,650,689	(1,350,011)
Franklin Large Cap Growth VIP Fund	92,459	303,875	(211,416)
Franklin Global Real Estate VIP Fund	1,058	1,738	(680)
Franklin Small-Mid Cap Growth VIP Fund	156,148	403,589	(247,441)
Franklin Small Cap Value VIP Fund	92,830	116,504	(23,674)
Franklin Strategic Income VIP Fund	277,622	613,639	(336,017)
Franklin Mutual Shares VIP Fund	387,041	945,510	(558,469)
Templeton Developing Markets VIP Fund	48,129	117,515	(69,386)
Templeton Foreign VIP Fund	654,406	646,830	7,576
Templeton Growth VIP Fund	82,689	755,035	(672,346)
Franklin Mutual Global Discovery VIP Fund	110,346	269,933	(159,587)
Franklin Flex Cap Growth VIP Fund	108,123	156,551	(48,428)
Templeton Global Bond VIP Fund	130,338	127,151	3,187
Hartford Balanced HLS Fund	236,961	438,009	(201,048)
Hartford Total Return Bond HLS Fund+	1,905,545	2,501,419	(595,874)
Hartford Capital Appreciation HLS Fund	275,918	1,476,019	(1,200,101)
Hartford Dividend and Growth HLS Fund+	409,418	948,781	(539,363)
Hartford Healthcare HLS Fund	41	153	(112)
Hartford Global Growth HLS Fund+	1,112	140,910	(139,798)
Hartford Disciplined Equity HLS Fund+	1,030,212	149,745	880,467
Hartford Growth Opportunities HLS Fund+	19,939	790,834	(770,895)
Hartford High Yield HLS Fund+	31,581	297,876	(266,295)
Hartford International Opportunities HLS Fund	66,725	157,575	(90,850)
Hartford MidCap Growth HLS Fund+	1,876	48,138	(46,262)
Hartford MidCap HLS Fund+	146,066	6,400	139,666
Hartford MidCap Value HLS Fund+	2,733	29,743	(27,010)
Hartford Ultrashort Bond HLS Fund+	8,147,729	10,114,863	(1,967,134)
Hartford Small Company HLS Fund	18,887	74,428	(55,541)
Hartford SmallCap Growth HLS Fund	9,630	10,393	(763)
Hartford Stock HLS Fund	48,149	277,054	(228,905)
Hartford U.S. Government Securities HLS Fund+	76,970	489,859	(412,889)
Hartford Value HLS Fund+	2,498	87,764	(85,266)
Rational Trend Aggregation VA Fund	27,706	69,255	(41,549)
Rational Insider Buying VA Fund	25,638	107,459	(81,821)
Lord Abbett Series Fund - Fundamental Equity Portfolio	5,870	13,714	(7,844)
Lord Abbett Series Fund - Dividend Growth Portfolio+	8,333	36,707	(28,374)
Lord Abbett Series Fund - Bond Debenture Portfolio	51,827	71,755	(19,928)
Lord Abbett Series Fund - Growth and Income Portfolio	5,374	8,914	(3,540)
MFS® Growth Series	105,091	297,591	(192,500)
MFS® Global Equity Series	21,748	38,154	(16,406)
MFS® Investors Trust Series	99,227	307,948	(208,721)
MFS® Mid Cap Growth Series	85,073	332,421	(247,348)
MFS® New Discovery Series	70,373	237,715	(167,342)
MFS® Total Return Series	181,072	791,972	(610,900)
MFS® Value Series	172,025	262,304	(90,279)
MFS® Total Return Bond Series	711,929	1,008,347	(296,418)
MFS® Research Series	22,873	40,007	(17,134)
MFS® High Yield Portfolio	137,486	382,041	(244,555)
BlackRock Managed Volatility V.I. Fund	347,390	589,383	(241,993)
BlackRock Global Allocation V.I. Fund	27	72	(45)
BlackRock S&P 500 Index V.I. Fund	34,274	102,390	(68,116)
BlackRock Large Cap Focus Growth V.I. Fund	—	—	—
BlackRock Equity Dividend V.I. Fund	3,106	3,838	(732)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	—	33	(33)
Morgan Stanley VIF Growth Portfolio	298	1,606	(1,308)
Morgan Stanley VIF Discovery Portfolio	2,740	24,187	(21,447)
Invesco V.I. American Value Fund	17,846	10,882	6,964
BlackRock Capital Appreciation V.I. Fund	612	4,262	(3,650)
Columbia Variable Portfolio - Asset Allocation Fund+	11,553	851,466	(839,913)
Columbia Variable Portfolio - Dividend Opportunity Fund	29,294	36,366	(7,072)
Columbia Variable Portfolio - Income Opportunities Fund	30,252	55,787	(25,535)
Columbia Variable Portfolio - Mid Cap Growth Fund	13,809	53,605	(39,796)
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund+	242,096	27,636	214,460
Invesco Oppenheimer V.I. Capital Appreciation Fund	528	4,636	(4,108)
Invesco Oppenheimer V.I. Global Fund	5,400	41,619	(36,219)
Invesco Oppenheimer V.I. Main Street Fund®++	411	5,256	(4,845)
Invesco Oppenheimer V.I. Main Street Small Cap Fund®++	24,173	43,555	(19,382)
Putnam VT Diversified Income Fund	86,400	109,859	(23,459)
Putnam VT Global Asset Allocation Fund	59	4,287	(4,228)
Putnam VT Growth Opportunities Fund	4,211	32,293	(28,082)
Putnam VT International Value Fund	578	894	(316)
Putnam VT International Equity Fund	1,726	2,423	(697)
Putnam VT Small Cap Value Fund	468	1,312	(844)
JPMorgan Insurance Trust Core Bond Portfolio	197,604	380,576	(182,972)
JPMorgan Insurance Trust U.S. Equity Portfolio	11,697	34,406	(22,709)
JPMorgan Insurance Trust Mid Cap Value Portfolio	16,250	19,716	(3,466)
Putnam VT Equity Income Fund	—	945	(945)
PIMCO VIT All Asset Portfolio	—	7	(7)
PIMCO StocksPLUS® Global Portfolio	3,196	5,029	(1,833)
Prudential Series Jennison 20/20 Focus Portfolio	—	1	(1)
Prudential Series Jennison Portfolio	39,224	644	38,580
Prudential Series Value Portfolio	—	115	(115)
Prudential Series SP International Growth Portfolio	—	290	(290)
ClearBridge Variable Dividend Strategy Portfolio	10	134	(124)
Western Asset Variable Global High Yield Bond Portfolio	171	812	(641)
Clearbridge Variable Large Cap Value Portfolio	2,371	20,672	(18,301)
Invesco V.I. Growth and Income Fund	7,590	7,614	(24)
Invesco V.I. Comstock Fund	124	1,029	(905)
Invesco V.I. American Franchise Fund	83,641	203,205	(119,564)
Invesco V.I. Mid Cap Growth Fund+	10,479	126,452	(115,973)
Wells Fargo VT Index Asset Allocation Fund	—	224	(224)
Wells Fargo VT International Equity Fund	42,285	60,013	(17,728)
Wells Fargo VT Small Cap Growth Fund	4,266	7,580	(3,314)
Wells Fargo VT Discovery Fund	—	15	(15)
Wells Fargo VT Opportunity Fund	13,046	44,472	(31,426)
MFS® Core Equity Portfolio	26,422	58,329	(31,907)
MFS® Massachusetts Investors Growth Stock Portfolio	28,266	101,554	(73,288)
MFS® Research International Portfolio	56,009	144,206	(88,197)
Columbia Variable Portfolio - Large Cap Growth Fund	24,657	98,169	(73,512)
Columbia Variable Portfolio - Overseas Core Fund	39,175	54,546	(15,371)
CTIVP® - Loomis Sayles Growth Fund	14,837	46,870	(32,033)

+ See Note 1 for additional information related to this Sub-Account.

++ See Note 8 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2019 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	5,441	29,190	(23,749)
American Century VP Growth Fund	202	1,912	(1,710)
AB VPS Balanced Wealth Strategy Portfolio	1,014	37,896	(36,882)
AB VPS International Value Portfolio	76,262	101,480	(25,218)
AB VPS Small/Mid Cap Value Portfolio	3,799	15,152	(11,353)
AB VPS International Growth Portfolio	5,900	13,747	(7,847)
Invesco V.I. Value Opportunities Fund	542,635	1,479,808	(937,173)
Invesco V.I. Core Equity Fund	68,157	290,118	(221,961)
Invesco V.I. Government Securities Fund	6,399,620	15,492,019	(9,092,399)
Invesco V.I. High Yield Fund	47,262	22,625	24,637
Invesco V.I. International Growth Fund	146,349	1,660,516	(1,514,167)
Invesco V.I. Mid Cap Core Equity Fund	272,543	1,596,889	(1,324,346)
Invesco V.I. Small Cap Equity Fund	77,037	178,283	(101,246)
Invesco V.I. Balanced Risk Allocation Fund	1,996	21,798	(19,802)
Invesco V.I. Diversified Dividend Fund	—	39	(39)
Invesco V.I. Government Money Market Fund	3,092,153	3,983,482	(891,329)
American Century VP Mid Cap Value Fund	206	1,055	(849)
AB VPS Growth and Income Portfolio	10,572	1,244	9,328
American Funds Insurance Series® Global Bond Fund	142,699	381,604	(238,905)
American Funds Insurance Series® Global Growth and Income Fund	68,891	479,949	(411,058)
American Funds Insurance Series® Asset Allocation Fund	370,310	1,119,829	(749,519)
American Funds Insurance Series® Blue Chip Income and Growth Fund	1,511,840	5,697,026	(4,185,186)
American Funds Insurance Series® Bond Fund	610,819	1,553,984	(943,165)
American Funds Insurance Series® Global Growth Fund	59,602	373,084	(313,482)
American Funds Insurance Series® Growth Fund	376,476	2,905,926	(2,529,450)
American Funds Insurance Series® Growth-Income Fund	357,877	2,123,370	(1,765,493)
American Funds Insurance Series® International Fund	206,035	1,128,066	(922,031)
American Funds Insurance Series® New World Fund	50,064	226,798	(176,734)
American Funds Insurance Series® Global Small Capitalization Fund	41,665	253,871	(212,206)
Columbia Variable Portfolio - Small Company Growth Fund	76,148	262,834	(186,686)
Wells Fargo VT Omega Growth Fund	10,188	92,339	(82,151)
Fidelity® VIP Growth Portfolio	7,393	35,432	(28,039)
Fidelity® VIP ContrafundSM Portfolio	6,903	101,425	(94,522)
Fidelity® VIP Mid Cap Portfolio	50,032	111,765	(61,733)
Fidelity® VIP Value Strategies Portfolio	122	3,169	(3,047)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	62	918	(856)
Fidelity® VIP Strategic Income Portfolio	181	6,814	(6,633)
Franklin Rising Dividends VIP Fund	121,751	881,107	(759,356)
Franklin Income VIP Fund	243,255	2,253,225	(2,009,970)
Franklin Large Cap Growth VIP Fund	98,538	237,015	(138,477)
Franklin Global Real Estate VIP Fund	234	3,538	(3,304)
Franklin Small-Mid Cap Growth VIP Fund	117,023	467,005	(349,982)
Franklin Small Cap Value VIP Fund	50,377	133,486	(83,109)
Franklin Strategic Income VIP Fund	189,590	801,234	(611,644)
Franklin Mutual Shares VIP Fund	138,751	1,147,635	(1,008,884)
Templeton Developing Markets VIP Fund	36,670	133,876	(97,206)
Templeton Foreign VIP Fund	366,940	652,784	(285,844)
Templeton Growth VIP Fund	161,890	869,589	(707,699)
Franklin Mutual Global Discovery VIP Fund	39,887	309,791	(269,904)
Franklin Flex Cap Growth VIP Fund	53,039	137,392	(84,353)
Templeton Global Bond VIP Fund	51,542	155,710	(104,168)
Hartford Balanced HLS Fund	99,133	469,727	(370,594)
Hartford Total Return Bond HLS Fund	893,356	2,965,407	(2,072,051)
Hartford Capital Appreciation HLS Fund	290,545	1,511,711	(1,221,166)
Hartford Dividend and Growth HLS Fund	186,114	1,141,684	(955,570)
Hartford Healthcare HLS Fund	47	145	(98)
Hartford Global Growth HLS Fund	3,056	19,796	(16,740)
Hartford Disciplined Equity HLS Fund	30,736	103,269	(72,533)
Hartford Growth Opportunities HLS Fund	76,868	205,670	(128,802)
Hartford High Yield HLS Fund	15,720	74,972	(59,252)
Hartford International Opportunities HLS Fund	90,567	187,401	(96,834)
Hartford MidCap Growth HLS Fund	4,728	11,392	(6,664)
Hartford MidCap HLS Fund	108	4,507	(4,399)
Hartford MidCap Value HLS Fund	2,430	491	1,939
Hartford Ultrashort Bond HLS Fund	5,340,853	9,798,644	(4,457,791)
Hartford Small Company HLS Fund	46,228	111,402	(65,174)
Hartford SmallCap Growth HLS Fund	10,110	20,072	(9,962)
Hartford Stock HLS Fund	119,430	401,390	(281,960)
Hartford U.S. Government Securities HLS Fund	48,698	67,729	(19,031)
Hartford Value HLS Fund	1,423	9,512	(8,089)
Rational Trend Aggregation VA Fund	11,891	81,272	(69,381)
Rational Insider Buying VA Fund	33,181	119,992	(86,811)
Lord Abbett Series Fund - Fundamental Equity Portfolio	2,717	27,411	(24,694)
Lord Abbett Calibrated Dividend Growth Fund	15,396	38,553	(23,157)
Lord Abbett Series Fund - Bond Debenture Portfolio	29,644	85,843	(56,199)
Lord Abbett Series Fund - Growth and Income Portfolio	520	12,329	(11,809)
MFS® Growth Series	137,059	447,670	(310,611)
MFS® Global Equity Series	10,913	34,736	(23,823)
MFS® Investors Trust Series	101,863	432,320	(330,457)
MFS® Mid Cap Growth Series	330,077	306,667	23,410
MFS® New Discovery Series	85,309	248,124	(162,815)
MFS® Total Return Series	263,022	1,024,967	(761,945)
MFS® Value Series	99,915	440,422	(340,507)
MFS® Total Return Bond Series	600,045	1,119,326	(519,281)
MFS® Research Series	30,455	36,334	(5,879)
MFS® High Yield Portfolio	163,701	428,953	(265,252)
BlackRock Managed Volatility V.I. Fund	349,212	637,574	(288,362)
BlackRock Global Allocation V.I. Fund	160	14,159	(13,999)
BlackRock S&P 500 Index V.I. Fund	25,685	123,390	(97,705)
BlackRock Large Cap Focus Growth V.I. Fund	—	1,163	(1,163)
BlackRock Equity Dividend V.I. Fund	544	12,005	(11,461)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	2,713	6,223	(3,510)
Morgan Stanley VIF Growth Portfolio	2,089	2,764	(675)
Morgan Stanley VIF Discovery Portfolio	5,563	21,216	(15,653)
Invesco V.I. American Value Fund	10,052	6,719	3,333
BlackRock Capital Appreciation V.I. Fund	791	10,338	(9,547)
Columbia Variable Portfolio - Asset Allocation Fund	62,169	58,106	4,063
Columbia Variable Portfolio - Dividend Opportunity Fund	31,705	73,871	(42,166)
Columbia Variable Portfolio - Income Opportunities Fund	26,751	52,062	(25,311)
Columbia Variable Portfolio - Mid Cap Growth Fund	26,456	82,023	(55,567)
Invesco Oppenheimer V.I. Capital Appreciation Fund	508	6,815	(6,307)
Invesco Oppenheimer V.I. Global Fund	2,283	32,450	(30,167)
Invesco Oppenheimer V.I. Main Street Fund®++	451	14,544	(14,093)
Invesco Oppenheimer V.I. Main Street Small Cap Fund®++	15,403	28,506	(13,103)
Putnam VT Diversified Income Fund	38,965	141,384	(102,419)
Putnam VT Global Asset Allocation Fund	39	4,329	(4,290)
Putnam VT Growth Opportunities Fund	2,311	45,892	(43,581)
Putnam VT International Value Fund	236	1,960	(1,724)
Putnam VT International Equity Fund	1,899	5,536	(3,637)
Putnam VT Small Cap Value Fund	275	2,127	(1,852)
JPMorgan Insurance Trust Core Bond Portfolio	92,088	439,856	(347,768)
JPMorgan Insurance Trust U.S. Equity Portfolio	10,349	24,481	(14,132)
JPMorgan Insurance Trust Mid Cap Value Portfolio	8,204	15,592	(7,388)
Putnam VT Equity Income Fund	—	3,119	(3,119)
PIMCO VIT All Asset Portfolio	7	9,594	(9,587)
PIMCO StocksPLUS® Global Portfolio	766	8,206	(7,440)
Prudential Series Jennison 20/20 Focus Portfolio	—	10,092	(10,092)
Prudential Series Jennison Portfolio	4,080	6,724	(2,644)
Prudential Value Portfolio	—	86	(86)
Prudential SP International Growth Portfolio	—	281	(281)
ClearBridge Variable Dividend Strategy Portfolio	126	24	102
Western Asset Variable Global High Yield Bond Portfolio	184	1,330	(1,146)
ClearBridge Variable Large Cap Value Portfolio	2,380	8,239	(5,859)
Invesco V.I. Growth and Income Fund	3,036	6,302	(3,266)
Invesco V.I. Comstock Fund	36	685	(649)
Invesco V.I. American Franchise Fund	141,802	167,168	(25,366)
Invesco V.I. Mid Cap Growth Fund	34,357	60,719	(26,362)
Wells Fargo VT Index Asset Allocation Fund	—	250	(250)
Wells Fargo VT International Equity Fund	36,827	93,624	(56,797)
Wells Fargo VT Small Cap Growth Fund	2,454	10,276	(7,822)
Wells Fargo VT Discovery Fund	—	15	(15)
Wells Fargo VT Opportunity Fund	12,416	57,170	(44,754)
MFS® Core Equity Portfolio	16,334	73,680	(57,346)
MFS® Massachusetts Investors Growth Stock Portfolio	75,679	92,829	(17,150)
MFS® Research International Portfolio	54,590	145,275	(90,685)
Columbia Variable Portfolio - Large Cap Growth Fund	33,232	95,209	(61,977)
Columbia Variable Portfolio - Overseas Core Fund	34,154	76,271	(42,117)
CTIVP® – Loomis Sayles Growth Fund	19,352	52,013	(32,661)

++ See Note 8 for additional information related to this Sub-Account.

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2020. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Value Fund
2020	55,925	$21.367737	to	$23.450700	$1,292,716	0.50%	to	1.45%	2.15%	to	2.21%	(0.62)%	to	0.33%
2019	62,912	$21.501257	to	$23.374017	$1,455,732	0.50%	to	1.45%	1.96%	to	1.96%	25.10%	to	26.29%
2018	86,661	$17.187910	to	$18.508409	$1,590,679	0.50%	to	1.45%	1.49%	to	1.53%	(10.58)%	to	(9.73)%
2017	90,449	$19.222298	to	$20.503245	$1,841,868	0.50%	to	1.45%	1.50%	to	1.52%	7.01%	to	8.03%
2016	102,221	$17.962488	to	$18.978389	$1,933,623	0.50%	to	1.45%	1.26%	to	1.58%	18.55%	to	19.68%
American Century VP Growth Fund
2020	2,248	$35.532853	to	$35.532853	$79,879	0.65%	to	0.65%	0.33%	to	0.33%	33.80%	to	33.80%
2019	2,902	$26.557241	to	$26.557241	$77,063	0.65%	to	0.65%	0.26%	to	0.26%	34.46%	to	34.46%
2018	4,612	$19.751240	to	$19.751240	$91,098	0.65%	to	0.65%	0.11%	to	0.11%	(2.23)%	to	(2.23)%
2017	4,847	$20.200979	to	$20.200979	$97,907	0.65%	to	0.65%	0.63%	to	0.63%	29.38%	to	29.38%
2016	5,234	$15.613557	to	$15.613557	$81,729	0.65%	to	0.65%	—%	to	—%	3.52%	to	3.52%
AB VPS Balanced Wealth Strategy Portfolio
2020	154,918	$21.099126	to	$25.050508	$2,634,262	0.50%	to	2.70%	0.88%	to	2.21%	6.34%	to	8.71%
2019	212,431	$19.840768	to	$23.044027	$3,595,924	0.50%	to	2.70%	2.30%	to	2.33%	15.06%	to	17.61%
2018	249,313	$17.244421	to	$19.593049	$3,636,382	0.50%	to	2.70%	1.68%	to	1.69%	(8.90)%	to	(6.88)%
2017	282,012	$18.929797	to	$21.039797	$4,424,886	0.50%	to	2.70%	1.82%	to	1.82%	12.54%	to	15.05%
2016	320,168	$16.819960	to	$18.288255	$4,357,815	0.50%	to	2.70%	1.81%	to	1.82%	1.66%	to	3.92%
AB VPS International Value Portfolio
2020	511,971	$13.264223	to	$15.173551	$3,855,007	0.50%	to	2.70%	1.72%	to	1.76%	(0.51)%	to	1.70%
2019	520,733	$13.332472	to	$14.919716	$3,878,473	0.50%	to	2.70%	0.84%	to	0.87%	13.68%	to	16.21%
2018	545,951	$11.727917	to	$12.838845	$3,552,361	0.50%	to	2.70%	0.77%	to	1.09%	(25.03)%	to	(23.36)%
2017	575,458	$15.643661	to	$16.752424	$4,943,871	0.50%	to	2.70%	2.02%	to	2.24%	21.76%	to	24.47%
2016	694,415	$12.847489	to	$13.458962	$4,843,999	0.50%	to	2.70%	1.09%	to	1.16%	(3.44)%	to	(1.29)%
AB VPS Small/Mid Cap Value Portfolio
2020	52,613	$31.978466	to	$35.636456	$1,249,116	0.50%	to	2.75%	0.80%	to	0.84%	0.26%	to	2.54%
2019	54,372	$31.896029	to	$34.753847	$1,272,620	0.50%	to	2.75%	0.32%	to	0.34%	16.65%	to	19.30%
2018	65,725	$27.342613	to	$29.130337	$1,306,557	0.50%	to	2.75%	0.19%	to	0.23%	(17.59)%	to	(15.72)%
2017	79,290	$33.180411	to	$34.562643	$1,891,389	0.50%	to	2.75%	0.24%	to	0.25%	9.79%	to	12.29%
2016	96,375	$30.221710	to	$30.780680	$2,065,868	0.50%	to	2.75%	0.36%	to	0.36%	21.41%	to	24.17%
AB VPS International Growth Portfolio
2020	31,435	$13.230890	to	$21.866344	$436,943	1.25%	to	2.70%	0.99%	to	1.19%	26.15%	to	27.99%
2019	37,964	$10.337219	to	$17.333346	$412,327	1.25%	to	2.70%	0.28%	to	0.29%	23.85%	to	25.65%
2018	45,811	$8.226871	to	$13.995949	$389,859	1.25%	to	2.70%	0.40%	to	0.40%	(19.80)%	to	(18.62)%
2017	59,347	$10.109732	to	$17.450543	$611,154	1.25%	to	2.70%	0.87%	to	0.95%	31.05%	to	32.96%
2016	69,760	$7.603435	to	$13.315844	$541,877	1.25%	to	2.70%	—%	to	—%	(9.55)%	to	(8.22)%
Invesco V.I. Value Opportunities Fund
2020	5,759,922	$2.383302	to	$26.363868	$11,627,620	0.85%	to	2.80%	0.40%	to	0.41%	2.54%	to	4.56%
2019	6,528,261	$2.279300	to	$25.710068	$12,673,729	0.85%	to	2.80%	0.24%	to	0.24%	27.01%	to	29.51%
2018	7,465,434	$1.759925	to	$20.241880	$11,258,230	0.85%	to	2.80%	0.32%	to	0.32%	(21.41)%	to	(19.86)%
2017	8,398,891	$2.196079	to	$25.756336	$15,999,970	0.85%	to	2.80%	0.40%	to	0.40%	14.20%	to	16.44%
2016	9,847,169	$1.885957	to	$22.554491	$16,246,582	0.85%	to	2.80%	0.39%	to	0.41%	15.07%	to	17.33%
Invesco V.I. Core Equity Fund
2020	1,212,683	$25.583443	to	$30.270210	$24,985,622	0.50%	to	2.75%	1.05%	to	1.18%	10.76%	to	13.01%
2019	1,378,927	$23.097375	to	$26.786554	$25,754,092	0.50%	to	2.75%	0.17%	to	0.95%	25.47%	to	28.02%
2018	1,600,888	$18.408618	to	$20.922989	$23,750,133	0.50%	to	2.75%	—%	to	0.90%	(11.85)%	to	(10.06)%
2017	1,840,303	$20.884186	to	$23.263545	$30,798,707	0.50%	to	2.75%	0.80%	to	1.04%	10.11%	to	12.31%
2016	2,102,473	$18.967298	to	$21.026178	$31,902,428	0.30%	to	2.75%	—%	to	0.79%	7.27%	to	9.69%
Invesco V.I. Government Securities Fund
2020	47,149,679	$1.661102	to	$10.239324	$66,804,350	0.85%	to	2.80%	2.52%	to	2.52%	3.34%	to	5.37%
2019	49,889,647	$1.576383	to	$9.908485	$67,824,159	0.85%	to	2.80%	2.53%	to	2.58%	3.14%	to	5.18%
2018	58,982,046	$1.498812	to	$9.606402	$76,929,665	0.85%	to	2.80%	2.18%	to	2.20%	(2.22)%	to	(0.29)%
2017	65,970,861	$1.503200	to	$9.824279	$87,071,468	0.85%	to	2.80%	2.10%	to	2.12%	(0.86)%	to	1.09%
2016	72,236,130	$1.486940	to	$9.909381	$95,179,434	0.85%	to	2.80%	1.89%	to	1.95%	(1.57)%	to	0.37%
Invesco V.I. High Yield Fund
2020	117,205	$2.270143	to	$22.274429	$333,250	1.70%	to	2.65%	6.02%	to	6.03%	0.62%	to	1.58%
2019	131,760	$2.234887	to	$21.893599	$324,289	1.70%	to	2.75%	0.03%	to	5.08%	10.43%	to	11.60%
2018	107,123	$2.002661	to	$19.825577	$263,896	1.70%	to	2.75%	5.07%	to	5.30%	(5.97)%	to	(4.98)%
2017	127,229	$2.107655	to	$21.085280	$508,937	1.70%	to	2.75%	3.98%	to	4.07%	3.42%	to	4.51%
2016	165,289	$2.016745	to	$20.388679	$580,337	1.70%	to	2.75%	4.06%	to	4.20%	8.20%	to	9.34%
Invesco V.I. International Growth Fund
2020	6,243,261	$22.258091	to	$24.786293	$26,233,825	0.30%	to	2.80%	—%	to	2.40%	10.85%	to	13.40%
2019	7,070,576	$20.079731	to	$21.857569	$26,541,900	0.30%	to	2.80%	—%	to	1.58%	25.03%	to	27.85%
2018	8,584,743	$16.060392	to	$17.095661	$25,800,409	0.30%	to	2.80%	—%	to	2.13%	(17.32)%	to	(15.46)%
2017	9,693,455	$19.425716	to	$20.221611	$34,441,109	0.30%	to	2.80%	—%	to	1.44%	19.61%	to	22.36%
2016	11,461,762	$16.241116	to	$16.526576	$34,208,224	0.30%	to	2.80%	—%	to	1.42%	(3.20)%	to	(0.99)%
Invesco V.I. Mid Cap Core Equity Fund
2020	7,790,159	$23.076506	to	$26.539528	$24,150,313	0.65%	to	2.80%	0.51%	to	0.74%	6.23%	to	8.24%
2019	8,853,776	$21.722629	to	$24.520242	$25,506,863	0.65%	to	2.80%	0.07%	to	0.50%	21.82%	to	24.23%
2018	10,178,122	$17.831447	to	$19.738095	$23,874,817	0.65%	to	2.80%	0.09%	to	0.51%	(13.80)%	to	(12.17)%
2017	11,917,687	$20.685989	to	$22.473592	$32,149,013	0.65%	to	2.80%	0.32%	to	0.53%	11.75%	to	13.91%
2016	13,755,618	$18.511422	to	$20.254163	$32,861,252	0.30%	to	2.80%	—%	to	0.08%	10.30%	to	12.82%
Invesco V.I. Small Cap Equity Fund
2020	631,159	$30.608904	to	$37.017915	$19,732,844	0.30%	to	2.80%	—%	to	0.34%	23.73%	to	26.49%
2019	699,451	$24.738082	to	$28.657437	$17,488,092	0.50%	to	2.80%	—%	to	—%	23.11%	to	25.69%
2018	800,697	$20.094666	to	$23.237086	$16,121,168	0.30%	to	2.80%	—%	to	—%	(17.43)%	to	(15.53)%
2017	933,454	$24.335556	to	$27.508052	$22,532,980	0.30%	to	2.80%	—%	to	—%	10.91%	to	13.39%
2016	1,082,645	$21.942004	to	$24.260672	$23,354,664	0.30%	to	2.80%	—%	to	—%	8.97%	to	11.50%
Invesco V.I. Balanced-Risk Allocation Fund
2020	59,682	$14.328032	to	$17.257367	$935,500	0.50%	to	2.40%	7.55%	to	7.94%	7.38%	to	9.44%
2019	72,754	$13.343050	to	$15.768680	$1,049,703	0.50%	to	2.40%	—%	to	—%	12.16%	to	14.31%
2018	92,556	$11.896602	to	$13.794728	$1,187,793	0.50%	to	2.40%	1.27%	to	1.31%	(8.92)%	to	(7.18)%
2017	109,910	$13.062314	to	$14.861220	$1,531,700	0.50%	to	2.40%	3.88%	to	4.13%	7.23%	to	9.28%
2016	144,195	$12.181854	to	$13.598736	$1,847,282	0.50%	to	2.40%	0.15%	to	0.18%	8.87%	to	10.96%
Invesco V.I. Diversified Dividend Fund
2020	300	$20.962948	to	$20.962948	$6,295	1.70%	to	1.70%	2.91%	to	2.91%	(1.82)%	to	(1.82)%
2019	326	$21.351168	to	$21.351168	$6,965	1.70%	to	1.70%	2.72%	to	2.72%	22.67%	to	22.67%
2018	365	$17.405343	to	$17.405343	$6,356	1.70%	to	1.70%	2.17%	to	2.17%	(9.37)%	to	(9.37)%
2017	394	$19.204376	to	$19.204376	$7,564	1.70%	to	1.70%	1.50%	to	1.50%	6.52%	to	6.52%
2016	424	$18.028771	to	$18.028771	$7,639	1.70%	to	1.70%	1.15%	to	1.15%	12.61%	to	12.61%
Invesco V.I. Government Money Market Fund
2020	5,768,040	$8.375289	to	$10.125144	$52,819,533	0.30%	to	2.80%	—%	to	0.29%	(2.55)%	to	(0.09)%
2019	4,901,028	$8.693415	to	$10.133930	$45,661,891	0.30%	to	2.75%	1.62%	to	1.86%	(0.87)%	to	1.34%
2018	5,792,357	$8.769400	to	$9.999989	$53,661,271	0.30%	to	2.75%	1.28%	to	1.42%	(1.20)%	to	0.99%
2017	5,269,921	$8.876326	to	$9.901669	$49,089,284	0.30%	to	2.75%	0.30%	to	0.64%	(2.16)%	to	0.01%
2016	5,971,300	$9.072730	to	$9.900264	$56,196,085	0.30%	to	2.75%	0.02%	to	0.09%	(2.62)%	to	(0.27)%
American Century VP Mid Cap Value Fund
2020	3,545	$22.761118	to	$25.008360	$87,037	0.50%	to	1.45%	1.70%	to	1.71%	(0.34)%	to	0.61%
2019	3,340	$22.839853	to	$24.857624	$81,643	0.50%	to	1.45%	1.91%	to	1.92%	27.14%	to	28.35%
2018	4,189	$17.964559	to	$19.367050	$79,971	0.50%	to	1.45%	1.10%	to	1.26%	(14.22)%	to	(13.40)%
2017	6,844	$20.941448	to	$22.362747	$151,362	0.50%	to	1.45%	1.40%	to	1.40%	9.86%	to	10.91%
2016	7,027	$19.061376	to	$20.162741	$140,836	0.50%	to	1.45%	1.55%	to	1.57%	20.95%	to	22.11%
AB VPS Growth and Income Portfolio
2020	8,803	$10.951484	to	$11.195674	$98,098	1.25%	to	2.45%	1.33%	to	1.33%	(0.01)%	to	1.20%
2019♦	9,328	$10.952221	to	$11.062894	$102,971	1.25%	to	2.45%	1.01%	to	1.02%	9.52%	to	10.63%
American Funds Insurance Series® Capital World Bond Fund+
2020	1,472,084	$11.423284	to	$11.959025	$19,994,237	0.50%	to	2.75%	0.84%	to	1.22%	6.92%	to	9.07%
2019	1,604,667	$10.473324	to	$11.185125	$20,234,122	0.50%	to	2.75%	1.41%	to	1.50%	4.85%	to	7.00%
2018	1,843,572	$9.788153	to	$10.668221	$21,965,227	0.50%	to	2.75%	1.73%	to	1.95%	(4.01)%	to	(2.10)%
2017	2,099,339	$9.998043	to	$11.113629	$25,833,116	0.50%	to	2.75%	0.36%	to	0.42%	(0.02)%	to	3.96%
2016	2,046,112	$10.690698	to	$13.232531	$24,561,109	0.85%	to	2.75%	0.55%	to	0.56%	(0.07)%	to	1.85%
American Funds Insurance Series® Global Growth and Income Fund
2020	1,952,428	$13.441354	to	$29.515709	$38,993,616	0.50%	to	2.75%	1.12%	to	1.22%	5.78%	to	8.00%
2019	2,255,599	$12.445256	to	$27.902511	$41,881,710	0.50%	to	2.75%	1.46%	to	1.66%	27.59%	to	30.08%
2018	2,666,657	$9.567445	to	$21.759494	$38,499,132	0.50%	to	2.80%	0.22%	to	1.48%	(12.13)%	to	(10.34)%
2017	3,146,861	$10.670657	to	$24.762218	$51,339,431	0.50%	to	2.80%	1.83%	to	2.10%	6.71%	to	22.59%
2016	2,780,558	$15.982931	to	$20.199758	$40,552,639	0.85%	to	2.80%	1.79%	to	1.85%	4.38%	to	6.44%
American Funds Insurance Series® Asset Allocation Fund
2020	5,137,596	$13.312705	to	$26.354191	$134,215,767	0.50%	to	2.80%	0.73%	to	1.76%	9.35%	to	11.60%
2019	5,675,873	$11.928983	to	$24.100232	$135,014,446	0.50%	to	2.80%	1.75%	to	1.84%	17.88%	to	20.32%
2018	6,425,392	$9.914185	to	$20.443889	$128,179,835	0.50%	to	2.80%	1.36%	to	1.45%	(7.24)%	to	(5.31)%
2017	7,490,631	$10.469884	to	$22.139871	$159,190,876	0.50%	to	2.75%	1.06%	to	1.67%	4.70%	to	13.08%
2016	7,474,934	$19.579122	to	$24.149417	$148,582,358	0.85%	to	2.75%	1.52%	to	1.60%	6.44%	to	8.48%
American Funds Insurance Series® Blue Chip Income and Growth Fund
2020	25,407,005	$12.946697	to	$30.116208	$64,495,618	0.30%	to	2.75%	1.73%	to	1.96%	5.73%	to	8.15%
2019	28,276,106	$11.971410	to	$28.482870	$67,075,208	0.30%	to	2.75%	—%	to	2.00%	18.09%	to	20.67%
2018	32,461,292	$9.920577	to	$24.120341	$64,983,677	0.30%	to	2.75%	—%	to	1.78%	(11.14)%	to	(9.19)%
2017	39,821,581	$10.915463	to	$27.019907	$89,031,387	0.50%	to	2.80%	0.33%	to	1.53%	9.15%	to	13.81%
2016	45,421,296	$2.104686	to	$23.741193	$84,142,065	0.85%	to	2.80%	1.93%	to	1.99%	15.42%	to	17.70%
American Funds Insurance Series® Bond Fund
2020	7,246,894	$11.684237	to	$13.095358	$118,167,302	0.50%	to	2.75%	1.76%	to	3.48%	6.76%	to	8.83%
2019	7,335,684	$10.735782	to	$12.266349	$111,523,128	0.50%	to	2.75%	1.59%	to	2.67%	6.39%	to	8.54%
2018	8,278,849	$9.891325	to	$11.529400	$116,160,829	0.50%	to	2.75%	2.34%	to	2.39%	(3.41)%	to	(1.38)%
2017	9,499,220	$10.029764	to	$11.935949	$136,569,462	0.50%	to	2.75%	1.43%	to	1.87%	0.30%	to	0.85%
2016	8,048,993	$11.835007	to	$17.669273	$123,541,317	0.85%	to	2.75%	1.66%	to	1.69%	0.15%	to	2.07%
American Funds Insurance Series® Global Growth Fund
2020	1,400,951	$16.780459	to	$40.648006	$52,706,820	0.50%	to	2.75%	0.11%	to	0.35%	26.93%	to	29.52%
2019	1,569,352	$12.956097	to	$32.024496	$46,013,318	0.50%	to	2.75%	0.95%	to	1.08%	31.61%	to	34.20%
2018	1,882,834	$9.654189	to	$24.210580	$42,017,302	0.50%	to	2.80%	0.08%	to	0.51%	(11.56)%	to	(9.69)%
2017	2,135,003	$10.690165	to	$27.374033	$52,725,970	0.50%	to	2.80%	0.48%	to	0.63%	6.90%	to	27.84%
2016	2,112,043	$21.412322	to	$26.031439	$43,944,517	0.85%	to	2.80%	0.89%	to	0.90%	(2.16)%	to	(0.23)%
American Funds Insurance Series® Growth Fund
2020	12,124,144	$20.788080	to	$57.907788	$516,683,824	0.50%	to	2.80%	0.22%	to	0.33%	47.89%	to	50.96%
2019	14,596,278	$13.770810	to	$39.157035	$410,095,735	0.50%	to	2.80%	0.53%	to	0.84%	27.16%	to	29.79%
2018	17,125,728	$10.640480	to	$30.792652	$373,187,840	0.30%	to	2.80%	—%	to	0.40%	(3.00)%	to	(0.80)%
2017	20,385,830	$10.726522	to	$31.745880	$447,865,308	0.30%	to	2.80%	0.24%	to	0.53%	7.27%	to	24.75%
2016	19,010,681	$25.447295	to	$26.911796	$375,951,324	0.85%	to	2.80%	0.77%	to	0.77%	6.47%	to	8.56%
American Funds Insurance Series® Growth-Income Fund
2020	10,168,543	$14.883680	to	$35.599175	$321,997,763	0.50%	to	2.80%	1.11%	to	1.42%	10.41%	to	12.68%
2019	11,514,135	$13.208437	to	$32.242598	$327,072,132	0.50%	to	2.80%	1.47%	to	1.70%	22.65%	to	25.23%
2018	13,279,628	$10.547662	to	$26.287348	$304,182,757	0.50%	to	2.80%	1.01%	to	1.28%	(4.50)%	to	(2.55)%
2017	15,778,593	$10.823191	to	$27.525937	$372,003,192	0.50%	to	2.80%	1.02%	to	1.40%	8.23%	to	19.00%
2016	15,641,611	$23.130093	to	$26.765509	$337,129,140	0.85%	to	2.80%	1.47%	to	1.47%	8.44%	to	10.58%
American Funds Insurance Series® International Fund
2020	4,752,038	$12.826795	to	$22.648525	$88,318,772	0.30%	to	2.75%	0.30%	to	0.69%	10.88%	to	13.32%
2019	5,121,847	$11.319229	to	$20.426000	$85,410,841	0.30%	to	2.75%	—%	to	1.54%	19.55%	to	22.30%
2018	6,043,878	$9.255268	to	$17.085804	$83,257,211	0.30%	to	2.75%	—%	to	1.78%	(15.49)%	to	(13.67)%
2017	6,885,084	$10.720462	to	$20.217781	$110,844,370	0.30%	to	2.75%	0.92%	to	1.38%	7.20%	to	28.56%
2016	5,036,124	$15.725893	to	$18.277357	$75,344,612	0.85%	to	2.75%	1.37%	to	1.40%	0.72%	to	2.66%
American Funds Insurance Series® New World Fund
2020	889,488	$14.683658	to	$25.042110	$29,568,355	0.30%	to	2.75%	—%	to	0.07%	20.23%	to	22.92%
2019	1,015,189	$11.945320	to	$20.828630	$27,625,726	0.30%	to	2.75%	—%	to	0.92%	25.64%	to	28.43%
2018	1,191,923	$9.301084	to	$16.577745	$25,917,418	0.30%	to	2.75%	—%	to	0.82%	(16.37)%	to	(14.51)%
2017	1,413,979	$10.879165	to	$19.823120	$36,479,742	0.30%	to	2.75%	0.61%	to	0.95%	8.79%	to	25.94%
2016	1,145,166	$15.740655	to	$30.807302	$28,455,125	0.85%	to	2.75%	0.75%	to	0.76%	2.40%	to	4.37%
American Funds Insurance Series® Global Small Capitalization Fund
2020	1,176,377	$16.364324	to	$36.994250	$37,300,394	0.30%	to	2.75%	0.09%	to	0.16%	26.20%	to	29.00%
2019	1,356,156	$12.685349	to	$29.312834	$33,336,774	0.30%	to	2.75%	—%	to	0.15%	27.95%	to	30.85%
2018	1,568,362	$9.694514	to	$22.793980	$29,761,969	0.30%	to	2.80%	—%	to	0.04%	(13.02)%	to	(11.07)%
2017	1,850,115	$10.901655	to	$26.205876	$39,665,965	0.30%	to	2.80%	0.03%	to	0.43%	9.02%	to	22.42%
2016	1,446,887	$21.406541	to	$26.421449	$31,146,908	0.85%	to	2.80%	0.24%	to	0.24%	(0.72)%	to	1.23%
Columbia Variable Portfolio - Small Company Growth Fund
2020	896,606	$5.259160	to	$61.556762	$6,438,292	1.70%	to	2.80%	—%	to	—%	66.41%	to	68.24%
2019	1,109,933	$3.125905	to	$36.991782	$4,755,462	1.70%	to	2.80%	—%	to	—%	36.82%	to	38.33%
2018	1,296,619	$2.259761	to	$27.037123	$3,967,091	1.70%	to	2.80%	—%	to	—%	(4.47)%	to	(3.41)%
2017	1,550,710	$2.339489	to	$28.300855	$4,816,533	1.70%	to	2.80%	—%	to	—%	25.68%	to	27.07%
2016	1,854,763	$1.841082	to	$22.517686	$4,334,457	1.70%	to	2.80%	—%	to	—%	9.63%	to	10.84%
Wells Fargo VT Omega Growth Fund
2020	189,561	$46.934619	to	$54.742957	$805,632	1.25%	to	2.45%	—%	to	—%	39.94%	to	41.63%
2019	202,993	$38.652451	to	$43.134586	$614,982	1.25%	to	2.75%	—%	to	—%	33.67%	to	35.69%
2018	285,144	$28.485826	to	$32.268741	$624,244	1.25%	to	2.75%	—%	to	—%	(2.21)%	to	(0.73)%
2017	280,899	$28.695211	to	$32.997419	$592,593	1.25%	to	2.75%	0.23%	to	0.24%	31.29%	to	33.28%
2016	410,201	$21.530599	to	$25.132315	$658,776	1.25%	to	2.75%	—%	to	—%	(1.97)%	to	(0.49)%
Fidelity® VIP Growth Portfolio
2020	47,183	$38.315724	to	$55.324211	$1,897,975	1.25%	to	2.70%	0.03%	to	0.04%	39.73%	to	41.77%
2019	48,592	$27.027166	to	$39.594026	$1,404,128	1.25%	to	2.70%	0.05%	to	0.06%	30.41%	to	32.31%
2018	76,631	$20.426792	to	$30.361627	$1,587,770	1.25%	to	2.70%	0.01%	to	0.04%	(3.09)%	to	(1.67)%
2017	86,555	$20.773564	to	$31.328356	$1,814,724	1.25%	to	2.70%	—%	to	0.08%	31.23%	to	33.14%
2016	110,327	$15.602567	to	$23.873316	$1,750,447	1.25%	to	2.70%	—%	to	—%	(2.13)%	to	(0.70)%
Fidelity® VIP Contrafund® Portfolio
2020	430,818	$40.301088	to	$47.709520	$13,362,651	0.50%	to	2.75%	0.08%	to	0.08%	26.70%	to	29.58%
2019	518,843	$31.807540	to	$36.817306	$12,589,544	0.50%	to	2.75%	0.21%	to	0.22%	27.71%	to	30.62%
2018	613,365	$24.905161	to	$28.186566	$11,651,008	0.50%	to	2.75%	0.44%	to	0.44%	(9.17)%	to	(7.11)%
2017	725,286	$27.420725	to	$30.342536	$14,891,376	0.50%	to	2.75%	0.76%	to	0.78%	18.29%	to	20.98%
2016	900,107	$23.180801	to	$25.080544	$15,545,759	0.50%	to	2.75%	0.56%	to	0.63%	4.81%	to	7.19%
Fidelity® VIP Mid Cap Portfolio
2020	411,705	$32.947923	to	$35.834747	$9,937,154	0.50%	to	2.70%	0.38%	to	0.42%	14.73%	to	17.28%
2019	454,568	$28.718380	to	$30.555009	$9,383,865	0.50%	to	2.70%	0.62%	to	0.70%	19.89%	to	22.56%
2018	516,301	$23.953677	to	$24.931094	$8,816,633	0.50%	to	2.70%	0.40%	to	0.40%	(17.04)%	to	(15.20)%
2017	619,332	$28.875414	to	$29.398935	$12,575,578	0.50%	to	2.70%	0.48%	to	0.49%	17.33%	to	19.94%
2016	778,627	$24.512368	to	$24.611032	$13,298,984	0.50%	to	2.70%	0.32%	to	0.32%	8.94%	to	11.36%
Fidelity® VIP Value Strategies Portfolio
2020	24,664	$22.059290	to	$36.981426	$599,959	1.25%	to	2.75%	1.05%	to	1.06%	5.09%	to	6.68%
2019	26,789	$20.678302	to	$35.190452	$605,174	1.25%	to	2.75%	1.43%	to	1.43%	30.46%	to	32.43%
2018	29,836	$15.614159	to	$26.973639	$507,059	1.25%	to	2.75%	0.69%	to	0.71%	(19.74)%	to	(18.52)%
2017	31,607	$19.164009	to	$33.606969	$656,856	1.25%	to	2.75%	1.24%	to	1.30%	15.86%	to	17.61%
2016	32,475	$16.295090	to	$29.007446	$581,883	1.25%	to	2.75%	0.82%	to	0.93%	6.31%	to	7.91%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2020	8,420	$33.767951	to	$48.470550	$285,582	1.25%	to	2.40%	0.04%	to	0.05%	30.18%	to	31.69%
2019	9,107	$25.642809	to	$37.233195	$235,677	1.25%	to	2.40%	0.38%	to	0.39%	26.74%	to	28.21%
2018	9,963	$20.000688	to	$29.376711	$203,995	1.25%	to	2.40%	0.33%	to	0.33%	(7.42)%	to	(6.35)%
2017	12,674	$21.356064	to	$31.730615	$274,613	1.25%	to	2.40%	0.44%	to	0.47%	20.57%	to	21.97%
2016	17,768	$17.509591	to	$26.316250	$337,303	1.25%	to	2.40%	0.81%	to	1.08%	0.22%	to	1.38%
Fidelity® VIP Strategic Income Portfolio
2020	2,524	$17.871498	to	$18.182550	$45,429	0.50%	to	0.65%	3.05%	to	3.14%	6.47%	to	6.63%
2019	2,655	$16.786188	to	$17.052753	$44,850	0.50%	to	0.65%	1.03%	to	1.64%	9.94%	to	10.10%
2018	9,288	$15.268699	to	$15.487927	$142,790	0.50%	to	0.65%	3.45%	to	5.18%	(3.45)%	to	(3.31)%
2017	7,473	$15.814675	to	$16.017684	$118,687	0.50%	to	0.65%	2.95%	to	3.05%	6.85%	to	7.01%
2016	7,390	$11.555892	to	$14.968580	$109,810	0.50%	to	1.45%	—%	to	3.40%	6.46%	to	7.48%
Franklin Rising Dividends VIP Fund
2020	3,514,337	$33.756131	to	$42.733716	$135,758,219	0.50%	to	2.80%	1.24%	to	1.25%	12.77%	to	15.27%
2019	4,011,569	$29.934183	to	$37.072649	$135,938,565	0.50%	to	2.80%	1.15%	to	1.22%	25.66%	to	28.51%
2018	4,770,925	$23.820835	to	$28.847348	$127,442,610	0.50%	to	2.80%	1.21%	to	1.39%	(7.70)%	to	(5.64)%
2017	5,735,871	$25.807302	to	$30.570925	$164,155,125	0.50%	to	2.80%	1.48%	to	1.53%	17.23%	to	19.80%
2016	6,764,063	$22.014024	to	$25.517537	$163,348,929	0.50%	to	2.80%	1.35%	to	1.37%	12.84%	to	15.36%
Franklin Income VIP Fund
2020	9,713,911	$20.725204	to	$22.578017	$223,691,030	0.50%	to	2.75%	5.40%	to	5.63%	(2.15)%	to	0.08%
2019	11,063,922	$21.180744	to	$22.560764	$257,745,353	0.50%	to	2.75%	4.18%	to	5.14%	12.90%	to	15.47%
2018	13,073,892	$18.876011	to	$19.538448	$266,727,783	0.50%	to	2.80%	4.64%	to	4.79%	(6.95)%	to	(4.89)%
2017	15,375,955	$20.285231	to	$20.543598	$333,343,316	0.50%	to	2.80%	3.86%	to	4.09%	6.65%	to	9.00%
2016	18,020,246	$18.846757	to	$19.021188	$362,542,937	0.50%	to	2.80%	4.81%	to	4.99%	10.88%	to	13.30%
Franklin Large Cap Growth VIP Fund
2020	747,783	$41.038866	to	$42.838646	$27,822,409	1.35%	to	2.80%	—%	to	—%	40.64%	to	42.70%
2019	959,199	$28.759724	to	$30.459066	$25,076,182	1.35%	to	2.80%	—%	to	—%	30.86%	to	32.77%
2018	1,097,676	$21.660712	to	$23.275572	$21,764,487	1.35%	to	2.80%	—%	to	—%	(4.19)%	to	(2.79)%
2017	1,145,388	$22.282173	to	$24.293354	$23,627,681	1.35%	to	2.80%	0.62%	to	0.62%	24.57%	to	26.39%
2016	1,308,833	$17.629724	to	$19.501475	$21,434,368	1.35%	to	2.80%	—%	to	—%	(4.50)%	to	(3.11)%
Franklin Global Real Estate VIP Fund
2020	15,979	$19.682129	to	$26.185103	$401,422	1.40%	to	2.40%	—%	to	3.26%	(7.63)%	to	(6.70)%
2019	16,659	$21.308476	to	$28.066435	$448,426	1.40%	to	2.40%	2.56%	to	2.65%	19.47%	to	20.67%
2018	19,963	$17.835379	to	$23.258150	$446,824	1.40%	to	2.40%	2.61%	to	2.64%	(8.99)%	to	(8.07)%
2017	33,022	$19.596544	to	$25.300343	$811,965	1.40%	to	2.40%	3.02%	to	3.13%	7.85%	to	8.94%
2016	37,743	$18.169348	to	$23.224410	$855,299	1.40%	to	2.40%	1.22%	to	1.23%	(1.84)%	to	(0.86)%
Franklin Small-Mid Cap Growth VIP Fund
2020	1,571,777	$48.950188	to	$55.583257	$53,632,760	0.50%	to	2.80%	—%	to	—%	50.81%	to	54.23%
2019	1,819,218	$32.457390	to	$36.038163	$40,798,664	0.50%	to	2.80%	—%	to	—%	27.81%	to	30.61%
2018	2,169,200	$25.395749	to	$27.592165	$37,729,713	0.50%	to	2.80%	—%	to	—%	(7.99)%	to	(5.93)%
2017	2,552,501	$27.599807	to	$29.331498	$47,720,881	0.50%	to	2.80%	—%	to	—%	18.05%	to	20.70%
2016	2,904,627	$23.380067	to	$24.301278	$45,772,218	0.50%	to	2.80%	—%	to	—%	1.29%	to	3.52%
Franklin Small Cap Value VIP Fund
2020	439,880	$30.516310	to	$36.624803	$9,162,535	0.30%	to	2.75%	—%	to	1.45%	2.34%	to	4.82%
2019	463,554	$29.819901	to	$34.215823	$9,329,485	0.50%	to	2.75%	0.94%	to	1.05%	22.92%	to	25.60%
2018	546,663	$24.259372	to	$27.764714	$8,848,698	0.30%	to	2.75%	—%	to	0.76%	(15.24)%	to	(13.27)%
2017	644,831	$28.621801	to	$32.012289	$12,167,564	0.30%	to	2.75%	—%	to	0.52%	7.65%	to	10.23%
2016	853,643	$26.587670	to	$29.040831	$14,743,972	0.30%	to	2.75%	—%	to	0.78%	26.66%	to	29.73%
Franklin Strategic Income VIP Fund
2020	3,379,227	$15.672577	to	$16.692945	$69,892,571	0.50%	to	2.75%	4.40%	to	5.16%	0.94%	to	2.83%
2019	3,715,244	$15.526646	to	$16.233619	$75,407,009	0.50%	to	2.75%	5.43%	to	5.78%	5.47%	to	7.40%
2018	4,326,888	$14.647895	to	$15.115649	$82,090,246	0.50%	to	2.80%	2.49%	to	2.85%	(4.62)%	to	(2.72)%
2017	5,125,664	$15.357547	to	$15.538835	$100,756,200	0.50%	to	2.80%	2.70%	to	3.01%	1.85%	to	3.94%
2016	5,658,488	$14.949678	to	$15.079310	$108,493,198	0.50%	to	2.80%	3.24%	to	3.63%	5.26%	to	7.33%
Franklin Mutual Shares VIP Fund
2020	5,476,098	$20.320731	to	$25.104208	$124,666,556	0.30%	to	2.80%	—%	to	2.98%	(7.67)%	to	(5.45)%
2019	6,034,567	$22.008085	to	$26.000539	$147,740,874	0.50%	to	2.80%	1.51%	to	2.62%	19.19%	to	21.83%
2018	7,043,451	$18.464947	to	$21.751800	$143,040,128	0.30%	to	2.80%	—%	to	2.62%	(11.58)%	to	(9.43)%
2017	8,326,615	$20.882885	to	$24.016641	$189,034,255	0.30%	to	2.80%	—%	to	2.27%	5.36%	to	7.93%
2016	9,730,034	$19.821188	to	$22.252692	$207,416,296	0.30%	to	2.80%	—%	to	1.99%	12.85%	to	15.59%
Templeton Developing Markets VIP Fund
2020	515,991	$22.404484	to	$38.981630	$13,796,127	0.85%	to	2.75%	4.09%	to	4.37%	14.20%	to	16.39%
2019	585,377	$19.618264	to	$33.491115	$13,484,769	0.85%	to	2.75%	1.25%	to	1.28%	23.48%	to	25.84%
2018	682,583	$15.888264	to	$26.613105	$12,628,901	0.85%	to	2.75%	1.13%	to	1.13%	(17.74)%	to	(16.16)%
2017	819,480	$19.314424	to	$31.742262	$18,327,910	0.85%	to	2.75%	1.11%	to	1.22%	36.84%	to	39.46%
2016	920,120	$14.114481	to	$22.760523	$14,913,656	0.85%	to	2.75%	1.11%	to	1.14%	14.60%	to	16.80%
Templeton Foreign VIP Fund
2020	3,601,070	$14.512639	to	$16.500981	$48,335,905	0.30%	to	2.75%	—%	to	3.76%	(3.84)%	to	(1.63)%
2019	3,593,494	$15.092142	to	$16.775065	$49,557,327	0.30%	to	2.75%	—%	to	1.69%	9.48%	to	12.16%
2018	3,879,338	$13.785709	to	$14.956769	$48,366,811	0.30%	to	2.75%	—%	to	2.67%	(17.74)%	to	(15.79)%
2017	4,214,224	$16.758176	to	$17.761339	$63,148,606	0.30%	to	2.75%	—%	to	2.59%	13.53%	to	16.27%
2016	4,970,803	$14.761174	to	$15.275854	$64,936,858	0.30%	to	2.75%	—%	to	1.91%	4.27%	to	6.77%
Templeton Growth VIP Fund
2020	3,733,562	$19.281926	to	$22.474536	$67,260,246	0.50%	to	2.80%	2.90%	to	3.00%	2.88%	to	5.13%
2019	4,405,908	$18.846815	to	$21.378475	$76,144,110	0.50%	to	2.75%	2.77%	to	2.89%	12.03%	to	14.39%
2018	5,113,607	$16.822841	to	$18.688430	$78,065,371	0.50%	to	2.75%	1.83%	to	1.84%	(17.16)%	to	(15.31)%
2017	6,013,942	$20.307880	to	$22.065681	$109,641,328	0.50%	to	2.75%	1.44%	to	1.64%	15.29%	to	17.79%
2016	7,095,202	$17.614976	to	$18.733633	$110,930,197	0.50%	to	2.75%	1.92%	to	2.00%	6.65%	to	8.92%
Franklin Mutual Global Discovery VIP Fund
2020	1,289,446	$18.392654	to	$22.340643	$35,992,426	0.30%	to	2.80%	1.38%	to	2.36%	(7.10)%	to	(4.83)%
2019	1,449,033	$19.798818	to	$22.985609	$43,570,706	0.50%	to	2.80%	1.34%	to	3.00%	20.93%	to	23.66%
2018	1,718,937	$16.371480	to	$18.944755	$42,430,560	0.30%	to	2.80%	—%	to	1.73%	(13.67)%	to	(11.57)%
2017	2,026,252	$18.963990	to	$21.062852	$57,709,185	0.50%	to	2.80%	1.68%	to	1.79%	5.60%	to	7.96%
2016	2,299,590	$17.958351	to	$19.509669	$61,818,346	0.50%	to	2.80%	1.51%	to	1.71%	9.08%	to	11.46%
Franklin Flex Cap Growth VIP Fund
2020	402,782	$42.391561	to	$51.073075	$14,732,220	0.50%	to	2.80%	—%	to	—%	40.89%	to	43.99%
2019	451,210	$30.088821	to	$35.470329	$11,596,294	0.50%	to	2.80%	—%	to	—%	27.54%	to	30.37%
2018	535,563	$23.591030	to	$27.207007	$10,704,620	0.50%	to	2.80%	—%	to	—%	0.29%	to	2.58%
2017	558,501	$23.630633	to	$26.522361	$10,970,274	0.50%	to	2.75%	—%	to	—%	23.50%	to	26.15%
2016	638,501	$19.134239	to	$21.023945	$10,079,964	0.50%	to	2.75%	—%	to	—%	(5.52)%	to	(3.47)%

Templeton Global Bond VIP Fund
2020	617,844	$12.065266	to	$13.770500	$7,941,774	0.50%	to	2.70%	6.02%	to	7.31%	(7.87)%	to	(5.82)%
2019	614,657	$13.096391	to	$14.621949	$8,477,945	0.50%	to	2.70%	6.81%	to	7.87%	(0.86)%	to	1.35%
2018	718,825	$13.209580	to	$14.427373	$9,893,086	0.50%	to	2.70%	—%	to	—%	(0.82)%	to	1.39%
2017	853,837	$13.318597	to	$14.229796	$11,731,550	0.50%	to	2.70%	—%	to	—%	(0.95)%	to	1.25%
2016	972,798	$13.446298	to	$14.053626	$13,338,093	0.50%	to	2.70%	—%	to	—%	0.13%	to	2.36%
Hartford Balanced HLS Fund
2020	2,659,248	$21.989439	to	$25.545702	$10,867,124	1.25%	to	2.75%	1.41%	to	1.71%	8.33%	to	10.23%
2019	2,860,296	$19.948771	to	$23.581242	$10,869,114	1.25%	to	2.75%	1.62%	to	1.93%	19.15%	to	21.27%
2018	3,230,890	$17.178279	to	$19.790765	$10,103,472	0.85%	to	2.75%	—%	to	1.63%	(8.06)%	to	(6.04)%
2017	3,851,653	$18.283142	to	$21.526102	$13,086,763	0.85%	to	2.75%	0.80%	to	2.05%	12.17%	to	14.61%
2016	4,387,479	$15.952107	to	$19.190531	$12,814,954	0.85%	to	2.75%	2.22%	to	2.53%	2.92%	to	5.14%
Hartford Total Return Bond HLS Fund+
2020	12,147,376	$13.804464	to	$14.812980	$84,253,649	0.30%	to	2.80%	—%	to	3.46%	5.71%	to	8.38%
2019	12,743,250	$13.059352	to	$15.793290	$81,197,075	0.50%	to	2.80%	3.58%	to	3.85%	7.27%	to	10.10%
2018	14,815,301	$12.173989	to	$14.344597	$90,020,683	0.50%	to	2.80%	3.70%	to	3.94%	(3.65)%	to	(1.30)%
2017	16,817,785	$12.634875	to	$14.533811	$105,310,772	0.50%	to	2.80%	2.72%	to	2.84%	1.91%	to	4.63%
2016	18,329,294	$12.398507	to	$13.890160	$111,466,608	0.50%	to	2.80%	2.24%	to	2.59%	1.34%	to	3.97%
Hartford Capital Appreciation HLS Fund
2020	6,295,844	$37.257360	to	$42.084285	$89,159,752	0.50%	to	2.80%	0.70%	to	0.83%	18.27%	to	21.31%
2019	7,495,945	$31.503143	to	$34.692391	$90,325,910	0.50%	to	2.80%	0.93%	to	1.15%	27.34%	to	30.63%
2018	8,717,111	$24.738975	to	$26.558553	$82,396,865	0.50%	to	2.80%	0.65%	to	0.89%	(9.74)%	to	(7.42)%
2017	10,221,718	$27.410023	to	$28.687355	$106,852,678	0.50%	to	2.80%	0.84%	to	1.07%	18.45%	to	21.53%
2016	12,087,633	$23.139746	to	$23.605269	$109,530,012	0.50%	to	2.80%	0.86%	to	1.13%	2.34%	to	5.00%
Hartford Dividend and Growth HLS Fund+
2020	4,717,268	$30.593568	to	$39.247339	$62,744,068	0.50%	to	2.80%	1.65%	to	1.70%	4.48%	to	7.23%
2019	5,256,631	$29.281629	to	$36.600599	$66,122,230	0.50%	to	2.80%	1.64%	to	1.87%	24.76%	to	27.96%
2018	6,212,201	$23.470328	to	$28.602526	$61,000,685	0.50%	to	2.80%	1.61%	to	1.86%	(8.17)%	to	(5.79)%

2017	7,208,288	$25.558708	to	$30.360968	$78,574,776	0.50%	to	2.80%	1.35%	to	1.61%	14.85%	to	17.77%
2016	8,617,177	$22.253982	to	$25.780508	$84,569,750	0.50%	to	2.80%	1.71%	to	2.06%	11.42%	to	14.31%
Hartford Healthcare HLS Fund
2020	10,382	$8.922857	to	$8.922857	$92,637	1.40%	to	1.40%	0.31%	to	0.31%	21.08%	to	21.08%
2019	10,494	$7.369428	to	$7.369428	$77,338	1.40%	to	1.40%	—%	to	—%	31.82%	to	31.82%
2018	10,592	$5.590363	to	$5.590363	$59,211	1.40%	to	1.40%	—%	to	—%	(4.31)%	to	(4.31)%
2017	13,766	$5.500146	to	$5.842235	$80,423	1.40%	to	1.75%	—%	to	—%	19.85%	to	20.27%
2016	20,225	$4.589350	to	$4.857765	$97,536	1.40%	to	1.75%	3.33%	to	3.36%	(10.22)%	to	(9.91)%
Hartford Global Growth HLS Fund+
2020	—	$21.539725	to	$49.788353	$—	0.50%	to	2.75%	0.21%	to	0.66%	25.41%	to	28.28%
2019	139,798	$17.175376	to	$38.812232	$1,081,179	0.50%	to	2.75%	0.12%	to	0.40%	28.70%	to	31.95%
2018	156,538	$13.345210	to	$29.413557	$1,037,044	0.50%	to	2.75%	0.27%	to	0.68%	(6.67)%	to	(4.29)%
2017	177,889	$14.299699	to	$30.730518	$998,925	0.50%	to	2.75%	0.27%	to	0.51%	28.78%	to	32.06%
2016	237,517	$11.104106	to	$23.269366	$903,875	0.50%	to	2.75%	0.13%	to	0.68%	(1.05)%	to	1.44%
Hartford Disciplined Equity HLS Fund+
2020	1,263,778	$43.082464	to	$51.794321	$32,277,071	0.50%	to	2.75%	0.30%	to	1.05%	14.84%	to	17.45%
2019	383,311	$25.186511	to	$44.098165	$9,591,064	0.50%	to	2.45%	0.69%	to	0.84%	30.88%	to	33.45%
2018	455,844	$28.896195	to	$33.044016	$8,834,421	0.50%	to	2.70%	—%	to	0.19%	(4.60)%	to	(2.48)%
2017	600,755	$30.291087	to	$33.884927	$11,973,068	0.50%	to	2.70%	0.97%	to	1.54%	18.67%	to	21.31%
2016	684,441	$25.525292	to	$27.932790	$11,480,135	0.50%	to	2.70%	0.17%	to	0.97%	2.94%	to	5.23%
Hartford Growth Opportunities HLS Fund+
2020	—	$59.719372	to	$71.357319	$—	0.50%	to	2.75%	—%	to	—%	47.43%	to	50.43%
2019	770,895	$40.506435	to	$47.435562	$20,172,003	0.50%	to	2.75%	—%	to	—%	27.14%	to	30.03%
2018	899,697	$31.859571	to	$36.479614	$18,432,290	0.50%	to	2.75%	—%	to	—%	(2.20)%	to	0.03%
2017	1,150,790	$32.576607	to	$36.470168	$23,977,401	0.50%	to	2.75%	—%	to	—%	26.91%	to	29.80%
2016	1,435,786	$25.668615	to	$28.097800	$23,340,974	0.50%	to	2.75%	0.43%	to	0.43%	(3.19)%	to	(0.99)%
Hartford High Yield HLS Fund+
2020	—	$16.167203	to	$22.999319	$—	0.30%	to	2.70%	9.28%	to	9.56%	(0.11)%	to	1.89%
2019	266,295	$23.024611	to	$23.276874	$4,723,048	0.50%	to	2.70%	5.69%	to	5.85%	12.00%	to	14.49%
2018	325,547	$20.331660	to	$20.558517	$5,101,395	0.50%	to	2.70%	5.69%	to	6.14%	(6.02)%	to	(3.93)%
2017	392,657	$21.162614	to	$21.874855	$6,566,826	0.50%	to	2.70%	3.56%	to	6.53%	4.74%	to	7.07%
2016	455,559	$19.765540	to	$20.885096	$7,253,753	0.50%	to	2.70%	6.03%	to	6.05%	11.21%	to	13.68%
Hartford International Opportunities HLS Fund
2020	806,161	$22.004357	to	$25.826368	$6,151,630	0.50%	to	2.75%	1.64%	to	1.95%	16.83%	to	19.85%
2019	897,011	$18.834632	to	$21.549247	$5,894,481	0.50%	to	2.75%	1.56%	to	1.93%	22.72%	to	25.80%
2018	993,845	$15.347309	to	$17.130353	$5,387,498	0.50%	to	2.75%	1.64%	to	1.90%	(21.16)%	to	(19.15)%
2017	1,099,728	$19.466539	to	$21.188012	$7,377,364	0.50%	to	2.75%	1.16%	to	1.49%	21.61%	to	24.63%
2016	1,204,232	$12.016012	to	$16.007910	$6,723,023	0.30%	to	2.75%	—%	to	0.95%	(1.80)%	to	0.64%
Hartford MidCap Growth HLS Fund+
2020	—	$32.353976	to	$44.744260	$—	0.85%	to	2.75%	—%	to	—%	22.57%	to	25.02%
2019	46,262	$25.879631	to	$36.504278	$1,197,059	0.85%	to	2.75%	0.15%	to	0.46%	35.78%	to	38.60%
2018	52,926	$18.671699	to	$26.885584	$987,112	0.85%	to	2.75%	0.41%	to	0.68%	(12.69)%	to	(10.81)%
2017	60,900	$20.935673	to	$30.792776	$1,262,811	0.85%	to	2.75%	0.61%	to	1.03%	10.85%	to	13.46%
2016	89,432	$18.452482	to	$27.778644	$1,675,453	0.85%	to	2.75%	—%	to	1.43%	13.18%	to	15.50%
Hartford MidCap HLS Fund+
2020	200,893	$11.912631	to	$12.010227	$2,530,448	0.85%	to	2.75%	—%	to	0.05%	19.13%	to	20.10%
2019	61,227	$11.537710	to	$11.537710	$706,416	1.40%	to	1.40%	—%	to	—%	30.65%	to	30.65%

2018	65,626	$8.830832	to	$8.830832	$579,538	1.40%	to	1.40%	—%	to	—%	(8.93)%	to	(8.93)%
2017	83,625	$9.696947	to	$9.696947	$810,909	1.40%	to	1.40%	—%	to	—%	22.44%	to	22.44%
2016	89,461	$7.919670	to	$7.919670	$708,498	1.40%	to	1.40%	0.03%	to	0.03%	10.14%	to	10.14%
Hartford MidCap Value HLS Fund+
2020	—	$3.365214	to	$20.399453	$—	1.40%	to	2.75%	0.46%	to	0.51%	(7.16)%	to	(6.03)%
2019	27,010	$3.581266	to	$21.973542	$384,357	1.40%	to	2.75%	0.79%	to	0.82%	27.33%	to	29.06%
2018	25,071	$2.774943	to	$17.257533	$268,489	1.40%	to	2.75%	0.50%	to	0.51%	(17.09)%	to	(15.96)%
2017	26,009	$3.301867	to	$20.813961	$346,887	1.40%	to	2.75%	0.31%	to	0.31%	10.11%	to	11.61%
2016	33,243	$2.958388	to	$18.902209	$416,875	1.40%	to	2.75%	—%	to	0.31%	9.50%	to	10.99%
Hartford Ultrashort Bond HLS Fund+
2020	33,991,017	$7.587488	to	$10.326324	$41,061,752	0.30%	to	2.80%	2.01%	to	2.51%	(1.53)%	to	0.97%
2019	35,958,151	$7.705137	to	$10.227567	$40,209,037	0.30%	to	2.80%	1.63%	to	1.67%	(0.29)%	to	2.24%
2018	40,415,942	$7.727460	to	$10.003964	$44,150,314	0.30%	to	2.80%	0.87%	to	0.92%	(1.52)%	to	0.97%
2017	45,072,107	$7.847083	to	$9.907999	$49,071,410	0.30%	to	2.80%	0.51%	to	0.55%	(1.98)%	to	0.50%
2016	52,018,282	$8.005703	to	$9.858641	$57,724,555	0.30%	to	2.80%	0.15%	to	0.16%	(2.13)%	to	0.34%
Hartford Small Company HLS Fund
2020	404,700	$40.427736	to	$48.530009	$3,535,784	0.85%	to	2.80%	—%	to	—%	50.76%	to	54.20%
2019	460,241	$32.191209	to	$38.820600	$2,668,198	0.50%	to	2.80%	—%	to	—%	33.00%	to	36.31%
2018	525,415	$24.204101	to	$28.478787	$2,223,242	0.50%	to	2.80%	—%	to	—%	(7.15)%	to	(4.71)%
2017	612,130	$26.067689	to	$29.886392	$2,768,606	0.50%	to	2.80%	—%	to	—%	22.57%	to	25.73%
2016	696,045	$21.267803	to	$23.769976	$2,725,976	0.50%	to	2.80%	—%	to	—%	(1.01)%	to	1.54%
Hartford SmallCap Growth HLS Fund
2020	61,081	$43.064752	to	$55.691814	$1,739,520	1.25%	to	2.70%	—%	to	—%	29.65%	to	31.54%
2019	61,844	$32.738182	to	$42.955144	$1,348,558	1.25%	to	2.70%	—%	to	—%	32.20%	to	34.13%
2018	71,806	$24.408201	to	$32.493141	$1,249,301	1.25%	to	2.70%	—%	to	—%	(14.05)%	to	(12.80)%
2017	75,199	$24.873776	to	$27.990034	$1,537,864	1.25%	to	2.45%	0.04%	to	0.04%	17.17%	to	18.58%
2016	69,179	$21.228904	to	$23.603716	$1,160,861	1.25%	to	2.45%	0.15%	to	0.15%	9.65%	to	10.98%
Hartford Stock HLS Fund
2020	1,994,989	$29.827801	to	$37.862682	$6,221,722	0.85%	to	2.75%	1.43%	to	1.73%	8.76%	to	11.13%
2019	2,223,894	$26.840834	to	$34.813408	$6,414,508	0.85%	to	2.75%	1.39%	to	1.70%	27.34%	to	30.11%
2018	2,505,854	$20.629307	to	$27.339013	$5,735,937	0.85%	to	2.75%	1.29%	to	1.60%	(3.09)%	to	(0.99)%
2017	2,969,751	$20.835266	to	$28.209319	$6,984,049	0.85%	to	2.75%	1.52%	to	1.86%	16.30%	to	18.83%
2016	3,387,031	$17.533233	to	$24.255468	$6,634,445	0.85%	to	2.75%	1.82%	to	1.90%	4.23%	to	6.51%
Hartford U.S. Government Securities HLS Fund+
2020	—	$9.843552	to	$11.758903	$—	0.65%	to	2.45%	2.30%	to	3.30%	3.43%	to	4.89%
2019	412,889	$9.517556	to	$12.330367	$3,063,361	0.50%	to	2.45%	2.09%	to	2.55%	2.67%	to	4.69%
2018	431,920	$9.510813	to	$11.777786	$3,146,534	0.50%	to	2.70%	—%	to	2.80%	(1.84)%	to	0.34%
2017	563,800	$9.688990	to	$11.737333	$4,537,811	0.50%	to	2.70%	2.16%	to	2.86%	(1.38)%	to	0.81%
2016	591,593	$9.824638	to	$11.642669	$4,708,241	0.50%	to	2.70%	1.56%	to	1.91%	(1.16)%	to	1.03%
Hartford Value HLS Fund+
2020	—	$17.934692	to	$21.376523	$—	0.65%	to	2.45%	1.46%	to	1.73%	(4.72)%	to	(3.38)%
2019	85,266	$18.823819	to	$32.406476	$1,030,465	0.50%	to	2.45%	—%	to	2.04%	24.62%	to	27.07%
2018	93,355	$15.104919	to	$25.502106	$944,573	0.50%	to	2.45%	1.66%	to	1.66%	(12.36)%	to	(10.63)%
2017	104,753	$17.234496	to	$28.535135	$1,264,114	0.50%	to	2.45%	1.75%	to	1.80%	12.65%	to	14.86%
2016	122,918	$15.299496	to	$24.842421	$1,382,086	0.50%	to	2.45%	1.77%	to	1.81%	10.94%	to	13.13%
Rational Trend Aggregation VA Fund

2020	442,170	$17.610333	to	$22.147061	$2,307,859	0.50%	to	2.50%	0.61%	to	0.64%	(1.30)%	to	0.69%
2019	483,719	$19.532184	to	$21.994595	$2,474,112	0.50%	to	2.75%	—%	to	2.19%	4.39%	to	6.76%
2018	553,100	$18.711256	to	$20.601555	$2,605,286	0.50%	to	2.75%	3.71%	to	4.00%	(7.16)%	to	(5.05)%
2017	654,916	$20.154101	to	$21.696327	$3,403,369	0.50%	to	2.75%	3.36%	to	3.38%	(4.26)%	to	(2.08)%
2016	716,440	$21.050591	to	$22.157222	$3,991,887	0.50%	to	2.75%	4.42%	to	4.73%	4.07%	to	6.43%
Rational Insider Buying VA Fund
2020	815,976	$2.601929	to	$37.224402	$2,848,146	0.50%	to	2.50%	—%	to	—%	11.32%	to	13.57%
2019	897,797	$2.337368	to	$32.777444	$2,819,126	0.50%	to	2.50%	—%	to	—%	20.94%	to	23.38%
2018	984,608	$1.932603	to	$26.565284	$2,541,085	0.50%	to	2.50%	0.62%	to	0.69%	(9.47)%	to	(7.64)%
2017	1,186,020	$2.134848	to	$28.763884	$3,494,538	0.50%	to	2.50%	0.54%	to	0.56%	14.62%	to	16.93%
2016	1,453,799	$1.862571	to	$24.598765	$3,742,389	0.50%	to	2.50%	0.61%	to	0.64%	8.26%	to	10.45%
Lord Abbett Series Fund - Fundamental Equity Portfolio
2020	23,385	$21.435305	to	$26.897280	$606,555	0.50%	to	1.45%	0.89%	to	0.98%	0.31%	to	1.27%
2019	31,229	$21.369380	to	$26.561027	$782,705	0.50%	to	1.45%	0.99%	to	1.12%	19.77%	to	20.91%
2018	55,923	$17.842358	to	$21.967697	$1,163,402	0.50%	to	1.45%	1.40%	to	1.51%	(9.48)%	to	(8.61)%
2017	60,492	$19.639304	to	$24.038372	$1,385,575	0.50%	to	1.50%	—%	to	1.04%	10.90%	to	12.01%
2016	69,743	$17.709076	to	$21.460226	$1,432,057	0.50%	to	1.50%	1.14%	to	1.20%	14.02%	to	15.17%
Lord Abbett Series Fund - Dividend Growth Portfolio+
2020	86,706	$28.833806	to	$33.192977	$2,431,597	1.25%	to	2.40%	0.86%	to	0.94%	12.68%	to	13.98%
2019	115,080	$25.296771	to	$29.457917	$2,839,270	1.25%	to	2.40%	1.54%	to	1.73%	23.45%	to	24.88%
2018	138,237	$21.153997	to	$23.150651	$2,725,654	0.85%	to	2.70%	—%	to	—%	(7.21)%	to	(5.48)%
2017	145,762	$22.380222	to	$24.950037	$3,061,894	0.85%	to	2.70%	0.39%	to	0.43%	15.95%	to	18.12%
2016	183,230	$18.947640	to	$21.517417	$3,283,453	0.85%	to	2.70%	1.15%	to	2.46%	12.04%	to	14.13%
Lord Abbett Series Fund - Bond Debenture Portfolio
2020	382,840	$21.387305	to	$21.574761	$7,536,722	0.50%	to	2.70%	3.78%	to	4.48%	4.45%	to	6.77%
2019	402,768	$20.206957	to	$20.476753	$7,503,126	0.50%	to	2.70%	3.66%	to	3.80%	10.34%	to	12.79%
2018	458,967	$17.915732	to	$18.558562	$7,658,781	0.50%	to	2.70%	3.95%	to	4.27%	(6.58)%	to	(4.50)%
2017	549,121	$18.759450	to	$19.864893	$9,682,291	0.50%	to	2.70%	3.04%	to	4.10%	6.30%	to	8.67%
2016	567,672	$17.263252	to	$18.687005	$9,315,754	0.50%	to	2.70%	4.46%	to	6.07%	9.15%	to	11.57%
Lord Abbett Series Fund - Growth and Income Portfolio
2020	64,914	$19.077676	to	$24.849461	$1,198,609	1.25%	to	2.40%	1.59%	to	1.76%	0.26%	to	1.42%
2019	68,454	$18.810265	to	$24.784516	$1,256,255	1.25%	to	2.40%	1.41%	to	1.69%	19.59%	to	20.97%
2018	80,263	$20.724317	to	$21.464992	$1,223,586	0.50%	to	2.40%	—%	to	1.39%	(10.32)%	to	(8.60)%
2017	93,217	$23.110049	to	$23.485274	$1,576,087	0.50%	to	2.40%	1.37%	to	1.38%	10.69%	to	12.82%
2016	116,670	$20.817381	to	$20.877488	$1,754,696	0.50%	to	2.40%	1.41%	to	1.47%	14.34%	to	16.53%
MFS® Growth Series
2020	846,787	$54.121821	to	$61.875988	$27,262,576	0.50%	to	2.80%	—%	to	—%	28.22%	to	30.88%
2019	1,039,287	$42.210773	to	$47.276922	$25,902,364	0.50%	to	2.80%	—%	to	—%	34.34%	to	37.09%
2018	1,349,898	$31.421847	to	$34.485795	$25,065,303	0.50%	to	2.80%	—%	to	0.09%	(0.17)%	to	1.90%
2017	1,533,512	$31.474515	to	$34.422833	$28,375,046	0.30%	to	2.80%	—%	to	0.10%	27.78%	to	30.69%
2016	1,900,666	$24.631996	to	$26.339016	$26,796,913	0.30%	to	2.80%	—%	to	0.04%	(0.39)%	to	1.87%
MFS® Global Equity Series
2020	127,282	$31.180053	to	$43.333033	$4,228,819	0.85%	to	2.70%	0.94%	to	1.18%	10.27%	to	12.33%
2019	143,688	$28.276158	to	$38.576897	$4,257,184	0.85%	to	2.70%	1.07%	to	1.09%	27.09%	to	29.46%
2018	167,511	$22.248543	to	$29.797244	$3,884,571	0.85%	to	2.70%	0.78%	to	0.93%	(12.15)%	to	(10.51)%
2017	199,279	$25.325223	to	$33.295481	$5,247,444	0.85%	to	2.70%	0.81%	to	0.82%	20.77%	to	23.02%
2016	218,763	$20.970437	to	$27.065192	$4,771,582	0.85%	to	2.70%	0.94%	to	0.96%	4.49%	to	6.44%

MFS® Investors Trust Series
2020	1,591,266	$27.285498	to	$33.438558	$41,084,911	1.25%	to	2.80%	0.43%	to	0.63%	10.72%	to	12.19%
2019	1,799,987	$24.321045	to	$30.199846	$41,612,666	1.25%	to	2.80%	0.49%	to	0.68%	27.95%	to	29.62%
2018	2,130,444	$18.968143	to	$23.603351	$38,137,214	1.15%	to	2.80%	0.44%	to	0.64%	(8.10)%	to	(6.79)%
2017	2,583,712	$20.349036	to	$25.683454	$49,741,630	1.15%	to	2.80%	0.54%	to	0.72%	19.94%	to	21.62%
2016	3,098,037	$16.584360	to	$21.413220	$49,243,607	1.25%	to	2.80%	0.53%	to	0.86%	5.59%	to	6.97%
MFS® Mid Cap Growth Series
2020	1,035,201	$23.533536	to	$59.054337	$20,839,863	0.85%	to	2.75%	—%	to	—%	32.78%	to	35.33%
2019	1,282,549	$17.390355	to	$44.475488	$19,290,225	0.85%	to	2.75%	—%	to	—%	34.90%	to	37.49%
2018	1,259,139	$12.648609	to	$32.968847	$14,042,057	0.85%	to	2.75%	—%	to	—%	(1.51)%	to	0.38%
2017	1,343,451	$12.601001	to	$33.475229	$15,121,769	0.85%	to	2.75%	0.12%	to	0.12%	23.55%	to	25.92%
2016	1,572,628	$10.007009	to	$27.093650	$14,169,737	0.85%	to	2.75%	—%	to	—%	2.06%	to	4.02%
MFS® New Discovery Series
2020	702,069	$35.553185	to	$68.934908	$34,410,603	0.65%	to	2.80%	—%	to	—%	41.86%	to	44.64%
2019	869,411	$24.580273	to	$48.592365	$29,729,469	0.65%	to	2.80%	—%	to	—%	37.79%	to	40.36%
2018	1,032,226	$17.512382	to	$35.265658	$25,121,157	0.65%	to	2.80%	—%	to	—%	(4.20)%	to	(2.35)%
2017	1,236,454	$17.934518	to	$36.811059	$31,095,608	0.65%	to	2.80%	—%	to	—%	23.16%	to	25.51%
2016	1,483,583	$14.288949	to	$29.888778	$30,037,343	0.65%	to	2.80%	—%	to	—%	6.04%	to	8.09%
MFS® Total Return Series
2020	4,622,166	$21.389078	to	$25.440330	$116,231,983	0.50%	to	2.75%	0.50%	to	2.31%	6.83%	to	8.97%
2019	5,233,066	$20.020743	to	$23.346161	$121,775,278	0.50%	to	2.75%	1.96%	to	2.36%	17.12%	to	19.52%
2018	5,995,011	$17.094302	to	$19.533646	$118,370,706	0.50%	to	2.75%	2.00%	to	2.19%	(8.17)%	to	(6.34)%
2017	6,864,595	$18.615767	to	$20.856045	$146,002,086	0.50%	to	2.75%	2.18%	to	2.38%	9.25%	to	11.47%
2016	8,086,822	$17.039000	to	$18.710636	$155,634,755	0.50%	to	2.75%	2.68%	to	2.79%	6.14%	to	8.27%
MFS® Value Series
2020	1,459,021	$28.427263	to	$34.628548	$46,304,868	0.30%	to	2.80%	—%	to	1.62%	0.62%	to	2.91%
2019	1,549,300	$28.253107	to	$32.949434	$48,293,123	0.50%	to	2.80%	1.75%	to	2.13%	26.22%	to	28.86%
2018	1,889,807	$22.384386	to	$25.569995	$46,149,247	0.50%	to	2.80%	1.30%	to	1.58%	(12.57)%	to	(10.80)%
2017	2,233,173	$25.602921	to	$29.158588	$61,806,760	0.30%	to	2.80%	—%	to	1.92%	14.40%	to	17.00%
2016	2,651,324	$22.379369	to	$24.922682	$63,152,998	0.30%	to	2.80%	—%	to	2.08%	10.94%	to	13.43%
MFS® Total Return Bond Series
2020	3,727,026	$14.131653	to	$16.425026	$58,868,227	0.50%	to	2.80%	3.21%	to	3.45%	5.47%	to	7.63%
2019	4,023,444	$13.398268	to	$15.260070	$59,715,066	0.50%	to	2.80%	2.35%	to	3.48%	7.16%	to	9.37%
2018	4,542,725	$12.502604	to	$13.952486	$62,099,288	0.50%	to	2.80%	2.94%	to	3.30%	(3.82)%	to	(1.82)%
2017	5,299,312	$12.998837	to	$14.211206	$74,483,025	0.50%	to	2.80%	2.95%	to	3.37%	1.57%	to	3.66%
2016	5,749,097	$12.797583	to	$13.708924	$78,599,528	0.50%	to	2.80%	3.22%	to	3.40%	1.36%	to	3.49%
MFS® Research Series
2020	117,930	$37.951847	to	$38.721351	$3,925,925	0.85%	to	2.75%	0.72%	to	0.73%	13.43%	to	15.61%
2019	135,064	$33.458059	to	$33.494040	$3,924,633	0.85%	to	2.75%	0.78%	to	0.79%	29.34%	to	31.82%
2018	140,943	$25.408533	to	$25.867939	$3,137,820	0.85%	to	2.75%	0.69%	to	0.70%	(6.96)%	to	(5.18)%
2017	173,623	$26.796181	to	$27.804362	$4,116,069	0.85%	to	2.75%	1.35%	to	1.36%	20.02%	to	22.32%
2016	185,876	$21.905803	to	$23.165645	$3,649,101	0.85%	to	2.75%	0.76%	to	0.79%	5.79%	to	7.82%
MFS® High Yield Portfolio
2020	1,659,418	$11.979282	to	$13.868809	$21,424,100	0.85%	to	2.80%	5.62%	to	5.64%	2.19%	to	4.20%
2019	1,903,973	$11.723106	to	$13.310228	$23,817,976	0.85%	to	2.80%	5.72%	to	5.73%	11.64%	to	13.84%
2018	2,169,225	$10.500893	to	$11.692453	$24,065,291	0.85%	to	2.80%	5.64%	to	5.64%	(5.76)%	to	(3.90)%
2017	2,511,844	$11.142162	to	$12.166841	$29,269,488	0.85%	to	2.80%	6.10%	to	6.46%	3.74%	to	5.78%

2016	2,755,806	$10.740269	to	$11.501580	$30,652,921	0.85%	to	2.80%	6.73%	to	6.75%	10.68%	to	12.86%
BlackRock Managed Volatility V.I. Fund
2020	2,137,156	$10.148217	to	$10.503914	$22,178,204	0.30%	to	1.50%	3.68%	to	3.80%	1.71%	to	2.94%
2019	2,379,149	$9.977691	to	$10.204233	$24,088,424	0.30%	to	1.50%	3.16%	to	3.28%	0.33%	to	1.54%
2018♦	2,667,511	$9.944640	to	$10.049156	$26,709,637	0.30%	to	1.50%	1.51%	to	1.54%	(0.55)%	to	0.49%
BlackRock Global Allocation V.I. Fund
2020	2,918	$17.684316	to	$17.892685	$51,552	0.50%	to	0.75%	1.33%	to	1.33%	19.81%	to	20.11%
2019	2,963	$14.760724	to	$14.897373	$43,648	0.50%	to	0.75%	0.43%	to	0.62%	16.88%	to	17.17%
2018	16,962	$12.629451	to	$12.714556	$213,803	0.50	to	0.75	0.87%	to	0.87%	(8.27)%	to	(8.04)%
2017	17,028	$13.767961	to	$13.826114	$233,834	0.50	to	0.75	1.27%	to	1.29%	12.86%	to	13.14%
2016	16,468	$11.552461	to	$12.220278	$200,285	0.50	to	1.45	—%	to	1.27%	2.31%	to	3.29%
BlackRock S&P 500 Index V.I. Fund
2020	243,107	$13.778283	to	$14.240813	$3,421,627	0.30%	to	1.45%	1.48%	to	1.50%	16.23%	to	17.57%
2019	311,223	$11.854609	to	$12.112500	$3,742,173	0.30%	to	1.45%	1.86%	to	1.88%	29.09%	to	30.58%
2018♦	408,928	$9.183495	to	$9.276028	$3,780,185	0.30%	to	1.45%	0.36%	to	0.88%	(8.17)%	to	(7.24)%
BlackRock Large Cap Focus Growth V.I. Fund
2020	12,257	$36.770571	to	$42.109765	$519,637	1.75%	to	2.15%	—%	to	—%	40.69%	to	41.25%
2019	12,257	$26.032122	to	$41.386696	$369,102	1.75%	to	2.45%	—%	to	—%	29.49%	to	30.40%
2018	13,420	$19.963519	to	$31.961560	$321,178	1.75%	to	2.45%	—%	to	—%	0.52%	to	1.23%
2017	15,345	$19.721825	to	$31.796548	$363,831	1.75%	to	2.45%	0.02%	to	0.04%	26.42%	to	27.31%
2016	23,745	$15.491046	to	$25.150778	$443,860	1.75%	to	2.45%	0.76%	to	1.07%	5.27%	to	6.01%
BlackRock Equity Dividend V.I. Fund
2020	20,687	$22.268401	to	$24.467754	$497,388	0.50%	to	1.45%	2.02%	to	2.03%	2.08%	to	3.05%
2019	21,419	$21.814802	to	$23.742678	$500,702	0.50%	to	1.45%	1.81%	to	1.81%	25.63%	to	26.82%
2018	32,880	$17.364852	to	$18.720835	$608,215	0.50%	to	1.45%	1.68%	to	1.73%	(8.75)%	to	(7.88)%
2017	34,579	$19.029838	to	$20.321731	$695,324	0.50%	to	1.45%	1.45%	to	1.55%	14.81%	to	15.91%
2016	40,661	$16.574538	to	$17.532485	$705,620	0.50%	to	1.45%	1.46%	to	1.54%	14.39%	to	15.48%
Morgan Stanley VIF Core Plus Fixed Income Portfolio
2020	385	$12.606666	to	$12.606666	$4,856	1.70%	to	1.70%	2.62%	to	2.62%	5.74%	to	5.74%
2019	418	$11.922847	to	$11.922847	$4,990	1.70%	to	1.70%	0.88%	to	0.88%	8.75%	to	8.75%
2018	3,928	$10.963905	to	$10.963905	$43,069	1.70%	to	1.70%	2.31%	to	2.31%	(2.58)%	to	(2.58)%
2017	3,989	$11.254344	to	$11.254344	$44,894	1.70%	to	1.70%	2.91%	to	2.91%	4.11%	to	4.11%
2016	4,051	$10.810072	to	$10.810072	$43,794	1.70%	to	1.70%	1.67%	to	1.67%	4.08%	to	4.08%
Morgan Stanley VIF Growth Portfolio
2020	6,129	$54.631252	to	$60.685679	$346,829	1.35%	to	2.75%	—%	to	—%	110.89%	to	113.86%
2019	7,437	$25.904504	to	$28.376220	$199,204	1.35%	to	2.75%	—%	to	—%	27.91%	to	29.71%
2018	8,112	$20.252770	to	$21.877160	$169,019	1.35%	to	2.75%	—%	to	—%	4.39%	to	5.86%
2017	13,935	$19.401823	to	$20.666424	$280,826	1.35%	to	2.75%	—%	to	—%	38.95%	to	40.91%
2016	17,208	$13.963132	to	$14.666750	$247,562	1.35%	to	2.75%	—%	to	—%	(4.58)%	to	(3.24)%
Morgan Stanley VIF Discovery Portfolio
2020	33,408	$72.026905	to	$101.061146	$2,229,392	0.85%	to	2.70%	—%	to	—%	145.35%	to	149.91%
2019	54,855	$28.820599	to	$41.191212	$1,470,377	0.85%	to	2.70%	—%	to	—%	36.24%	to	38.78%
2018	70,508	$20.766699	to	$30.233586	$1,368,170	0.85%	to	2.70%	—%	to	—%	7.58%	to	9.59%
2017	83,954	$18.949179	to	$28.102860	$1,503,552	0.85%	to	2.70%	—%	to	—%	34.91%	to	37.43%
2016	99,265	$13.788729	to	$20.830859	$1,299,458	0.85%	to	2.70%	—%	to	—%	(11.27)%	to	(9.61)%
Invesco V.I. American Value Fund
2020	62,527	$17.226208	to	$21.150556	$1,238,222	0.85%	to	2.45%	0.65%	to	0.68%	(1.58)%	to	—%

2019	55,563	$17.503412	to	$21.149754	$1,107,422	0.85%	to	2.45%	0.42%	to	0.42%	21.70%	to	23.66%
2018	52,230	$14.382978	to	$17.103787	$851,161	0.85%	to	2.45%	0.19%	to	0.20%	(14.98)%	to	(13.60)%
2017	57,869	$16.916529	to	$19.797010	$1,098,112	0.85%	to	2.45%	0.55%	to	0.60%	7.03%	to	8.75%
2016	53,924	$15.805692	to	$18.203574	$950,108	0.85%	to	2.45%	0.12%	to	0.12%	12.43%	to	14.24%
BlackRock Capital Appreciation V.I. Fund
2020	9,699	$34.451234	to	$37.853614	$360,516	0.50%	to	1.45%	—%	to	—%	39.48%	to	40.81%
2019	13,349	$24.699361	to	$26.882304	$353,068	0.50%	to	1.45%	—%	to	—%	29.66%	to	30.89%
2018	22,896	$19.050058	to	$20.537687	$473,661	0.50%	to	1.45%	—%	to	—%	0.66%	to	1.62%
2017	26,551	$18.925560	to	$20.210434	$539,619	0.50%	to	1.45%	—%	to	—%	31.03%	to	32.28%
2016	36,553	$14.443338	to	$15.278228	$559,679	0.50%	to	1.45%	—%	to	—%	(1.57)%	to	(0.63)%
Columbia Variable Portfolio - Asset Allocation Fund+
2020	—	$1.873248	to	$20.500709	$—	1.70%	to	2.80%	2.70%	to	2.73%	(7.36)%	to	(6.99)%
2019	839,913	$2.014132	to	$22.130246	$1,844,058	1.70%	to	2.80%	2.00%	to	2.01%	17.79%	to	19.09%
2018	835,850	$1.691211	to	$18.787480	$1,566,412	1.70%	to	2.80%	1.45%	to	1.47%	(7.16)%	to	(6.13)%
2017	896,939	$1.801739	to	$20.236855	$1,931,134	1.70%	to	2.80%	1.59%	to	1.64%	12.43%	to	13.67%
2016	1,027,526	$1.585011	to	$17.999392	$1,929,599	1.70%	to	2.80%	2.22%	to	2.23%	2.45%	to	3.58%
Columbia Variable Portfolio - Dividend Opportunity Fund
2020	368,841	$15.867280	to	$17.647469	$6,246,855	1.70%	to	2.80%	—%	to	—%	(1.64)%	to	(0.56)%
2019	375,913	$16.132372	to	$17.746052	$6,431,800	1.70%	to	2.80%	—%	to	—%	20.65%	to	21.98%
2018	418,079	$13.371688	to	$14.548520	$5,878,021	1.70%	to	2.80%	—%	to	—%	(8.34)%	to	(7.32)%
2017	474,696	$14.587562	to	$15.697718	$7,236,021	1.70%	to	2.80%	—%	to	—%	11.22%	to	12.45%
2016	552,896	$13.115961	to	$13.959804	$7,528,292	1.70%	to	2.80%	—%	to	—%	10.53%	to	11.75%
Columbia Variable Portfolio - Income Opportunities Fund
2020	383,937	$11.985355	to	$13.056240	$4,858,372	1.70%	to	2.80%	4.74%	to	4.82%	2.97%	to	4.11%
2019	409,472	$11.639297	to	$12.540566	$5,000,820	1.70%	to	2.80%	5.04%	to	5.04%	13.25%	to	14.51%
2018	434,783	$10.277245	to	$10.951963	$4,653,102	1.70%	to	2.80%	5.00%	to	5.09%	(6.41)%	to	(5.38)%
2017	486,473	$10.981367	to	$11.574276	$5,519,773	1.70%	to	2.80%	6.23%	to	6.27%	3.62%	to	4.76%
2016	551,922	$10.598072	to	$11.048118	$6,004,460	1.70%	to	2.80%	10.70%	to	10.87%	7.87%	to	9.06%

Columbia Variable Portfolio - Mid Cap Growth Fund
2020	302,809	$24.560410	to	$26.651034	$7,794,103	1.70%	to	2.75%	—%	to	—%	31.75%	to	33.14%
2019	342,605	$18.641561	to	$20.017211	$6,651,243	1.70%	to	2.75%	—%	to	—%	31.51%	to	32.90%
2018	398,172	$14.174651	to	$15.061723	$5,835,021	1.70%	to	2.75%	—%	to	—%	(7.35)%	to	(6.38)%
2017	456,179	$15.299871	to	$16.087414	$7,176,535	1.70%	to	2.75%	—%	to	—%	19.65%	to	20.91%
2016	519,137	$12.787005	to	$13.304866	$6,786,779	1.70%	to	2.75%	—%	to	—%	(0.48)%	to	0.57%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund+
2020♦	214,460	$14.232850	to	$14.371001	$3,072,328	1.25%	to	2.75%	—%	to	—%	42.33%	to	43.71%
Invesco Oppenheimer V.I. Capital Appreciation Fund
2020	10,818	$26.045916	to	$30.380295	$316,315	1.25%	to	2.45%	—%	to	—%	32.94%	to	34.55%
2019	14,926	$19.591677	to	$22.579571	$323,703	1.25%	to	2.45%	—%	to	—%	32.56%	to	34.16%
2018	21,233	$14.779214	to	$16.830265	$344,548	1.25%	to	2.45%	—%	to	—%	(8.23)%	to	(7.12)%
2017	27,283	$16.105084	to	$18.121213	$478,267	1.25%	to	2.45%	0.01%	to	0.01%	23.44%	to	24.93%
2016	38,555	$13.046402	to	$14.504715	$543,614	1.25%	to	2.45%	0.11%	to	0.12%	(4.79)%	to	(3.64)%
Invesco Oppenheimer V.I. Global Fund
2020	162,861	$26.647038	to	$36.414905	$4,249,475	1.25%	to	2.70%	—%	to	0.43%	23.95%	to	25.76%
2019	199,080	$21.189468	to	$29.379437	$4,172,594	1.25%	to	2.70%	0.61%	to	0.64%	27.96%	to	29.82%
2018	229,247	$16.321785	to	$22.960360	$3,710,054	1.25%	to	2.70%	0.76%	to	0.77%	(15.70)%	to	(14.47)%

2017	285,296	$19.848103	to	$27.236947	$5,392,022	0.85%	to	2.70%	0.65%	to	0.76%	32.69%	to	35.17%
2016	317,145	$14.684228	to	$20.526498	$4,470,280	0.85%	to	2.70%	0.77%	to	0.77%	(2.82)%	to	(1.00)%
Invesco Oppenheimer V.I. Main Street Fund®++
2020	15,556	$22.967480	to	$28.199727	$409,190	0.85%	to	2.45%	—%	to	1.20%	10.94%	to	12.73%
2019	20,401	$20.702074	to	$25.014872	$477,680	0.85%	to	2.45%	0.81%	to	0.81%	28.55%	to	30.62%
2018	34,494	$16.103869	to	$19.150336	$621,775	0.85%	to	2.45%	0.90%	to	0.92%	(10.32)%	to	(8.88)%
2017	44,637	$17.957499	to	$21.015465	$884,787	0.85%	to	2.45%	—%	to	1.01%	13.81%	to	15.65%
2016	63,862	$17.541290	to	$24.640162	$1,126,233	1.25%	to	2.40%	0.75%	to	0.92%	8.66%	to	9.92%
Invesco Oppenheimer V.I. Main Street Small Cap Fund®++
2020	117,264	$31.647238	to	$40.307414	$3,450,766	0.85%	to	2.70%	0.37%	to	0.41%	16.45%	to	18.62%
2019	136,646	$26.678781	to	$34.613533	$3,415,306	0.85%	to	2.70%	—%	to	—%	22.78%	to	25.07%
2018	149,749	$21.331624	to	$28.192134	$3,020,033	0.85%	to	2.70%	0.06%	to	0.06%	(12.92)%	to	(11.30)%
2017	178,400	$24.047995	to	$32.376125	$4,081,297	0.85%	to	2.70%	0.62%	to	0.65%	10.88%	to	12.95%
2016	222,152	$21.291496	to	$29.199890	$4,535,693	0.85%	to	2.70%	0.25%	to	0.25%	14.54%	to	16.68%
Putnam VT Diversified Income Fund
2020	592,008	$15.872256	to	$18.576488	$8,688,645	0.85%	to	2.70%	6.60%	to	7.55%	(3.54)%	to	(1.74)%
2019	615,467	$16.153825	to	$19.259015	$9,252,244	0.85%	to	2.70%	3.18%	to	4.91%	8.27%	to	10.29%
2018	717,886	$14.646834	to	$17.788260	$9,883,469	0.85%	to	2.70%	3.74%	to	4.24%	(3.62)%	to	(1.82)%
2017	820,853	$14.918344	to	$18.456355	$11,591,824	0.85%	to	2.70%	5.34%	to	5.53%	4.27%	to	6.22%
2016	929,770	$14.045264	to	$17.700565	$12,444,852	0.85%	to	2.70%	7.02%	to	7.16%	2.61%	to	4.53%
Putnam VT Global Asset Allocation Fund
2020	24,907	$20.686324	to	$27.165979	$489,361	1.25%	to	2.40%	1.83%	to	1.85%	9.65%	to	10.91%
2019	29,135	$18.650633	to	$24.775815	$516,098	1.25%	to	2.40%	1.43%	to	2.46%	14.35%	to	15.68%
2018	33,425	$16.123119	to	$21.665735	$522,048	1.25%	to	2.40%	1.74%	to	1.83%	(9.46)%	to	(8.41)%
2017	35,413	$17.603743	to	$23.929053	$611,647	1.25%	to	2.40%	1.45%	to	1.45%	12.60%	to	13.90%
2016	45,602	$15.454823	to	$21.250834	$694,957	1.25%	to	2.40%	1.74%	to	2.21%	4.18%	to	5.39%
Putnam VT Growth Opportunities Fund
2020	49,345	$25.153216	to	$26.271547	$1,285,909	0.50%	to	1.45%	0.04%	to	0.05%	36.71%	to	38.02%
2019	77,427	$18.398600	to	$19.035053	$1,464,063	0.50%	to	1.45%	0.13%	to	0.14%	34.78%	to	36.06%
2018	121,008	$13.651188	to	$13.990078	$1,684,721	0.50%	to	1.45%	—%	to	—%	0.91%	to	1.87%
2017	141,273	$13.528598	to	$13.733316	$1,934,211	0.50%	to	1.45%	0.10%	to	0.11%	29.02%	to	30.25%
2016♦	184,130	$10.485674	to	$10.543823	$1,939,236	0.50%	to	1.45%	—%	to	—%	4.86%	to	5.44%
Putnam VT International Value Fund
2020	1,288	$9.245395	to	$10.114857	$12,451	1.25%	to	1.95%	2.48%	to	2.54%	1.93%	to	2.65%
2019	1,604	$9.853684	to	$16.020063	$15,079	1.25%	to	2.30%	2.42%	to	2.69%	17.49%	to	18.73%
2018	3,328	$8.299263	to	$13.635139	$27,231	1.25%	to	2.30%	1.91%	to	2.03%	(19.49)%	to	(18.64)%
2017	3,686	$10.200436	to	$16.935698	$37,194	1.25%	to	2.30%	1.41%	to	1.46%	21.86%	to	23.15%
2016	14,262	$8.283132	to	$13.897450	$114,925	1.25%	to	2.30%	1.55%	to	2.37%	(1.19)%	to	(0.15)%
Putnam VT International Equity Fund
2020	22,847	$12.820487	to	$17.866625	$278,342	0.85%	to	2.75%	1.57%	to	1.61%	9.06%	to	11.15%
2019	23,544	$11.534710	to	$16.382955	$261,063	0.85%	to	2.75%	1.37%	to	1.50%	21.76%	to	24.09%
2018	27,181	$9.295079	to	$13.454862	$244,772	0.85%	to	2.75%	1.34%	to	1.39%	(21.31)%	to	(19.80)%
2017	28,739	$11.589569	to	$17.098285	$324,315	0.85%	to	2.75%	0.41%	to	2.17%	23.15%	to	25.51%
2016	32,659	$8.913224	to	$13.884178	$294,529	1.25%	to	2.75%	3.35%	to	3.70%	(5.10)%	to	(3.67)%
Putnam VT Small Cap Value Fund
2020	7,887	$17.763636	to	$21.814143	$159,202	0.85%	to	2.45%	0.90%	to	1.08%	1.45%	to	3.08%
2019	8,731	$17.510173	to	$21.161632	$172,856	0.85%	to	2.45%	0.65%	to	0.71%	21.24%	to	23.19%

2018	10,583	$14.442914	to	$17.178045	$180,596	0.85%	to	2.45%	0.40%	to	0.40%	(21.87)%	to	(20.61)%
2017	12,307	$21.636201	to	$29.607146	$264,445	0.85%	to	2.70%	0.14%	to	0.70%	5.00%	to	6.96%
2016	13,471	$19.525830	to	$28.197366	$276,555	1.25%	to	2.70%	—%	to	1.05%	24.10%	to	25.91%
JPMorgan Insurance Trust Core Bond Portfolio
2020	1,465,094	$13.331159	to	$14.660277	$23,227,771	1.25%	to	2.40%	1.86%	to	1.94%	5.29%	to	6.51%
2019	1,648,066	$12.661550	to	$13.764758	$24,535,769	1.25%	to	2.40%	2.59%	to	2.88%	5.61%	to	6.83%
2018	1,995,834	$11.988878	to	$12.884475	$27,935,309	1.25%	to	2.40%	2.44%	to	2.46%	(2.32)%	to	(1.19)%
2017	2,305,493	$12.274080	to	$13.040154	$32,676,592	1.25%	to	2.40%	2.58%	to	2.63%	1.12%	to	2.29%
2016	2,561,530	$12.138605	to	$12.748775	$35,591,635	1.25%	to	2.40%	2.77%	to	2.84%	(0.31)%	to	0.85%
JPMorgan Insurance Trust U.S. Equity Portfolio
2020	99,087	$42.274157	to	$44.372926	$4,213,001	1.35%	to	2.40%	0.81%	to	0.83%	22.29%	to	23.58%
2019	121,796	$34.207190	to	$36.284271	$4,190,564	1.35%	to	2.40%	0.85%	to	0.97%	28.63%	to	29.99%
2018	135,928	$26.315372	to	$28.207466	$3,601,813	1.35%	to	2.40%	0.85%	to	0.86%	(8.39)%	to	(7.42)%
2017	167,507	$28.425441	to	$30.791075	$4,794,811	1.35%	to	2.40%	0.88%	to	0.91%	19.43%	to	20.69%
2016	208,022	$23.552269	to	$25.781403	$4,941,254	1.35%	to	2.40%	1.00%	to	1.01%	8.31%	to	9.45%
JPMorgan Insurance Trust Mid Cap Value Portfolio
2020	91,402	$31.030844	to	$33.710071	$2,840,486	1.35%	to	2.40%	1.23%	to	1.53%	(2.01)%	to	(0.98)%
2019	94,868	$31.336582	to	$34.401541	$2,981,581	1.35%	to	2.40%	1.57%	to	1.70%	23.76%	to	25.06%
2018	102,256	$25.056568	to	$27.797246	$2,570,558	1.35%	to	2.40%	0.99%	to	0.99%	(13.93)%	to	(13.02)%
2017	119,256	$28.806816	to	$32.295239	$3,453,381	1.35%	to	2.40%	0.81%	to	0.81%	11.07%	to	12.24%
2016	147,100	$25.665526	to	$29.077072	$3,791,920	1.35%	to	2.40%	0.87%	to	0.87%	11.98%	to	13.16%
Putnam VT Equity Income Fund
2020	795	$28.991681	to	$37.523333	$27,482	0.65%	to	0.75%	1.70%	to	2.34%	5.01%	to	5.12%
2019	1,740	$27.607823	to	$36.263155	$59,882	0.50%	to	0.75%	1.98%	to	2.07%	29.43%	to	29.75%
2018	4,859	$21.330168	to	$27.947538	$132,671	0.50%	to	0.75%	0.69%	to	0.69%	(9.17)%	to	(8.94)%
2017	5,059	$23.484207	to	$30.692956	$151,942	0.50%	to	0.75%	1.67%	to	1.67%	17.89%	to	18.18%
2016	5,229	$20.012284	to	$25.971361	$133,076	0.50%	to	1.45%	—%	to	1.79%	12.01%	to	13.08%
PIMCO VIT All Asset Portfolio
2020	926	$14.544835	to	$14.544835	$13,471	0.65%	to	0.65%	4.88%	to	4.88%	7.21%	to	7.21%
2019	933	$13.566822	to	$13.749444	$12,653	0.50%	to	0.65%	0.70%	to	2.40%	11.02%	to	11.19%
2018	10,520	$11.470489	to	$12.366123	$128,624	0.50%	to	1.45%	—%	to	3.03%	(6.81)%	to	(5.92)%
2017	11,313	$12.308429	to	$13.144011	$146,745	0.50%	to	1.45%	4.52%	to	4.55%	11.75%	to	12.81%
2016	11,674	$11.014586	to	$11.651192	$134,456	0.50%	to	1.45%	2.35%	to	2.53%	11.28%	to	12.34%
PIMCO StocksPLUS® Global Portfolio
2020	17,465	$16.885926	to	$18.553325	$318,189	0.50%	to	1.45%	1.09%	to	1.09%	11.41%	to	12.47%
2019	19,298	$15.156784	to	$16.496037	$313,216	0.50%	to	1.45%	1.52%	to	1.52%	25.69%	to	26.89%
2018	26,738	$12.058566	to	$13.000146	$343,496	0.50%	to	1.45%	1.53%	to	1.54%	(12.03)%	to	(11.19)%
2017	27,479	$13.707092	to	$14.637587	$397,931	0.50%	to	1.45%	3.31%	to	3.32%	21.22%	to	22.38%
2016	37,054	$11.307594	to	$11.961135	$438,441	0.50%	to	1.45%	5.01%	to	5.06%	6.20%	to	7.21%
Prudential Series Jennison 20/20 Focus Portfolio
2020	282	$4.069926	to	$40.601528	$8,206	1.55%	to	1.65%	—%	to	—%	28.28%	to	28.41%
2019	283	$2.970416	to	$31.619387	$6,405	1.55%	to	2.00%	—%	to	—%	25.86%	to	26.43%
2018	10,375	$2.360103	to	$25.010073	$28,898	1.55%	to	2.00%	—%	to	—%	(7.59)%	to	(7.17)%
2017	10,986	$2.553982	to	$27.660366	$32,831	1.40%	to	2.00%	—%	to	—%	27.18%	to	27.94%
2016	15,002	$2.008202	to	$21.619448	$54,270	1.40%	to	2.00%	—%	to	—%	(0.77)%	to	(0.18)%
Prudential Series Jennison Portfolio
2020	91,977	$3.776148	to	$31.769620	$405,829	1.40%	to	2.35%	—%	to	—%	51.96%	to	53.41%

2019	53,397	$2.484981	to	$20.709276	$171,776	1.40%	to	2.35%	—%	to	—%	29.74%	to	30.98%
2018	56,041	$1.915343	to	$15.811276	$147,309	1.40%	to	2.35%	—%	to	—%	(3.48)%	to	(2.55)%
2017	59,180	$1.984309	to	$16.225624	$165,240	1.40%	to	2.35%	—%	to	—%	32.97%	to	34.24%
2016	61,143	$1.492264	to	$12.087007	$133,406	1.40%	to	2.35%	—%	to	—%	(3.58)%	to	(2.66)%
Prudential Series Value Portfolio
2020	8,395	$2.045820	to	$2.337556	$18,825	1.40%	to	2.10%	—%	to	—%	1.01%	to	1.72%
2019	8,510	$2.025453	to	$2.298137	$18,809	1.40%	to	2.10%	—%	to	—%	22.97%	to	23.84%
2018	8,596	$1.647061	to	$1.855800	$15,378	1.40%	to	2.10%	—%	to	—%	(12.10)%	to	(11.48)%
2017	9,637	$1.873801	to	$2.096526	$19,583	1.40%	to	2.10%	—%	to	—%	14.09%	to	14.89%
2016	24,960	$1.642440	to	$1.824867	$44,591	1.40%	to	2.10%	—%	to	—%	8.65%	to	9.41%
Prudential Series SP International Growth Portfolio
2020	6,207	$2.088604	to	$2.088604	$12,962	1.40%	to	1.40%	—%	to	—%	29.75%	to	29.75%
2019	6,497	$1.609702	to	$1.609702	$10,458	1.40%	to	1.40%	—%	to	—%	30.07%	to	30.07%
2018	6,778	$1.237526	to	$1.237526	$8,388	1.40%	to	1.40%	—%	to	—%	(14.41)%	to	(14.41)%
2017	7,083	$1.278383	to	$1.445916	$10,241	1.40%	to	2.15%	—%	to	—%	32.54%	to	33.54%
2016	11,950	$0.964520	to	$1.082783	$12,396	1.40%	to	2.15%	—%	to	—%	(6.20)%	to	(5.49)%
ClearBridge Variable Dividend Strategy Portfolio
2020	1,240	$23.341136	to	$23.341136	$28,938	1.40%	to	1.40%	1.42%	to	1.42%	6.17%	to	6.17%
2019	1,364	$21.983695	to	$21.983695	$29,979	1.40%	to	1.40%	1.59%	to	1.59%	29.76%	to	29.76%
2018	1,262	$16.941486	to	$16.941486	$21,377	1.40%	to	1.40%	1.53%	to	1.53%	(6.18)%	to	(6.18)%
2017	1,375	$18.057513	to	$18.057513	$24,822	1.40%	to	1.40%	1.53%	to	1.53%	17.52%	to	17.52%
2016	1,385	$15.365722	to	$15.365722	$21,280	1.40%	to	1.40%	1.33%	to	1.33%	13.39%	to	13.39%
Western Asset Variable Global High Yield Bond Portfolio
2020	11,858	$2.919678	to	$2.919678	$34,621	1.40%	to	1.40%	3.96%	to	3.96%	5.83%	to	5.83%
2019	12,499	$2.758968	to	$2.758968	$34,485	1.40%	to	1.40%	5.23%	to	5.23%	12.80%	to	12.80%
2018	13,645	$2.445971	to	$2.445971	$33,375	1.40%	to	1.40%	5.26%	to	5.26%	(5.26)%	to	(5.26)%
2017	13,740	$2.581684	to	$2.581684	$35,473	1.40%	to	1.40%	5.31%	to	5.31%	7.14%	to	7.14%
2016	14,120	$2.409606	to	$2.409606	$34,023	1.40%	to	1.40%	4.76%	to	4.76%	14.00%	to	14.00%
Clearbridge Variable Large Cap Value Portfolio
2020	231,612	$3.059826	to	$3.059826	$708,691	1.40%	to	1.40%	1.38%	to	1.38%	3.79%	to	3.79%
2019	249,913	$2.948223	to	$2.948223	$736,798	1.40%	to	1.40%	1.78%	to	1.78%	27.09%	to	27.09%
2018	255,772	$2.319727	to	$2.319727	$593,321	1.40%	to	1.40%	1.54%	to	1.54%	(10.14)%	to	(10.14)%
2017	258,254	$2.512622	to	$2.581528	$666,689	1.40%	to	1.55%	0.05%	to	1.37%	13.07%	to	13.24%
2016	291,027	$2.222184	to	$2.279705	$662,586	1.40%	to	1.55%	1.43%	to	1.59%	11.26%	to	11.43%
Invesco V.I. Growth and Income Fund
2020	50,459	$21.900621	to	$24.651166	$1,119,528	0.85%	to	2.75%	1.93%	to	2.09%	(0.91)%	to	0.99%
2019	50,483	$21.686390	to	$24.878310	$1,102,666	0.85%	to	2.75%	1.55%	to	1.61%	21.47%	to	23.79%
2018	53,749	$17.518199	to	$20.481565	$953,026	0.85%	to	2.75%	1.78%	to	1.81%	(15.94)%	to	(14.32)%
2017	63,581	$20.446817	to	$24.364558	$1,314,368	0.85%	to	2.75%	1.22%	to	1.29%	10.94%	to	13.07%
2016	80,338	$18.083109	to	$21.961036	$1,494,723	0.85%	to	2.75%	0.90%	to	0.91%	16.19%	to	18.42%
Invesco V.I. Comstock Fund
2020	6,146	$26.997703	to	$31.529939	$174,527	1.35%	to	2.75%	1.87%	to	2.04%	(3.77)%	to	(2.41)%
2019	7,051	$28.055727	to	$32.309992	$207,704	1.35%	to	2.75%	1.65%	to	1.72%	21.56%	to	23.27%
2018	7,700	$23.080545	to	$26.211385	$185,014	1.35%	to	2.75%	1.40%	to	1.42%	(14.75)%	to	(13.54)%
2017	8,337	$27.072505	to	$30.317055	$233,473	1.35%	to	2.75%	1.95%	to	2.62%	14.39%	to	16.00%
2016	9,115	$23.667346	to	$26.135580	$218,390	1.35%	to	2.75%	1.33%	to	1.34%	13.81%	to	15.42%
Invesco V.I. American Franchise Fund

2020	635,624	$31.427475	to	$38.036567	$21,775,107	0.85%	to	2.80%	0.07%	to	0.07%	38.43%	to	41.15%
2019	755,188	$22.703518	to	$26.947741	$18,491,966	0.85%	to	2.80%	—%	to	—%	32.98%	to	35.60%
2018	780,554	$17.072275	to	$19.873018	$14,258,934	0.85%	to	2.80%	—%	to	—%	(6.29)%	to	(4.44)%
2017	895,002	$18.217547	to	$20.796354	$17,285,030	0.85%	to	2.80%	0.01%	to	0.08%	23.83%	to	26.26%
2016	991,273	$14.711905	to	$16.470522	$15,346,497	0.85%	to	2.80%	—%	to	—%	(0.56)%	to	1.40%
Invesco V.I. Mid Cap Growth Fund+
2020	—	$18.727962	to	$20.819202	$—	1.25%	to	2.75%	—%	to	—%	(0.90)%	to	(0.26)%
2019	115,973	$18.897727	to	$20.872439	$2,342,298	1.25%	to	2.75%	—%	to	—%	30.70%	to	32.34%
2018	142,335	$14.458749	to	$15.771615	$2,179,825	1.25%	to	2.75%	—%	to	—%	(8.15)%	to	(7.04)%
2017	167,537	$15.740859	to	$16.966627	$2,776,178	1.25%	to	2.75%	—%	to	—%	19.17%	to	20.63%
2016	194,581	$13.208587	to	$14.065558	$2,687,446	1.25%	to	2.75%	—%	to	—%	(1.98)%	to	(0.68)%
Wells Fargo VT Index Asset Allocation Fund
2020	4,539	$3.084251	to	$30.000358	$30,544	1.35%	to	2.10%	0.82%	to	0.82%	14.17%	to	15.03%
2019	4,763	$2.681360	to	$26.277674	$27,979	1.35%	to	2.10%	1.09%	to	1.09%	17.66%	to	18.55%
2018	5,013	$2.261876	to	$22.333438	$25,491	1.35%	to	2.10%	0.98%	to	0.98%	(4.92)%	to	(4.21)%
2017	5,077	$2.361191	to	$23.489624	$27,524	1.35%	to	2.10%	0.75%	to	0.75%	9.92%	to	10.74%
2016	5,133	$2.132126	to	$21.370472	$25,604	1.35%	to	2.10%	0.88%	to	0.89%	5.43%	to	6.23%
Wells Fargo VT International Equity Fund
2020	400,477	$1.189636	to	$11.046527	$702,607	1.25%	to	2.20%	2.92%	to	3.19%	2.61%	to	3.59%
2019	418,205	$1.159414	to	$10.664198	$698,915	1.25%	to	2.20%	3.31%	to	4.20%	12.99%	to	14.07%
2018	475,002	$1.026115	to	$9.348948	$696,265	1.25%	to	2.20%	11.84%	to	11.93%	(18.67)%	to	(17.89)%
2017	530,559	$1.261646	to	$11.386150	$936,757	1.25%	to	2.20%	3.03%	to	3.92%	22.14%	to	23.31%
2016	646,667	$8.305074	to	$9.234000	$884,469	1.25%	to	2.45%	—%	to	3.71%	0.75%	to	1.97%
Wells Fargo VT Small Cap Growth Fund
2020	27,518	$40.486664	to	$44.089234	$1,131,401	0.65%	to	2.50%	—%	to	—%	54.20%	to	56.76%
2019	30,832	$26.256695	to	$28.124965	$811,834	0.65%	to	2.50%	—%	to	—%	22.22%	to	24.02%
2018	38,654	$21.482856	to	$22.677432	$842,866	0.65%	to	2.50%	—%	to	—%	(1.03)%	to	0.65%
2017	41,722	$21.706710	to	$22.530277	$910,299	0.65%	to	2.50%	—%	to	—%	23.03%	to	25.04%
2016	47,614	$17.361509	to	$18.018017	$841,126	0.65%	to	2.75%	—%	to	—%	5.17%	to	7.05%
Wells Fargo VT Discovery Fund
2020	246	$66.999860	to	$66.999860	$16,455	1.35%	to	1.35%	—%	to	—%	60.47%	to	60.47%
2019	261	$41.751703	to	$41.751703	$10,902	1.35%	to	1.35%	—%	to	—%	37.16%	to	37.16%
2018	276	$30.440346	to	$30.440346	$8,409	1.35%	to	1.35%	—%	to	—%	(8.31)%	to	(8.31)%
2017	278	$33.198862	to	$33.198862	$9,240	1.35%	to	1.35%	—%	to	—%	27.40%	to	27.40%
2016	280	$26.058826	to	$26.058826	$7,307	1.35%	to	1.35%	—%	to	—%	6.20%	to	6.20%
Wells Fargo VT Opportunity Fund
2020	171,301	$26.997501	to	$33.154804	$5,111,405	0.50%	to	2.70%	0.65%	to	0.71%	18.09%	to	20.72%
2019	202,727	$22.860939	to	$27.464284	$5,077,332	0.50%	to	2.70%	0.54%	to	0.56%	28.30%	to	31.15%
2018	247,481	$17.817813	to	$20.940590	$4,780,656	0.50%	to	2.70%	0.43%	to	0.44%	(9.41)%	to	(7.39)%
2017	312,160	$19.668343	to	$22.612128	$6,589,273	0.50%	to	2.70%	0.92%	to	0.93%	17.51%	to	20.12%
2016	390,053	$16.737469	to	$18.824251	$6,934,766	0.50%	to	2.70%	2.31%	to	2.32%	9.52%	to	11.96%
MFS® Core Equity Portfolio
2020	254,904	$18.600633	to	$20.147433	$4,991,587	1.35%	to	2.70%	0.72%	to	0.87%	15.55%	to	17.12%
2019	286,811	$16.097983	to	$17.202882	$4,811,914	1.35%	to	2.70%	0.46%	to	0.66%	29.65%	to	31.41%
2018	344,157	$12.416933	to	$13.091312	$4,416,800	1.35%	to	2.70%	0.15%	to	0.69%	(6.39)%	to	(5.12)%
2017	372,778	$13.265075	to	$13.797841	$5,067,714	1.35%	to	2.70%	0.63%	to	0.88%	21.50%	to	23.15%
2016	419,240	$10.917513	to	$11.257684	$4,652,446	1.10%	to	2.70%	0.78%	to	0.86%	8.41%	to	10.16%

MFS® Massachusetts Investors Growth Stock Portfolio
2020	359,294	$20.585652	to	$22.899150	$7,803,310	0.95%	to	2.75%	0.45%	to	0.46%	19.20%	to	21.37%
2019	432,582	$17.269454	to	$18.867637	$7,808,640	0.95%	to	2.75%	0.58%	to	0.58%	36.16%	to	38.63%
2018	449,732	$12.683437	to	$13.398507	$5,912,521	1.35%	to	2.75%	0.54%	to	0.56%	(1.93)%	to	(0.54)%
2017	530,023	$12.932622	to	$13.471689	$7,033,724	1.35%	to	2.75%	0.55%	to	0.65%	24.94%	to	26.70%
2016	613,346	$10.350730	to	$10.683492	$6,458,277	1.10%	to	2.75%	0.59%	to	0.60%	3.20%	to	4.91%
MFS® Research International Portfolio
2020	528,591	$12.981200	to	$14.569220	$7,287,565	0.85%	to	2.80%	2.07%	to	2.09%	9.83%	to	11.99%
2019	616,788	$11.819708	to	$13.009415	$7,663,349	0.85%	to	2.80%	1.48%	to	1.49%	24.51%	to	26.96%
2018	707,473	$9.493017	to	$10.246844	$6,988,607	0.85%	to	2.80%	1.49%	to	1.50%	(16.50)%	to	(14.85)%
2017	826,341	$11.368649	to	$12.034167	$9,677,041	0.85%	to	2.80%	1.84%	to	1.89%	24.75%	to	27.21%
2016	1,020,912	$9.113093	to	$9.460449	$9,488,547	0.85%	to	2.80%	1.63%	to	1.64%	(3.44)%	to	(1.54)%
Columbia Variable Portfolio - Large Cap Growth Fund
2020	368,969	$21.120145	to	$22.260196	$8,065,488	1.70%	to	2.80%	—%	to	—%	31.02%	to	32.47%
2019	442,481	$16.120179	to	$16.804571	$7,325,381	1.70%	to	2.80%	—%	to	—%	32.15%	to	33.61%
2018	504,458	$12.198087	to	$12.577042	$6,270,725	1.70%	to	2.80%	—%	to	—%	(6.59)%	to	(5.56)%
2017	577,359	$13.058934	to	$13.317231	$7,631,383	1.70%	to	2.80%	—%	to	—%	24.60%	to	25.98%
2016♦	640,820	$10.480645	to	$10.571146	$6,752,146	1.70%	to	2.80%	—%	to	—%	4.81%	to	5.71%
Columbia Variable Portfolio - Overseas Core Fund
2020	357,587	$12.554366	to	$13.232276	$4,622,204	1.70%	to	2.80%	1.44%	to	1.45%	5.82%	to	6.99%
2019	372,958	$11.863683	to	$12.367530	$4,530,825	1.70%	to	2.80%	1.79%	to	1.81%	21.70%	to	23.04%
2018	415,075	$9.748587	to	$10.051567	$4,116,686	1.70%	to	2.80%	2.52%	to	2.55%	(19.11)%	to	(18.22)%
2017	446,682	$12.051765	to	$12.290283	$5,443,403	1.70%	to	2.80%	1.86%	to	1.90%	23.67%	to	25.04%
2016♦	510,759	$9.744961	to	$9.829212	$5,001,617	1.70%	to	2.80%	1.08%	to	1.10%	(2.55)%	to	(1.71)%
CTIVP® - Loomis Sayles Growth Fund
2020	315,664	$21.335639	to	$22.433566	$6,941,825	1.70%	to	2.75%	—%	to	—%	28.35%	to	29.71%
2019	347,697	$16.622505	to	$17.295422	$5,917,925	1.70%	to	2.75%	—%	to	—%	28.19%	to	29.54%
2018	380,358	$12.967579	to	$13.351777	$5,019,678	1.70%	to	2.75%	—%	to	—%	(5.05)%	to	(4.04)%
2017	407,908	$13.656632	to	$13.914318	$5,632,950	1.70%	to	2.75%	—%	to	—%	29.43%	to	30.79%
2016♦	452,246	$10.551696		$10.638654	$4,794,952	1.70%		2.75%	—%		—%	5.52%		6.39%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

++ See Note 8 for additional information related to this Sub-Account.

7. Subsequent Events:

On January 18, 2021 the Sponsor Company’s indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street, a leading global investment firm. The merger is subject to regulatory approvals and other customary closing conditions and is expected to close in the second quarter of 2021. If consummated, the merger would result in a change of ownership and control of the Sponsor Company.

Management has evaluated events subsequent to December 31, 2020 and through April 21, 2021, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

8. Restatement of Invesco Oppenheimer V.I. Main Street Fund® and Invesco Oppenheimer V.I. Main Street Small Cap Fund® Sub-Account for the period ended December 31, 2019 :

Based on accounting review and validation procedures in connection with the financial reporting process and subsequent to reporting the December 31, 2019 financial statements, the Sponsor Company identified that the results of the Invesco Oppenheimer V.I. Main Street Fund® and Invesco Oppenheimer V.I. Main Street Small Cap Fund® were inadvertently mislabeled. The 2019 results of the Invesco Oppenheimer V.I. Main Street Fund® and Invesco Oppenheimer V.I. Main Street Small Cap Fund® have been updated to reflect the activity in this Account.

Talcott Resolution Life Insurance Company and Subsidiaries
Audited Financial Statements
As of December 31, 2020 and December 31, 2019 (Successor Company)
For the years ended December 31, 2020 and 2019 (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Description	Page
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Statements of Operations — For the Years Ended December 31, 2020 and 2019 (Successor Company), For the Period of June 1, 2018 to December 31, 2018 (Successor Company) and For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)
F-6
Consolidated Statements of Comprehensive Income (Loss) — For the Years Ended December 31, 2020 and 2019 (Successor Company), For the Period of June 1, 2018 to December 31, 2018 (Successor Company) and For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)	F-7
Consolidated Balance Sheets — As of December 31, 2020 and 2019 (Successor Company)	F-8
Consolidated Statements of Changes in Stockholder's Equity — For the Years Ended December 31, 2020 and 2019 (Successor Company), For the Period of June 1, 2018 to December 31, 2018 (Successor Company) and For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)	F-9
Consolidated Statements of Cash Flows — For the Years Ended December 31, 2020 and 2019 (Successor Company), For the Period of June 1, 2018 to December 31, 2018 (Successor Company) and For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)	F-10
Notes to Consolidated Financial Statements	F-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2020 and 2019, the related consolidated statements of operations, comprehensive income (loss), changes in stockholder's equity, and cash flows, for the years ended December 31, 2020 and December 31, 2019 and the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company), and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years ended December 31, 2020 and December 31, 2019 and the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company), in conformity with accounting principles generally accepted in the United States of America.
Emphasis of Matters
As discussed in Note 1 to the financial statements, the Company's direct parent, Talcott Resolution Life, Inc., was acquired by Hopmeadow Holdings, LP on May 31, 2018. The Company elected to apply pushdown accounting by applying the guidance permitted under Accounting Standards Codification Topic 805, Business Combinations.
As discussed in Note 15 to the financial statements, on January 18, 2021, the Company's indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street. The merger is subject to regulatory approvals and other customary closing conditions. If consummated, the merger would result in a change of ownership and control of the Company and its life and annuity operating subsidiaries.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Future Policy Benefits, Embedded Derivatives and Amortization of Value of Business Acquired— Refer to Notes 1, 2, 4, 6 and 7 to the Consolidated Financial Statements
Critical Audit Matter Description
The Company’s products include universal life-type annuity contracts with guarantees that result in death and other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits.
Certain annuity contracts offered riders with guaranteed minimum withdrawal benefits, the non-life contingent portion of which are accounted for as embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
Value of business acquired (VOBA) is an intangible asset, and represents an estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts. VOBA is amortized over the estimated gross profits of those acquired contracts.
The valuation of the reserves for such future policy benefits, valuation of embedded derivatives included within other policyholder funds, and the amortization of VOBA are measured based on actuarial methodologies and underlying economic and future policyholder behavior assumptions. Significant judgment is involved in the selection of the assumptions used to determine the valuation of the reserves for such future policy benefits, in the methods and assumptions used in the valuation of embedded derivatives, and the estimated gross profits used in the valuation of the amortization of VOBA. The principal assumptions include mortality, lapse, withdrawal, persistency, expenses, and interest rates.
Given the high level of estimation uncertainty of management’s actuarial assumptions, performing audit procedures to evaluate these assumptions required a high degree of auditor judgment and an increased extent of effort, including the need to involve our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of future policy benefits, valuation of embedded derivatives and amortization of VOBA included the following, among others:
•We tested the effectiveness of management’s controls over the assumption setting process.
•We tested the completeness and accuracy of the underlying data that served as the basis for the assumptions.
•With the assistance of our actuarial specialists, we evaluated the appropriateness of the assumptions and methodologies used by management.
•With the assistance of our actuarial specialists, on a sample basis, we developed independent estimates of the valuations derived from those assumptions and methodologies and compared our estimates to management’s estimates.
Investments in Fixed Maturities Classified as Available-for-Sale and Freestanding Derivatives — Refer to Notes 2, 3 and 4 to the consolidated financial statements
Critical Audit Matter Description
Investments in fixed maturities classified as available-for-sale are reported at fair value in the consolidated financial statements. Freestanding derivatives, which are reported in other investments or other liabilities, as appropriate, after considering the impact of master netting agreements, are also reported at fair value in the consolidated financial statements. Where fair values cannot be determined based on observable inputs, management uses unobservable inputs, such as credit spreads, equity volatility and interest rates beyond the observable curve, requiring judgment by management to determine the estimated fair value.
We identified investments in fixed maturities classified as available-for-sale and freestanding derivatives as a critical audit matter because of the unobservable inputs management uses to estimate fair value. Auditing these unobservable inputs used by management required a high degree of auditor judgment, and an increased extent of effort, including the need to involve our fair value specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing the valuation of fixed maturities classified as available-for-sale and freestanding derivatives included the following, among others:
•We tested the effectiveness of management’s controls over the determination of fair value.
•We evaluated management’s valuation methodology and the reasonableness of the unobservable inputs.

•With assistance of our fair value specialists, on a sample basis, we developed independent fair value estimates and compared our estimates to management’s estimates.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
February 25, 2021

We have served as the Company’s auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(In millions)	2020	2019
Revenues
Fee income and other	$741	$821	$502	$381
Earned premiums	35	42	31	42
Net investment income	816	924	509	520
Net realized capital gains (losses)	(74)	(275)	142	(107)
Amortization of deferred reinsurance gain	53	59	38	—
Total revenues	1,571	1,571	1,222	836
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	626	760	415	534
Amortization of deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA")	50	(25)	98	16
Insurance operating costs and other expenses	364	423	235	183
Other intangible asset amortization	6	5	4	—
Dividends to policyholders	60	5	2	2
Total benefits, losses and expenses	1,106	1,168	754	735
Income before income taxes	465	403	468	101
Income tax expense	66	44	59	7
Net income	$399	$359	$409	$94
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(In millions)	2020	2019
Net income	$399	$359	$409	$94
Other comprehensive income (loss):
Change in net unrealized gain on fixed maturities	565	890	(173)	(430)
Change in unrealized losses on fixed maturities, AFS for which an allowance for credit losses ("ACL") has been recorded	—
Change in net gain on cash-flow hedging instruments	(1)	—	—	(18)
Change in foreign currency translation adjustments	—	(2)	2	1
OCI, net of tax	564	888	(171)	(447)
Comprehensive income (loss)	$963	$1,247	$238	$(353)
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	Successor Company
	As of December 31,
(In millions, except for share data)	2020	2019
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (net of ACL of $1 and $0, respectively) (amortized cost of $13,137 and $13,020, respectively)	$14,875	$13,988
Equity securities, at fair value	65	45
Mortgage loans (net of ACL of $17 and $0, respectively)	2,092	2,241
Policy loans, at outstanding balance	1,452	1,467
Limited partnerships and other alternative investments	999	939
Other investments	24	40
Short-term investments	802	550
Total investments	20,309	19,270
Cash	40	128
Premiums receivable and agents’ balances, net	10	12
Reinsurance recoverables (net of ACL of $7 and $0, respectively)	27,455	28,824
VOBA	586	696
Deferred income taxes, net	478	681
Other intangible assets	40	46
Other assets	345	481
Separate account assets	109,625	104,575
Total assets	$158,888	$154,713
Liabilities
Reserve for future policy benefits	$18,625	$18,465
Other policyholder funds and benefits payable	25,307	27,161
Other liabilities	2,146	1,960
Separate account liabilities	109,625	104,575
Total liabilities	155,703	152,161
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	1,761	1,761
Accumulated other comprehensive income ("AOCI"), net of tax	1,281	717
Retained earnings	137	68
Total stockholder’s equity	3,185	2,552
Total liabilities and stockholder’s equity	$158,888	$154,713
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

For the Year Ended December 31, 2020 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Equity
Balance, beginning of period	$6	$1,761	$717	$68	$2,552
Cumulative effect of accounting changes, net of tax	—	—	—	(11)	(11)
Adjusted balance, beginning of period	6	1,761	717	57	2,541
Net income	—	—	—	399	399
Total other comprehensive income	—	—	564	—	564
Dividends paid	—	—	—	(319)	(319)
Balance, end of period	$6	$1,761	$1,281	$137	$3,185

For the Year Ended December 31, 2019 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Equity
Balance, beginning of period	$6	$1,761	$(171)	$409	$2,005
Net income	—	—	—	359	359
Total other comprehensive income	—	—	888	—	888
Dividends paid	—	—	—	(700)	(700)
Balance, end of period	$6	$1,761	$717	$68	$2,552

For the Period of June 1, 2018 to December 31, 2018 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Retained Earnings	Total Equity
Balance, beginning of period	$6	$1,761	$—	$—	$1,767
Net income	—	—	—	409	409
Total other comprehensive loss	—	—	(171)	—	(171)
Balance, end of period	$6	$1,761	$(171)	$409	$2,005

For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Equity
Balance, beginning of period	$6	$3,539	$1,023	$2,112	$6,680
Cumulative effect of accounting changes, net of tax	—	—	182	(182)	—
Adjusted balance, beginning of period	6	3,539	1,205	1,930	6,680
Net income	—	—	—	94	94
Total other comprehensive loss	—	—	(447)	—	(447)
Capital contributions to parent	—	(619)	—	—	(619)
Capital contributions from parent	—	102	—	—	102
Balance, end of period	$6	$3,022	$758	$2,024	$5,810
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(In millions)	2020	2019
Operating Activities
Net income	$399	$359	$409	$94
Adjustments to reconcile net income to net cash provided by (used for) operating activities
Net realized capital (gains) losses	74	275	(142)	107
Amortization of deferred reinsurance gain	(53)	(59)	(38)	—
Amortization of DAC and VOBA	50	(25)	98	16
Additions to DAC and VOBA	—	—	—	(1)
Depreciation and (accretion) amortization	69	51	31	(1)
Other operating activities, net	259	205	63	131
Change in assets and liabilities:
Increase in reinsurance recoverables	(331)	(272)	(990)	(2)
Decrease in accrued and deferred income taxes	54	51	29	274
Increase (decrease) in reserve for future policy benefits and unearned premiums	160	141	(503)	45
Net changes in other assets and other liabilities	185	(169)	302	(60)
Net cash provided by (used for) operating activities	866	557	(741)	603
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	2,824	3,498	3,303	4,397
Equity securities, at fair value	7	213	68	49
Mortgage loans	373	257	101	116
Partnerships	77	134	83	188
Payments for the purchase of:
Fixed maturities, available-for-sale	(2,866)	(2,589)	(3,024)	(2,447)
Equity securities, at fair value	(26)	(5)	(10)	(25)
Mortgage loans	(242)	(413)	(323)	(86)
Partnerships	(134)	(156)	(97)	(80)
Net proceeds from (payments for) repurchase agreements program	(16)	19	(22)	—
Net proceeds from (payments for) derivatives	143	(272)	(303)	(200)
Net increase (decrease) in policy loans	15	(26)	18	(26)
Net sales of property and equipment	—	—	—	44
Net proceeds from (payments for) short-term investments	(234)	288	1,770	(1,494)
Other investing activities, net	(10)	8	16	27
Net cash provided by (used for) investing activities	(89)	956	1,580	463
Financing Activities
Deposits and other additions to investment and universal life-type contracts	1,971	2,168	1,959	1,782
Withdrawals and other deductions from investment and universal life-type contracts	(9,627)	(11,074)	(10,173)	(9,206)
Net transfers from separate accounts related to investment and universal life-type contracts	7,117	8,202	7,360	6,999
Decrease in securities loaned or sold under agreements to repurchase	(7)	(204)	(11)	(406)
Dividends paid	(319)	(700)	—	—
Return of capital to parent	—	—	—	(517)
Net repayments at maturity or settlement of consumer notes	—	—	—	(8)
Net cash used for financing activities	(865)	(1,608)	(865)	(1,356)
Foreign exchange rate effect on cash	—	2	—	—
Net decrease in cash	(88)	(93)	(26)	(290)
Cash — beginning of year	128	221	247	537
Cash — end of year	$40	$128	$221	$247
Supplemental Disclosure of Cash Flow Information
Income taxes received	$—	$25	$17	$271
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Talcott Resolution Life Insurance Company, formerly Hartford Life Insurance Company, (together with its subsidiaries, “TL,” “Company,” “we” or “our”) is a provider of insurance and investment products in the United States (“U.S.”) and is a wholly-owned subsidiary of Talcott Resolution Life, Inc., a Delaware corporation ("TLI"). Hopmeadow Holdings LP (“Hopmeadow Holdings", or "HHLP ”) is the ultimate parent of the Company.
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.
On May 31, 2018 the Company's indirect parent, Hartford Holding, Inc. ("HHI") completed the sale of the Company's parent to a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group ("Global Atlantic"), Pine Brook and J. Safra Group. Although Talcott Resolution Life Insurance Company is no longer affiliated with The Hartford Financial Services Group, Inc. ("The Hartford") or any of its subsidiaries, The Hartford retained a 9.7 percent ownership interest in HHLP ("Talcott Resolution Sale Transaction").
In conjunction with the sale, the Company entered into a transition services agreement with The Hartford for a period up to three years to provide general ledger, cash management, and information technology infrastructure services. In 2020, the transition services agreement was completed as all supported services have fully transitioned to the Company. In March, 2019, a five year administrative services agreement was entered into for investment accounting services which replaced the services previously provided under the transition services agreement.
HHLP’s May 31, 2018 acquisition of TLI was accounted for by HHLP using business combination accounting. Under this method, the purchase price paid by the investor group was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. The Company elected to apply "pushdown" accounting by applying the guidance permitted under Accounting Standards Codification (“ASC”) Topic 805 Business Combinations. By the application of pushdown accounting, the Company’s assets, liabilities and equity were accordingly adjusted to fair value on May 31, 2018 which generated both intangible assets and Value of Business Acquired (“VOBA”). Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. Due to the application of pushdown accounting, TL’s financial statements and footnote disclosures are presented in two distinct periods to indicate the application of two different bases of accounting. The periods prior to June 1, 2018 are identified herein as “Predecessor,” while the periods subsequent to HHLP’s acquisition of TLI are identified as “Successor.” As a result of the change in the basis of accounting from historical GAAP to reflect HHLP’s purchase cost, the financial statements for the Predecessor period are not comparable to the Successor periods.
On June 1, 2018, TL executed reinsurance agreements to reinsure certain fixed immediate and deferred annuity contracts, variable payout separate account annuity contracts, standard mortality structured settlements, and period certain structured settlement annuity contracts ("Commonwealth Annuity Reinsurance Agreement") to Commonwealth Annuity and Life Insurance Company ("Commonwealth"), a subsidiary of Global Atlantic which is a member of the acquiring investment group. TL reinsured an 85% quota share, except 75% for standard mortality structured settlements, in exchange for a $357 ceding commission that was fixed based on reinsuring approximately $9.3 billion of reserves as of December 31, 2016, plus annuitizations through closing and annuitizations from market value adjusted annuities post-close. The reinsurance agreement was executed after the Talcott Resolution Sale Transaction, and as such, the accounting for the agreement was recorded after the TL balance sheet was adjusted to fair value in purchase and pushdown accounting. A deferred gain, net of amortization, of $878 is recorded in Other liabilities on the Consolidated Balance Sheet related to this reinsurance agreement and will be amortized over the life of the underlying policies reinsured.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
COVID 19 Update
The impact of the outbreak and continuing spread of the novel coronavirus (“COVID-19”) and the related disruption to the worldwide economy continues to affect companies across all industries. For the year ended December 31, 2020 (Successor Company), the COVID-19 pandemic did have varying impacts on components of revenue, however, there was no overall impact as revenues were flat year over year. The duration and impact of the COVID-19 public health crisis on financial markets, overall economy and our operations remain uncertain, as is the efficacy of government and central bank interventions. The Company successfully transitioned to a fully remote work environment in March of 2020 and remains fully remote with minimal disruption to our operations. As further discussed in this document, the Company’s financial performance is dependent on financial market conditions and potential newly emergent trends in mortality and policyholder behavior as a result of the COVID-19 public health crisis. As such, the Company continues to be unable to quantify its impact on the financial results and operations in future periods.
Consolidation
The Consolidated Financial Statements include the accounts of TL and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which TL has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between TL and its subsidiaries have been eliminated.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.
The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets (including VOBA) and liabilities associated with variable annuity and other universal life-type contracts; evaluation of credit losses on fixed maturities, AFS and ACL on mortgage loans; living benefits required to be fair valued; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; amortization of the deferred gain on reinsurance; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements. The ultimate extent to which the COVID-19 pandemic will directly impact the Company's business, results of operations and financial condition will depend on future developments that are highly uncertain. Actual results may differ from these estimates.
Reclassifications
Certain reclassifications have been made to prior year financial information to conform to the current year presentation.
Adoption of New Accounting Standards
Reclassification of Effect of Tax Rate Change from AOCI to Retained Earnings
In February 2018, the FASB issued new accounting guidance for the effect on deferred tax assets and liabilities related to items recorded in AOCI resulting from legislated tax reform enacted on December 22, 2017. The tax reform reduced the federal tax rate applied to the Company’s deferred tax balances from 35% to 21% on enactment. Under U.S. GAAP, the Company recorded the total effect of the change in enacted tax rates on deferred tax balances as a charge to income tax expense within net income, including the change in deferred tax balances related to components of AOCI. The new accounting guidance permitted the Company to reclassify the “stranded” tax effects out of AOCI and into retained earnings that resulted from recording the tax effects of unrealized investment gains at a 35% tax rate because the 14 point reduction in tax rate was recognized in net income instead of other comprehensive income. On January 1, 2018, the Company (Predecessor Company) adopted the new guidance and recorded a reclassification of $193 which increased AOCI and reduced retained earnings.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Financial Instruments - Recognition and Measurement
On January 1, 2018, the Company (Predecessor Company) adopted updated guidance issued by the FASB for the recognition and measurement of financial instruments through a cumulative effect adjustment to the opening balances of retained earnings and AOCI. The new guidance requires investments in equity securities to be measured at fair value with any changes in valuation reported in net income except for investments that are consolidated or are accounted for under the equity method of accounting. The new guidance also requires a deferred tax asset resulting from net unrealized losses on available-for-sale fixed maturities that are recognized in AOCI to be evaluated for recoverability in combination with the Company’s other deferred tax assets. Under prior guidance, the Company reported equity securities, available for sale ("AFS"), at fair value with changes in fair value reported in other comprehensive income. As of January 1, 2018, the Company (Predecessor Company) reclassified from AOCI to retained earnings net unrealized gains of $11, after tax, related to equity securities having a fair value of $154. Beginning in 2018, the Company reports equity securities at fair value with changes in fair value reported in net realized capital gains and losses.
Revenue Recognition
On January 1, 2018, the Company (Predecessor Company) adopted the FASB’s updated guidance for recognizing revenue from contracts with customers, which excludes insurance contracts and financial instruments. Revenue subject to the guidance is recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services. The updated guidance is consistent with previous guidance for the Company’s transactions and did not have an effect on the Company’s financial position, cash flows or net income.
Revenue from customers for other than insurance and investment contracts was $80 and $84 for the years ended December 31, 2020 and 2019, respectively (Successor Company), $54 for the period of June 1, 2018 to December 31, 2018 (Successor Company) and $40 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.
Hedging Activities
The FASB issued updated guidance on hedge accounting. The updates allow hedge accounting for new types of interest rate hedges of financial instruments and simplify documentation requirements to qualify for hedge accounting. In addition, any gain or loss from hedge ineffectiveness will be reported in the same income statement line with the effective hedge results and the hedged transaction. For cash flow hedges, the ineffectiveness will be recognized in earnings only when the hedged transaction affects earnings; otherwise, the ineffectiveness gains or losses will remain in AOCI. Under previous accounting, total hedge ineffectiveness was reported separately in realized gains and losses apart from the hedged transaction. The updated guidance was effective January 1, 2019 through a cumulative effect adjustment that will reclassify cumulative ineffectiveness on open cash flow hedges from retained earnings to AOCI. As a result of pushdown accounting, derivative instruments that qualified for hedge accounting were recorded at fair value through adjustments to additional paid in capital at the acquisition date. As of December 31, 2018 (Successor Company), the Company had no derivative instruments that qualify for hedge accounting, therefore there was no impact on the Company's financial statements upon adoption.
Changes to the Disclosure Requirements for Fair Value Measurement
On August 28, 2018 the FASB issued Accounting Standards Update ("ASU") 2018-13 which removes, modifies and adds certain disclosure requirements related to fair value measurements in ASC 820, Fair Value Measurements. As permitted by the guidance, the Company early adopted amendments in this guidance effective December 31, 2019. The adoption of ASU 2018-13 did not have a material impact on the Company's consolidated financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Financial Instruments - Credit Losses
On January 1, 2020 the Company adopted ASU 2016-13, Financial Instruments - Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments,("ASU 2016-13", or "CECL") together with related updated guidance for recognition and measurement of credit losses on certain financial instruments not carried at fair value, including reinsurance recoverables. This guidance replaces the “incurred loss” approach with an “expected loss” model for recognizing credit losses for instruments carried at amortized cost, which resulted in the recognition of greater allowances for losses. Under the new model, an allowance for credit losses ("ACL") is recognized as an estimate of credit losses expected over the life of financial instruments, such as mortgage loans, reinsurance recoverables and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss estimate is based on historical loss data, current conditions, and reasonable and supportable forecasts.
Credit losses on fixed maturities, AFS carried at fair value continue to be measured similar to previous guidance for other-than-temporary impairments ("OTTI"); however, losses are now recognized through the ACL and no longer as an adjustment to the amortized cost. Recoveries of OTTI on fixed maturities, AFS are recognized as reversals of the ACL recognized through net realized capital gains and losses and no longer accreted as net investment income through an adjustment to the investment yield. For fixed maturities, AFS this guidance is applied prospectively. Additionally, the new guidance requires purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to establish an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.
The Company adopted the guidance through a cumulative-effect adjustment that decreased retained earnings by $11, after tax, primarily related to the Company's mortgage loan investments. No ACL was recognized at adoption for fixed maturities, AFS as those provisions of the guidance are applied prospectively. Upon adoption, the Company did not have any purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance.

Summary of Adoption Impacts
ACL on mortgage loans	$(9)
ACL on reinsurance recoverables	(5)
Deferred income tax asset	3
Net decrease to retained earnings	$(11)
Future Adoption of New Accounting Standards
Targeted Improvements to the Accounting for Long Duration Contracts
The FASB issued ASU 2018-12 on August 15, 2018 which impacts the existing recognition, measurement, presentation and disclosure requirements for certain long duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the liability for future policy benefits by requiring annual or more frequent updates of insurance assumptions and modifying the rate used to discount future cash flows. Cash flows under the new guidance are required to be discounted using an upper-medium grade fixed income instrument yield. The discount rate is required to be updated at each reporting date, with the effect of discount rate changes on the liability recorded in OCI. This is a change from current GAAP which utilizes assumptions, including discount rate, "locked in" at policy issuance and until such time significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. When this occurs, premium deficiency reserves are recognized by unlocking reserve assumptions to eliminate a reserve deficiency under current GAAP.
Further, the guidance seeks to improve the accounting for certain market-based options or guarantees associated with account balance contracts and improve the effectiveness of the required disclosures. These market risk benefit features are required to be measured at fair value with changes in fair value recorded in net income with the exception of changes in the fair value attributable to a change in the instrument's credit risk, which are required to be recognized in OCI. Additionally, this ASU requires new disclosures including liability rollforwards and information about significant inputs, judgments, assumptions, and methods used in the measurement.
This guidance was amended through the issuance of ASU 2020-11, which deferred the effective date the Company is required to adopt the guidance to January 1, 2023, with early adoption permitted. The Company continues to assess its policies, processes, and applicable systems to determine the impact this standard will have on its operations and financial results. While it is not possible to reasonably estimate the expected impact of adoption at this time, given the nature and extent of the required changes to a significant portion of the Company’s operations, adoption is expected to have a material impact on our consolidated financial statements and related disclosures. This guidance represents a significant change from existing GAAP; however, it does not change the underlying economics of the business or its related cash flows.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and its principal products and services are comprised of variable annuities, fixed and payout annuities, and private-placement life insurance. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.
Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under generally accepted accounting principles in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments are classified as AFS and are carried at fair value, net of ACL, in accordance with new guidance adopted January 1, 2020 regarding expected credit losses. The after-tax difference between fair value and cost or amortized cost is reflected in stockholder's equity as a component of AOCI, after adjustments for the effect of VOBA (Successor Company) and reserve adjustments. Equity securities are measured at fair value with any changes in valuation reported in net income. For further information, see Financial Instruments - Recognition and Measurement discussion above. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of ACL. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and are primarily accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month lag and hedge funds on a one-month lag. Accordingly, income for the years ended December 31, 2020 and 2019 (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and and the period of January 1, 2018 to May 31, 2018 (Predecessor Company) may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments consist of derivative instruments which are carried at fair value and real estate acquired in satisfaction of debt.
Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in equity securities and derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments and changes in the ACL on fixed maturities, AFS; mortgage loans; and reinsurance recoverables are recognized as net realized capital losses in accordance with the Company’s impairment and ACL policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Net Investment Income
Interest income from fixed maturities and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments using the retrospective method; however, if these investments have previously recognized an ACL and for certain other asset-backed securities, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings. Prior to January 1, 2020 the Company applied OTTI guidance to debt securities in an unrealized loss position and accreted the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. In accordance with accounting guidance adopted January 1, 2020 regarding expected credit losses, the losses are now recognized through an ACL and no longer as an adjustment to amortized cost. The Company’s non-income producing investments were not material for the years ended December 31, 2020 and 2019, (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company).
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC") transactions cleared through central clearing houses ("OTC-cleared") and exchange traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:
•to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;
•to manage liquidity;
•to control transaction costs;
•to enter into synthetic replication transactions.
Interest rate and credit default swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment determined at inception is made by the purchaser of the contract and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.
Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in Other Investments and Other Liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company clears certain interest rate swap and credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivative Instruments of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment amounts either received or paid on the variation margin, which are reflected in realized capital gains and losses or, if characterized as interest, in net investment income.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (2) a hedge of a net investment in a foreign operation (“net investment” hedge) or (3) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. For periods prior to 2019, hedge ineffectiveness was recorded immediately in current period earnings as net realized capital gains and losses. With the January 1, 2019 adoption of the updated FASB hedging guidance, ineffectiveness is recognized in earnings only when the hedged transaction affects earnings; otherwise, the ineffectiveness gains and losses remain in AOCI. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Cash flows from cash flow hedges are presented in the same category as the cash flows from the items being hedged on the Consolidated Statements of Cash Flows.
Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.
Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
When cash flow hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.
Embedded Derivatives
The Company purchases investments and has previously issued financial products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument on the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty, and permit right of offset. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions.
Reinsurance
The Company cedes insurance to unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers.
Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e., risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions.
Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of an ACL which is based on the expectation of lifetime credit loss.
The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements, and variations thereof. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.
Deferred Policy Acquisition Costs (Predecessor Company)/Value of Business Acquired (Successor Company)
Deferred policy acquisition costs ("DAC") represent costs that are directly related to the acquisition of new and renewal insurance contracts and incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees. Such costs primarily include commissions, premium taxes, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully issued contracts. As a result of the Talcott Resolution Sale Transaction being recorded at fair value, DAC which does not represent future cash flows, was eliminated in pushdown accounting.
VOBA represents the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the transaction. It is based on the actuarially estimated present value of future cash flows from the acquired insurance and investment contracts in-force as of the date of the transaction. The principal assumptions used in estimating the fair value calculation of VOBA include mortality, persistency, expenses, and interest rates, in addition to other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over estimated gross profits ("EGPs") and it is reviewed for recoverability quarterly.
Prior to June 2018, for universal life-type contracts (including variable annuities), the DAC asset was amortized over the estimated life of the contracts acquired in proportion to the present value of EGPs. The Company also uses the present value EGPs to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.
For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Future gross profits are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full and partial surrender rates; interest credited; mortality; and annuitization rates. Changes in these assumptions and changes to other assumptions such as expenses and hedging costs cause EGPs to fluctuate, which impacts earnings.
The Company determines EGPs using a set of stochastic reversion to mean ("RTM") separate account return projections which is an estimation technique commonly used by insurance entities to project future separate account returns. Through this estimation technique, the Company’s VOBA model is adjusted to reflect actual market returns at the end of each quarter. Through a consideration of recent market returns, the Company will unlock ("Unlock"), or adjust, projected returns over a future period so that the account value returns to the long-term expected rate of return, providing that those projected returns do not exceed certain caps. This Unlock for future separate account returns is determined each quarter.
In the fourth quarter of 2020, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder behavior assumptions if credible emerging data indicates that changes are warranted. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the VOBA models, as well as EGPs used in the death and other insurance benefit reserving models.
All assumption changes that affect the estimate of future EGPs including the update of current account values, the use of the RTM estimation technique, and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the VOBA (Successor Company), death and other insurance benefit reserve balances on the Consolidated Balance Sheets with an offsetting benefit or charge on the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of VOBA (Successor Company) by comparing the existing balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Policyholders or their beneficiaries may make modifications to existing contracts. If the new modification results in a substantially changed replacement contract, the existing VOBA is written off through income. If the modified contract is not substantially changed, the existing VOBA continues to be amortized and incremental costs are expensed in the period incurred.
Reserve for Future Policy Benefits
Reserve for Future Policy Benefits on Universal Life-type Contracts
Certain contracts classified as universal life-type include death and other insurance benefit features including guaranteed minimum death benefit ("GMDB") and the life-contingent portion of guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, as well as secondary guarantee benefits offered with universal life insurance contracts. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). For the Company's products with life-contingent GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that represents policyholder funds, the Company records a death and other insurance benefit liability for GMDBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. This death and other insurance benefit liability is reported in reserve for future policy benefits on the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses on the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to our RTM separate account returns and assumptions including market rates of return, volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits, losses and loss adjustment expenses. For further information on the Unlock, see the Deferred Policy Acquisition Costs (Predecessor Company)/Value of Business Acquired (Successor Company) accounting policy section within this footnote.
The Company reinsures a portion of its in-force GMDB, GMWB, and all of its universal life insurance secondary guarantees. Net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments.
Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts
Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods considering the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
The Company uses reinsurance for a portion of its fixed and payout annuity businesses and its life insurance business.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuity and other universal life-type contracts, investment contracts, the non-life contingent portion of GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of fair value of GMWBs that represent embedded derivatives, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.
Separate Account Liabilities
The Company records the variable account value portion of variable annuities, variable life insurance products and individual, institutional, and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability. Changes in the value of separate account assets and separate account liabilities are reported in the same line item on the Consolidated Statements of Operations. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
Level 1    Fair values based primarily on unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.
Level 2    Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
Level 3    Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Successor Company
Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2020
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$444	$—	$444	$—
Collateralized loan obligations ("CLOs")	1,428	—	1,169	259
Commercial mortgage-backed securities ("CMBS")	1,215	—	1,161	54
Corporate	8,552	—	8,224	328
Foreign government/government agencies	266	—	266	—
Municipal	875	—	875	—
Residential mortgage-backed securities ("RMBS")	769	—	615	154
U.S. Treasuries	1,326	117	1,209	—
Total fixed maturities	14,875	117	13,963	795
Equity securities, at fair value	65	11	22	32
Derivative assets
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	6	—	4	2
Macro hedge program	7	—	7	—
Total derivative assets [1]	12	—	10	2
Short-term investments	802	586	194	22
Reinsurance recoverable for GMWB	7	—	—	7
Separate account assets [2]	108,748	67,679	40,609	20
Total assets accounted for at fair value on a recurring basis	$124,509	$68,393	$54,798	$878
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$21	$—	$—	$21
Total other policyholder funds and benefits payable	21	—	—	21
Derivative liabilities
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	(19)	—	(19)	—
Macro hedge program	(460)	—	(19)	(441)
Total derivative liabilities [3]	(480)	—	(39)	(441)
Modified coinsurance reinsurance contracts	(93)	—	(93)	—
Total liabilities accounted for at fair value on a recurring basis	$(552)	$—	$(132)	$(420)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Successor Company
Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2019
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
ABS	$295	$—	$282	$13
CLOs	1,150	—	1,092	58
CMBS	1,391	—	1,354	37
Corporate	8,121	—	7,734	387
Foreign government/government agencies	409	—	409	—
Municipal	761	—	761	—
RMBS	868	—	621	247
U.S. Treasuries	993	—	993	—
Total fixed maturities	13,988	—	13,246	742
Equity securities, at fair value	45	11	1	33
Derivative assets
GMWB hedging instruments	23	—	—	23
Macro hedge program	49	—	—	49
Total derivative assets [1]	72	—	—	72
Other investments	6	—	6	—
Short-term investments	550	330	214	6
Reinsurance recoverable for GMWB	17	—	—	17
Separate account assets [2]	101,698	63,850	37,825	23
Total assets accounted for at fair value on a recurring basis	$116,376	$64,191	$51,292	$893

Liabilities Accounted for at Fair Value on a Recurring Basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$5	$—	$—	$5
Total other policyholder funds and benefits payable	5	—	—	5
Derivative liabilities
Credit derivatives	(1)	—	(1)	—
Foreign exchange derivatives	(7)	—	(7)	—
Interest rate derivatives	(39)	—	(37)	(2)
GMWB hedging instruments	50	—	35	15
Macro hedge program	(163)	—	(1)	(162)
Total derivative liabilities [3]	(160)	—	(11)	(149)
Modified coinsurance reinsurance contracts	(43)	—	(43)	—
Total liabilities accounted for at fair value on a recurring basis	$(198)	$—	$(54)	$(144)
[1]Includes derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law. See footnote 3 to this table for derivative liabilities.
[2]Approximately $877 and $2.4 billion of investment sales receivables, as of December 31, 2020 and 2019 (Successor Company), respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $441 and $461 of investments, as of December 31, 2020 and 2019 (Successor Company), respectively, for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.
[3]Includes derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Fixed Maturities, Equity Securities, Short-term Investments, and Free-standing Derivatives
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing, which is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s financial strength and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
The fair value of free-standing derivative instruments is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for Securities and Freestanding Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CLOs, CMBS and RMBS)
• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS, CLOs, and RMBS:
• Estimate of future principal prepayments, derived from the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:
• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity
Corporates
• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature
U.S Treasuries, Municipals, and Foreign government/government agencies
• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements	• Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable
Short-term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	• Independent broker quotes
Derivatives
Credit derivatives
• Swap yield curve • Credit default swap curves	Not applicable
Equity derivatives
• Equity index levels • Swap yield curve	• Independent broker quotes • Equity volatility
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	Not applicable
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility • Swap curve beyond 30 years

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities
As of December 31, 2020 (Successor Company)
Assets Accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [3]	$259	Discounted cash flows	Spread	249bps	305bps	304bps	Decrease
CMBS [3]	49	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	255bps	1,582bps	570bps	Decrease
Corporate [4]	269	Discounted cash flows	Spread	116bps	1,210bps	304bps	Decrease
RMBS [3]	154	Discounted cash flows	Spread [6]	7bps	592bps	119bps	Decrease
			Constant prepayment rate [6]	—%	10%	5%	Decrease [5]
			Constant default rate [6]	2%	6%	3%	Decrease
			Loss severity [6]	—%	100%	81%	Decrease
As of December 31, 2019 (Successor Company)
Assets accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [3]	$58	Discounted cash flows	Spread	113bps	246bps	243bps	Decrease
CMBS [3]	37	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	9bps	1,832bps	266bps	Decrease
Corporate [4]	309	Discounted cash flows	Spread	93bps	823bps	236bps	Decrease
RMBS [3]	247	Discounted cash flows	Spread [6]	5bps	233bps	82bps	Decrease
			Constant prepayment rate [6]	—%	13%	6%	Decrease [5]
			Constant default rate [6]	2%	5%	3%	Decrease
			Loss severity [6]	—%	100%	70%	Decrease
[1]The weighted average is determined based on the fair value of the securities.
[2]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[3]Excludes securities for which the Company bases fair value on broker quotations.
[4]Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.
[5]Decrease for above market rate coupons and increase for below market rate coupons.
[6]Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The tables below exclude certain securities for which fair values are predominately based on independent broker quotes.

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives
As of December 31, 2020 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$2	Discounted cash flows	Swap curve beyond 30 years	1%	1%	1%	Decrease
Macro hedge program [3], [4]
Equity options	(471)	Option model	Equity volatility	—%	53%	31%	Increase
Customized swaps	21	Discounted cash flows	Equity volatility	16%	26%	19%	Increase
Interest rate swaption	9	Option model	Interest rate volatility	1%	1%	1%	Increase
As of December 31, 2019 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$(2)	Discounted cash flows	Swap curve beyond 30 years	2%	2%	2%	Decrease
GMWB hedging instruments
Customized swaps	35	Discounted cash flows	Equity volatility	11%	23%	17%	Increase
Interest rate swaption	3	Option model	Interest rate volatility	2%	2%	2%	Increase
Macro hedge program [3]
Equity options	(111)	Option model	Equity volatility	11%	35%	22%	Increase
Interest rate swaption	(3)	Option model	Interest rate volatility	2%	2%	2%	Increase
[1]The weighted average is determined based on the fair value of the securities.
[2]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[3]Excludes derivatives for which the Company bases fair value on broker quotations.
[4]Includes activity previously reported as GMWB hedging instruments. For further discussion please refer to GMWB Derivatives, net in Footnote 4 - Derivative Instruments of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
GMWB Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives	The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a guaranteed remaining balance ("GRB") which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains and losses.
Free-standing Customized Derivatives	The Company holds free-standing customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of non-reinsured GMWB riders. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives are reported on the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.
GMWB Reinsurance Derivative	The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables on the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.
Valuation Techniques
Fair values for GMWB embedded derivatives, free-standing customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.
Valuation Inputs
The fair value for each of the non-life contingent GMWBs, the free-standing customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Claim Payments; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Claim Payments
The Best Estimate Claim Payments are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets, adjusted for market recoverability.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB Embedded, Customized and Reinsurance Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels	• Market implied equity volatility assumptions
• Credit standing adjustment assumptions

Assumptions about policyholder behavior, including:
• Withdrawal utilization
• Withdrawal rates
• Lapse rates
• Reset elections

Significant Unobservable Inputs for Level 3 GMWB Embedded Customized and Reinsurance Derivatives
As of December 31, 2020 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal Utilization [2]	—%	100%	62%	Increase
Withdrawal Rates [3]	4%	8%	6%	Increase
Lapse Rates [4]	—%	55%	5%	Decrease [8]
Reset Elections [5]	—%	99%	8%	Decrease [8]
Equity Volatility [6]	16%	28%	21%	Increase
Credit standing adjustment [7]	0.18%	0.45%	0.34%	Decrease
As of December 31, 2019 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal Utilization [2]	19%	100%	69%	Increase
Withdrawal Rates [3]	—%	7%	6%	Increase
Lapse Rates [4]	—%	61%	6%	Decrease [8]
Reset Elections [5]	—%	100%	11%	Increase
Equity Volatility [6]	10%	25%	19%	Increase
Credit standing adjustment [7]	0.07%	0.26%	0.17%	Decrease
[1]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]Range represents assumed percentages of policyholders taking withdrawals.
[3]Range represents assumed annual percentage of allowable amount withdrawn.
[4]Range represents assumed annual percentages of policyholders electing a full surrender.
[5]Range represents assumed annual percentages of eligible policyholders electing to reset their guaranteed benefit base.
[6]Range represents implied market volatilities for equity indices based on multiple pricing sources.
[7]Range represents Company credit spreads, adjusted for market recoverability.
[8]The impact may be an increase for some contracts, particularly those with out of the money guarantees.
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 43% and 49% were subject to significant liquidation restrictions as of December 31, 2020 and 2019 (Successor Company), respectively. Total limited partnerships that do not allow any form of redemption were 0% as of December 31, 2020 and 2019 (Successor Company), respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 roll-forward may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2020 (Successor Company), for which the Company had used significant unobservable inputs (Level 3):

Fair Value Roll-forwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of January 1, 2020	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2020
Assets
Fixed maturities, AFS
ABS	$13	$—	$(1)	$40	$—	$—	$—	$(52)	$—
CLOs	58	—	2	237	(28)	—	—	(10)	259
CMBS	37	—	(3)	18	—	—	2	—	54
Corporate	387	2	12	51	(40)	(24)	357	(417)	328
RMBS	247	—	—	57	(64)	(28)	—	(58)	154
Total fixed maturities, AFS	742	2	10	403	(132)	(52)	359	(537)	795
Equity securities, at fair value	33	—	—	1	—	(2)	—	—	32
Freestanding derivatives
Interest rate	(2)	4	—	—	—	—	—	—	2
GMWB hedging instruments	38	(38)	—	—	—	—	—	—	—
Total freestanding derivatives [5]	36	(34)	—	—	—	—	—	—	2
Reinsurance recoverable for GMWB	17	(21)	—	—	11	—	—	—	7
Separate accounts	23	—	—	12	—	(7)	—	(8)	20
Short-term investments	6	—	—	22	(6)	—	—	—	22
Total assets	$857	$(53)	$10	$438	$(127)	$(61)	$359	$(545)	$878
(Liabilities)
Freestanding derivatives
Macro hedge program	(113)	(456)	—	339	(211)	—	—	—	(441)
Total freestanding derivatives [5]	(113)	(456)	—	339	(211)	—	—	—	(441)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	5	67	—	—	(51)	—	—	—	21
Total other policyholder funds and benefits payable	5	67	—	—	(51)	—	—	—	21
Total liabilities	$(108)	$(389)	$—	$339	$(262)	$—	$—	$—	$(420)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2019 (Successor Company), for which the Company had used significant unobservable inputs (Level 3):

Fair Value Roll-forwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of January 1, 2019	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2019
Assets
Fixed maturities, AFS
ABS	$2	$—	$—	$13	$—	$—	$—	$(2)	$13
CLOs	77	—	—	155	(91)	(5)	—	(78)	58
CMBS	41	—	2	53	(1)	—	—	(58)	37
Corporate	327	(3)	16	41	(15)	(106)	138	(11)	387
RMBS	443	—	1	—	(75)	(105)	—	(17)	247
Total fixed maturities, AFS	890	(3)	19	262	(182)	(216)	138	(166)	742
Equity securities, at fair value	46	(4)	—	2	(1)	(10)	—	—	33
Freestanding derivatives
Equity	—	(1)	—	1	—	—	—	—	—
GMWB hedging instruments	45	(35)	—	—	28	—	—	—	38
Total freestanding derivatives [5]	45	(36)	—	1	28	—	—	—	38
Reinsurance recoverable for GMWB	40	(34)	—	—	11	—	—	—	17
Separate accounts	40	—	—	82	—	(14)	12	(97)	23
Short-term investments	—	—	—	6	—	—	—	—	6
Total assets	$1,061	$(77)	$19	$353	$(144)	$(240)	$150	$(263)	$859
(Liabilities)
Freestanding derivatives
Interest rate	$(27)	$(6)	$—	$—	$31	$—	$—	$—	$(2)
Macro hedge program	247	(359)	—	(1)	—	—	—	—	(113)
Total freestanding derivatives [5]	220	(365)	—	(1)	31	—	—	—	(115)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	(80)	134	—	—	(49)	—	—	—	5
Total other policyholder funds and benefits payable	(80)	134	—	—	(49)	—	—	—	5
Total liabilities	$140	$(231)	$—	$(1)	$(18)	$—	$—	$—	$(110)
[1]The Company classifies realized and unrealized gains (losses) on GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.
[2]Amounts in these columns are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[3]All amounts are before income taxes and amortization.
[4]Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs. Transfers into and out of Level 3 for the year ended December 31, 2020, were primarily related to private securities that were priced using internal matrix pricing in the prior period, but changed to broker pricing in the current period and inversely, private securities that were priced using broker pricing in the prior period, but changed to internal matrix pricing in the current period.
[5]Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported on the Consolidated Balance Sheets in other investments and other liabilities.
[6]Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) included in Net Income for Financial Instruments Classified as Level 3 Still Held at End of Period [1] [2]
	Successor Company
	For the Years Ended December 31,
	2020	2019
Assets
Fixed maturities, AFS
Corporate	$—	$(4)
Total fixed maturities, AFS	—	(4)
Equity securities, at fair value	—	(2)
Freestanding derivatives
Equity	—	(1)
Interest rate	6	(6)
GMWB hedging instruments [3]	(16)	(35)
Total freestanding derivatives	(10)	(42)
Reinsurance recoverable for GMWB	(21)	(34)
Total assets	$(31)	$(82)
(Liabilities)
Freestanding derivatives
Macro hedge program [3]	$(212)	$(359)
Total freestanding derivatives	(212)	(359)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	67	134
Total other policyholder funds and benefits payable	67	134
Total liabilities	$(145)	$(225)
[1]All amounts presented are reported in net realized capital gains (losses).The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[2]Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.
[3]The dynamic hedge program, which included GMWB hedging instruments, was closed in the first half of 2020. Any risks previously covered by the dynamic hedging program are now covered by the macro hedge program.

Changes in Unrealized Gains (Losses) included in OCI for Financial Instruments Classified as Level 3 Still Held at End of Period [1]
	Successor Company
	For the Years Ended December 31,
	2020	2019
Assets
Fixed maturities, AFS
CLOs	$1	$—
CMBS	(3)	1
Corporate	7	17
RMBS	(1)	1
Total fixed maturities, AFS	4	19
Total assets	$4	$19
[1]    Changes in unrealized gains (losses) on fixed maturities, AFS are reported in changes in net unrealized gain on securities on the Consolidated Statements of Comprehensive Income (Loss).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Financial Assets and Liabilities Not Carried at Fair Value (Successor Company)
	Fair Value Hierarchy Level	Carrying Amount [1]	Fair Value	Carrying Amount	Fair Value
		December 31, 2020		December 31, 2019
Assets
Policy loans	Level 3	$1,452	$1,452	$1,467	$1,467
Mortgage loans	Level 3	$2,092	$2,248	$2,241	$2,331
Liabilities
Other policyholder funds and benefits payable [2]	Level 3	$5,282	$5,261	$6,049	$5,912
Assumed investment contracts [3]	Level 3	$—	$—	$1	$1
[1]    As of December 31, 2020, carrying amount of mortgage loans is net of ACL of $17.
[2]    Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.
[3]    Included in other liabilities on the Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Net Investment Income
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(Before tax)	2020	2019
Fixed maturities [1]	$518	$586	$343	$395
Equity securities	7	6	9	4
Mortgage loans	92	92	49	54
Policy loans	82	84	48	32
Limited partnerships and other alternative investments	130	161	67	41
Other investments [2]	13	19	11	13
Investment expenses	(26)	(24)	(18)	(19)
Total net investment income	$816	$924	$509	$520
[1]    Includes net investment income on short-term investments.
[2]    Includes income from derivatives that qualify for hedge accounting and hedge fixed maturities along with income on assets from the Corporate Owned Life Insurance ("COLI") block of business.

Net Realized Capital Gains (Losses)
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(Before tax)	2020	2019
Gross gains on sales	$166	$67	$12	$49
Gross losses on sales	(32)	(18)	(38)	(112)
Equity securities [1]	1	2	(21)	2
Net credit losses on fixed maturities, AFS [2]	(1)
Change in ACL on mortgage loans [3]	(8)
Intent-to-sell impairments	(6)	—	(1)	—
Net OTTI losses recognized in earnings		(4)	(6)	—
Valuation allowances on mortgage loans		—	(5)	—
Results of variable annuity hedge program:
GMWB derivatives, net	82	53	12	12
Macro hedge program	(414)	(418)	153	(36)
Total results of variable annuity hedge program	(332)	(365)	165	(24)
Transactional foreign currency revaluation	3	(4)	9	(6)
Non-qualifying foreign currency derivatives	(7)	(4)	(10)	7
Other, net [4]	142	51	37	(23)
Net realized capital gains (losses)	$(74)	$(275)	$142	$(107)
[1]     The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2020 (Successor Company), were $4 for the year ended December 31, 2020 (Successor Company).The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2019 (Successor Company), were $(2) for the year ended December 31, 2019 (Successor Company).The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities were $(14) for the period of June 1, 2018 to December 31, 2018 (Successor Company), and $(3) for the period of January 1, 2018 to May 31, 2018 (Predecessor Company).
[2]    Due to the adoption of accounting guidance for credit losses on January 1, 2020, realized capital losses previously reported as OTTI are now presented as credit losses which are net of any recoveries. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

[3]    Represents the change in ACL recorded during the period following the adoption of accounting guidance for credit losses on January 1, 2020. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
[4] Includes gains (losses) on non-qualifying derivatives, excluding foreign currency derivatives, of $149 for the year ended December 31, 2020 (Successor Company), $54 for the year ended December 31, 2019 (Successor Company), $35 for the period of June 1, 2018 to December 31, 2018 (Successor Company), and $(10) for the period of January 1, 2018 to May 31, 2018 (Predecessor Company).

Sales of AFS Securities
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Fixed maturities, AFS
Sale proceeds	$1,789	$2,541	$2,523	$3,523
Gross gains	165	67	12	45
Gross losses	(31)	(16)	(37)	(47)
Sales of AFS securities in 2020 were primarily a result of tactical changes to the portfolio as a result of changing market conditions and to a lesser extent duration and liquidity management.
Accrued Interest Receivable on Fixed Maturities, AFS and Mortgage Loans
As of December 31, 2020 and 2019 (Successor Company), the Company reported accrued interest receivable related to fixed maturities, AFS of $114 and $122, respectively, and accrued interest receivable related to mortgage loans of $7 and $8, respectively. These amounts are recorded in other assets on the Consolidated Balance Sheets and are not included in the amortized cost or fair value of the fixed maturities or mortgage loans. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due. Write-offs of accrued interest receivable are recorded as a credit loss component of realized capital gains and losses.
Interest income on fixed maturities and mortgage loans is accrued unless it is past due over 90 days or management deems the interest uncollectible.
Recognition and Presentation of Intent-to-Sell Impairments and ACL on Fixed Maturities, AFS
The Company will record an "intent-to-sell impairment" as a reduction to the amortized cost of fixed maturities, AFS in an unrealized loss position if the Company intends to sell or it is more likely than not that the Company will be required to sell the fixed maturity before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value on the impairment date and the amortized cost basis of the fixed maturity before recognizing the impairment.
When fixed maturities are in an unrealized loss position and the Company does not record an intent-to-sell impairment, the Company will record an ACL, through net realized capital gains and losses, for the portion of the unrealized loss due to a credit loss. Any remaining unrealized loss on a fixed maturity after recording an ACL is the non-credit amount and is recorded in OCI. The ACL is the excess of the amortized cost over the greater of the Company's best estimate of the present value of expected future cash flows or the security's fair value. Cash flows are discounted at the effective yield that is used to record interest income. The ACL cannot exceed the unrealized loss and, therefore, it may fluctuate with changes in the fair value of the fixed maturity if the fair value is greater than the Company's best estimate of the present value of expected future cash flows. The initial ACL and any subsequent changes are recorded in net realized capital gains and losses. The ACL is written off against the amortized cost in the period in which all or a portion of the related fixed maturity investment is determined to be uncollectible.
Prior to January 1, 2020, the Company recorded an OTTI for those fixed maturities for which the Company did not expect to recover the entire amortized cost basis. For these securities, the excess of the amortized cost basis over its fair value was separated into the portion representing a credit OTTI, which was recorded in net realized capital losses, and the remaining non-credit amount, which was recorded in OCI. The credit OTTI amount is the excess of its amortized cost basis over the Company’s best estimate of discounted expected future cash flows. The non-credit amount is the excess of the best estimate of the discounted expected future cash flows over the fair value.The Company’s best estimate of discounted

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

expected future cash flows became the new cost basis and accreted prospectively into net investment income over the estimated remaining life of the security. Amounts previously recognized in accumulated other comprehensive income as of the ASU 2016-13 guidance adoption date that relate to improvements in cash flows expected to be collected will continue to be accreted into income over the asset's remaining life.
Developing the Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company's considerations include, but are not limited to (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, instrument-specific developments including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTVs"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

ACL on Fixed Maturities, AFS by Type for the Year Ended December 31, 2020 (Successor Company)
(Before tax)	Corporate	Total
Balance, beginning of year	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	1	1
Balance as of end of period	$1	$1

Cumulative Credit Impairments on Fixed Maturities, AFS
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2019	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(Before tax)
Balance as of beginning of period	$(6)	$—	$(88)
Additions for credit impairments recognized on [1]:
Fixed maturities not previously impaired	(4)	(6)	—
Reductions for credit impairments previously recognized on:
Fixed maturities that matured or were sold during the period	6	—	17
Fixed maturities due to an increase in expected cash flows	—	—	1
Balance as of end of period	$(4)	$(6)	$(70)
[1]These additions are included in net realized capital gains (losses) on the Consolidated Statements of Operations.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Fixed Maturities, AFS

Fixed Maturities, AFS by Type
	Successor Company
	December 31, 2020					December 31, 2019
	Amortized Cost [1]	ACL [2]	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amortized Cost [1]	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [3]
ABS	$436	$—	$8	$—	$444	$291	$4	$—	$295	$—
CLOs	1,425	—	7	(4)	1,428	1,150	6	(6)	1,150	—
CMBS	1,152	—	77	(11)	1,215	1,331	65	(3)	1,391	—
Corporate	7,240	(1)	1,296	(12)	8,552	7,403	696	(7)	8,121	—
Foreign govt./govt. agencies	236	—	32	—	266	382	30	(1)	409	—
Municipal	761	—	115	(1)	875	705	56	—	761	—
RMBS	745	—	26	(2)	769	853	16	(1)	868	—
U.S. Treasuries	1,142	—	192	(8)	1,326	905	88	—	993	—
Total fixed maturities, AFS	$13,137	$(1)	$1,753	$(38)	$14,875	$13,020	$961	$(18)	$13,988	$—
[1]The cost or amortized cost of assets that support modified coinsurance reinsurance contracts were not adjusted as part of the application of pushdown accounting. As a result, gross unrealized gains (losses) only include subsequent changes in value recorded in AOCI beginning June 1, 2018. Prior changes in value have been recorded in additional paid-in capital.
[2]Represents the ACL recorded following the adoption of accounting guidance for credit losses on January 1, 2020. For further information refer to Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
[3]Represents the amount of cumulative non-credit impairment losses recognized in OCI on fixed maturities that also had credit impairments. These losses are included in gross unrealized losses as of December 31, 2019 (Successor Company).

Fixed maturities, AFS, by Contractual Maturity Year
	Successor Company
	December 31, 2020		December 31, 2019
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$238	$241	$295	$300
Over one year through five years	1,376	1,462	1,260	1,297
Over five years through ten years	1,808	2,052	1,824	1,951
Over ten years	5,957	7,264	6,016	6,736
Subtotal	9,379	11,019	9,395	10,284
Mortgage-backed and asset-backed securities	3,758	3,856	3,625	3,704
Total fixed maturities, AFS	$13,137	$14,875	$13,020	$13,988
Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.
The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholder's equity, other than the U.S. government and certain U.S. government agencies as of December 31, 2020 or 2019 (Successor Company). As of December 31, 2020 (Successor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were the IBM Corporation, Walt Disney Company, and Wells Fargo & Company, which each comprised less than 1% of total invested assets. As of December 31, 2019 (Successor Company), other than U.S. government and certain U.S. government agencies, the Company’s three

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

largest exposures by issuer were the IBM Corporation, Walt Disney Company, and the Microsoft Corporation, which each comprised less than 1% of total invested assets.
The Company’s three largest exposures by sector as of December 31, 2020 (Successor Company), were financial services, utilities, and the CLO sector which comprised approximately 8%, 8%, and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2019 (Successor Company) were utilities, CMBS, and financial services which comprised approximately 7%, 7%, and 7%, respectively, of total invested assets.
Unrealized Losses on Fixed Maturities, AFS

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2020
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$—	$—	$16	$—	$16	$—
CLOs	346	(1)	411	(3)	757	(4)
CMBS	214	(11)	2	—	216	(11)
Corporate	110	(9)	63	(3)	173	(12)
Foreign govt./govt. agencies	1	—	—	—	1	—
Municipal	28	(1)	—	—	28	(1)
RMBS	223	(1)	39	(1)	262	(2)
U.S. Treasuries	236	(8)	—	—	236	(8)
Total fixed maturities, AFS in an unrealized loss position	$1,158	$(31)	$531	$(7)	$1,689	$(38)

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2019
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$51	$—	$14	$—	$65	$—
CLOs	188	(1)	642	(5)	830	(6)
CMBS	93	(2)	9	(1)	102	(3)
Corporate	144	(3)	176	(4)	320	(7)
Foreign govt./govt. agencies	5	—	30	(1)	35	(1)
Municipal	51	—	—	—	51	—
RMBS	80	—	87	(1)	167	(1)
U.S. Treasuries	13	—	—	—	13	—
Total fixed maturities, AFS in an unrealized loss position	$625	$(6)	$958	$(12)	$1,583	$(18)
As of December 31, 2020 (Successor Company), fixed maturities, AFS in an unrealized loss position consisted of 377 instruments, primarily in the corporate sectors, most notably energy issuers and issuers in the transportation services sector, and CMBS which were depressed largely due to widening of credit spreads since the purchase date. As of December 31, 2020 (Successor Company), 99% of these fixed maturities were depressed less than 20% of cost or amortized cost. The increase in unrealized losses during 2020 was primarily attributable to wider credit spreads within higher yielding corporates and CMBS and higher interest rates on U.S. Treasuries purchased earlier in the year.
Most of the fixed maturities depressed for twelve months or more relate to CLOs and corporates. CLO securities and corporate fixed maturities were primarily depressed because current market spreads are wider than at the respective purchase dates. The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities outlined in the preceding discussion. The decision to record credit losses on fixed maturities, AFS in the form of an ACL

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations resulting in realized losses in future periods.
Mortgage Loans
ACL on Mortgage Loans
The Company reviews mortgage loans on a quarterly basis to estimate the ACL, with changes in the ACL recorded in net realized capital gains and losses. Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt-service coverage ratios ("DSCRs") and LTVs over the forecast period. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios.
In response to significant economic stress experienced as a result of the COVID-19 pandemic during 2020 the Company increased the weight of both a moderate and severe recession in our estimate of the ACL. The Company continues to monitor economic uncertainty including rising COVID-19 infections leading to short-term lockdowns and the corresponding impact that this might have on the mortgage loan portfolio.
The ultimate impact to the Company’s financial statements could vary significantly from our estimates depending on, among other things, the duration and severity of the pandemic, the duration and severity of the economic downturn and the degree to which federal, state and local government actions to mitigate the economic impact of COVID-19 are effective. The impact on our commercial mortgage loan portfolio will also be impacted by borrower behavior in response to the economic stress. Borrowers with lower LTVs have an incentive to continue to make payments of principal and/or interest in order to preserve the equity they have in the underlying commercial real estate properties. As property values decline, borrowers have less incentive to continue to make payments.
When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans.The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral such as changes in projected property value estimates. As of December 31, 2020 (Successor Company), the Company did not have any mortgage loans for which an ACL was established on an individual basis.
There were no mortgage loans held-for-sale as of December 31, 2020 or 2019 (Successor Company). As of December 31, 2020 (Successor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.
Prior to January 1, 2020, the accounting model was based on an incurred loss approach. Mortgage loans were considered to be impaired when management estimated that, based upon current information and events, it was probable that the Company would be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that were deemed impaired, a valuation allowance was established for the difference between the carrying amount and estimated value. Changes in valuation allowances were recorded in net realized capital gains and losses.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

ACL on Mortgage Loans
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Balance as of January 1,	$—	$5	$—	$—
Cumulative effect of accounting changes [1]	9
Adjusted beginning ACL [2]	9	5	—	—
Current period provision (release)	8	(5)	5	—
Balance as of December 31,	$17	$—	$5	$—
[1] Represents the establishment of ACL recorded on adoption of accounting guidance for credit losses on January 1, 2020. For further                 information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies.
[2] Prior to adoption of accounting guidance for credit losses on January 1, 2020, amounts were presented as a valuation allowance on mortgage loans.
The increase in the allowance for the year-ended December 31, 2020 (Successor Company) is the result of the COVID-19 pandemic and its impacts on the economic forecasts, as discussed above, as well as lower estimated property values and operating income as compared to the prior year.
The weighted-average LTV ratio of the Company’s mortgage loan portfolio was 54% as of December 31, 2020 (Successor Company), while the weighted-average LTV ratio at origination of these loans was 62%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals updated no less than annually. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments and are updated no less than annually through reviews of underlying properties.

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2020 (Successor Company)
	2020		2019		2018		2017		2016		2015 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR
65% - 80%	6	1.24x	78	1.56x	175	1.75x	94	1.98x	1	2.95x	54	1.12x	408	1.68x
Less than 65%	164	2.26x	207	2.95x	178	2.24x	248	2.35x	176	2.90x	728	2.29x	1,701	2.44x
Total mortgage loans	$170	2.23x	$285	2.56x	$353	1.99x	$342	2.25x	$177	2.90x	$782	2.21x	$2,109	2.29x
[1] Amortized cost of mortgage loans excludes ACL of $17.

Mortgage Loans LTV & DSCR as of December 31, 2019 (Successor Company)
Loan-to-Value	Amortized Cost	Avg. DSCR
65% - 80%	$269	1.74x
Less than 65%	1,972	2.44x
Total mortgage loans	$2,241	2.36x

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Mortgage Loans by Region
	Successor Company
	December 31, 2020		December 31, 2019
	Amortized Cost [1]	Percent of Total	Amortized Cost	Percent of Total
East North Central	$80	3.8%	$67	3.0%
East South Central	19	0.9%	19	0.9%
Middle Atlantic	154	7.3%	204	9.1%
Mountain	78	3.7%	75	3.3%
New England	83	3.9%	85	3.8%
Pacific	562	26.7%	646	28.8%
South Atlantic	569	27.0%	510	22.8%
West South Central	213	10.1%	209	9.3%
Other [2]	351	16.6%	426	19.0%
Total mortgage loans	$2,109	100%	$2,241	100%
[1]Amortized cost of mortgage loans excludes ACL of $17.
[2]Primarily represents loans collateralized by multiple properties in various regions.

Mortgage Loans by Property Type
	Successor Company
	December 31, 2020		December 31, 2019
	Amortized Cost [1]	Percent of Total	Amortized Cost	Percent of Total
Commercial
Industrial	$602	28.6%	$603	26.9%
Lodging	22	1.0%	24	1.1%
Multifamily	536	25.4%	576	25.7%
Office	481	22.8%	471	21.0%
Retail	418	19.8%	398	17.8%
Single Family	50	2.4%	120	5.3%
Other	—	—%	49	2.2%
Total mortgage loans	$2,109	100%	$2,241	100%
[1]Amortized cost of mortgage loans excludes ACL of $17.
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2020 and 2019 (Successor Company), the Company held no mortgage loans considered past due.
Purchased Financial Assets with Credit Deterioration
Purchased financial assets with credit deterioration ("PCD") are purchased financial assets with a “more-than-insignificant” amount of credit deterioration since origination. PCD assets are assessed only at initial acquisition date and for any investments identified, the Company records an allowance at acquisition with a corresponding increase to the amortized cost basis. As of December 31, 2020 (Successor Company), the Company held no PCD fixed maturities, AFS or mortgage loans.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIEs") primarily as an investor through normal investment activities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE on the Company’s Consolidated Financial Statements. As of December 31, 2020 and 2019 (Successor Company), the Company did not hold any VIEs for which it was the primary beneficiary.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2020 and 2019 (Successor Company) is limited to the total carrying value of $975 and $914, respectively, which are included in limited partnerships and other alternative investments on the Company's Consolidated Balance Sheets. As of December 31, 2020 and 2019 (Successor Company), the Company had outstanding commitments totaling $461 and $474, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.
In addition, the Company also makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are included in ABS, CLOs, CMBS and RMBS in the Available-for-Sale Securities table on the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits and the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally of ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's Consolidated Balance Sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

From time to time, the Company enters into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The maturity of these transactions is generally within one year. The agreements require additional collateral to be transferred to the Company under specified conditions and the Company has the right to sell or re-pledge the securities received. The Company accounts for reverse repurchase agreements as collateralized financing. The receivable for reverse repurchase agreements is included within short-term investments in the Company's Consolidated Balance Sheets.

Repurchase Agreements
	Successor Company
	December 31, 2020	December 31, 2019
	Fair Value	Fair Value
Repurchase agreements:
Gross amount of recognized liabilities for repurchase agreements	$262	$269
Gross amount of collateral pledged related to repurchase agreements [1]	$267	$273
Gross amount of recognized receivables for reverse repurchase agreements [2]	$28	$10
[1]Collateral pledged is included within fixed maturities, AFS and short-term investments on the Company's Consolidated Balance Sheets.
[2]Collateral received is included within short-term investments on the Company's Consolidated Balance Sheets.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2020 and 2019 (Successor Company), the fair value of securities on deposit was $28 and $24, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivative Instruments of Notes to Consolidated Financial Statements.
Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company recognized total equity method income of $130 and $161 for the years ended December 31, 2020 and 2019 (Successor Company), respectively, $67 for the period of June 1, 2018 to December 31, 2018 (Successor Company), and $41 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2020 (Successor Company) is limited to the total carrying value of $999. In addition, the Company has outstanding commitments totaling approximately $463, to fund limited partnership and other alternative investments as of December 31, 2020 (Successor Company).
The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2020, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $130.7 billion and $140.4 billion as of December 31, 2020 and 2019 (Successor Company), respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $24.3 billion and $25.5 billion as of December 31, 2020 and 2019 (Successor Company), respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $1.0 billion, $405 and $653 for the years ended December 31, 2020, 2019 and 2018 (Successor Company), respectively. Aggregate net income excluding net investment income of the limited partnerships in which the Company invested totaled $5.9 billion, $10.2 billion, and $8.9 billion for the years ended December 31, 2020, 2019 and 2018 (Successor Company), respectively. As of, and for the year ended, December 31, 2020 (Successor Company), the aggregated summarized financial data reflects the latest available financial information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives

Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as free-standing derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. As a result of pushdown accounting, derivative instruments that previously qualified for hedge accounting were de-designated and recorded at fair value through adjustments to additional paid in capital at the acquisition date. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Non-qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2020 and 2019 (Successor Company), the notional amount of interest rate swaps in offsetting relationships was $1.3 billion for both years.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Fixed Payout Annuity Hedge
The Company previously had obligations for certain yen denominated fixed payout annuities under an assumed reinsurance contract. The Company had in place swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments. The last swap matured on October 31, 2019.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio.
Macro Hedge Program
The Company utilizes equity swaps, options and futures as well as interest rate swaps to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher GMWB and guaranteed minimum death benefits ("GMDB") claims as well as lower variable annuity fee revenue.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as free-standing derivatives with a notional amount equal to the GRB reinsured.
During 2020, the Company closed the dynamic hedging program as the targeted risk exposure was no longer significant. Any risks covered previously under the dynamic hedging program are now covered by the macro hedge program. The Company previously utilized derivatives (“GMWB hedging instruments”) as part of a dynamic hedging program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders. The GMWB hedging instruments hedged changes in interest rates, equity market levels, and equity volatility. These derivatives included customized swaps, interest rate swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The Company retained the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices.

GMWB Hedging Instruments
	Successor Company
	Notional Amount		Fair Value
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Customized swaps		$3,938		$34
Equity swaps, options, and futures		855		(2)
Interest rate swaps and futures		2,189		41
Total		$6,982		$73
Modified Coinsurance Reinsurance Contracts
As of December 31, 2020 and 2019 (Successor Company), the Company had approximately $843 and $819, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves.
Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option.

Successor Company
	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
Hedge Designation/ Derivative Type	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019
Cash flow hedges
Foreign currency swaps	$25	$10	$(2)	$—	$—	$—	$(2)	$—
Total cash flow hedges	25	10	(2)	—	—	—	(2)	—
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	3,419	3,082	(13)	(39)	28	11	(41)	(50)
Foreign exchange contracts
Foreign currency swaps and forwards	222	225	—	(7)	8	9	(8)	(16)
Credit contracts
Credit derivatives that purchase credit protection	40	40	—	(1)	—	—	—	(1)
Equity contracts
Equity index swaps and options	2,000	2,000	—	—	—	—	—	—
Variable annuity hedge program
GMWB product derivatives [1]	7,803	8,717	21	5	33	23	(12)	(18)
GMWB reinsurance contracts	1,688	1,869	7	17	7	17	—	—
GMWB hedging instruments	—	6,982	—	73	—	89	—	(16)
Macro hedge program	24,188	19,879	(453)	(114)	268	98	(721)	(212)
Other
Modified coinsurance reinsurance contracts	843	819	(93)	(43)	—	—	(93)	(43)
Total non-qualifying strategies	40,203	43,613	(531)	(109)	344	247	(875)	(356)
Total cash flow hedges and non-qualifying strategies	$40,228	$43,623	$(533)	$(109)	$344	$247	$(877)	$(356)
Balance Sheet Location
Fixed maturities, available-for-sale	$49	$43	$—	$—	$—	$—	$—	$—
Other investments	5,791	5,779	12	72	13	83	(1)	(11)
Other liabilities	24,054	26,396	(480)	(160)	291	124	(771)	(284)
Reinsurance recoverables	2,531	2,688	(86)	(26)	7	17	(93)	(43)
Other policyholder funds and benefits payable	7,803	8,717	21	5	33	23	(12)	(18)
Total derivatives	$40,228	$43,623	$(533)	$(109)	$344	$247	$(877)	$(356)
[1] These derivatives are embedded within liabilities and are not held for risk management purposes.
Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset on the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Offsetting Derivative Assets and Liabilities (Successor Company)
	(i)	(ii)	(iii) = (i) - (ii)			(v) = (iii) - (iv)
			Net Amounts Presented on the Statement of Financial Position		Collateral Disallowed for Offset on the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset on the Statement of Financial Position	Derivative Assets [1] (Liabilities) [2]	Accrued Interest and Cash Collateral (Received) [3] Pledged [2]	Financial Collateral (Received) Pledged [4]	Net Amount
As of December 31, 2020
Other investments	$304	$295	$12	$(3)	$—	$9
Other liabilities	(772)	(279)	(480)	(13)	(488)	(5)
As of December 31, 2019
Other investments	$207	$187	$72	$(52)	$8	$12
Other liabilities	(295)	(91)	(160)	(44)	(204)	—
[1]Included in other invested assets on the Company's Consolidated Balance Sheets.
[2]Included in other liabilities on the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.
[3]Included in other investments on the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.
[4]Excludes collateral associated with exchange-traded derivative instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Derivatives in Cash Flow Hedging Relationships
	Gain (Loss) Recognized in OCI
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Interest rate swaps	$—	$—	$—	$(17)
Foreign currency swaps	(2)	—	—	—
Total	$(2)	$—	$—	$(17)

Derivatives in Cash Flow Hedging Relationships (Successor Company)
Gain or (Loss) Reclassified from AOCI into Income
	For the Years Ended December 31,				June 1, 2018 to December 31, 2018
	2020		2019
	Net Capital Gain (Loss)	Net Investment Income	Net Capital Gain (Loss)	Net Investment Income	Net Capital Gain (Loss)	Net Investment Income
Interest rate swaps	—	—	—	—	—	—
Foreign currency swaps	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—
Total Amounts Presented on the Consolidated Statements of Operations	$(74)	$816	$(275)	$924	$142	$509

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivatives in Cash Flow Hedging Relationships (Predecessor Company)
	Gain or (Loss) Reclassified from AOCI into Income
	January 1, 2018 to May 31, 2018
	Net Capital Gain/(Loss)	Net Investment Income
Interest rate swaps	$—	$8
Foreign currency swaps	(2)	—
Total	(2)	8
Total Amounts Presented on the Consolidated Statements of Operations	$(107)	$520
As of December 31, 2020, the before tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months is less than $1. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Variable annuity hedge program
GMWB product derivatives	$67	$134	$(25)	$82
GMWB reinsurance contracts	(27)	(13)	1	(25)
GMWB hedging instruments	42	(68)	36	(45)
Macro hedge program	(414)	(418)	153	(36)
Total variable annuity hedge program	(332)	(365)	165	(24)
Foreign exchange contracts
Foreign currency swaps and forwards	(4)	—	2	(3)
Fixed payout annuity hedge	—	(4)	(15)	10
Total foreign exchange contracts	(4)	(4)	(13)	7
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	180	103	23	(40)
Credit contracts
Credit derivatives that purchase credit protection	19	—	—	1
Credit derivatives that assume credit risk	—	7	(1)	(3)
Equity contracts
Equity index swaps and options	—	(1)	—	—
Other
Modified coinsurance reinsurance contracts	(50)	(55)	13	32
Total other non-qualifying derivatives	149	54	35	(10)
Total [1]	$(187)	$(315)	$187	$(27)
[1]    Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option.
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings. As of December 31, 2020 and 2019 (Successor Company), the Company did not hold any credit derivatives that assume credit risk.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2020 and 2019 (Successor Company), the Company pledged cash collateral with a fair value of $48 and $10, respectively, associated with derivative instruments. The collateral receivable has been recorded in other assets or other liabilities on the Company's Consolidated Balance Sheets, as determined by the Company's election to offset on the balance sheet. As of December 31, 2020 and 2019 (Successor Company), the Company also pledged securities collateral associated with derivative instruments with a fair value of $526 and $214, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties generally have the right to sell or re-pledge these securities. In addition, as of December 31, 2020 and 2019 (Successor Company), the Company has pledged initial margin of securities related to OTC-cleared and exchange traded derivatives with a fair value of $215 and $165, respectively.
As of December 31, 2020 and 2019 (Successor Company), the Company accepted cash collateral associated with derivative instruments of $65 and $188, respectively, which was invested and recorded on the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2020 and 2019 (Successor Company) with a fair value of $0 and $9, respectively, all of which the Company has the right to sell or repledge. As of December 31, 2020 (Successor Company), the Company has not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included on the Company's Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance
The Company cedes insurance to unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.
Reinsurance Recoverables
Reinsurance recoverables include balances due from reinsurance companies and are presented net of allowances for uncollectible reinsurance in 2019 and net of ACL in 2020, upon adoption of ASU 2016-13. For further information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements. The ACL represents an estimate of expected credit losses over the lifetime of the contracts that reflect management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ inability to pay. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.

Reinsurance Recoverables, net (Successor Company)
	As of December 31,
	2020	2019
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$18,807	$19,534
Commonwealth	7,579	8,147
Other reinsurers	1,076	1,143
Gross reinsurance recoverables	27,462	28,824
Less: ACL	7
Reinsurance recoverables, net [1]	$27,455	$28,824
[1] As of December 31, 2019 (Successor Company), no allowance for uncollectible reinsurance was required.
As of December 31, 2020 (Successor Company), the Company had reinsurance recoverables from Commonwealth, Massachusetts Mutual Life Insurance Company ("MassMutual") and Prudential Financial, Inc. ("Prudential") of approximately $7.6 billion, $7.0 billion and $11.8 billion, respectively. As of December 31, 2019 (Successor Company), the Company had reinsurance recoverables from Commonwealth, MassMutual and Prudential of $8.1 billion, $8.0 billion and $11.5 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to Commonwealth, MassMutual and Prudential are primarily secured by invested assets held in trust.
As of December 31, 2020 (Successor Company), the ACL increased to $7 from $5 at January 1, 2020, upon adoption of ASU 2016-13. The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on a quarterly basis. The probability of default factors encompass historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

Insurance Revenues
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Gross earned premiums, fee income and other	$2,221	$2,375	$1,439	$1,059
Reinsurance assumed	125	115	66	48
Reinsurance ceded	(1,570)	(1,627)	(972)	(684)
Net earned premiums, fee income and other	$776	$863	$533	$423
The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1.5 billion and $1.4 billion for the years ended December 31, 2020 and 2019 (Successor Company), respectively, $731 for the period of June 1, 2018 to December 31, 2018 (Successor Company) and $546 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Deferred Policy Acquisition Costs and Value of Business Acquired

Changes in the DAC Balance [1]
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Balance, beginning of period	$—	$—	$—	$405
Deferred costs	—	—	—	1
Amortization — DAC	—	—	—	(13)
Amortization — Unlock benefit (charge), pre-tax	—	—	—	(3)
Adjustments to unrealized gains and losses on securities AFS and other	—	—	—	31
Balance, end of period	$—	$—	$—	$421
[1]    Effective with the application of pushdown accounting on May 31, 2018, the Company eliminated its DAC balance through a pushdown accounting adjustment. Please see Note 1, Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements for further discussion of pushdown accounting.

Changes in the VOBA Balance [1]
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Balance, beginning of period	$696	$716	$805	$—
Amortization — VOBA [2]	14	25	(80)	—
Amortization — Unlock benefit (charge), pre-tax	(64)	—	(19)	—
Adjustments to unrealized gains and losses on securities AFS and other	(60)	(45)	10	—
Balance, end of period	$586	$696	$716	$—
[1]    Effective with the application of pushdown accounting on May 31, 2018, the Company established its VOBA balance through a pushdown accounting adjustment. For further discussion of pushdown accounting, please see Note 1, Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
[2] Negative gross profits due to hedge losses resulted in a write-up of VOBA.

Expected Amortization of VOBA
Successor Company
Years	Expected Amortization
2021	$(10)
2022	$18
2023	$22
2024	$25
2025	$31

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for Future Policy Benefits
Successor Company
	Universal Life-Type Contracts
	GMDB/GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of January 1, 2020	$450	$3,691	$14,324	$18,465
Incurred [3]	101	526	467	1,094
Paid	(91)	(22)	(821)	(934)
Liability balance as of December 31, 2020	$460	$4,195	$13,970	$18,625
Reinsurance recoverable asset as of January 1, 2020	$269	$3,691	$4,843	$8,803
Incurred [3]	57	526	122	705
Paid	(72)	(22)	(275)	(369)
Reinsurance recoverable asset as of December 31, 2020	$254	$4,195	$4,690	$9,139

Successor Company
	Universal Life-Type Contracts
	GMDB/GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of January 1, 2019	$462	$3,276	$14,585	$18,323
Incurred [3]	78	419	566	1,063
Paid	(90)	(4)	(827)	(921)
Liability balance as of December 31, 2019	$450	$3,691	$14,324	$18,465
Reinsurance recoverable asset as of January 1, 2019	$284	$3,276	$4,972	$8,532
Incurred [3]	57	419	163	639
Paid	(72)	(4)	(292)	(368)
Reinsurance recoverable asset as of December 31, 2019	$269	$3,691	$4,843	$8,803
[1]    These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the GRB are embedded derivatives held at fair value and are excluded from these balances.
[2]    Represents life-contingent reserves for which the company is subject to insurance and investment risk.
[3]    Includes the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Value by GMDB/GMWB Type as of December 31, 2020
	Account Value (“AV”) [9]	Net amount at Risk (“NAR”) [10]	Retained Net Amount at Risk (“RNAR”) [10]	Weighted Average Attained Age of Annuitant
MAV [1]
MAV only	$12,649	$1,500	$225	74
With 5% rollup [2]	928	72	23	75
With earnings protection benefit rider (“EPB”) [3]	3,221	594	83	74
With 5% rollup & EPB	446	101	22	76
Total MAV	17,244	2,267	353
Asset protection benefit ("APB") [4]	8,332	46	32	72
Lifetime income benefit ("LIB") – death benefit [5]	369	2	2	74
Reset [6] (5-7 years)	2,420	7	5	72
Return of premium ("ROP") /other [7]	5,642	46	45	75
Variable annuity without GMDB [8]	2,570	—	—	72
Subtotal variable annuity [11]	$36,577	$2,368	$437	74
Less: general account value	2,801
Subtotal variable annuity separate account liabilities	33,776
Separate account liabilities - other	75,849
Total separate account liabilities	$109,625
[1]MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).
[2]Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.
[3]EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.
[4]APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).
[5]LIB GMDB is the greatest of current AV; net premiums paid; or, for certain contracts, a benefit amount generally based on market performance that ratchets over time.
[6]Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).
[7]ROP GMDB is the greater of current AV and net premiums paid.
[8]Includes account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
[9]AV includes the contract holder’s investment in the separate account and the general account.
[10]NAR is defined as the guaranteed minimum death benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.
[11]Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $5.0 billion of total account value and weighted average attained age of 76 years. There is no NAR or retained NAR related to these contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Balance Breakdown of Variable Separate Account Investments for Contracts with Guarantees
	Successor Company
Asset Type	December 31, 2020	December 31, 2019
Equity securities (including mutual funds)	$32,011	$31,114
Cash and cash equivalents [1]	1,765	1,319
Total [2]	$33,776	$32,433
[1]    Represents an allocation of the portfolio holdings.
[2]    Includes $2.6 billion and $2.3 billion of account value as of December 31, 2020 and 2019 (Successor Company) for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
As of December 31, 2020 and 2019 (Successor Company), approximately 18% and 21%, respectively, of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 82% and 79%, respectively, were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Other Intangible Assets

Other Intangible Assets (Successor Company)
As of December 31, 2020
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Expected Life
Amortizing intangible assets [1]	$29	$15	$14	5
Total indefinite lived intangible assets [2]	26	—	26	—
Total other intangible assets	$55	$15	$40	5
[1]    Consist of internally developed software
[2]    Consist of state insurance licenses
There have been no additions, renewals or extension since December 31, 2019 (Successor Company).

Expected Pre-tax Amortization Expense (Successor Company)
Years	Expected Future Amortization Expense
2021	$6
2022	$6
2023	$2
2024	$—
2025	$—

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The Connecticut Insurance Department ("CTDOI") will permit the Company to pledge up to approximately $940 in qualifying assets to secure FHLBB advances for 2021. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2020, the Company had no advances outstanding under the FHLBB facility.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes

Provision for Income Taxes
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
Income Tax Expense (Benefit)	2020	2019
Current - U.S. Federal	$10	$(8)	$(15)	$1
Deferred - U.S. Federal	56	52	74	6
Total income tax expense	$66	$44	$59	$7
Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities.

Components of Deferred Tax Assets (Liabilities)
	Successor Company
	As of December 31,
	2020	2019
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$79	$60
Unearned premium reserve and other underwriting related reserves	1	4
VOBA and reserves	567	557
Net operating loss carryover	102	166
Employee benefits	7	4
Foreign tax credit carryover	18	13
Deferred reinsurance gain	198	210
Other	11	15
Total deferred tax assets	983	1,029
Deferred Tax Liabilities
Investment related items	(145)	(150)
Net unrealized gain on investments	(360)	(198)
Total deferred tax liabilities	(505)	(348)
Net deferred tax assets	$478	$681
The federal audits for the Company have been completed through 2013 and the Company is not currently under examination for any open years. The statute of limitations is closed through the 2016 tax year with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that adequate provision has been made on the consolidated financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. For periods ending December 31, 2020 and 2019 (Successor Company), the Company had no reserves for uncertain tax positions. At December 31, 2020 and 2019 (Successor Company), there was no unrecognized tax benefit that if recognized would affect the effective tax rate and that is reasonably possible of significantly increasing or decreasing within the next 12 months.
The Company classifies interest and penalties (if applicable) as income tax expense on the consolidated financial statements. The Company recognized no interest expense for the years ended December 31, 2020 and 2019 (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company). The Company had no interest payable as of December 31, 2020 and 2019 (Successor Company). The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.
The application of purchase and pushdown accounting resulted in market value adjustments to the Company’s assets and liabilities, which resulted in a corresponding increase in the Company’s deferred tax asset. For further information, see Note 1- Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes (continued)
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2020 and 2019 (Successor Company), the net deferred tax asset included the expected tax benefit attributable to net operating losses of $484 and $790, respectively. The totals include U.S. losses that were generated prior to 2017 of $121 and $437, respectively. These losses are subject to limits on the period for which they can be carried forward. If not utilized, these losses will expire from 2028-2030. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income. The totals also include U.S. losses that were generated in 2018 of $363 and $353, respectively, primarily due to the Commonwealth Annuity Reinsurance Agreement. These losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year.
Given the continued decline of the U.S. fixed and variable annuity business, the exposure to taxable losses is significantly lessened, and given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Foreign Tax Credit Carryover
As of December 31, 2020 and 2019 (Successor Company), the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $18 and $13 respectively.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Tax provision at the U.S. federal statutory rate	$98	$86	$98	$21
Dividends received deduction ("DRD")	(28)	(34)	(37)	(12)
Foreign related investments	(4)	(7)	(4)	(3)
Tax reform	—	—	—	(2)
Other		(1)	2	3
Provision for income taxes	$66	$44	$59	$7
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11. Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.
Lease Commitments
The rent paid to Hartford Fire Insurance Company ("Hartford Fire") for operating leases was $2 and $2 for the years ended December 31, 2020 and 2019, respectively (Successor Company), $1 for the period of June 1, 2018 to December 31, 2018 (Successor Company) and $1 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company).

Future Minimum Lease Payments (Successor Company)
2021	$1
2022	1
2023	1
2024	—
2025	—
Thereafter	—
Total minimum lease payments	$3
Unfunded Commitments
As of December 31, 2020 (Successor Company), the Company had outstanding commitments totaling $567, of which $463 was committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $4 of the outstanding commitments is primarily related to various funding obligations associated with private debt securities. The remaining outstanding commitments of $100 relate to mortgage loans. Of the $567 in total outstanding commitments, $66 are related to mortgage loan commitments which the Company can cancel unconditionally.
Guaranty Fund and Other Insurance-related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Commitments and Contingencies (continued)
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities on the Consolidated Balance Sheets. As of December 31, 2020 and 2019 (Successor Company) the liability balance was $7 and $8, respectively. As of December 31, 2020 and 2019 (Successor Company) amounts related to premium tax offsets of $2 were included in other assets.
Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked-based capital ("RBC") tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2020 (Successor Company) was $539. Of this $539, the legal entities have posted collateral of $572, which is inclusive of initial margin requirements in the normal course of business. In addition, the Company has posted collateral of $23 associated with a customized GMWB derivative. These collateral amounts could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that we post, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Transactions with Related Parties

Parent Company Transactions (Successor Company)
As of December 31, 2020 and 2019, the Company had no direct employees as we are managed by TLI, the Company's parent, pursuant to an Intercompany Services and Cost Allocation Agreement effective as of June 1, 2018 (the “Management Agreement”) between the Company, TLI and other Company affiliates. Pursuant to the Management Agreement, the parties provide a variety of operating services to each other to conduct their day to day business, including employee compensation and management services. Expenses incurred by TLI in providing these services are reimbursed by the Company based on TLI’s actual cost incurred.
For information related to capital contributions to the parent company, see the Dividends section of Note 13 - Statutory Results of Notes to Consolidated Financial Statements.
Parent Company Transactions (Predecessor Company)
Prior to the sale of the Company, substantially all general insurance expenses related to the Company were initially paid by The Hartford. Expenses were allocated to the Company using specific identification if available, or other applicable methods, that would include a blend of revenue, expense and capital.
Reinsurance Ceded to Affiliates (Predecessor Company)
The Company maintained a reinsurance agreement with Hartford Life and Accident Insurance Company ("HLA") whereby the Company ceded both group life and group accident and health risk business. Under this agreement, the Company ceded group life premiums of $9 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). The Company also ceded accident and health premiums of $25 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

Statutory Net Income (Loss)
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Combined statutory net income (loss)	$245	$488	$(126)	$181

Statutory Capital
	Successor Company
	As of December 31,
	2020	2019
Statutory capital [1]	$3,142	$3,194
[1]    The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice was approximately $51 and $37 as of December 31, 2020 and 2019 (Successor Company), respectively.
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income (loss) above represents the total statutory net income (loss) of the Company and its other insurance subsidiaries.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2020 and 2019 (Successor Company). The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results (continued)
Dividends
Dividends to the Company from its insurance subsidiaries and dividends from the Company to its parent are restricted by insurance regulation. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company. As a condition of the sale, Talcott Resolution Life Insurance Company and its affiliates were required to gain pre-approval from the state insurance commissioner for any dividends, regardless of size, through May 31, 2020.
On September 18, 2020 (Successor Company), TL received a $400 dividend from its subsidiary, Talcott Resolution Life and Annuity Insurance Company ("TLA"). On the same date, TL subsequently declared and paid a $319 dividend to its parent, Talcott Resolution Life, Inc. ("TLI").
On September 16, 2019 (Successor Company), TL received a $250 dividend from its subsidiary, TLA. On the same date, TL subsequently declared and paid a $700 dividend to its parent, TLI.
Prior to the close of the Talcott Resolution Sale Transaction, the Hartford Life Insurance Company (Predecessor Company) paid approximately $619 in dividends to its parent and subsequently to The Hartford. TL, formerly known as Hartford Life Insurance Company, contributed $309 and TLA, formerly known as Hartford Life and Annuity Insurance Company, contributed $308 including other intercompany transactions net settled between TL and The Hartford prior to closing.
After September 18, 2021, the Company is permitted to pay up to a maximum of $597 in dividends and the Company's subsidiaries are permitted to pay up to a maximum of $335 in dividends without prior approval from the state insurance commissioner.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, Net of Tax for the Year Ended December 31, 2020 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$717	$—	$—	$—	$717
OCI before reclassifications	665	(1)	(1)	—	663
Amounts reclassified from AOCI	(100)	1	—	—	(99)
OCI, net of tax	565	—	(1)	—	564
Ending balance	$1,282	$—	$(1)	$—	$1,281

Changes in AOCI, Net of Tax for the Year Ended December 31, 2019 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$(173)	$—	$2	$(171)
OCI before reclassifications	927	—	(2)	925
Amounts reclassified from AOCI	(37)	—	—	(37)
OCI, net of tax	890	—	(2)	888
Ending balance	$717	$—	$—	$717

Changes in AOCI, Net of Tax for the Period of June 1, 2018 to December 31, 2018 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$—	$—	$—	$—
OCI before reclassifications	(198)	—	2	(196)
Amounts reclassified from AOCI	25	—	—	25
OCI, net of tax	(173)	—	2	(171)
Ending balance	$(173)	$—	$2	$(171)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income (continued)

Changes in AOCI, Net of Tax for the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,022	$4	$(3)	$1,023
Cumulative effect of accounting changes, net of tax [1]	182	—	—	182
Adjusted balance, beginning of period	1,204	4	(3)	1,205
OCI before reclassifications	(432)	(13)	1	(444)
Amounts reclassified from AOCI	2	(5)	—	(3)
OCI, net of tax	(430)	(18)	1	(447)
Ending balance	$774	$(14)	$(2)	$758
[1]    Includes reclassification to retained earnings of $193 of stranded tax effects and $11 of net unrealized gains, after tax, related to equity securities. Refer to Note 1 - Basis of Presentation and Significant Accounting Policies for further information.

Reclassification from AOCI
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	Affected Line Item on the Consolidated Statement of Operations
	2020	2019
Net Unrealized Gain on Fixed Maturities
Available-for-sale securities	$127	$47	$(32)	$(2)	Net realized capital gains (losses)
	127	47	(32)	(2)	Income before income taxes
	27	10	(7)	—	Income tax expense
	$100	$37	$(25)	$(2)	Net income
Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded
Fixed maturities, AFS	$(1)				Net realized capital gains (losses)
	(1)				Income before income taxes
	—				Income tax expense
	$(1)				Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$—	$—	$—	$—	Net realized capital gains (losses)
Interest rate swaps	—	—	—	8	Net investment income
Foreign currency swaps	—	—	—	(2)	Net realized capital gains (losses)
	—	—	—	6	Income before income taxes
	—	—	—	1	Income tax expense
	$—	$—	$—	$5	Net income
Total amounts reclassified from AOCI	$99	$37	$(25)	$3	Net income

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
15. Subsequent Event
On January 18, 2021 the Company's indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street, a leading global investment firm. The merger is subject to regulatory approvals and other customary closing conditions and is expected to close in the second quarter of 2021. If consummated, the merger would result in a change of ownership and control of the Company and its life and annuity operating subsidiaries. Proceeds from the merger consist of a combined pre-closing dividend and cash at closing totaling approximately $2.25 billion and is subject to certain closing adjustments.

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a			All financial statements are included in Parts A and B of the Registration Statement.
b	1		Resolution of the Board of Directors authorizing the establishment of the Separate Account.
	2		Not applicable.
	3	a	Amended and Restated Principal Underwriter Agreement.
		b	Form of Dealer Agreement.
	4	a	Individual Flexible Premium Variable Annuity Contract
		b	Fixed Account Rider
		c	Extended Withdrawal Privilege Rider
		d	Personal Pension Account Annuity Rider Endorsement
		e	Enhanced Return of Premium Death Benefit Rider
		f	Guaranteed Minimum Accumulation Benefit Rider II
		g	Guaranteed Minimum Accumulation Benefit Plus Rider II
		h	Guaranteed Minimum Withdrawal Benefit Endorsement
		i	Guaranteed Minimum Withdrawal Benefit Rider II-2 (Joint Life/Spousal)
		j	Guaranteed Minimum Withdrawal Benefit Plus Rider II-2 (Joint Life/Spousal)
		k	Guaranteed Minimum Withdrawal Benefit Plus Rider M (Joint Life/Spousal)
		l	Guaranteed Minimum Withdrawal Benefit Rider II-2 (Single Life)
		m	Guaranteed Minimum Withdrawal Benefit Plus Rider II-2 (Single Life)
		n	Guaranteed Minimum Withdrawal Benefit Plus Rider M (Single Life)
		o	Maximum Anniversary Value Death Benefit Rider V
		p	Return Of Premium Death Benefit Rider V
	5		Form of Application.
	6	a	Articles of Incorporation of Talcott Resolution. (1)
		b	Amended and Restated Bylaws of Talcott Resolution. (1)
	7		Reinsurance Agreement dated April 25, 2012.
	8	a	AllianceBernstein Variable Products Series Fund, Inc.
		b	AIM VIT
		c	American Century Investments
		d	American Funds Insurance Series
		e	BlackRock
		f	Fidelity Investments
		g	Franklin Templeton Investments
		h	Hartford HLS Funds
		i	Lord Abbett & Co., LLC
		j	MFS Variable Insurance Trust
		k	PIMCO Equity Series
		l	PIMCO VIT
		m	Putnam Variable Trust
n
Guarantee Agreement, between Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company and its wholly owned subsidiary, Hartford Life Insurance Company, dated as of January 1, 1990.

		o	Guarantee between Hartford Life Insurance Company and ITT Hartford International Life Reassurance Corporation, dated August 29, 1994 and effective as of May 1, 1993.
		p	Guarantee Agreement, between Hartford Life Insurance Company and ITT Comprehensive Employee Benefit Service Company, its wholly owned subsidiary, dated as of April 1, 1997.

	q	Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997.
	r	Capital Maintenance Agreement by and between Hartford Life Insurance Company and Hartford Life, Inc. dated March 12, 2001.
9		Opinion and Consent of Lisa Proch, General Counsel
10		Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
11		No financial statements are omitted
12		Not applicable.
99		Copy of Power of Attorney.
(1)    Incorporated by reference to Item (24(b)(6)(a-b), respectively, Post-Effective Amendment No. 16, to the Registration Statement File No. 333-176150, filed on June 28, 2018.
ITEM 25 DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Glenn D. Abate	Assistant Vice President and Actuary
Christopher B. Abreu	Vice President and Chief Risk Officer
David Bell	Assistant Secretary and Chief Information Officer
Ellen T. Below	Vice President and Chief Communications Officer
Jeremy Billiel	Assistant Vice President and Treasurer
Matthew Bjorkman	Vice President and Chief Auditor
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Richard J Carbone (1)	Director
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Henry Cornell (2)	Director
Robert A. Cornell	Vice President and Actuary
Christopher Cramer	Vice President, Chief Secretary and Head of Tax
James Cubanski	Vice President
Christopher J. Dagnault (3)	Vice President
George Eknaian	Senior Vice President and Head of Pricing
Glenn Gadzik	Vice President and Actuary
W. Dana LaForge (4)	Director
Michael R. Hazel	Vice President and Controller
Donna R. Jarvis	Vice President and Actuary
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Peter Manley	Vice President and Head of Corporate Development and Strategy
Craig D. Morrow	Vice President and Actuary
Emily R. Pollack (2)	Director
Matthew J. Poznar	Senior Vice President and Chief Investment Officer
Lisa M. Proch	Senior Vice President, General Counsel and Chief Compliance Officer
Michael S. Rubinoff (5)	Director
Peter F. Sannizzaro	President and Chief Executive Officer, Director
Manu Sareen (6)	Director
David I. Schamis (7)	Director
Robert R. Siracusa	Vice President and Chief Financial Officer
Samir Srivastava	Vice President and Chief Information Officer
Robert Stein (8)	Director
Amy M. Stepnowski (9)	Director
Heath L. Watkin (10)	Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.
(1)    Address: 469 Edinboro Rd., Staten Island, NY 10306
(2)    Address: Cornell Capital LLP, 499 Park Ave., 21st Floor, New York, NY 10022
(3)    Address: 500 Bielenberg Drive, Woodbury, MN 55125
(4)    Address: Pine Brook, One Grand Central Place, 60 East 42nd St., 50th Floor, New York, NY 10165
(5)    Address: Safra, 546 5th Ave., 3rd Floor, New York, NY 10036
(6)    Address: Global Atlantic Re Ltd., 2nd Floor, Hamilton, Bermuda HM11
(7)    Address: Atlas Merchant Capital, 375 Park Ave., 21st Floor, New York, NY 10152
(8)    Address: 39 West 94th St., New York, NY 10025
(9)    Address: The Hartford, One Hartford Plaza, Hartford, CT 06155
(10)    Address: TRB Advisors LP, 767 Fifth Ave., 12th Floor, New York, NY 10153
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.
Filed herein as Exhibit 99.26.

ITEM 27. NUMBER OF CONTRACT OWNERS
As of February 28, 2021, there were 17,935 owners of qualified contracts and 13,921 owners of non-qualified contracts.

ITEM 28. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."
Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a)	TDC acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account One
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Ten
Talcott Resolution Life Insurance Company - Separate Account Three
Talcott Resolution Life Insurance Company - Separate Account Seven
Talcott Resolution Life and Annuity Insurance Company - Separate Account One

Talcott Resolution Life and Annuity Insurance Company - Separate Account Ten
Talcott Resolution Life and Annuity Insurance Company - Separate Account Three
Talcott Resolution Life and Annuity Insurance Company - Separate Account Six
Talcott Resolution Life and Annuity Insurance Company - Separate Account Seven
American Maturity Life Insurance Company Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company - Separate Account A

(b) Directors and Officers of TDC

Name	Positions and Offices with Underwriter
Christopher S. Conner	Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Privacy Officer and Operations Principal
Christopher J. Dagnault (1)	President and Chief Executive Officer, Director
Diane Krajewski	Director
James A. Maciolek	Chief Financial Officer, Treasurer and Financial & Operations Principal
Robert R. Siracusa	Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.
(1) Address: 500 Bielenberg Drive. Woodbury, MN 55125.

(c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Talcott Resolution at 1 Griffin Road North, Windsor, CT 06095.

ITEM 31. MANAGEMENT SERVICES
All management contracts are discussed in Part A and Part B of this Registration Statement.
ITEM 32. UNDERTAKINGS

(a)	The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.
(b)	The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Windsor, and State of Connecticut on April 29, 2021.

Talcott Resolution Life Insurance Company
Separate Account Seven (Registrant)

By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
President, Chief Executive Officer, Director

Talcott Resolution Life Insurance Company
(Depositor)

By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
President, Chief Executive Officer, Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Peter F. Sannizzaro, President, Chief Executive Officer, Director		/s/ Peter F. Sannizzaro
Robert R. Siracusa, Vice President, Chief Financial Officer		Peter F. Sannizzaro
Robert J. Carbone, Director*		/s/ Robert R. Siracusa
Henry Cornell, Director*		Robert R. Siracusa
W. Dana LaForge, Director*	*By:	/s/ Lisa Proch
Amy M. Stepnowski, Director*		Lisa Proch, Attorney-in-Fact
Emily R. Pollack, Director*	Date:	April 29, 2021
Michael S. Rubinoff, Director*
Manu Sareen, Director*
David I. Schamis, Director*
Robert W. Stein, Director*
Heath L. Watkin, Director*
333-176150

EXHIBIT INDEX
1		Resolution of the Board of Directors authorizing the establishment of the Separate Account.
3	a	Amended and Restated Principal Underwriter Agreement.
	b	Form of Dealer Agreement.
4	a	Individual Flexible Premium Variable Annuity Contract
	b	Fixed Account Rider
	c	Extended Withdrawal Privilege Rider
	d	Personal Pension Account Annuity Rider Endorsement
	e	Enhanced Return of Premium Death Benefit Rider
	f	Guaranteed Minimum Accumulation Benefit Rider II
	g	Guaranteed Minimum Accumulation Benefit Plus Rider II
	h	Guaranteed Minimum Withdrawal Benefit Endorsement
	i	Guaranteed Minimum Withdrawal Benefit Rider II-2 (Joint Life/Spousal)
	j	Guaranteed Minimum Withdrawal Benefit Plus Rider II-2 (Joint Life/Spousal)
	k	Guaranteed Minimum Withdrawal Benefit Plus Rider M (Joint Life/Spousal)
	l	Guaranteed Minimum Withdrawal Benefit Rider II-2 (Single Life)
	m	Guaranteed Minimum Withdrawal Benefit Plus Rider II-2 (Single Life)
	n	Guaranteed Minimum Withdrawal Benefit Plus Rider M (Single Life)
	o	Maximum Anniversary Value Death Benefit Rider V
	p	Return Of Premium Death Benefit Rider V
5		Form of Application.
7		Reinsurance Agreement dated April 25, 2012.
8	a	AllianceBernstein Variable Products Series Fund, Inc.
	b	AIM VIT
	c	American Century Investments
	d	American Funds Insurance Series
	e	BlackRock
	f	Fidelity Investments
	g	Franklin Templeton Investments
	h	Hartford HLS Funds
	i	Lord Abbett & Co., LLC
	j	MFS Variable Insurance Trust
	k	PIMCO Equity Series
	l	PIMCO VIT
	m	Putnam Variable Trust
n
Guarantee Agreement, between Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company and its wholly owned subsidiary, Hartford Life Insurance Company, dated as of January 1, 1990.

	o	Guarantee between Hartford Life Insurance Company and ITT Hartford International Life Reassurance Corporation, dated August 29, 1994 and effective as of May 1, 1993.
	p	Guarantee Agreement, between Hartford Life Insurance Company and ITT Comprehensive Employee Benefit Service Company, its wholly owned subsidiary, dated as of April 1, 1997.
	q	Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997.
	r	Capital Maintenance Agreement by and between Hartford Life Insurance Company and Hartford Life, Inc. dated March 12, 2001.
9		Opinion and Consent of Lisa Proch, General Counsel
10		Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
26		Organizational Chart

99	Copy of Power of Attorney.